As filed with the Securities and Exchange Commission on October 31, 2000
                                                              File Nos. 33-34841
                                                                        811-6011


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 81
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 82

                              THE MONTGOMERY FUNDS
             (Exact Name of Registrant as Specified in its Charter)

                              101 California Street
                         San Francisco, California 94111
                     (Address of Principal Executive Office)

                                 (415) 572-3863
              (Registrant's Telephone Number, Including Area Code)

                       Johanne Castro, Assistant Secretary
                              101 California Street
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)
                            -------------------------

             It is proposed that this filing will become effective:
               _X_   immediately upon filing pursuant to Rule 485(b)
               ___   on December 30, 1999 pursuant to Rule 485(b)
               ___   60 days after filing pursuant to Rule 485(a)(1)
               ___   75 days after filing pursuant to Rule 485(a)(2)
               ___   on ______________ pursuant to Rule 485(a)

                                   ----------

                     Please Send Copy of Communications to:

                               JULIE ALLECTA, ESQ.
                              DAVID A. HEARTH, ESQ.
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104
                                 (415) 835-1600

                              THE MONTGOMERY FUNDS

                      CONTENTS OF POST-EFFECTIVE AMENDMENT

This Post-Effective Amendment to the registration statement of the Registrant contains the following documents:

         Facing Sheet

         Contents of Post-Effective Amendment

         Part A - Combined Prospectus for Class R shares of Montgomery Growth Fund, Montgomery Mid Cap 20 Portfolio, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery International Growth Fund, Montgomery International 20 Portfolio, Montgomery Global Opportunities Fund, Montgomery Global 20 Portfolio, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short
                  Duration Government Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund, and other series of another Registrant.

         Part A - Combined Prospectus for Class P shares of Montgomery Growth Fund, Montgomery Small Cap Fund, Montgomery International Growth Fund, Montgomery Global 20 Portfolio, Montgomery Emerging Markets Fund, Montgomery Short Duration Government Bond Fund, Montgomery Government Money Market Fund, and Montgomery California Tax-Free Intermediate Bond Fund, and other series of another Registrant.

         Part A - Combined Prospectus for Class P Shares of Montgomery Small Cap Fund, Montgomery Emerging Markets Fund and other series of another Registrant.

         Part A - Prospectus for the Montgomery U.S. Select 20 Portfolio.

         Part B - Combined Statement of Additional Information for Class R shares of Montgomery Growth Fund, Montgomery Mid Cap 20 Portfolio, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery International Growth Fund, Montgomery International 20 Portfolio, Montgomery Global Opportunities Fund, Montgomery Global 20 Portfolio, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund and other series of another Registrant, and Class P shares of certain Funds and other series of another Registrant.

         Part B - Statement of Additional Information for the Montgomery U.S. Select 20 Portfolio.

         Part C - Other Information

         Signature Page

         Exhibits

      ---------------------------------------------------------------------

                                     PART A

                    COMBINED PROSPECTUS FOR CLASS R SHARES OF

                             MONTGOMERY GROWTH FUND
                         MONTGOMERY MID CAP 20 PORTFOLIO
                      MONTGOMERY U.S. EMERGING GROWTH FUND
                            MONTGOMERY SMALL CAP FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                      MONTGOMERY INTERNATIONAL 20 PORTFOLIO
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
                         MONTGOMERY GLOBAL 20 PORTFOLIO
                      MONTGOMERY GLOBAL COMMUNICATIONS FUND
                        MONTGOMERY EMERGING MARKETS FUND
                          MONTGOMERY EMERGING ASIA FUND
                        MONTGOMERY TOTAL RETURN BOND FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                     MONTGOMERY GOVERNMENT MONEY MARKET FUND
              MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                    MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND
                     MONTGOMERY FEDERAL TAX-FREE MONEY FUND

                                       AND

                       OTHER SERIES OF ANOTHER REGISTRANT

      ---------------------------------------------------------------------

Prospectus

October 31, 2000

The Montgomery Funds(SM)

U.S. Equity Funds
     Growth Fund
     Mid Cap 20 Portfolio
     U.S. Emerging Growth Fund
     Small Cap Fund
     Balanced Fund

International & Global Equity Funds
     International Growth Fund
     International 20 Portfolio
     Global Opportunities Fund
     Global 20 Portfolio
     Global Long-Short Fund
     Global Communications Fund
     Emerging Markets Fund
     Emerging Markets 20 Portfolio (formerly named Emerging Markets Focus Fund) Emerging Asia Fund


U.S. Fixed-Income & Money Market Funds
     Total Return Bond Fund
     Short Duration Government Bond Fund
     Government Money Market Fund
     California Tax-Free Intermediate Bond Fund
     California Tax-Free Money Fund
     Federal Tax-Free Money Fund


The Montgomery Funds have registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

---------------------------
     How to Contact Us
---------------------------

[Sidebar]


Montgomery Shareholder
Service Representatives
800.572.FUND [3863]
Available 6:00 A.M. to 4:00 P.M.
Pacific time


Montgomery Web Site
www.montgomeryfunds.com

E-mail
feedback@montgomeryasset.com

Address General
Correspondence to:
The Montgomery Funds
101 California Street
San Francisco, CA
94111-9361


TABLE OF CONTENTS


U.S. Equity Funds
     Montgomery Growth Fund.....................................................
     Montgomery Mid Cap 20 Portfolio............................................
     Montgomery U.S. Emerging Growth Fund.......................................
     Montgomery Small Cap Fund..................................................
     Montgomery Balanced Fund ..................................................
International and Global Equity Funds
     Montgomery International Growth Fund.......................................
     Montgomery International 20 Portfolio......................................
     Montgomery Global Opportunities Fund.......................................
     Montgomery Global 20 Portfolio.............................................
     Montgomery Global Long-Short Fund..........................................
     Montgomery Global Communications Fund......................................
     Montgomery Emerging Markets Fund...........................................
     Montgomery Emerging Markets 20 Portfolio
       (formerly named Emerging Markets Focus Fund).............................
     Montgomery Emerging Asia Fund..............................................
U.S. Fixed-Income and Money Market Funds
     Montgomery Total Return Bond Fund..........................................
     Montgomery Short Duration Government Bond Fund.............................
     Montgomery Government Money Market Fund....................................
     Montgomery California Tax-Free Intermediate Bond Fund......................
     Montgomery California Tax-Free Money Fund
     Montgomery Federal Tax-Free Money Fund.....................................
Portfolio Management............................................................

Management Fees.................................................................
Additional Investment Strategies and Related Risks..............................
     Montgomery International 20 Portfolio......................................
     Montgomery Global Long-Short Fund..........................................
     Montgomery Emerging Markets 20 Portfolio ..................................
     Montgomery Emerging Asia Fund .............................................
     The Euro: Single European Currency.........................................
     Defensive Investments......................................................
     Portfolio Turnover.........................................................
     Additional Benchmark Information...........................................
Financial Highlights............................................................
Account Information.............................................................
     Becoming a Montgomery Shareholder..........................................
     How Fund Shares Are Priced.................................................
     Montgomery Online..........................................................
     Buying Additional Shares...................................................
     Exchanging Shares..........................................................
     Selling Shares.............................................................
     Other Policies.............................................................
     Tax Withholding Information................................................
     After You Invest...........................................................



This prospectus contains important information about the investment objectives, strategies and risks of The MONTGOMERY Funds that you should know before you invest in them. Please read it carefully and keep it on hand for future reference.

Please be aware that The Montgomery Funds:

 o   Are not bank deposits

 o Are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC)

You should also know that you could lose money by investing in the Funds.

This prospectus describes only the Funds' Class R shares. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

Growth Fund | MNGFX

     Objective

      o  Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in U.S. growth companies.


Under normal conditions, the Fund may invest in the stocks of U.S. companies of any size, but invests at least 65% of its total assets in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion.

The Fund's strategy is to identify well-managed U.S. companies that are expected to increase their sales and corporate earnings on a sustained basis. The Fund leverages the strength of Montgomery's global research team, a centralized team of analysts and portfolio managers that supports the firm's equity investment strategies through extensive, original, fundamental analysis. When evaluating investment opportunities, we favor companies that have a visible three-year growth plan, are reasonably valued relative to their peers, and demonstrate evidence of business momentum as a catalyst for growth and share price appreciation. The Fund seeks to be fully invested and well-diversified with high-quality holdings across a broad range of sectors.


Principal Risks   [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.


                                              Call toll-free 800.572.FUND [3863]
                                  [on every even number page from this point on]

                                                               U.S. EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[bar chart]

    94           95         96          97         98          99
------------- ----------- ---------- ----------- ---------- -----------
   20.91%       23.65%     20.20%      24.16%      2.10%      20.56%

During the six-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (+16.95%) and the worst quarter was Q3 1998 (-19.30%).


Growth Fund                      20.56%              17.83%           20.74%
S&P 500 Index+                   21.04%              28.56%           22.96%
--------------------------------------------------------------------------------
                                 1 Year             5 Years          Inception
                                                                     (9/30/93)
+See page __ for a description of this index.


--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 0.09%       Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               1.00%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.49%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.49%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $151          $470          $811            $1,773


                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                               Andrew Pratt, CFA
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNGFX.html

Visit www.montgomeryfunds.com [on every odd page from this point on]

Mid Cap 20 Portfolio

     Objective

      o  Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in a concentrated portfolio of U.S. mid-cap companies.

The Fund normally concentrates its investments in 20 to 30 companies, but generally not fewer than 20, and will invest at least 65% of its total assets in those companies whose shares have a market value (market capitalization) profile consistent with the S&P 400 MidCap Index. (This index had a weighted average market capitalization of $2.14 billion and a median of $1.62 billion on June 30, 2000.)

The Fund's portfolio managers follow a growth strategy to invest in mid-cap companies that they think have the potential to:

 o   Gain market share within their industries

 o   Deliver consistently high profits to shareholders

 o   Increase their corporate earnings each quarter

 o Provide solutions for current or impending problems in their respective industries or in society overall


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Because the Fund is a non-diversified mutual fund that typically invests in the securities of only 20 to 30 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

The Fund's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

                                                               U.S. EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The Fund was launched on October 31, 2000. Performance results are not provided because the Fund has not been in existence for a full calendar year.
--------------------------------------------------------------------------------



Fees & Expenses [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               1.00%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses#                                                                              0.93%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.93%
    Fee Reduction and/or Expense Reimbursement                                                   0.53%
Net Expenses                                                                                     1.40%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.40%. This contract has a rolling 10-year term.

#    Other expenses are based on estimated amounts for the current fiscal year.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $142          $442          $764            $1,674



                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                               Cam Philpott, CFA
                                                               Paul LaRocco, CFA
                                                               Charles Reed, CFA
                                                  For more details see pages ___

U.S. Emerging Growth Fund | MNMCX


     Objective

     o  Long-term capital appreciation
     ---------------------------------------------------------------------------

Principal Strategy  [clipart]

Invests in U.S. emerging growth companies.

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of emerging U.S. companies whose shares have a total stock market value (market capitalization) of $2 billion or less at the time of purchase.

The Fund's strategy is to identify well-managed small-cap U.S. companies with proprietary advantages and the potential for more rapid growth than the overall economy. The Fund's investment team rigorously analyzes all prospective holdings to identify companies with improving business fundamentals by conducting in-depth analysis of each company's current business and future prospects. In addition, the team favors companies whose share prices appear to be undervalued relative to their growth potential.



Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

The Fund's focus on small-cap stocks may expose shareholders to additional risks. Small companies typically have more-limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

                                                               U.S. EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

      95             96             97                98               99
--------------- ------------- ---------------- ----------------- ---------------
    28.66%         19.12%         27.05%            7.94%            18.83%

During the five-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+32.68%) and the worst quarter was Q3 1998 (-17.24%).

U.S. Emerging Growth Fund         18.83%             20.09%           20.07%
Russell 2000 Index+               21.26%             16.69%           16.69%
--------------------------------------------------------------------------------
                                  1 Year            5 Years          Inception
                                                                    (12/30/94)

+See page __ for a description of this index.

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 24.52%      Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.36%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.56%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.92%
    Fee Reduction and/or Expense Reimbursement                                                   0.37%
Net Expenses                                                                                     1.55%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.50%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $157          $488          $843            $1,839

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                  Kathryn Peters
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNMCX.html

Small Cap Fund | MNSCX


     Objective

     o  Long-term capital appreciation
     ---------------------------------------------------------------------------

Principal Strategy  [clipart]

Invests in rapidly growing U.S. small-cap companies.

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of U.S. companies whose shares have a total stock market value (market capitalization) of $2 billion or less at the time of purchase.


The Fund's portfolio managers follow a growth strategy to invest in potentially attractive small-cap companies that are at an early or transitional stage of their development. The managers look for companies that they believe can thrive even in adverse economic conditions. Specifically, they search for companies that they think have the potential to:

 o   Gain market share within their industries

 o   Deliver consistently high profits to shareholders

 o   Increase their corporate earnings each quarter

 o Provide solutions for current or impending problems in their respective industries or in society overall


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

The Fund's focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have more-limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

                                                               U.S. EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

     91            92          93          94           95          96          97           98          99
-------------- ----------- ----------- ------------ ----------- ----------- ------------ ----------- -----------
   98.75%        9.59%       24.31%      -9.96%       35.12%      18.69%      23.86%       -7.93%      55.81%


During the nine-year period described above in the bar chart, the Fund's best quarter was Q4 1998 (+47.31%) and the worst quarter was Q3 1998 (-32.37%).

Small Cap Fund                    55.81%             23.30%          21.09%
Russell 2000 Index+               21.26%             16.69%          13.98%
--------------------------------------------------------------------------------
                                  1 Year            5 Years         Inception
                                                                    (7/13/90)

+See page __ for a description of this index.


--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -2.56%      Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               1.00%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.35%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.35%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $137          $427          $738            $1,618


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                  Stuart Roberts
                                                               Paul LaRocco, CFA
                                                               Cam Philpott, CFA
                                                               Charles Reed, CFA
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNSCX.html

Balanced Fund | MNAAX


     Objective

     o  High total return consisting of capital appreciation and income
     ---------------------------------------------------------------------------


Principal Strategy   [clipart]

Maintains a balanced allocation of stocks, bonds and money market securities.

The Fund's strategy is to maintain an exposure to stocks and bonds by investing in the following underlying Funds:

 o Montgomery Growth Fund - seeks long-term capital appreciation by investing in U.S. growth companies

 o Montgomery Total Return Bond Fund - seeks total return consisting of income and capital appreciation by investing in investment grade bonds

 o a Montgomery money market fund - seeks current income consistent with liquidity and capital preservation by investing in money market eligible U.S. government securities

The Fund's portfolio managers may also adjust the proportion of assets allotted to the underlying portfolios in response to changing market conditions. In doing so, the Fund's managers evaluate various market factors, including relative risk and return, to help determine what they believe is an optimal allocation among stocks, bonds and cash. The Fund's total equity exposure may range from 50 to 80% of its assets, and its bond exposure may range from 25 to 50% of its assets. It may invest up to 20% of its assets in a Montgomery money market fund, hold cash or cash equivalents and may invest directly in U.S. government securities. At times, the Fund may also invest a small portion of its assets in other Montgomery Funds to gain exposure to additional areas, such as the international markets.



Principal Risks   [clipart]

By investing a substantial portion of its assets in stock and bond mutual funds, the Fund may expose you to certain risks that could cause you to lose money. The value of the Fund's investments in the Montgomery Growth Fund, like investments in any stock fund, will fluctuate on a daily basis with movements in the stock market, as well as in response to the activities of the individual companies in which those Funds invest. The value of the Fund's investment in the Total Return Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. In addition, if the managers do not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous.

                                                               U.S. EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with commonly used indices for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]
      95                 96             97              98               99
----------------- --------------- -------------- ----------------- -------------
    32.61%             12.85%         19.01%          6.18%            12.85%

During the five-year period described above in the bar chart, the Fund's best quarter was Q2 1997 (+11.94%) and the worst quarter was Q3 1998 (-6.29%).

Balanced Fund                           12.85%          16.37%         17.71%
S&P 500 Index+                          21.04%          28.56%         25.54%
Lehman Brothers Aggregate Bond
Index+                                  -0.82%          7.73%           6.68%
------------------------------------------------------------------------------
                                        1 Year         5 Years        Inception
                                                                      (3/31/94)

+See page __ for a description of these indices.


--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 3.39%       Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses   [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               0.00%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses
        Top Fund Expenses                                                                        0.60%
        Underlying Fund Expenses                                                                 1.17%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.77%
    Fee Reduction and/or Expense Reimbursement                                                   0.47%
Net Expenses                                                                                     1.30%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ In addition to the 0.60% total operating expenses of the Fund, a shareholder also indirectly bears the Fund's pro rata share of the fees and expenses incurred by each underlying Fund. The total expense ratio before reimbursement, including indirect expenses for the fiscal year ended June 30, 2000, was 1.77%, calculated based on the Fund's total operating expense ratio (0.60%) plus a weighted average of the expense ratios of its underlying Funds (1.17%). Montgomery has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.30% (including the expenses of the underlying Funds). This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $132          $411          $711            $1,563


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                         Portfolio managers from
                                                            each underlying Fund
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNAAX.html

International Growth Fund | MNIGX


     Objective

     o  Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in medium- and large-cap companies in developed markets outside the U.S.

Under normal conditions, the Fund invests at least 65% of its total assets in the common stocks of companies outside the U.S. whose shares have a stock market value (market capitalization) of more than $1 billion. The Fund currently concentrates its investments in the stock markets of western Europe, particularly France, Germany, Italy, the Netherlands and the United Kingdom, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the U.S., with no more than 40% of its assets in any one country.


The Fund's portfolio managers seek well-managed companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. From these prospective investments, the managers favor companies that they consider to be under- or reasonably valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.


Principal Risks  [clipart]


By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. The Fund's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.


By investing primarily in foreign stocks, the Fund may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                                             INTERNATIONAL & GLOBAL EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        96                 97               98                99
------------------- ----------------- ---------------- -----------------
      20.96%             10.15%           28.69%            26.25%

During the four-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+29.34%) and the worst quarter was Q3 1998 (-17.17%).

International Growth Fund                26.25%                 21.62%
MSCI EAFE Index+                         27.30%                 14.02%*
------------------------------------------------------------------------------
*Calculated from 6/30/95                 1 Year               Inception
                                                               (7/3/95)
+See page __ for a description of this index.


--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -18.14%     Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses   [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of the Fund.  Montgomery  does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee**                                                                             2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.10%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.82%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.92%
    Fee Reduction and/or Expense Reimbursement                                                   0.12%
Net Expenses                                                                                     1.80%

** Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.65%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $182          $565          $972            $2,107

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                 John Boich, CFA
                                                               Oscar Castro, CFA
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNIGX.html

International 20 Portfolio

     Objective

     o Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in a concentrated portfolio of companies in developed international markets.

The Fund normally concentrates its investments in 20 to 30 companies, but generally not fewer than 20, and invests at least 65% of its total assets in companies whose shares have a total stock market value (market capitalization) of at least $1 billion. The managers concentrate the Fund's investments in the stock markets of western Europe, particularly the United Kingdom, France, Germany, Italy and the Netherlands, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the U.S., with no more than 40% of its assets (or twice the benchmark index weighting used by the Fund, whichever is greater) in any one country.

The portfolio managers seek well-managed companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. In addition, the portfolio managers purchase shares of companies that they consider to be under- or reasonably- valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. The Fund's managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly if there is a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. This is a non-diversified mutual fund that typically invests in the securities of as few as 20 companies. Consequently, the value of an investment in the Fund will vary more in response to developments or changes in market value affecting particular stocks than an investment in a diversified mutual fund investing in a greater number of securities.

By investing primarily in foreign stocks, the Fund may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. To the extent that the Fund invests in small-cap foreign stocks, it may expose shareholders to additional risks. These risks include limited or inaccurate information; limited product lines, markets or financial resources; and securities that may trade less frequently and in limited volume. As a result, small-cap stocks may fluctuate significantly more in value than larger-cap stocks.

                                             INTERNATIONAL & GLOBAL EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The Fund was launched on December 31, 1999. Performance results have not been provided because the Fund has not been in existence for a full calendar year.
--------------------------------------------------------------------------------


Fees & Expenses [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge  shareholders  for  exchanging  shares or reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               1.10%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               4.49%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             5.59%
    Fee Reduction and/or Expense Reimbursement                                                   3.94%
Net Expenses                                                                                     1.65%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.65%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $167          $519          $895            $1,947

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                 John Boich, CFA
                                                               Oscar Castro, CFA
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Global Opportunities Fund | MNGOX

     Objective

     o  Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in companies of any size in the U.S. and abroad.

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of companies of any size throughout the world. The portfolio managers typically invest most of the Fund's assets in the United States and in the developed stock markets of western Europe and Asia, particularly France, Germany, Italy, Japan, the Netherlands and the United Kingdom. The Fund invests in at least three different countries, one of which may be the United States. With the exception of the United States, no country may represent more than 40% of its total assets.


The Fund's portfolio managers seek well-managed companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. From these prospective investments, the managers favor companies they consider to be under- or reasonably valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that may affect investments in those countries.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

                                             INTERNATIONAL & GLOBAL EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

      94             95           96            97           98            99
--------------- ------------- ------------ ------------- ------------ ----------
    -8.55%         17.26%       20.18%        11.05%       32.76%        57.53%

During the six-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+40.46%) and the worst quarter was Q3 1998 (-20.38%).

Global Opportunities Fund         57.53%          26.76%             22.43%
MSCI World Index+                 25.34%          20.25%             16.74%
--------------------------------------------------------------------------------
                                  1 Year         5 Years            Inception
                                                                    (9/30/93)

+See page ___ for a description of this index.


--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -17.79%     Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses   [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.25%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.84%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.09%
    Fee Reduction and/or Expense Reimbursement                                                   0.14%
Net Expenses                                                                                     1.95%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $197          $611         $1,049           $2,265


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 John Boich, CFA
                                                               Oscar Castro, CFA
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNGOX.html

Global 20 Portfolio | MNSFX


     Objective

     o  Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in a concentrated portfolio of companies in the U.S. and abroad.

The Fund normally concentrates its investments in 20 to 30 companies, but generally not fewer than 20. In identifying investment opportunities, the Fund may select companies in the United States or in developed foreign and emerging markets. The Fund will limit its investment in any one country to no more than 40% of its assets, or no more than two times the country's percentage weighting in the benchmark MSCI World Index - whichever is greater. (The MSCI World Index is described on page __.) The Fund's investments in U.S. companies, however, are not subject to these limits.


The Fund's portfolio managers seek well-managed companies of any size that they believe will be able to increase their corporate sales and earnings on a sustained basis. From these prospective investments, the managers favor companies that they consider under- or reasonably valued relative to their long-term prospects. The managers also favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. The Fund's portfolio managers and analysts frequently travel to the countries where the Fund invests or may invest to gain firsthand insight into the economic, political and social trends affecting investments in those countries.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Because the Fund is a non-diversified mutual fund, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

Because the Fund may invest up to 30% of its assets in any one developing markets country, it may be exposed to additional risks. Foreign and emerging markets tend to be more volatile than the U.S. due to economic and political instability and regulatory conditions. This risk is heightened in emerging markets, because of their relative economic and political immaturity and, in many instances, dependence on only a few industries. They also tend to be less liquid and more volatile and offer less regulatory protection for investors. Also, many of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

                                             INTERNATIONAL & GLOBAL EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        96                 97               98                99
------------------- ----------------- ---------------- -----------------
      20.46%             29.27%            9.40%            45.29%

During the four-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+30.49%) and the worst quarter was Q3 1998 (-17.10%).

Global 20 Portfolio                      45.29%                  28.10%
MSCI World Index+                        25.34%                  20.04%*
--------------------------------------------------------------------------------
*Calculated from 9/30/95                 1 Year                 Inception
                                                                (10/2/95)


--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -13.08%     Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------
+See page __ for a description of this index.


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee**                                                                             2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.25%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               1.51%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.76%
    Fee Reduction and/or Expense Reimbursement                                                   0.03%
Net Expenses                                                                                     2.73%

** Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.80%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $275          $845         $1,440           $3,045


                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                 John Boich, CFA
                                                               Oscar Castro, CFA
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNSFX.html

Global Long-Short Fund | MNGLX


     Objective

     o  Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy   [clipart]

Invests in long and short positions in equity securities in the U.S. and abroad.

The Fund is designed to harness the original research ideas generated by Montgomery's global research team to invest opportunistically around the world. The Fund is designed to profit from security selection, using long, short and leverage positions in combination to generate capital appreciation for the portfolio.

Under normal conditions, the Fund invests at least 65% of its total assets in long and short positions in equity securities of publicly traded companies in the United States and in developed foreign and emerging markets. Using fundamental analysis, the portfolio managers buy stocks "long" that they believe will perform better than their peers, and sell stocks "short" that they believe will underperform their peers. A long position is when the Fund purchases a stock outright, whereas a short position is when the Fund sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from insights made from the portfolio managers' company research. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because of the Fund's capital appreciation objective, the portfolio managers typically will maintain a net long exposure, rather than take positions designed to leave the Fund market neutral. The portfolio managers may also leverage the Fund's portfolio by engaging in margin borrowing or using options and financial futures contracts in an effort to enhance returns.



Principal Risks   [clipart]

This Fund uses investment approaches that may present substantially higher risks and greater volatility than most mutual funds. The Fund seeks to increase return by using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. This Fund is not appropriate for conservative investors.

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the managers expect. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.

By investing in foreign stocks, the Fund carries additional risks such as regulatory, political and currency risk. Moreover, the Fund may invest up to 30% of its total assets in emerging markets, which are far more volatile than the U.S. market. See "Additional Investment Strategies and Related Risks" on page
__.

                                             INTERNATIONAL & GLOBAL EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

       98                99
------------------ ---------------
     53.39%#          135.07%

During the two-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+60.33%)# and the worst quarter was Q2 2000 (-11.22%).#

Global Long-Short Fund#                        135.07%                  89.89%
MSCI All-Country World Free Index+              26.82%                  24.37%
--------------------------------------------------------------------------------
                                                1 Year                Inception
                                                                      (12/31/97)


--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -1.93%      Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------

# The returns shown do not reflect the initial sales charge that applied to certain shares purchased during that period which, if reflected, would result in lower returns than those shown.

+    See page __ for a description of this index.


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.40%
    Distribution (12b-1) Fee                                                                     0.00%
    Other Expenses                                                                               2.26%
    Shareholder Servicing Fee                                                                    0.25%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             3.91%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 2.35%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $391         $1,189        $2,002           $4,105


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                       Portfolio managers from the International
                                                        and Global Equity Teams.
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNGLX.html

Global Communications Fund | MNGCX


     Objective

     o  Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in companies involved in the communications industry in the U.S. and abroad.

Under normal conditions, the Fund concentrates its investments in the global communications industry by investing at least 65% of its total assets in the stocks of communications companies of any size worldwide, including companies involved in telecommunications, broadcasting, publishing, computer systems and the Internet, among other industries. The Fund typically invests in at least three countries, which may include the United States, with no more than 40% of its assets in any one country other than the United States.


The Fund's portfolio managers seek well-managed communications companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. From these prospective investments, the managers favor companies that they consider to be under- or reasonably valued relative to their long-term prospects and favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

Because the Fund concentrates its investments in the global communications industry, its share value may be more volatile than that of more-diversified funds. The Fund's share value will reflect trends in the global communications industry, which may be subject to greater changes in governmental policies and regulation than many other industries. In addition, foreign stock markets tend to be more volatile than the U.S. market due to greater economic and political instability in some countries. Furthermore, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

                                             INTERNATIONAL & GLOBAL EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

      94             95           96            97           98            99
--------------- ------------- ------------ ------------- ------------ ----------
   -13.41%         16.88%        8.02%        15.83%       54.97%       104.02%

During the six-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+62.44%) and the worst quarter was Q3 1998 (-20.19%).


Global Communications Fund                 104.02%       35.83%        29.18%
MSCI Telecommunications Index+              42.75%       27.52%        20.60%*
MSCI World Index+                           25.34%       20.25%        13.94%*
--------------------------------------------------------------------------------
*Calculated from 5/31/93                    1 Year       5 Years      Inception
                                                                       (6/1/93)

+See page __ for a description of these indices.


--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -20.60%     Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of the Fund.  Montgomery  does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee**                                                                             2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               1.12%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.37%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.49%

** Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $151          $470          $811            $1,773


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                               Oscar Castro, CFA
                                                            Stephen Parlett, CFA
                                                   For more details see page ___

                                                       For financial highlights,
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNGCX.html

Emerging Markets Fund |MNEMX


     Objective

     o  Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in companies based or operating primarily in developing economies throughout the world.

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of companies of any size and based in the world's developing economies. The Fund typically maintains investments in at least six countries at all times, with no more than 35% of its assets in any single one of them. These may include:


 o Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

 o Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

 o Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

 o   The Middle East: Israel and Jordan

 o Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                                             INTERNATIONAL & GLOBAL EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        93                 94               95                96               97                98               99
------------------- ----------------- ---------------- ----------------- ---------------- ----------------- ----------------
      58.66%             -7.72%           -9.08%            12.32%           -3.14%           -38.28%           63.16%

During the seven-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+35.91%) and the worst quarter was Q3 1998 (-24.65%).

Emerging Markets Fund                     63.16%       -0.08%          4.97%
MSCI Emerging Markets Free Index+         66.41%        2.00%          7.09%*
--------------------------------------------------------------------------------
                                          1 Year      5 Years        Inception
                                                                      (3/1/92)

*Calculated from 2/28/92. +See page __ for a description of this index.


--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -18.36%     Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of the Fund.  Montgomery  does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee**                                                                             2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.19%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               1.26%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.45%
    Fee Reduction and/or Expense Reimbursement                                                   0.16%
Net Expenses                                                                                     2.29%

** Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $231          $713         $1,222           $2,613

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                          Josephine Jimenez, CFA
                                                                    Frank Chiang
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNEMX.html

Emerging Markets 20 Portfolio |

     Formerly named Montgomery Emerging Markets Focus Fund


     Objective

     o  Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in a concentrated portfolio of companies based or operating primarily in developing economies through the world.


The Fund normally concentrates its investments in 20 to 30 companies, but generally not fewer than 20. The Fund normally invests at least 65% of its total assets in equity securities of not fewer than three but no more than 10 developing countries in the following regions: Latin America, Asia, Europe, the Middle East and Africa. The Fund may invest up to 50% of its total assets in a single emerging market.

The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio manager and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio manager believes have high capital appreciation potential without excessive risks. The portfolio manager may sell stocks "short" (sell a security the Fund does not own) in an effort to partially hedge the Fund's other investments or to garner returns from insights made from research.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. The economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar. Because the Fund will invest a larger percentage of its assets in fewer countries, the value of an investment in the Fund may be more volatile and subject to higher risks than investments in other general emerging markets mutual funds or foreign stock mutual funds. Also, short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the portfolio manager expects. See "Additional Investment Strategies and Related Risks" on page __.

                                             INTERNATIONAL & GLOBAL EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        98                 99
------------------- -----------------
     -20.76%            122.38%

During the two-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+44.29%) and the worst quarter was Q2 1998 (-18.36%).

Emerging Markets 20 Portfolio                  122.38%               32.75%
MSCI Emerging Markets Free Index+               66.41%               11.46%
--------------------------------------------------------------------------------
                                                1 Year              Inception
                                                                   (12/31/97)

+See page __ for a description of this index.


--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -8.41%      Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.10%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               5.05%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             6.15%
    Fee Reduction and/or Expense Reimbursement                                                   4.53%
Net Expenses                                                                                     1.62%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.60%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $164          $510          $879            $1,915

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                          Josephine Jimenez, CFA
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNEFX.html

Emerging Asia Fund | MNEAX


     Objective

     o  Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy   [clipart]

Invests in companies based or operating primarily in developing economies of Asia.


Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of companies that are based or operate mainly in developing Asian countries:

 o   Bangladesh                 o   India               o   The Philippines          o   Taiwan
 o   China/Hong Kong            o   Indonesia           o   Singapore                o   Thailand
     China/Hong Kong is         o   Malaysia            o   South Korea              o   Vietnam
     considered to be a         o   Pakistan            o   Sri Lanka
     single emerging Asia
     country.


The Fund typically invests in at least three emerging Asia countries at all times, with no more than one-third of its assets in any one country. The five exceptions are China/Hong Kong, India, Malaysia, South Korea and Taiwan, where the Fund may invest more than one-third and up to substantially all of its assets.

The Fund's strategy is to identify potential investments in the Asian markets by conducting in-depth financial reviews and on-site analysis of companies and countries in that region. The portfolio manager frequently travels to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio manager believes have high capital appreciation potential without excessive risks. The portfolio manager strives to keep the Fund diversified across individual stocks and industries to reduce its overall risk.


Principal Risks   [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in a stock market. Also, the Fund's volatility may be magnified by its concentration in Asian markets, as they tend to be much more volatile than the U.S. due to relative immaturity and relative instability. For example, the economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid. Some emerging Asia countries have restricted the flow of money into or out of the country. Emerging markets in general tend to be less liquid and offer less regulatory protection for investors. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. See "Additional Investment Strategies and Related Risks" on page __.

                                             INTERNATIONAL & GLOBAL EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        97                 98               99
------------------- ----------------- ----------------
     -28.30%            -14.72%           56.00%

During the three-year period described above in the bar chart, the Fund's best quarter was Q2 1999 (+61.16%) and the worst quarter was Q4 1997 (-38.16%).

Emerging Asia Fund                       56.00%                   4.52%
MSCI All-Country
Asia Free (ex-Japan) Index+              64.67%                  -2.27%
--------------------------------------------------------------------------------
                                         1 Year                 Inception
                                                                (9/30/96)
+See page ___ for a description of this index.


--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -23.52%     Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.25%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               1.84%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             3.09%
    Fee Reduction and/or Expense Reimbursement                                                   0.97%
Net Expenses                                                                                     2.12%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $214          $662         $1,138           $2,441

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                    Frank Chiang
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNEAX.html

Total Return Bond Fund | MNTRX


     Objective

     o  Total return consisting of income and capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy   [clipart]

Invests in investment-grade bonds.


Under normal conditions, the Fund invests at least 65% of its total assets in a broad range of investment-grade bonds, including U.S. government securities, corporate bonds, mortgage-related securities, asset-backed securities--bonds backed by the income stream from sources such as car loans or credit-card payments--and money market securities. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time the Fund may also invest in unrated bonds that the portfolio managers believe are comparable to investment-grade bonds.


The Fund may include bonds of any maturity, but generally the portfolio's overall effective duration ranges between four and five-and-a-half years. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low duration means that its value is less sensitive to changes in interest rates, and a bond with a high duration means that its value is more sensitive to changes in interest rates. The Fund invests in bonds that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.



Principal Risks   [clipart]


By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery Total Return Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund, such as this one, which invests most of its assets in bonds, will behave largely the same way. The Fund's investments in mortgage-related debt securities may expose it to prepayment risks when interest rates fall because the portfolio managers may have to reinvest the prepayment proceeds at lower interest rates than those of its previous investments. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Montgomery Total Return Bond Fund is not a money market fund.

                                          U.S. FIXED-INCOME & MONEY MARKET FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

       98                99
------------------ ---------------
      8.72%            -0.59%

During the two-year period described above in the bar chart, the Fund's best quarter was Q3 1998 (+4.30%) and the worst quarter was Q2 1999 (-0.86%).

Total Return Bond Fund                            -0.59%              5.76%
Lehman Brothers Aggregate Bond Index+             -0.82%              5.62%
--------------------------------------------------------------------------------
                                                  1 Year            Inception
                                                                    (6/30/97)

+See page ___ for a description of this index.

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 7.88%       Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge  shareholders  for  exchanging  shares or reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               0.50%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.63%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.13%
    Fee Waiver and/or Expense Reimbursement                                                      0.33%
Net Expenses                                                                                     0.80%**

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.70%. This contract has a rolling 10-year term.

** Montgomery Asset Management enters into certain transactions that are expected to increase the net income yield of the Fund (such as reverse repurchase agreement transactions). These transactions, however, may also generate interest charges, however, which are reflected in the expense ratio above. The interest charges generated for the period presented were 0.10%. The operating expense ratio excluding these interest charges was 0.70%.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $81          $255          $443             $987


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                                  Marie Chandoha
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNTRX.html

Short Duration Government Bond Fund | MNSGX


     Objective

     o  Current income consistent with capital preservation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in short-term U.S. government securities.


Under normal conditions, the Fund invests at least 65% of its total assets in short-term U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae").


The Fund may purchase bonds of any maturity, but generally the portfolio's overall effective duration is less than that of a three-year U.S. Treasury note. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low duration means that its value is less sensitive to changes in interest rates, and a bond with a high duration means that its value is more sensitive to changes in interest rates. The Fund invests in bonds that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.



Principal Risks  [clipart]


By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery Short Duration Government Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds will behave largely the same way. The Fund's investments in mortgage-related debt securities may expose it to prepayment risks when interest rates fall because the portfolio managers may have to reinvest the prepayment proceeds at lower interest rates than those of its previous investments. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Montgomery Short Duration Government Bond Fund is not a money market fund.

                                          U.S. FIXED-INCOME & MONEY MARKET FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        93                 94               95                96               97                98               99
------------------- ----------------- ---------------- ----------------- ---------------- ----------------- ----------------
      8.09%              1.13%            11.51%            5.14%             6.97%            7.38%             2.56%

During the seven-year period described above in the bar chart, the Fund's best quarter was Q1 1995 (+3.39%) and the worst quarter was Q1 1994 (-0.23%).

Short Duration Gov't Bond Fund              2.56%         6.67%         6.09%
Lehman Brothers Gov't.
Bond 1-3 Year Index                         2.98%         6.47%         5.44%*
--------------------------------------------------------------------------------
*Calculated from 11/30/92                   1 Year       5 Years      Inception
                                                                      (12/18/92)

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 5.35%       Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge  shareholders  for  exchanging  shares or reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee**                                                                             0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               0.50%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               1.11%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.61%
    Fee Reduction and/or Expense Reimbursement                                                   0.50%
Net Expenses                                                                                     1.11%***

** $10 will be deducted from redemption proceeds sent by wire or overnight courier.

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.60%. This contract has a rolling 10-year term.

*** Montgomery Asset Management enters into certain transactions that are expected to increase the net income yield of the Fund (such as reverse repurchase agreement transactions). These transactions also generate interest charges, however, which are reflected in the expense ratio above. The interest charges generated for the period presented were 0.48%. The operating expense ratio excluding these interest charges is 0.63%.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $113          $352          $610            $1,348


                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                                  Marie Chandoha
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNSGX.html

Government Money Market Fund | MNGXX


     Objective

     o  Current income consistent with liquidity and capital preservation
     ---------------------------------------------------------------------------


Principal Strategy   [clipart]

Invests in money market eligible U.S. government securities.


Under normal conditions, the Fund invests at least 65% of its total assets in short-term U.S. government securities, which may include bills, notes and bonds issued by government agencies such as the Federal Home Loan Bank, Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"), in repurchase agreements for U.S. government securities and in similar money market funds.

The Fund invests in short-term U.S. government securities that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.


Principal Risks   [clipart]

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in the Montgomery Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency.

                                          U.S. FIXED-INCOME & MONEY MARKET FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        93                 94               95                96               97                98               99
------------------- ----------------- ---------------- ----------------- ---------------- ----------------- ----------------
      2.83%              3.78%             5.54%            5.04%             5.16%            5.14%             4.87%

During the seven-year period described above in the bar chart, the Fund's best quarter was Q2 2000 (+1.57%) and the worst quarter was Q2 1993 (+0.65%).

Gov't Money Market Fund            4.87%             5.15%             4.56%
Lipper U.S. Gov't Money
Market Fund Average                4.46%             4.92%             4.33%
--------------------------------------------------------------------------------
                                   1 Year           5 Years          Inception
                                                                     (9/14/92)

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 4.48%       Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------

                      Seven-Day Yield as of 6/30/00: 6.22%
--------------------------------------------------------------------------------
            Call 800.572.FUND [3863] between 6:00 A.M. and 4:00 P.M.
                      Pacific time for the current yield.


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge  shareholders  for  exchanging  shares or reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               0.31%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.15%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             0.46%

*$10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $47          $147          $257             $578

                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                   see pages ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNGXX.html

California Tax-Free Intermediate Bond Fund | MNCTX

     This Fund is intended for California residents only


     Objective

     o High current income exempt from federal and California state personal income taxes
     ---------------------------------------------------------------------------


Principal Strategy   [clipart]

Invests in intermediate-maturity California municipal bonds.


Under normal conditions, the Fund invests at least 80% of its net assets in intermediate-term, investment-grade California municipal bonds, the interest from which is exempt from federal and California personal income taxes and the alternative minimum tax. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time, the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to investment-grade bonds.

The Fund may purchase bonds of any maturity, but generally the portfolio's average dollar-weighted maturity ranges from five to 10 years. The Fund's portfolio manager invests in California municipal bonds that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity. Although the Fund concentrates its assets in California municipal bonds, the portfolio manager strives to diversify the portfolio across sectors and issuers within that market. The portfolio manager has historically invested more of the Fund's assets in better-quality investment-grade securities than lower-quality investment-grade securities.


Principal Risks   [clipart]

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery California Tax-Free Intermediate Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds, will behave largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute principal stability. The Montgomery California Tax-Free Intermediate Bond Fund is not a money market fund.

The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states. The Fund's objective is to provide income exempt from federal and California state personal income taxes, but some of its income may be subject to the alternative minimum tax.

                                          U.S. FIXED-INCOME & MONEY MARKET FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        94                 95               96                97               98                99
------------------- ----------------- ---------------- ----------------- ---------------- -----------------
      0.05%              11.41%            4.51%            7.50%             6.06%            -1.24%

During the six-year period described above in the bar chart, the Fund's best quarter was Q3 1998 (+3.59%) and the worst quarter was Q2 1999 (-2.02%).

CA Tax-Free Int. Bond Fund             -1.24%        5.57%              4.63%
Merrill Lynch CA Intermediate
Municipal Bond Index                    0.27%        5.77%              4.27%*
--------------------------------------------------------------------------------
*Calculated from 6/30/93               1 Year       5 Years            Inception
                                                                       (7/1/93)

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 6.32%       Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge  shareholders  for  exchanging  shares or reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee**                                                                             0.50%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.69%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.19%
    Fee Reduction and/or Expense Reimbursement                                                   0.49%
Net Expenses                                                                                     0.70%

** $10 will be deducted from redemption proceeds sent by wire or overnight courier.

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.70%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $71          $223          $389             $869


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MNCTX.html

California Tax-Free Money Fund | MCFXX

     This Fund is intended for California residents only


     Objective

     o  Current  income  exempt  from   federal  and  California  income  taxes,
        consistent with liquidity and capital preservation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in money market eligible California municipal bonds.


Under normal circumstances, the Fund invests at least 80% of its net assets in short-term, high-quality municipal bonds and notes, and in only those municipal securities the interest from which is expected to be exempt from federal and California personal income taxes and the alternative minimum tax. High-quality bonds are those rated within the two highest grades by rating agencies such as Standard & Poor's (at least AA), Moody's (at least Aa) or Fitch (at least AA). From time to time, the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to high-quality bonds and notes.

The Fund focuses its investments in short-term California municipal bonds that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity. The Fund generally concentrates its assets in California municipal bonds; however, its portfolio manager strives to diversify the portfolio across sectors and issuers within that market. The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.


Principal Risks  [clipart]

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also, a short-term decline in interest rates may lower the Fund's yield and the return on your investment. An investment in the Montgomery California Tax-Free Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency.

The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds.

                                          U.S. FIXED-INCOME & MONEY MARKET FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]
      95             96           97            98              99
--------------- ------------- ------------ ------------- -----------------
    3.36%          2.90%         3.03%        2.85%           2.52%

During the five-year period described above in the bar chart, the Fund's best quarter was Q4 1994 (+0.91%) and the worst quarter was Q3 1999 (+0.59%).

CA Tax-Free Money Fund                2.52%            2.93%            2.96%
Lipper California Tax-Exempt
Money Market Funds Average            2.48%            2.89%            2.89%
--------------------------------------------------------------------------------
                                      1 Year           5 Year         Inception
                                                                      (9/30/94)

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 2.27%       Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------

                      Seven-Day Yield as of 6/30/00: 3.55%
--------------------------------------------------------------------------------
            Call 800.572.FUND [3863] between 6:00 A.M. and 4:00 P.M.
                       Pacific time for the current yield.


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge  shareholders  for  exchanging  shares or reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               0.40%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.18%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             0.58%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $59          $185          $323             $724


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MCFXX.html

Federal Tax-Free Money Fund | MFFXX


     Objective

      o Current income exempt from federal income taxes, consistent with liquidity and capital preservation
     ---------------------------------------------------------------------------


Principal Strategy   [clipart]

Invests in money market eligible municipal bonds.


Under normal conditions, the Fund invests at least 80% of its net assets in short-term, high-quality municipal bonds and notes. High-quality bonds are those rated within the two highest short-term grades by rating agencies such as Standard & Poor's (at least AA), Moody's (at least Aa) or Fitch (at least AA). The Fund may also invest in unrated bonds that the portfolio manager believes are comparable to high-quality bonds and notes.

The Fund invests in short-term municipal bonds that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio manager strives to diversify the portfolio across bonds from several different states, sectors and issuers. The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.


Principal Risks   [clipart]

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also, a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in the Montgomery Federal Tax-Free Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund's objective is to provide income exempt from federal income taxes, but some of its income may be subject to the alternative minimum tax.

                                          U.S. FIXED-INCOME & MONEY MARKET FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        97                 98               99
------------------- ----------------- ----------------
      3.18%              3.03%             2.80%

During the three-year period described above in the bar chart, the Fund's best quarter was Q2 2000 (+0.99%) and the worst quarter was Q1 1999 (+0.62%).

Federal Tax-Free Money Fund              2.80%                 3.08%
Lipper Tax-Exempt Money
Market Funds Average                     2.67%                 2.93%
-----------------------------------------------------------------------------
                                         1 Year              Inception
                                                             (7/15/96)

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 2.74%       Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------

                      Seven-Day Yield as of 6/30/00: 3.97%
--------------------------------------------------------------------------------
            Call 800.572.FUND [3863] between 6:00 A.M. and 4:00 P.M.
                       Pacific time for the current yield.


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge  shareholders  for  exchanging  shares or reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               0.40%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.37%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             0.77%
    Fee Reduction and/or Expense Reimbursement                                                   0.17%
Net Expenses                                                                                     0.60%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.60%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $61          $192          $334             $749

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

For daily performance and manager commentaries, visit www.montgomeryfunds.com/Funds/MFFXX.html

PORTFOLIO MANAGEMENT


The investment manager of The Montgomery Funds is Montgomery Asset Management, LLC. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 2000 Montgomery Asset Management managed approximately $5 billion on behalf of some 184,000 investors in The Montgomery Funds.

U.S. Equity Funds

[photo] PAUL LAROCCO, CFA, Portfolio Manager

o Montgomery Small Cap Fund

o Montgomery Mid Cap 20 Portfolio

Mr. LaRocco joined Montgomery in 2000, co-managing the Montgomery Small Cap Fund and the Mid Cap 20 Portfolio. From 1998 to 2000, he was a senior portfolio manager at Founders Asset Management, with responsibility for several large- and mid-cap growth funds. Prior to that he was a portfolio manager for a number of small- and mid-cap funds at Oppenheimer Funds from 1993 to 1998. Mr. LaRocco holds a Master of Business Administration degree in Finance from the University of Chicago Graduate School of Business and has a Bachelor of Science degree in Physiological Psychology and a Bachelor of Arts degree in Biological Sciences from the University of California, Santa Barbara. He is a Chartered Financial Analyst.

[photo] KATHRYN PETERS, Portfolio Manager and Principal

o Montgomery U.S. Emerging Growth Fund

Ms. Peters joined Montgomery in 1995 as an analyst on the U.S. Growth Equity team, responsible for the Montgomery U.S. Emerging Growth and Growth Funds. She became portfolio manager for the U.S. Emerging Growth Fund in 1996. Before joining Montgomery, Ms. Peters worked for the investment banking division of Donaldson, Lufkin & Jenrette in New York, where she evaluated prospective equity investments for the merchant banking fund and processed investment banking transactions, including equity and high-yield offerings. Prior to that she analyzed mezzanine investments for Barclays de Zoete Wedd in New York and worked in the leveraged buyout group of Marine Midland Bank. Ms. Peters began her investment career in 1987. She has a Master of Business Administration degree from the Harvard Graduate School of Business Administration and a Bachelor of Arts degree, magna cum laude, in Psychology with a concentration in Business from Boston College.

[photo] ANDREW PRATT, CFA, Portfolio Manager and Principal

o Montgomery Growth Fund

o Montgomery Balanced Fund

Mr. Pratt joined Montgomery in 1993 as part of the Growth Equity team, responsible for managing the Montgomery Growth and U.S. Emerging Growth Funds. In 2000 he became portfolio manager of the Growth Fund and co-manager of the Balanced Fund. In addition, he has been managing U.S. equity portfolios for institutional clients. Prior to joining Montgomery, Mr. Pratt was with Hewlett-Packard as an equity analyst covering a variety of industry groups. While at HP he also managed a portfolio of small-cap technology companies and researched private placement and venture capital investments. Mr. Pratt holds a Bachelor of Business Administration degree from the University of Wisconsin and a Master of Science degree in Finance from Boston College. He is a Chartered Financial Analyst.

[photo] JEROME "CAM" PHILPOTT, CFA, Portfolio Manager and Principal

o Montgomery Small Cap Fund

o Montgomery Mid Cap 20 Portfolio

Mr. Philpott joined Montgomery in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Small Cap Fund since 1993 and the Mid Cap 20 Portfolio since its inception in

2000. Prior to Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company, where he focused on the consumer and telecommunications industries. Prior to that he worked as a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott holds a Master of Business Administration degree from the Darden School at the University of Virginia and a Bachelor of Arts degree in Economics from Washington and Lee University. He is a Chartered Financial Analyst.

[photo] CHARLES I. REED, CFA, Portfolio Manager

o Montgomery Small Cap Fund

o Montgomery Mid Cap 20 Portfolio

Mr. Reed joined Montgomery in 1997 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Small Cap Fund and the Mid Cap 20 Portfolio since 2000. From 1995 to 1997, he was an equity analyst for Berger Associates, Inc., where he conducted research on publicly traded companies, performed fundamental analysis of data networking companies, and developed and maintained financial models on companies within the financial telecommunications and temporary staffing industries. From 1992 to 1995, Mr. Reed worked as a project manager for Lipper Analytical Services, Inc., performing mutual fund analysis on performance and expenses. He received a Bachelor of Science degree in Finance from Colorado State University and a Master of Science degree in Finance with an emphasis in Financial Analysis from the University of Colorado. Mr. Reed is a Chartered Financial Analyst.

[photo] STUART ROBERTS, Senior Portfolio Manager and Principal

o Montgomery Small Cap Fund

Mr. Roberts has been managing the Montgomery Small Cap Fund since its inception in 1990 and has specialized in small-cap growth investing since 1983. Prior to joining Montgomery, he was vice president and portfolio manager at Founders Asset Management, where he was responsible for managing three separate growth-oriented small-cap mutual funds. Before joining Founders, Mr. Roberts managed a health-care sector mutual fund as portfolio manager at Financial Programs, Inc. He holds a Master of Business Administration degree from the University of Colorado and a Bachelor of Arts degree in Economics and History from Bowdoin College.

International and Global Equity Funds

[photo] JOHN BOICH, CFA, Senior Portfolio Manager and Principal

o Montgomery Global Opportunities Fund

o Montgomery International Growth Fund

o Montgomery International 20 Portfolio

o Montgomery Global 20 Portfolio

o Montgomery Global Long-Short Fund

Mr. Boich has co-managed the Montgomery Global Opportunities Fund since its inception in 1993. He has co-managed the International Growth Fund since its launch in 1995 and the International 20 Portfolio since its launch in 1999. In addition, he has co-managed the Global 20 Portfolio and the Global Long-Short Fund since 2000. Previously, Mr. Boich was vice president and portfolio manager at The Boston Company Institutional Investors, Inc., responsible for the development and subsequent management of its flagship international equity product. Prior to that he was a founder and co-manager of the Common Goal World Fund, a global equity partnership. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst.

[photo] OSCAR CASTRO, CFA, Senior Portfolio Manager and Principal

o Montgomery Global Opportunities Fund

o Montgomery Global Communications Fund

o Montgomery International Growth Fund

o Montgomery International 20 Portfolio

o Montgomery Global 20 Portfolio

o Montgomery Global Long-Short Fund

Mr. Castro has co-managed the Montgomery Global Opportunities Fund and managed the Communications Fund since their launch in 1993. He has co-managed the International Growth Fund since its inception in 1995 and the International 20 Portfolio since its inception in 1999. In addition, Mr. Castro has co-managed the Global 20 Portfolio and the Global Long-Short Fund since 2000. Prior to joining Montgomery, Mr. Castro was vice president and portfolio manager at G.T. Capital Management, where he helped launch and manage mutual funds specializing in global telecommunications and Latin America. Prior to that he was a founder and co-manager of the Common Goal World Fund, a global equity partnership. Mr. Castro holds a master of Business Administration degree in Finance from Drexel University in Pennsylvania and a Bachelor of Science degree in Chemical Engineering from Simon Bolivar University in Venezuela. He is a Chartered Financial Analyst.

[photo] FRANK CHIANG, Portfolio Manager and Principal

o Montgomery Emerging Markets Fund

o Montgomery Emerging Asia Fund

Mr. Chiang joined Montgomery in 1996, co-managing the Montgomery Emerging Markets Fund and managing the Emerging Asia Fund since its inception. From 1993 to 1996, he was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian Equity strategy. Prior to that he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. Mr. Chiang has a Bachelor of Science degree in Physics and Mathematics from McGill University in Montreal, Canada, and a Master of Business Administration and Finance degree from New York University. He is fluent in three Chinese dialects:
Mandarin, Shanghainese and Cantonese.

[photo] JOSEPHINE JIMENEZ, CFA, Senior Portfolio Manager and Principal

o Montgomery Emerging Markets Fund

o Montgomery Emerging Markets 20 Portfolio

o Montgomery Global Long-Short Fund

Ms. Jimenez joined Montgomery in 1991 to launch the firm's emerging markets discipline and has managed the Montgomery Emerging Markets Fund since it launched in 1992. In addition, she has managed the Montgomery Emerging Markets 20 Portfolio since its inception in 1997 and co-managed the Global Long-Short Fund since 1999. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. She received a Master of Science degree from the Massachusetts Institute of Technology and a Bachelor of Science degree from New York University. She is a Chartered Financial Analyst.

[photo] CHETAN JOGLEKAR, Portfolio Manager

o Montgomery Global Long-Short Fund

Mr. Joglekar joined Montgomery in 1997 as a senior trader responsible for the Asian and European markets. He has been involved in executing long and short trades for the Montgomery Global Long-Short Fund since its inception and has been co-managing the Fund since 2000. From 1995 to 1997, he was the chief trader at Janhavi Securities PVT Ltd., a brokerage house based in India. Mr. Joglekar holds a Bachelor of Engineering degree with a concentration in Mechanical Engineering from the University of Pune in India.

[photo] DANIEL S. KERN, CFA, Portfolio Manager and Principal

o Montgomery Global Long-Short Fund

Mr. Kern joined Montgomery in 1995 as manager of Private Asset Management and later contributed to the investment implementation of all of Montgomery's investment disciplines. Most recently, he is responsible for Montgomery's international product area and has been co-managing the Montgomery

Global Long-Short Fund since 2000. Mr. Kern began his investment management career in 1990, and was previously a vice president at Wells Fargo Bank. He has a Bachelor of Arts degree in Economics from Brandeis University and a Master of Business Administration degree from the Walter A. Haas School of Business at the University of California at Berkeley. Mr. Kern is a Chartered Financial Analyst.

[photo] NANCY KUKACKA, Portfolio Manager and Principal

o Montgomery Global Long-Short Fund

Ms. Kukacka has been managing the Montgomery Global Long-Short Fund since its launch in 1997. She joined Montgomery in 1995 as a global equity research analyst in the consumer non-durables, consumer services and health-care sectors. Before joining Montgomery she worked as an equity research analyst at CS First Boston Investments, covering the consumer cyclical and non-durables sectors, and at RCM Capital Management. Ms. Kukacka holds a Bachelor of Arts degree in Economics with minors in Chemistry and Biology from Bucknell University.

[photo] STEPHEN PARLETT, CFA, Portfolio Manager and Principal

o Montgomery Global Communications Fund

Since joining the Montgomery Global Equity team in 1995, Mr. Parlett has been responsible for global communications sector analysis. He has co-managed the Montgomery Global Communications Fund since 2000. Prior to that he was the firm's portfolio accounting manager, helping implement a new international portfolio accounting system. Before joining Montgomery in 1993, he was an international portfolio accountant at G.T. Capital Management. Mr. Parlett holds a Bachelor of Science degree in Finance from California State University, Sacramento, and is a Chartered Financial Analyst.

[photo] S. BOB REZAEE, Portfolio Manager and Principal

o Montgomery Global Long-Short Fund

Since joining Montgomery is 1998, Mr. Rezaee has been the sector team leader responsible for leading research in the global technology sector. He has been co-managing the Montgomery Global Long-Short Fund since 2000. Mr. Rezaee began his investment career in 1993. From 1993 to 1998, he worked at Dresdner RCM Global Investors as an analyst specializing in networking, telecommunications equipment and enterprise software. Prior to that he worked as a senior financial analyst at the corporate sector for both The Gap and Chevron. Mr. Rezaee holds a Bachelor of Business Administration degree in both Accounting and Finance from Texas Tech University. He is a level III Chartered Financial Analyst candidate.


U.S. Fixed-Income and Money Market Funds

[photo] MARIE CHANDOHA, Portfolio Manager and Principal

o Montgomery Total Return Bond Fund

o Montgomery Short Duration Government Bond Fund

Ms. Chandoha joined Montgomery in 1999 as portfolio manager of the Montgomery Total Return Bond and Short Duration Government Bond Funds. She began her investment career in 1983. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a Bachelor of Arts degree in Economics.

[photo] WILLIAM STEVENS, Senior Portfolio Manager and Principal

o Montgomery Fixed-Income Funds

o Montgomery Balanced Fund

Mr. Stevens began his investment career in 1984 and has directed Montgomery's U.S. Fixed-Income team since joining the firm in 1992, managing all Fixed-Income Funds since their inceptions. He has also managed the Balanced Fund since its launch in 1994. Prior to Montgomery he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he had headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a Master of Business Administration degree from the Harvard Business School and is a Phi Beta Kappa graduate of Wesleyan University.


Management Fees and Operating Expense Limits

The table below shows the management fee rate actually paid to Montgomery Asset Management over the past fiscal year and the contractual limits on total operating expenses for each Fund. The management fee amounts shown may vary from year to year, depending on actual expenses. Actual fee rates may be greater than contractual rates to the extent Montgomery recouped previously deferred fees during the fiscal year.



                                                                                             LOWER OF TOTAL
                                                                      MANAGEMENT            EXPENSE LIMIT OR
                                                                         FEES             ACTUAL TOTAL EXPENSES
MONTGOMERY FUND                                                      (annual rate)            (annual rate)
-----------------------------------------------------------------------------------------------------------------
U.S. Equity Funds
     Montgomery Growth Fund                                               1.00%                    1.49%
     Montgomery Mid Cap 20 Portfolio                                      1.00%                    1.40%
     Montgomery U.S. Emerging Growth Fund                                 0.99%                    1.50%
     Montgomery Small Cap Fund                                            1.00%                    1.35%
     Montgomery Balanced Fund                                             0.00%                    1.30%


International and Global Equity Funds
     Montgomery International Growth Fund                                 1.05%                    1.65%
     Montgomery International 20 Portfolio                                0.54%                    1.65%
     Montgomery Global Opportunities Fund                                 1.39%                    1.90%
     Montgomery Global 20 Portfolio                                       1.22%                    1.80%
     Montgomery Global Long-Short Fund                                    1.46%                    2.06%
     Montgomery Global Communications Fund                                1.12%                    1.49%
     Montgomery Emerging Markets Fund                                     1.15%                    1.90%
     Montgomery Emerging Markets 20 Portfolio                             1.10%                    1.60%
     Montgomery Emerging Asia Fund                                        0.87%                    1.90%

U.S. Fixed-Income and Money Market Funds
     Montgomery Total Return Bond Fund                                    0.33%                    0.70%
     Montgomery Short Duration Government Bond Fund                       0.27%                    0.63%
     Montgomery Government Money Market Fund                              0.31%                    0.46%
     Montgomery California Tax-Free Intermediate Bond Fund                0.40%                    0.70%
     Montgomery California Tax-Free Money Fund                            0.42%                    0.58%
     Montgomery Federal Tax-Free Money Fund                               0.40%                    0.60%

Additional Investmrnt Strategies and Related Risks



Montgomery International 20 Portfolio

To the extent that the Fund invests in Japanese securities, the Fund exposes shareholders to certain risks. The Fund's share value may be more volatile than that of mutual funds not sharing this geographic concentration. The value of the Fund's shares may vary dramatically in response to political and economic factors affecting companies in Japan.

Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable, based on floating exchange rates, into all readily convertible currencies; there are no administrative or legal restrictions for both residents and non-residents of Japan. As a result, in the absence of a successful currency hedge, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.

The decline in the Japanese securities market since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-to-earnings ratios in comparison with those in the United States, even after that market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.



Montgomery Global Long-Short Fund

General. The Fund is considered to have invested at least 65% of its total assets in long and short positions in equity securities when the value of long positions in equity securities and the value of assets serving as collateral for short positions together constitute at least 65% of the value of its total assets. The value of long and short positions will not necessarily be equal.

Short Sales. When Montgomery believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

Borrowing/Leverage. The Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction. Total bank borrowings may not exceed one-third of the value of the Fund's assets. The Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund's shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

Foreign Securities. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. The risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. Furthermore, during the period following the January 1, 1999, introduction by the European Union of a single European currency (the euro), market uncertainties and even market disruptions could negatively affect the Fund's investments in European companies.


Emerging Markets 20 Portfolio

The Fund's portfolio manager may sell stocks "short" that it believes will go down. A short position is when the Fund sells a security that it has borrowed. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock increases or decreases between the time it is sold and when the Fund replaces the borrowed security. As a result, an investment in this Fund may be more volatile than investments in other mutual funds. This Fund is not appropriate for conservative investors.

There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs when opening, maintaining and closing short sales against-the-box, that result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.



Montgomery Emerging Asia Fund

By investing in emerging Asia markets, the Fund exposes shareholders to additional risks. For example, the stock markets of China/Hong Kong, India and South Korea tend to be much more volatile than the U.S. market due to their relative immaturity and occasional instability. Malaysia has restricted the flow of money into and out of the country. Finally, investing in the securities of South Korean and Taiwanese companies may involve risks of political, economic and social uncertainty and instability, including the potential for military action between South and North Korea and between mainland China and Taiwan. In the latter part of 1997, South Korea experienced a national financial crisis, which has led to a recessionary environment and is continuing with serious consequences for unemployment and domestic business activities. The full impact of this recessionary environment cannot be predicted, but widespread restructuring and consolidation as well as a continued high rate of bankruptcies can be expected. As a defensive measure to these risks, the Fund may invest in the stocks of companies located in Japan, Australia or New Zealand.



The Euro: Single European Currency

Investors in the International and Global Equity Funds should note the following: On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the 15 EU members have begun to convert their currencies to the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.

The introduction of the euro has occurred, but the following uncertainties will continue to exist for some time:

     o Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably

     o The applicable conversion rate for contracts stated in the national currency of an EU member

     o How clearing and settlement systems needed to process transactions reliably will work

     o What the effects of the euro on European financial and commercial markets will be

     o   How new legislation and regulations will affect euro-related issues

These and other factors could cause market disruptions and affect the value of your shares in a Fund that invests in companies conducting business in Europe. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.


Defensive Investments

At the discretion of its portfolio manager(s), each Montgomery Fund may invest up to 100% of its assets in cash for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such an unlikely stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The  Funds'  portfolio  managers  will sell a security  when they  believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. The following Montgomery Funds that invest in stocks will typically have annual turnover in excess of that rate because of their portfolio managers' investment styles: Growth, Small Cap, International Growth, Global Opportunities, Emerging Asia, Global Long-Short, Global 20, Balanced Mid Cap 20, and Total Return Bond Funds and Mid Cap 20, International 20 and Emerging Markets 20 Portfolios. See "Financial Highlights," beginning on page __, for each Fund's historical portfolio turnover.


Additional Benchmark Information


     o The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Yankee Bond Index (all U.S. dollar-denominated, SEC-registered, fixed- rate debt issued or guaranteed by foreign governments, municipalities, government agencies or international agencies). Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


     o The Morgan Stanley Capital International (MSCI) All-Country Asia-Free (ex-Japan) Index comprises equities in 12 countries in the Asia Pacific region.

     o The MSCI All-Country World Free Index is a capitalization-weighted index composed of securities listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

     o   The   MSCI    Emerging    Markets   Free   Index   is   an   unmanaged,
     capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

     o The MSCI Europe, Australasia and Far East (EAFE) Index, a capitalization-weighted index, is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

     o The MSCI Telecommunications Index is a capitalization-weighted index comprising of equity securities of communications companies in developed countries worldwide.

     o The MSCI World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.


     o The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

     o The Standard & Poor's (S&P) 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

     o The S&P Mid Cap 400 Index is an unmanaged broad-based composite index that measures the performance of 400 mid-sized companies (with market capitalizations between $189 million and $23 billion) in the U.S. market.

                                                            FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' performance for the periods shown.

The following selected per-share data and ratios for the periods ended June 30, 2000, June 30, 1999, March 31, 1999, and June 30, 1998, were audited by PricewaterhouseCoopers LLP.

Their August 18,  2000,  August 18,  1999,  June 11, 1999,  and August 14, 1998,
reports appear in the 2000, 1999 and 1998 Annual Reports of the Funds. Information for the periods ended June 30, 1995, through June 30, 1997, was audited by other independent accountants, whose report is not included here.

The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).

[table]

                                                        U.S. Equity Funds

                                                                                    Growth Fund

                                                                              Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:   2000##           1999##        1998##            1997##           1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                 $    24.34       $    23.68    $    23.07       $    21.94       $    19.16

  Net investment income/(loss)                              0.00#++          0.09          0.17             0.15             0.17

  Net realized and unrealized gain/(loss)
  on investments                                           (0.04)            2.24          3.51             3.90             4.32

  Net increase/(decrease) in net assets
  resulting from investment operations                     (0.04)            2.33          3.68             4.05             4.49

  Distributions:
    Dividends from net investment income                   (0.18)           (0.10)        (0.15)           (0.15)           (0.17)
    Dividends in excess of net investment income           --               --            --               --               --
    Distributions from net realized capital gains          (3.01)           (1.57)        (2.92)           (2.77)           (1.54)
    Distributions in excess of net realized
    capital gains                                          --               --            --               --               --
    Distributions from capital                             --               --            --               --               --

  Total distributions                                      (3.19)           (1.67)        (3.07)           (2.92)           (1.71)

  Net Asset Value - End of Period                     $    21.11       $    24.34    $    23.68       $    23.07       $    21.94
====================================================================================================================================
  Total Return**                                            0.47%           11.41%        17.31%           20.44%           24.85%

Ratios to Average Net Assets/Supplemental Data

  Net assets, end of period (in 000s)                 $  414,632       $  669,789    $1,382,874       $1,137,343       $  926,382

  Ratio of net investment income/(loss) to average
  net assets                                               (0.02)%           0.46%         0.71%            0.69%            0.78%

  Net investment income/(loss) before deferral
  of fees by Manager                                  $     0.00#      $     0.09    $     0.17            --               --

  Portfolio turnover rate                                     79%              39%           54%              61%             118%

  Expense ratio including interest and tax expenses         1.49%            1.38%         1.20%            1.27%            1.35%

  Expense ratio before deferral of fees by
  Manager including interest and tax expenses               1.49%            1.38%         1.20%           --               --

  Expense ratio excluding interest and tax expenses         1.46%            1.35%         1.19%           --               --


**   Total return represents aggregate total return for the periods indicated.

#    Amount represents less than $0.01 per share.

++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of the purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                        U.S. Equity Funds

                                                                              U.S. Emerging Growth Fund

                                                                              Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:   2000##           1999##        1998##            1997##           1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                 $    19.80       $    21.89    $    19.00       $    17.82       $    13.75

  Net investment income/(loss)                             (0.35)           (0.16)        (0.18)           (0.13)           (0.04)

  Net realized and unrealized gain/(loss)
  on investments                                            8.07            (0.80)         4.21             2.54             4.26

  Net increase/(decrease) in net assets
  resulting from investment operations                      7.72            (0.96)         4.03             2.41             4.22

  Distributions:

    Dividends from net investment income                   --               --            --               --               (0.04)

    Dividends in excess of net investment income           --               --            --               --               --

    Distributions from net realized capital gains          (2.67)           (1.13)        (1.14)           (1.23)           (0.11)
    Distributions in excess of net realized capital
    gains                                                  --               --            --               --               --

    Distributions from capital                             --               --            --               --               --

  Total distributions                                      (2.67)           (1.13)        (1.14)           (1.23)           (0.15)

  Net Asset Value - End of Period                     $    24.85       $    19.80    $    21.89       $    19.00       $    17.82
====================================================================================================================================
  Total Return**                                           42.46%           (4.07)%       22.18%           14.77%           30.95%

Ratios to Average Net Assets/Supplemental Data:

  Net assets, end of period (in 000s)                 $  224,944       $  382,483    $  391,973       $  317,812       $  306,217

  Ratio of net investment income/(loss) to average
  net assets                                               (1.19)%          (0.83)%       (0.84)%          (0.75)%          (0.11)%

  Net investment income/(loss) before deferral
  of fees by Manager                                  $    (0.45)      $    (0.16)   $    (0.18)           --          $    (0.05)

  Portfolio turnover rate                                     63%              76%           24%              79%              89%

  Expense ratio including interest and tax expenses         1.55%            1.66%         1.57%            1.71%            1.75%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses              1.92%            1.66%         1.57%           --                1.79%

  Expense ratio excluding interest and tax expenses         1.50%            1.66%         1.56%           --               --


**   Total return represents aggregate total return for the periods indicated.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                        U.S. Equity Funds

                                                                                  Small Cap Fund

                                                                              Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:   2000##           1999##        1998##            1997##           1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                 $    16.58       $    20.73    $    19.52       $    21.55       $    17.11

  Net investment income/(loss)                             (0.28)           (0.17)        (0.15)           (0.18)           (0.09)

  Net realized and unrealized gain/(loss)
  on investments                                            5.90            (1.21)         4.33             1.43             6.31

  Net increase/(decrease) in net assets
  resulting from investment operations                      5.62            (1.38)         4.18             1.25             6.22

  Distributions:

    Dividends from net investment income                    --              --             --              --               --

    Dividends in excess of net investment income            --              --             --              --               --

    Distributions from net realized capital gains          (0.00)#          (2.07)        (2.97)           (3.28)           (1.78)
    Distributions in excess of net realized capital
    gains                                                   --              (0.70)         --              --               --

    Distributions from capital                              --              --             --              --               --

  Total distributions                                      (0.00)#          (2.77)        (2.97)           (3.28)           (1.78)

  Net Asset Value - End of Period                     $    22.20       $    16.58    $    20.73       $    19.52       $    21.55
====================================================================================================================================
  Total Return**                                           34.12%           (4.14)%       23.23%            6.81%           39.28%

Ratios to Average Net Assets/Supplemental Data

  Net assets, end of Period (in 000s)                 $  102,622       $  113,323    $  203,437       $  198,298       $  275,062

  Ratio of net investment income/(loss) to average
  net assets                                               (1.14)%          (1.09)%       (0.70)%          (0.78)%          (0.47)%

  Net investment income/(loss) before deferral of
  fees by Manager                                     $    (0.28)      $    (0.17)   $    (0.15)           --               --

  Portfolio turnover rate                                     93%              71%           69%              59%              80%

  Expense ratio including interest and tax expenses         1.35%            1.32%         1.24%            1.20%            1.24%

  Expense ratio before deferral of fees by Manager,
  including interest and tax expense                        1.35%            1.32%         1.24%           --               --

  Expense ratio excluding interest and tax expenses         1.35%            1.32%         1.24%           --               --


**   Total return represents aggregate total return for the periods indicated.

#    Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                        U.S. Equity Funds

                                                                                   Balanced Fund

                                                                              Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:   2000##           1999##        1998##            1997##           1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                 $    16.77       $    19.08    $    19.89       $    19.33       $    16.33

  Net investment income/(loss)                              0.49             0.48          1.66             0.48             0.26

  Net realized and unrealized gain/(loss)
  on investments                                           (0.19)            1.23          0.99             2.13             3.54

  Net increase/(decrease) in net assets resulting from
  investment operations                                     0.30             1.71          2.65             2.61             3.80

  Distributions:

    Dividends from net investment income                   (0.63)           (0.93)        (0.93)           (0.39)           (0.25)

    Dividends in excess of net investment income            --              --            (0.70)           --               --

    Distributions from net realized capital gains          (0.31)           (1.68)        (1.83)           (1.66)           (0.55)

    Distributions in excess of net realized
    capital gains                                          (0.13)           (1.41)         --              --               --

  Total distributions                                      (1.07)           (4.02)        (3.46)           (2.05)           (0.80)

  Net Asset Value - End of Period                     $    16.00       $    16.77    $    19.08       $    19.89       $    19.33
====================================================================================================================================
  Total Return**                                            1.62%           11.93%        14.67%           14.65%           23.92%

Ratios to Average Net Assets/Supplemental Data

  Net assets, end of period (in 000s)                 $   60,718       $   81,133    $  128,075       $  127,214       $  132,511

  Ratio of net investment income/(loss) to average
  net assets                                                2.62%            2.63%         3.10%            2.55%            1.85%

  Net investment income/(loss) before deferral
  of fees by Manager                                  $     0.43       $     0.45    $     1.63       $     0.47       $     0.24

  Portfolio turnover rate                                     35%              36%           84%             169%             226%

  Expense ratio including interest and tax expenses         0.13%            0.25%         0.26%            1.43%            1.42%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses              0.60%            0.46%         0.31%            1.49%            1.55%

  Expense ratio excluding interest and tax expenses         0.13%            0.25%         0.25%            1.31%            1.30%


(a) The Fund converted to a fund of funds structure effective July 1, 1998. Expense ratios prior to that date do not reflect expenses borne indirectly.

**   Total return represents aggregate total return for the periods indicated.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                International and Global Equity Funds
                                                                                                                   International 20
                                                                    International Growth Fund                          Portfolio
                                                                                                                      Fiscal Year
                                                                                                                         Ended
Selected Per-Share Data for the Year                                 Fiscal Year Ended June 30,                         June 30,
or Period Ended:                                   2000##         1999         1998##        1997##        1996(b)       2000(c)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period            $    18.97    $    18.67    $    16.24    $    15.31    $    12.00    $    10.00

  Net investment income/(loss)                        (0.17)         0.09          0.04          0.08          0.02         (0.02)

  Net realized and unrealized
  gain/(loss) on investments                           2.11          0.31          3.48          2.53          3.29          0.03++

  Net increase/(decrease) in net
  assets resulting from investment
  operations                                           1.94          0.40          3.52          2.61          3.31          0.01

  Distributions:
    Dividends from net investment
    income                                            --            --            (0.02)         --            --            --
    Dividends in excess of net
    investment income                                 --            --            (0.00)#        --            --            --
    Distributions from net realized
    capital gains                                     (0.39)        (0.10)        (1.07)        (1.68)         --            --
    Distributions in excess of net
    realized capital gains                            --            --            --             --            --            --

    Distributions from capital                        --            --            --             --            --            --

  Total distributions                                 (0.39)        (0.10)        (1.09)        (1.68)         --            --

  Net Asset Value - End of Period                $    20.52    $    18.97    $    18.67    $    16.24    $    15.31    $    10.01
====================================================================================================================================
  Total Return**                                      10.16%         2.34%        23.27%        19.20%        27.58%         0.10%


Ratios to Average Net
Assets/Supplemental Data

  Net assets, end of period (in 000s)            $  184,588    $  227,287    $   64,820    $   33,912    $   18,303    $    2,264

  Ratio of net investment
  income/(loss) to average net assets                 (0.83)%        0.41%         0.22%         0.57%         0.26%+       (0.35)%+

  Net investment income/(loss)
  before deferral of fees by Manager             $    (0.18)   $     0.09    $    (0.04)   $    (0.02)   $    (0.07)   $    (0.20)

  Portfolio turnover rate                               207%          150%          127%           95%          239%          114%

  Expense ratio including interest
  and tax expense                                      1.80%         1.66%         1.66%         --            --            1.65%+

  Expense ratio before deferral of
  fees by Manager, including
  interest and tax expense                             1.92%         1.74%         2.13%         2.37%         2.91%+        5.59%+

  Expense ratio excluding interest
  and tax expense                                      1.65%         1.65%         1.65%         1.66%         1.65%+        1.65%+


(b) The International Growth Fund's Class R shares commenced operations on July 3, 1995.

(c) The International 20 Portfolio's Class R shares commenced operations on December 31, 1999.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

++ The amounts shown in this caption for each share outstanding throughout the period may not be in accordance with the net realized and unrealized gain/(loss) for the period because of the timing of the purchases and withdrawals of shares in relation to the fluctuating market values of the Fund.

#    Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                               International and Global Equity Funds

                                                                   Global Opportunities Fund

                                                                    Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or
Period Ended:                                  2000           1999           1998##          1997            1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period      $       19.21  $       19.19  $       19.17  $        16.96  $       13.25

  Net investment income/(loss)                     (0.24)         (0.12)          0.00#         (0.011)         (0.06)

  Net realized and unrealized
  gain/(loss) on investments                        4.42           2.56           3.87            3.14           3.84

  Net increase/(decrease) in net assets
  resulting from investment operations              4.18           2.44           3.87            3.03           3.78

  Distributions:

    Dividends from net investment income              --          (0.22)           --              --           (0.07)
    Dividends in excess of net
    investment income                                 --            --             --              --              --
    Distributions from net realized
    capital gains                                  (1.66)         (2.20)         (3.85)          (0.82)            --
    Distributions in excess of net
    realized capital gains                            --            --             --              --              --

    Distributions from capital                        --            --             --              --              --

  Total distributions                              (1.66)         (2.42)         (3.85)          (0.82)         (0.07)

  Net Asset Value - End of Period          $       21.73  $       19.21  $       19.19  $        19.17  $       16.96
====================================================================================================================================

  Total Return**                                   21.46%         15.68%         27.12%          18.71%         28.64%

Ratios to Average Net
Assets/Supplemental Data

  Net assets, end of period (in 000s)      $      85,723     $   57,146     $   96,412     $    32,371     $   28,496

  Ratio of net investment income/(loss)
  to average net assets                            (1.20)%        (0.61)%        (0.02)%         (0.62)%        (0.56)%

  Net investment income/(loss) before
  deferral of fees by Manager              $       (0.26)   $     (0.14)    $     0.00#    $     (0.23)    $    (0.16)

  Portfolio turnover rate                            203%           172%           135%            117%           164%

  Expense ratio including interest and
  tax expense                                       1.95%          2.01%          1.96%             --           2.05%

  Expense ratio before deferral of fees
  by Manager, including interest and
  tax expense                                       2.09%          2.40%          2.37%           2.62%          3.10%

  Expense ratio excluding interest and
  tax expense                                       1.90%          1.90%          1.90%           1.90%          1.90%


**   Total return represents aggregate total return for the periods indicated.

#    Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                         International and Global Equity Funds

                                                                    Global 20 Portfolio

                                                                  Fiscal Year Ended June 30,
Selected Per-Share Data for the Year
or Period Ended:                             2000##           1999##          1998##         1997##         1996(d)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period    $        22.20  $        20.98  $        20.01  $        16.46  $       12.00

  Net investment income/(loss)                    (0.43)          (0.09)           0.12            0.01           0.06

  Net realized and unrealized
  gain/(loss)
  on investments                                   4.17            2.70            2.70            4.16           4.45

  Net increase/(decrease) in net
  assets
  resulting from investment operations             3.74            2.61            2.82            4.17           4.51

  Distributions:
    Dividends from net investment
    income                                      --                (0.24)        --                (0.10)         (0.04)
    Dividends in excess of net
    investment income                           --                (0.10)        --              --             --
    Distributions from net realized
    capital gains                                 (3.11)          (1.05)          (1.85)          (0.52)       --
    Distributions in excess of net
    realized capital gains                      --              --              --              --               (0.01)

    Distributions from capital                  --              --              --              --             --

  Total distributions                             (3.11)          (1.39)          (1.85)          (0.62)         (0.05)

  Net Asset Value - End of Period        $        22.83  $        22.20  $        20.98  $        20.01  $       16.46
====================================================================================================================================

  Total Return**                                  17.14%          13.89%          15.44%          26.35%         37.75%


Ratios to Average Net
Assets/Supplemental Data

  Net assets, end of period (in 000s)    $      115,839     $   136,792     $   269,667     $   172,509     $   77,955

  Ratio of net investment
  income/(loss) to average
  net assets                                      (1.87)%         (0.47)%          0.58%           0.04%          0.42%+

  Net investment income/(loss) before
  deferral
  of fees by Manager                     $        (0.44)    $     (0.09)    $      0.12     $     (0.01)    $     0.02

  Portfolio turnover rate                           181%            115%            151%            158%           106%

  Expense ratio including interest
  and tax expenses                                 2.73%           1.76%           1.81%        --             --

  Expense ratio before deferral of
  fees by
  Manager, including interest and tax
  expenses                                         2.76%           1.76%           1.81%           1.92%          2.11%+

  Expense ratio excluding interest
  and tax expenses                                 1.80%           1.73%           1.80%           1.82%          1.80%+



                                             International and Global Equity Funds

                                                                    Global Long-Short Fund
                                                     Fiscal Year Ended                Fiscal Year Ended
                                                          June 30,                        March 31,

                                                  2000          1999(f)(g)        1999##       1998(e)##
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period        $        19.65  $        16.47   $       12.70  $       10.00

  Net investment income/(loss)                        (0.60)          (0.06)          (0.05)          0.02

  Net realized and unrealized
  gain/(loss)
  on investments                                      13.74            3.24            4.92           2.68

  Net increase/(decrease) in net
  assets
  resulting from investment operations                13.14            3.18            4.87           2.70

  Distributions:
    Dividends from net investment
    income                                          --              --              --             --
    Dividends in excess of net
    investment income                               --              --              --             --
    Distributions from net realized
    capital gains                                     (1.99)        --                (1.10)       --
    Distributions in excess of net
    realized capital gains                          --              --              --             --

    Distributions from capital                      --              --              --             --

  Total distributions                                 (1.99)        --                (1.10)       --

  Net Asset Value - End of Period            $        30.80  $        19.65   $       16.47  $       12.70
====================================================================================================================================

  Total Return**                                      67.54%          19.61%          39.87%         27.20%


Ratios to Average Net
Assets/Supplemental Data

  Net assets, end of period (in 000s)        $      368,301     $   216,300      $   83,638     $   16,579

  Ratio of net investment
  income/(loss) to average
  net assets                                          (1.92)%         (2.30)%+        (0.35)%         0.65%+

  Net investment income/(loss) before
  deferral
  of fees by Manager                         $        (0.60) $        (0.06)     $    (0.09)    $    (0.05)

  Portfolio turnover rate                               204%             43%            226%            84%

  Expense ratio including interest
  and tax expenses                                     3.91%           4.18%+          3.40%          2.78%+

  Expense ratio before deferral of
  fees by
  Manager, including interest and tax
  expenses                                             3.91%           4.61%+          3.79%          5.19%+

  Expense ratio excluding interest
  and tax expenses                                     2.06%           2.35%+          2.35%          2.35%+


(d) The Global 20 Portfolio's Class R shares commenced operations on October 2, 1995.

(e)  The Global Long-Short Fund commenced operations on December 31, 1997.

(f) On January 29, 1999, the Global Long-Short Fund's Class R shares were issued in exchange for Class A shares.

(g)  The Global Long-Short Fund changed its year end from March 31 to June 30.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.


                                                    International and Global Equity Funds

                                                                     Global Communications Fund

                                                                     Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period
Ended:                                              2000          1999         1998##         1997          1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period              $26.73        $22.88        $19.61        $18.05        $15.42

  Net investment income/(loss)                      (0.35)         0.01         (0.17)        (0.25)        (0.20)

  Net realized and unrealized gain/(loss)
  on investments                                    14.04          6.35          7.19          2.72          2.83

  Net increase/(decrease) in net assets
  resulting from investment operations              13.69          6.36          7.02          2.47          2.63

  Distributions:
    Dividends from net investment income             --            --            --            --            --
    Dividends in excess of net investment
    income                                           --            --            --            --            --
    Distributions from net realized capital gains   (6.25)        (2.51)        (3.75)        (0.91)         --
    Distributions in excess of net realized
    capital gains                                    --            --            --            --            --

  Total distributions                               (6.25)        (2.51)        (3.75)        (0.91)         --

  Net Asset Value - End of Period                  $34.17        $26.73        $22.88        $19.16        $18.05
====================================================================================================================================

  Total Return**                                    51.53%        31.66%        45.45%        14.43%        17.06%


Ratios to Average Net Assets/ Supplemental Data

  Net assets, end of Period (in 000s)            $498,516      $354,730      $267,113      $153,995      $206,671

  Ratio of net investment income/(loss) to
  average net assets                                (1.01)%        0.02%        (0.85)%       (1.05)%       (1.01)%

  Net investment income/(loss) before deferral
  of fees by Manager                               $(0.35)        $0.01        $(0.17)       $(0.27)       $(0.22)

  Portfolio turnover rate                             186%          146%           80%           76%          104%

  Expense ratio including interest and tax
  expenses                                           1.49%         1.69%         1.93%          --           2.01%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses       1.49%         1.69%         1.93%         2.00%         2.11%

  Expense ratio excluding interest and tax
  expenses                                           1.47%         1.68%         1.90%         1.91%         1.90%


**   Total return represents aggregate total return for the periods indicated.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                   International and Global Equity Funds

                                                                     Emerging Markets Fund
                                                                  Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period
Ended:                                             2000##        1999        1998         1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period              $10.24        $9.86       $16.85       $14.19      $13.17

  Net investment income/(loss)                      (0.12)        0.92         0.07         0.07        0.08

  Net realized and unrealized gain/(loss)
  on investments                                     1.92        (0.54)       (6.58)        2.66        0.94

  Net increase/(decrease) in net assets
  resulting from investment operations               1.80         0.38        (6.51)        2.73        1.02

  Distributions:
    Dividends from net investment income             --          --           (0.15)       (0.07)        --
    Dividends in excess of net investment income     --          --            --           --           --
    Distributions from net realized capital
    gains                                            --          --           (0.33)        --           --
    Distributions in excess of net realized
    capital gains                                    --          --            --           --           --
    Distributions from capital                       --          --            --           --           --

  Total distributions                                --          --           (0.48)       (0.07)        --

  Net Asset Value - End of Period                  $12.04       $10.24        $9.86       $16.85      $14.19
====================================================================================================================================

  Total Return**                                    17.58%        3.85%      (39.20)%      19.34%       7.74%


Ratios to Average Net Assets/Supplemental Data

  Net assets, end of period (in 000s)            $290,505     $344,907     $758,911   $1,259,457    $994,378

  Ratio of net investment income/(loss) to
  average
  net assets                                        (1.03)%       0.01%        0.55%        0.48%       0.58%

  Net investment income/(loss) before deferral
  of fees by Manager                               $(0.13)       $0.96        $0.07         --           --

  Portfolio turnover rate                             113%          86%          97%          83%        110%

  Expense ratio including interest and tax
  expenses                                           2.29%        2.05%        1.65%        --           --

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses       2.45%        2.15%        1.65%        --           --

  Expense ratio excluding interest and tax
  expenses                                           1.90%        1.90%        1.60%        1.67%       1.72%


**   Total return represents aggregate total return for the periods indicated.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                   International and Global Equity Funds

                                                                    Emerging Markets 20 Portfolio (h)

                                                  Fiscal Year       Three Months            Fiscal Year Ended
Selected Per-Share Data for the Year or Period       Ended         Ended June 30,      March 31,         March 31,
Ended:                                           June 30, 2000        1999(j)           1999##           1998(i)##
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                $13.15            $9.63             $11.43           $10.00

  Net investment income/(loss)                        0.19              0.04              0.12             0.27

  Net realized and unrealized gain/(loss)
  on investments                                      3.47              3.48             (1.76)            1.16

  Net increase/(decrease) in net assets
  resulting from investment operations                3.66              3.52             (1.64)            1.43

  Distributions:
    Dividends from net investment income             (0.16)             --               (0.16)             --
    Dividends in excess of net investment
    income                                           (0.08)             --                --                --
    Distributions from net realized capital
    gains                                             --                --                --                --
    Distributions in excess of net realized
    capital gains                                     --                --                --                --
    Distributions from capital                        --                --                --                --

  Total distributions                                (0.24)             --               (0.16)             --

  Net Asset Value - End of Period                    $16.57            $13.15            $9.63            $11.43
====================================================================================================================================

  Total Return**                                     27.91%            36.55%           (14.04)%          14.40%


Ratios to Average Net Assets/Supplemental Data

  Net assets, end of period (in 000s)                $4,725            $2,551            $1,655           $1,789

  Ratio of net investment income/(loss) to
  average
  net assets                                         0.66%             0.05%+            1.24%            10.46%+

  Net investment income/(loss) before deferral
  of fees by Manager                                $(0.79)           $(0.10)           $(0.52)           (0.07)%

  Portfolio turnover rate                             264%              200%              437%              71%

  Expense ratio including interest and tax
  expenses                                           1.62%             1.73%+            2.10%            2.10%+

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses       6.15%             8.82%+            8.68%            15.34%+

  Expense ratio excluding interest and tax
  expenses                                           1.60%             1.73%+            2.10%            2.10%+


(h)  Formerly called Emerging Markets Focus Fund.

(i)  The Emerging  Markets 20  Portfolio  commenced  operations  on December 31,
     1997.

(j)  For the period April 1, 1999, to June 30, 1999.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                   International and Global Equity Funds


                                                                                         Emerging Asia Fund
                                                                                     Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:                   2000           1999             1998          1997(k)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                  $12.21           $6.18           $18.91          $12.00

  Net investment income/(loss)                                         (0.68)          (0.01)            0.13           (0.01)

  Net realized and unrealized gain/(loss)
  on investments                                                       (0.81)           6.04           (11.74)           6.95

  Net increase/(decrease) in net assets
   resulting from investment operations                                (1.49)           6.03           (11.61)           6.94

  Distributions:
    Dividends from net investment income                               (0.46)          (0.00)#          (0.17)            --
    Dividends in excess of net investment income                       (0.18)            --              --               --
    Distributions from net realized capital gains                       --               --             (0.00)#         (0.03)
    Distributions in excess of net realized capital gains               --               --             (0.95)            --
    Distributions from capital                                          --               --              --               --

  Total distributions                                                  (0.64)          (0.00)#          (1.12)          (0.03)

  Net Asset Value - End of Period                                      $10.08          $12.21           $6.18           $18.91
====================================================================================================================================

  Total return**                                                      (12.56)%         97.44%          (63.45)%         57.80%


Ratios to Average Net Assets/Supplemental Data

  Net assets, end of period (in 000s)                                 $24,843          $63,196         $24,608          $68,095

  Ratio of net investment income/(loss) to average
  net assets                                                          (0.85)%          (0.35%)          0.22%          (0.42)%+

  Net investment income/(loss) before deferral
  of fees by Manager                                                  $(0.30)          $(0.03)         $(0.08)          $(0.02)

  Portfolio turnover rate                                               64%             233%             154%             72%

  Expense ratio including interest and tax expenses                    2.12%            2.19%           1.91%           2.20%+

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                         3.09%            2.89%           2.27%           2.69%+

  Expense ratio excluding interest and tax expenses                    1.90%            1.90%           1.90%           1.80%+


(k) The Emerging Asia Fund's Class R shares commenced operations on September 30, 1996.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

#    Amount represents less than $0.01 per share.

                                           U.S. Fixed-Income and Money Market Funds

                                             Total Return Bond Fund               Short Duration Government Bond Fund
                                           Fiscal Year Ended June 30,                  Fiscal Year Ended June 30,
Selected Per-Share Data for the Year
or Period Ended:                           2000       1999     1998(l)      2000       1999       1998      1997##      1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period     $11.66     $12.44     $12.00     $10.04     $10.14     $9.99      $9.92      $9.95

  Net investment income/(loss)             0.77       0.73       0.72       0.58       0.53       0.57       0.59       0.60

  Net realized and unrealized
  gain/(loss)
  on investments                          (0.20)     (0.35)      0.56      (0.14)     (0.05)      0.16       0.07      (0.04)

  Net increase/(decrease) in net
  assets
  resulting from investment operations     0.57       0.38       1.28       0.44       0.48       0.73       0.66       0.56

  Distributions:
    Dividends from net investment
    income                                (0.75)     (0.73)     (0.72)     (0.57)     (0.51)     (0.56)     (0.59)     (0.59)
    Dividends in excess of net
    investment income                      --        (0.01)      --        (0.01)     (0.02)      --       (0.00)#    (0.00)#
    Distributions from net realized
    capital gains                          --        (0.42)     (0.12)      --         --        (0.02)      --         --
    Distributions in excess of net
    realized capital gains                (0.15)      --       (0.00)#      --        (0.05)      --         --         --
    Distributions from capital             --         --         --         --         --         --         --         --

  Total distributions                     (0.90)     (1.16)     (0.84)     (0.58)     (0.58)     (0.58)     (0.59)     (0.59)

  Net Asset Value - End of Period         $11.33     $11.66     $12.44     $9.90      $10.04     $10.14     $9.99      $9.92
====================================================================================================================================

  Total Return**                          4.96%      3.20%      10.92%     4.55%      4.82%      7.56%      6.79%      5.74%


Ratios to Average Net
Assets/Supplemental Data

  Net assets, end of period (in 000s)    $28,112    $38,476    $77,694    $171,879   $154,365   $66,357    $47,265    $22,681

  Ratio of net investment
  income/(loss) to average
  net assets                              6.78%      5.88%      5.81%      5.84%      5.21%      5.83%      5.87%      5.88%

  Net investment income/(loss) before
  deferral
  of fees by Manager                      $0.75      $0.72      $0.71      $0.56      $0.48      $0.51      $0.54      $0.52

  Portfolio turnover rate                  176%       158%       390%       188%       199%       502%       451%       350%

  Expense ratio including interest and
  tax expenses                            0.80%      1.16%      1.29%      1.11%      1.35%      1.15%      1.55%      1.55%

  Expense ratio before deferral of
  fees by
  Manager, including interest and tax
  expenses                                1.13%      1.25%      1.34%      1.61%      1.85%      1.73%      2.05%      2.31%

  Expense ratio excluding interest and
  tax expenses                            0.70%      0.70%      0.70%      0.63%      0.62%      0.28%      0.60%      0.60%


(l) The Total Return Bond Fund's Class R shares commenced operations on June 30, 1997.

**   Total return represents aggregate total return for the periods indicated.

#    Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.


                                           U.S. Fixed-Income and Money Market Funds

                                                                           Government Money Market Fund
                                                                           Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:          2000       1999        1998        1997       1996
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                          $1.00       $1.00       $1.00      $1.00       $1.00

  Net investment income/(loss)                                 0.054       0.047       0.052      0.049       0.052

  Net realized and unrealized gain/(loss)
  on investments                                               0.000ss.   0.000ss.    0.000ss.    0.000ss.   0.000ss.

  Net increase/(decrease) in net assets resulting
  from investment operations                                   0.054       0.047       0.052      0.049       0.052

  Distributions:
    Dividends from net investment income                      (0.054)     (0.047)     (0.052)    (0.049)     (0.052)
    Dividends in excess of net investment income                --          --          --         --          --
    Distributions from net realized capital gains               --          --          --         --          --

  Total distributions                                         (0.054)     (0.047)     (0.052)    (0.049)     (0.052)

  Net Asset Value - End of Period                              $1.00       $1.00       $1.00      $1.00       $1.00
=======================================================================================================================

  Total Return**                                               5.49%       4.81%       5.27%      5.03%       5.28%


Ratios to Average Net Assets/Supplemental Data

  Net assets, end of period (in 000s)                         $794,632   $575,387    $724,619    $473,154   $439,423

  Ratio of net investment income/(loss) to average
  net assets                                                   5.41%       4.71%       5.15%      4.93%       5.17%

  Net investment income/(loss) before deferral of
  fees by Manager                                              $0.054     $0.047      $0.052      $0.049     $0.050

  Portfolio turnover rate                                       --          --          --         --          --

  Expense ratio including interest and tax expenses            0.46%       0.50%       0.53%       --          --

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                 0.46%       0.50%       0.48%      0.62%       0.74%

  Expense ratio excluding interest and tax expenses            0.46%       0.50%       0.53%      0.60%       0.60%


**   Total return represents aggregate total return for the periods indicated.

ss.  Amount represents less than $0.001 per share.

                                           U.S. Fixed-Income and Money Market Funds

                                                      California Tax-Free Intermediate Bond Fund
                                                              Fiscal Year Ended June 30,
Selected Per-Share Data for the Year
or Period Ended:                            2000           1999           1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period      $12.67         $12.86         $12.53        $12.23        $12.04

  Net investment income                     0.51           0.49           0.51          0.53          0.54

  Net realized and unrealized
  gain/(loss)
  on investments                           (0.04)         (0.16)          0.33          0.30          0.19

  Net increase/(decrease) in net
  assets resulting from investment
  operations                                0.47           0.33           0.84          0.83          0.73

  Distributions:
   Dividends from net investment
   income                                  (0.52)         (0.46)         (0.51)        (0.53)        (0.54)
   Dividends in excess of net
   investment income                        --            (0.03)          --            --             --
   Distributions from net realized
   capital gains                            --            (0.03)          --            --             --
   Distributions in excess of net
   realized capital gains                   --            (0.00)#         --            --             --

  Total Distributions                      (0.52)         (0.52)         (0.51)        (0.53)        (0.54)

  Net Asset Value - End of Period          $12.62         $12.67         $12.86        $12.53        $12.23
=======================================================================================================================

  Total Return**                           3.83%           2.71%         6.85%         6.91%          6.11%


Ratios to Average Net
Assets/Supplemental Data

  Net assets, end of period (in 000s)     $27,405         $41,017       $35,667       $21,681        $13,948

  Ratio of net investment income to
  average net assets                       4.14%           3.93%         4.03%         4.27%          4.34%

  Net investment income/(loss) before
  deferral of fees by Manager              $0.50           $0.48         $0.44         $0.47          $0.43

  Portfolio turnover rate                   49%            184%           42%           26%            58%

  Expense ratio including interest
  and tax expenses                         0.70%           0.69%         0.69%         0.68%          0.61%

  Expense ratio before deferral of
  fees by Manager, including interest
  and tax expenses                         1.19%           1.19%         1.19%         1.18%          1.43%

  Expense ratio excluding interest
  and tax expenses                         0.70%           0.69%         0.68%          --             --


**   Total return represents aggregate total return for the periods indicated.

#    Amount represents less than $0.01 per share.

                                           U.S. Fixed-Income and Money Market Funds

                                                             California Tax-Free Money Fund
                                                               Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or
Period Ended:                                2000          1999          1998           1997           1996
-----------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period        $1.00        $1.00         $1.00           $1.00          $1.00

  Net investment income                      0.027        0.026         0.029           0.029          0.030

  Net realized and unrealized
  gain/(loss)
  on investments                            0.000ss.      0.000ss.      0.000ss.       0.000ss.       0.000ss.

  Net increase/(decrease) in net assets
  resulting from investment operations       0.027        0.026         0.029           0.029          0.030

  Distributions:
   Dividends from net investment income     (0.027)      (0.026)       (0.029)         (0.029)        (0.030)
   Dividends in excess of net
   investment income                          --           --            --              --             --
   Distributions from net realized
   capital gains                              --           --            --              --             --
   Distributions in excess of net
   realized capital gains                     --           --            --              --             --

  Total Distributions                       (0.027)      (0.026)       (0.029)         (0.029)        (0.030)

  Net Asset Value - End of Period            $1.00        $1.00         $1.00           $1.00          $1.00

=================================================================================================================
  Total Return**                             2.72%        2.59%         3.00%           2.95%          3.03%


Ratios to Average Net
Assets/Supplemental Data

  Net assets, end of period (in 000s)      $378,819      $292,901      $187,216       $118,723        $98,134

  Ratio of net investment income to
  average net assets                         2.69%        2.55%         2.96%           2.91%          2.99%

  Net investment income/(loss) before
  deferral of fees by Manager               $0.023        $0.021        $0.029         $0.028         $0.028

  Portfolio turnover rate                     --           --            --              --             --

  Expense ratio including interest and
  tax expenses                               0.58%        0.58%         0.58%           0.58%          0.59%

  Expense ratio before deferral of fees
  by Manager, including interest and
  tax expenses                               0.58%        0.61%         0.68%           0.73%          0.80%

  Expense ratio excluding interest and
  tax expenses                               0.58%        0.58%         0.58%            --             --


**   Total return represents aggregate total return for the periods indicated.

ss.  Amount represents less than $0.001 per share.

                                           U.S. Fixed-Income and Money Market Funds

                                                                               Federal Tax-Free Money Fund
                                                                               Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:              2000            1999           1998          1997(m)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                              $1.00          $1.00          $1.00           $1.00

  Net investment income                                            0.032          0.028          0.031           0.032

  Net realized and unrealized gain/(loss)
  on investments                                                  0.000ss.        0.000ss.       0.000ss.       0.000ss.

  Net increase in net assets resulting
  from investment operations                                       0.032          0.028          0.031           0.032

  Distributions:
    Dividends from net investment income                          (0.032)        (0.028)        (0.031)         (0.032)
    Dividends in excess of net investment income                    --           (0.000)ss.       --           (0.000)ss.
    Distributions from net realized capital gains                   --             --             --              --

  Total distributions                                             (0.032)        (0.028)         (0.31)         (0.032)

  Net Asset Value - End of Period                                  $1.00          $1.00          $1.00           $1.00
============================================================================================================================

  Total Return**                                                   3.25%          2.82%          3.12%           3.26%

Ratios to Average Net Assets/Supplemental Data

  Net assets, end of period (in 000s)                            $147,838        $116,341       $117,283       $114,197

  Ratio of net investment income/(loss) to average
  net assets                                                       3.21%          2.80%          3.08%          3.24%+

  Net investment income/(loss) before deferral of
  fees by Manager                                                 $0.030          $0.026         $0.031         $0.030

  Portfolio turnover rate                                           --             --             --              --

  Expense ratio including interest and tax expenses                0.60%          0.60%          0.60%          0.33%+

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                     0.77%          0.80%          0.81%          0.69%+

  Expense ratio excluding interest and tax expenses                0.60%          0.60%          0.60%            --


(m) The Federal Tax-Free Money Fund's Class R shares commenced operations on July 15, 1996.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

ss.  Amount represents less than $0.001 per share.

[table]
Investment Options


To open a new account,  complete and mail the New Account  application  included with this  prospectus  ($2,500  minimum for regular accounts and $1,000 for IRAs), or complete an application online by accessing www.montgomeryfunds.com ($1,000 minimum).
------------------------------------------------------------------------------------------------------------------------------------
Trade requests received after 1:00 P.M. Pacific time (4:00 P.M.             Once an account is established, you can:
eastern time) will be executed at the following business day's closing
price. Once a trade is placed, it may not be altered or canceled.            o   Buy, sell or exchange shares by phone
                                                                                 Contact The Montgomery Funds at
Checks should be made payable to:                                                800.572.FUND [3863].
The Montgomery Funds
                                                                                 Press (1) for a shareholder service representative.
The minimum initial investment for each Fund is $2,500 ($1,000 for               Press (2) for the automated Montgomery Star System.
IRAs), unless you use an application printed from
www.montgomeryfunds.com, in which case the minimum is just $1,000. The       o   Buy, sell or exchange shares online Go to
minimum subsequent investment is $100.                                           www.montgomeryfunds.com. Follow online
                                                                                 instructions to enable this service.


                                                                             o   Buy or sell shares by mail

                                                                                 Mail buy/sell order(s) with your check:
                                                                                 By regular mail
                                                                                 The Montgomery Funds
                                                                                 c/o DST Systems, Inc.
                                                                                 P.O. Box 219073
                                                                                 Kansas City, MO 64121-9073

                                                                                 By express or overnight service:
                                                                                 The Montgomery Funds
                                                                                 c/o DST Systems, Inc.
                                                                                 210 West 10th Street, 8th Floor
                                                                                 Kansas City, MO 64105-1614

                                                                             o   Buy or sell shares by wiring funds

                                                                                 To: State Street Bank and Trust Company
                                                                                 ABA #101003621
                                                                                 For: DST Systems, Inc.
                                                                                 Account #7526601
                                                                                 Attention: The Montgomery Funds
                                                                                 For Credit to: [shareholder(s) name]
                                                                                 Shareholder account number:
                                                                                 [shareholder(s) account number]
                                                                                 Name of Fund: [Montgomery Fund name]

                                                             ACCOUNT INFORMATION

What You Need to Know About Your Montgomery Account


You pay no sales charge to invest in The Montgomery Funds. The minimum initial investment for each Fund is $2,500 ($1,000 for IRAs) unless you use an application from our Web site at www.montgomeryfunds.com or exchange into a Fund online. In that case, the minimum is just $1,000. The minimum subsequent investment is $100. Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars.


         We must receive payment from you within three business days of your purchase. In addition, the Funds and the Distributor each reserve the right to reject all or part of any purchase.

         From time to time, Montgomery may close and reopen any of its Funds to new investors at its discretion. Shareholders who maintain open accounts that meet the minimum required balance of $1,000 in a Fund when it closes may make additional investments in it. Employer-sponsored retirement plans, if they are already invested in those Funds, may be able to open additional accounts for plan participants. Montgomery may reopen and close any of its Funds to certain types of new shareholders in the future. If a Fund is closed and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If you do not own shares of a closed Fund, you may not exchange shares from other Montgomery Funds for shares of that Fund. The Montgomery Funds reserve the right to close or liquidate a Fund at their discretion.

Becoming a Montgomery Shareholder


To open a new account:

 o By Mail Send your signed, completed application, with a check payable to The Montgomery Funds to the appropriate address (see column at right). Your check must be in U.S. dollars and drawn on a bank located in the United States. Dividends do not accrue until your check has cleared. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

 o By Wire Call us at 800.572.FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the Fund(s) in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:

State Street Bank and Trust Company
ABA #101003621
For: DST Systems, Inc.

and include the following:

Account #7526601
Attention: The Montgomery Funds
For credit to: [shareholder(s) name]
Shareholder account number:
[shareholder(s) account number]
Name of Fund: [Montgomery Fund name]

Please note that your bank may charge a wire transfer fee.

 o By Phone To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from any of your accounts if we do not receive payment within that time.

 o Online Visit www.montgomeryfunds.com to print out an application or to exchange at least $1,000 from an existing account into a new account.


                                               [sidebar]
                                               Getting Started

                                               To invest, complete the New
                                               Account application included with
                                               this prospectus. Send it with a
                                               check payable to The Montgomery
                                               Funds

                                               Regular Mail
                                               The Montgomery Funds
                                               c/o DST Systems, Inc.
                                               P.O. Box 219073
                                               Kansas City, MO 64121-9073

                                               Express Mail or Overnight Courier
                                               The Montgomery Funds
                                               c/o DST Systems, Inc.
                                               210 West 10th Street
                                               8th Floor
                                               Kansas City, MO 64105-1614

                                               Foreign Investors:
                                               Foreign citizens and resident
                                               aliens of the United States
                                               living abroad may not invest in
                                               The Montgomery Funds.


How Fund Shares Are Priced

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate a Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently.
Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen with foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.

         We calculate the NAV of each Montgomery Fund (other than the Money Market Funds) after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on days on which the NYSE is closed for trading. Certain exceptions apply as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAVs are provided in the Statement of Additional Information.

 o Money Market Funds. The price of the Money Market Funds is determined at 12 noon eastern time on most business days. If we receive your order by that time, your shares will be priced at the NAV calculated at noon that day. If we receive your order after 12 noon eastern time, you will pay the next price we determine after receiving your order. Also, only those orders received by 12 noon will be eligible to accrue any dividend paid for the day of investment.

 o Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

 o Bank Holidays. On bank holidays we will not calculate the price of the U.S. Fixed-Income and Money Market Funds, even if the NYSE is open that day. Shares in these Funds will be sold at the next NAV we determine after receipt of your order.


[sidebar]
TRADING TIMES
Whether buying, exchanging or selling shares, transaction requests received after 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the next business day's closing price.

                                                                                                                 ACCOUNT INFORMATION

[Table]
www.montgomeryfunds.com

Manage your account(s) online.
Our Account Access area offers free, secure, around-the-clock access to your Montgomery Funds account(s).

At www.montgomeryfunds.com shareholders can:

o    Check current account balances                                        o    View statements


o    Buy, exchange or sell shares                                          o    Order duplicate statements and tax forms

o    View the most recent account  activity and up to 160 records          o    View tax summaries
     of account history within the past two years
                                                                           o    Change address of record

                                                                           o    Reorder checkbooks


Access your account(s) online today:  Simply click on the Account Access tab and follow the simple steps to create a secure Personal
Identification Number (PIN). It takes only a minute.

For your  protection  this secure area of our site  requires the use of browsers with 128-bit  encryption.  If you are not sure what level of security your browser supports, click on our convenient browser check.

[clipart]

------------------------------------------------------------------------------------------------------------------------------------

Buying Additional Shares

 o By Mail Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds. Or mail a check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

 o By Phone Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Fund you currently own or to invest in a new Fund, call 800.572. FUND [3863]. Shares for IRAs may not be purchased by phone. Telephone purchases can be made for up to five times your account value as of the previous day.

         We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

 o Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account)

 o   Send us a check by overnight or second-day courier service

 o Instruct your bank to wire money to our affiliated bank using the information under "Becoming a Montgomery Shareholder" (page __)

 o Online To buy shares online, you must first set up an Electronic Link (described in the note at above left). Then visit our Web site at www.montgomeryfunds.com to create a PIN for accessing your account(s). You can purchase up to $25,000 per day in additional shares of any Fund, except those held in a retirement account. The cost of the shares will be automatically deducted from your bank account within two days of your purchase.

 o By Wire There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information under "Becoming a Montgomery Shareholder" (page __).


Exchanging Shares

You may exchange Class R shares in one Fund for Class R shares in another in accounts with the same registration, Taxpayer Identification Number and address. There is a $100 minimum to exchange into a Fund you currently own and a $1,000 minimum for investing in a new Fund. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone at 800.572.FUND [3863] or through our online Account Access area at www.montgomeryfunds.com.


Other Exchange Policies

 o  We will process your exchange order at the next-calculated NAV.

 o You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed Fund.

 o Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days
(accounts under common control and accounts having the same Taxpayer Identification Number will be counted together). Exchanges out of the Fixed-Income and Money Market Funds are exempt from this restriction.

[sidebar]

Our Electronic Link program allows us to automatically debit or credit your bank account for transactions made by phone or online. To take advantage of this service, simply mail us a voided check or preprinted deposit slip from your bank account along with a request to establish an Electronic Link.


 o We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

 o We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.

 o  Redemption fees may apply to exchanges or redemptions out of some Funds.


Selling Shares


You may sell some or all of your Fund shares on days that the NYSE is open for trading (except bank holidays for the Fixed-Income and Money Market Funds). Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.

         Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions.
Redemption proceeds from shares purchased by check or bank transfer may be delayed 15 calendar days to allow the check or transfer to clear. Within this 15-day period, you may choose to exchange your investment into a Montgomery Money Market Fund.

         Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

 o For shares sold by wire, a $10 wire transfer fee that will be deducted directly from the proceeds.

 o For redemption checks requested by Federal Express, a $10 fee will be deducted directly from the redemption proceeds.

         In accordance with the rules of the Securities and Exchange  Commission
(SEC),  we  reserve  the  right  to  suspend   redemptions  under  extraordinary
circumstances.

         Shares can be sold in several ways:

 o By Mail Send us a letter including your name, Montgomery account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter in the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

         If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization) available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers (NASD) member firms.

         If you want to wire your redemption proceeds but do not have a predesignated bank account, include a preprinted voided check or deposit slip. If you do not have a preprinted check, please send a signature-guaranteed letter along with your bank instructions. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion. Call 800.572.FUND [3863] for more details.


                                               [sidebar]
                                               Shareholder service is available
                                               Monday through Friday from 6:00
                                               A.M. to 4:00 P.M. Pacific time.

                                               Shareholders can get information
                                               or perform transactions
                                               around-the-clock through the
                                               Montgomery Star System or
                                               www.montgomeryfunds.com.

 o By Check If you have checkwriting privileges on your account, you may write a check to redeem some of your shares, but not to close your account in the Fixed-Income or Money Market Funds. A balance must be available in the Fund upon which the check is drafted. Proceeds may not be available until your check or bank transfer clears, which may take up to 15 days after the purchase date. Checkwriting is not available for assets in an IRA. Checks may not be written for amounts below $250. Checks require only one signature unless otherwise indicated. We will return your checks at the end of the month. Note that we may impose a charge for a stop-payment request.


 o By Internet or Phone You may accept or decline Internet or telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through our Web site at www.montgomeryfunds.com, through one of our shareholder service representatives or through our automated Star System at 800.572.FUND [3863]. You may not buy or sell shares in an IRA by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the next business day (subject to bank cutoff times), there is a $10 fee. For more information about our Internet or telephone transaction policies, see "Other Policies" below.

 o Redemption Fee The redemption fees for the U.S. Equity Funds and the International and Global Equity Funds are intended to compensate the Funds for the increased expenses to longer-term shareholders and the disruptive effect on the portfolios caused by short-term investments. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged.


Other Policies

Minimum Account Balances

Due to the cost of maintaining small accounts, we require a minimum Fund account balance of $1,000. If your account balance falls below that amount for any reason, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

Expense Limitations

Montgomery Asset Management may reduce its management fees and absorb expenses to maintain total operating expenses (excluding interest, taxes and dividend expenses) for each Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

Shareholder Servicing Plan

The Global Long-Short Fund has adopted a Shareholder Servicing Plan, under which the Fund pays Montgomery or its Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is intended to reimburse the recipient for providing or arranging for services to shareholders. The fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services.

Uncashed Redemption Checks

If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at 800.572.FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and not for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

Transaction Confirmation

If you notice any errors on your trade confirmation, you must notify The Montgomery Funds of such errors within 30 days following mailing of that confirmation. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.


[sidebar]

BUYING  AND  SELLING  SHARES  THROUGH   SECURITIES   BROKERS  AND  BENEFIT  PLAN
ADMINISTRATORS

You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing these services.

Internet and Telephone Transactions

By buying or selling shares over the Internet or the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your Internet or telephone transaction privileges.

         The shares you purchase over the Internet or by phone will be priced at the first net asset value we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by a Fund as a result.

         Please note that we cannot be held liable for following instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

 o   Recording certain calls

 o Requiring an authorization number or other personal information not likely to be known by others

 o   Sending a transaction confirmation to the investor

         The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

         We reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

         If you notify us that your address has changed, or you change your address online, we will temporarily suspend your telephone redemption privileges until 30 days after your notification, to protect you and your account. We require that all redemption requests made during this period be in writing with a signature guarantee.

         Shareholders may experience delays in exercising Internet and/or telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

 o   Using the automated Star System

 o   Via overnight courier

 o   By telegram

You may discontinue Internet or telephone privileges at any time.


Tax Withholding Information


Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

         Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.


                                               [sidebar]
                                               INVESTMENT MINIMUMS

                                               For regular accounts and IRAs,
                                               the minimum initial investment is
                                               $1,000 when using an online
                                               application. Otherwise it is
                                               $2,500 ($1,000 for IRAs). The
                                               minimum subsequent investment is
                                               $100.



After You Invest

Taxes

IRS rules require that the Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time a Fund holds its assets. We'll inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

         Additional information about tax issues relating to The Montgomery Funds can be found in our Statement of Additional Information available free by calling 800.572.FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Funds.

A Note on the Montgomery Tax-Free Funds

The Montgomery Federal Tax-Free Money, California Tax-Free Money and California Tax-Free Intermediate Bond Funds intend to continue paying to shareholders what the IRS calls "exempt-interest dividends" by maintaining, as of the close of each quarter of their taxable year, at least 50% of the value of their assets in municipal bonds. If the Funds satisfy this requirement, any distributions paid to shareholders from their net investment income will be exempt from federal income tax, to the extent that they derive their net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the IRS. Capital gains, however, are taxable. You should also consult your advisor about state and local taxes.

Dividends and Distributions

As a shareholder in The Montgomery Funds, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to shareholders who maintain accounts with each Fund as of its "record date."

         If you would  like to  receive  dividends  and  distributions  in cash,
indicate  that  choice  on  your  New  Account   application.   Otherwise,   the
distributions will be reinvested in additional Fund shares.

Keeping You Informed

After you invest you will receive our Meet Montgomery Guide, which includes more information about buying, exchanging and selling shares in The Montgomery Funds. It also describes in more detail useful tools for investors such as the Montgomery Star System and online transactions.

     During the year we will also send you the following communications:

 o   Confirmation statements

 o Account statements, mailed after the close of each calendar quarter (also available online)

 o Annual and semiannual reports, mailed approximately 60 days after June 30 and December 31

 o   1099 tax form, sent by January 31

 o   5498 tax form, sent by May 31

 o   Annual updated prospectus, mailed to existing shareholders in the fall

         To save you money, we will send only one copy of each shareholder report or other mailing to your household if you hold accounts under a common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.

[sidebar]

OUR PARTNERS

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

Funds Distributor, Inc., located in New York City and Boston, distributes the Montgomery Funds.

DST Systems, Inc., located in Kansas City, Missouri, is the Funds' Master Transfer Agent. It performs certain recordkeeping and accounting functions for the Funds.

State Street Bank and Trust Company (formerly Investors Fiduciary Trust Company), also located in Kansas City, Missouri, assists DST Systems, Inc. with certain recordkeeping and accounting functions for the Funds.


[table]

                                      INCOME DIVIDENDS                     CAPITAL GAINS
U.S., International and        Declared and paid in the last         Declared and paid in the last
Global Equity Funds            quarter of each calendar year*        quarter of each calendar year*

Balanced Fund                  Declared and paid on or about the     Declared and paid in the last
                               last business day of each quarter     quarter of each calendar year*

U.S. Fixed-Income and Money    Declared daily and paid monthly on    Declared and paid in the last
Market Funds                   or about the last business day        quarter of each calendar year*

*Following their fiscal year end (June 30), the Funds may make additional distributions to avoid the imposition of a tax.


                                               [sidebar]

                                               HOW TO AVOID "BUYING A DIVIDEND"

                                               If you plan to purchase shares in
                                               a Fund, check if it is planning
                                               to make a distribution in the
                                               near future. Here's why: If you
                                               buy shares of a Fund just before
                                               a distribution, you'll pay the
                                               full price for the shares but
                                               receive a portion of your
                                               purchase price back as a taxable
                                               distribution. This is called
                                               "buying a dividend." Unless you
                                               hold the Fund in a tax-deferred
                                               account, you will have to include
                                               the distribution in your gross
                                               income for tax purposes, even
                                               though you may not have
                                               participated in the Fund's
                                               appreciation.

One of best ways to stay informed about your Montgomery account(s) is to visit www.montgomeryfunds.com daily.

[Outside back cover:]

You can find more information about The Montgomery Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at 800.572. FUND [3863]. You can review and copy further information about The Montgomery Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call 202.942.8090. Reports and other information about The Montgomery Funds are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009, or e-mailing the SEC at publicinfo@sec.gov.

You can also find further information about The Montgomery Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, call us at 800.572. FUND [3863], option 3.


Corporate Headquarters:
The MONTGOMERY Funds
101 California Street
San Francisco, CA 94111-9361

[Logo]
Invest wisely.(R)

---------------------------
    800.572.FUND [3863]
  www.montgomeryfunds.com
---------------------------


                                    SEC File Nos.: The Montgomery Funds 811-6011

                                                The Montgomery Funds II 811-8064


                                               Funds Distributor, Inc. 10/00 ___

      ---------------------------------------------------------------------

                                     PART A

                    COMBINED PROSPECTUS FOR CLASS P SHARES OF

                             MONTGOMERY GROWTH FUND
                            MONTGOMERY SMALL CAP FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                         MONTGOMERY GLOBAL 20 PORTFOLIO
                        MONTGOMERY EMERGING MARKETS FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                     MONTGOMERY GOVERNMENT MONEY MARKET FUND
              MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND

                                       AND

                       OTHER SERIES OF ANOTHER REGISTRANT

      ---------------------------------------------------------------------

Prospectus


October 31, 2000
P - Class


The Montgomery Funds(SM)

U.S. Equity Funds
     Growth Fund
     Small Cap Fund
     Balanced Fund

International & Global Equity Funds
     International Growth Fund
     Global 20 Portfolio
     Emerging Markets Fund

U.S. Fixed-Income & Money Market Funds
     Short Duration Government Bond Fund
     Government Money Market Fund
     California Tax-Free Intermediate Bond Fund

The Montgomery Funds has registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

---------------------------
     How to Contact Us
---------------------------

[Sidebar]


Montgomery Shareholder
Service Representatives
(800) 572-FUND [3863]
Available 6:00 A.M. to 4:00 P.M.
Pacific time


Montgomery Web Site
www.montgomeryasset.com

Address General
Correspondence to:
The Montgomery Funds
101 California Street
San Francisco, CA
94111-9361


TABLE OF CONTENTS

U.S. Equity Funds
     Montgomery Growth Fund....................................................
     Montgomery Small Cap Fund.................................................
     Montgomery Balanced Fund..................................................
International and Global Equity Funds
     Montgomery International Growth Fund......................................
     Montgomery Global 20 Portfolio............................................
     Montgomery Emerging Markets Fund..........................................
U.S. Fixed-Income and Money Market Funds
     Montgomery Short Duration Government Bond Fund............................
     Montgomery Government Money Market Fund...................................
     Montgomery California Tax-Free Intermediate Bond Fund.....................
Portfolio Management...........................................................
Management Fees................................................................
Additional Investment Strategies and Related Risks.............................
     The Euro: Single European Currency........................................
     Defensive Investments.....................................................
     Portfolio Turnover........................................................
     Additional Benchmark Information..........................................
Financial Highlights...........................................................
Account Information............................................................
     What You Need To Know About Your Montgomery Account.......................
     Becoming a Montgomery Shareholder.........................................
     How Fund Shares Are Priced................................................
     Buying Additional Shares..................................................
     Exchanging Shares.........................................................

     Selling Shares............................................................
     Other Policies............................................................
     Tax Withholding Information...............................................
     After You Invest..........................................................


This prospectus contains important information about the investment objectives, strategies and risks of The MONTGOMERY Funds that you should know before you invest in them. Please read it carefully and keep it on hand for future reference.

Please be aware that The Montgomery Funds:

 o   Are not bank deposits

 o Are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC)

You should also know that you could lose money by investing in the Funds.

This prospectus describes only the Funds' Class P shares, which are sold only through financial intermediaries and financial professionals. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

Growth Fund | MNGFX


     Objective

      o  Long-term capital appreciation
     ---------------------------------------------------------------------------

Principal Strategy  [clipart]

Invests in U.S. growth companies.

Under normal conditions, the Fund may invest in the stocks of U.S. companies of any size, but invests at least 65% of its total assets in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion.


The Fund's strategy is to identify well-managed U.S. companies that are expected to increase their sales and corporate earnings on a sustained basis. The Fund leverages the strength of Montgomery's global research team, a centralized team of analysts and portfolio managers that support the firm's equity investment strategies through extensive, original, fundamental analysis. When evaluating investment opportunities, we favor companies that have a visible three-year growth plan, are reasonably valued relative to their peers, and demonstrate evidence of business momentum as a catalyst for growth and share price appreciation. The Fund seeks to be fully invested and well-diversified with high-quality holdings across a broad range of sectors.


Principal Risks   [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

                                                               U.S. EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

       97                 98               99
------------------- ----------------- ----------------
      23.49%             2.02%            20.46%

During the three-year period described above in the bar chart, the Fund's best quarter was Q2 1999 (+17.61%) and the worst quarter was Q3 1998 (-19.32%).

Growth Fund                                   20.46%             16.44%
S&P 500 Index                                 21.04%             26.39%+
--------------------------------------------------------------------------------
+ Calculated from 12/31/95                    1 Year           Inception
                                                               (1/12/96)

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -0.28%      Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               1.00%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               0.41%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.66%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $168          $522          $900            $1,958


                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                               Andrew Pratt, CFA
                                                   For more details see pages___

                                                        For financial highlights
                                                                    see page ___

Small Cap Fund | MNSCX


     Objective

      o   Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in rapidly growing U.S. small-cap companies.

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of U.S. companies whose shares have a total stock market value (market capitalization) of $2 billion or less at the time of purchase.


The Fund's portfolio managers follow a growth strategy to invest in potentially attractive small-cap companies that are at an early or transitional stage of their development. The managers look for companies that they believe can thrive even in adverse economic conditions. Specifically, they search for companies that they think have the potential to:

 o  Gain market share  within their  industries

 o  Deliver consistently high profits to shareholders

 o  Increase their corporate earnings each quarter

 o Provide solutions for current or impending problems in their respective industries or in society overall


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

The Fund's focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have more-limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

                                                               U.S. EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

     97            98          99
-------------- ----------- -----------
   23.27%        -8.19%      55.69%

During the three-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+47.36%) and the worst quarter was Q3 1998 (-32.44%).

Small Cap Fund                           55.69%                 17.45%
Russell 2000 Index                       21.26%                 12.84%+
-------------------------------------------------------------------------------
+ Calculated from 6/30/96                1 Year                Inception
                                                               (7/1/96)

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -2.76%      Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of the Fund.  Montgomery  does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               1.00%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               0.36%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.61%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $163          $507          $874            $1,904


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                  Stuart Roberts
                                                               Paul LaRocco, CFA
                                                               Cam Philpott, CFA
                                                               Charles Reed, CFA
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

Balanced Fund | MNAAX


     Objective

      o   High total return consisting of capital appreciation and income
     ---------------------------------------------------------------------------

Principal Strategy   [clipart]

Maintains a balanced allocation of stocks, bonds and money market securities.


The Fund's strategy is to maintain an exposure to stocks and bonds by investing in the following underlying Funds:

 o Montgomery Growth Fund - seeks long-term capital appreciation by investing in U.S. growth companies

 o Montgomery Total Return Bond Fund - seeks total return consisting of income and capital appreciation by investing in investment grade bonds

 o a Montgomery money market fund - seeks current income consistent with liquidity and capital preservation by investing in money market eligible U.S. government securities

The Fund's portfolio managers may also adjust the proportion of assets allotted to the underlying portfolios in response to changing market conditions. In doing so, the Fund's managers evaluate various market factors, including relative risk and return, to help determine what they believe is an optimal allocation among stocks, bonds and cash. The Fund's total equity exposure may range from 50 to 80% of its assets, and its bond exposure may range from 25 to 50% of its assets. It may invest up to 20% of its assets in a Montgomery money market fund, hold cash or cash equivalents and may invest directly in U.S. government securities. At times, the Fund may also invest a small portion of its assets in other Montgomery Funds to gain exposure to additional areas, such as the international markets.



Principal Risks   [clipart]

By investing a substantial portion of its assets in stock and bond mutual funds, the Fund may expose you to certain risks that could cause you to lose money. The value of the Fund's investments in the Montgomery Growth Fund, like investments in any stock fund, will fluctuate on a daily basis with movements in the stock market, as well as in response to the activities of the individual companies in which those Funds invest. The value of the Fund's investment in the Total Return Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. In addition, if the managers do not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous.

                                                               U.S. EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with commonly used indices for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        97                 98               99
------------------- ----------------- ----------------
      18.68%             6.03%            12.18%

During the three-year period described above in the bar chart, the Fund's best quarter was Q2 1997 (+11.37%) and the worst quarter was Q3 1998 (-6.38%).

Balanced Fund                            12.18%                   12.34%
S&P 500 Index                            21.04%                   26.39%+
Lehman Brothers Aggregate Bond
Index                                    -0.82%                    5.20%+
--------------------------------------------------------------------------------
+ Calculated from 12/31/95               1 Year                 Inception
                                                                (1/3/96)

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 3.20%       Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses   [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               0.00%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses
        Top Fund Expenses                                                                        0.62%
        Underlying Fund Expenses                                                                 1.17%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.04%
    Fee Reduction and/or Expense Reimbursement                                                   0.49%
Net Expenses                                                                                     1.55%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ In addition to the 0.87% total operating expenses of the Fund, a shareholder also indirectly bears the Fund's pro rata share of the fees and expenses incurred by each underlying Fund. The total expense ratio before reimbursement, including indirect expenses for the fiscal year ended June 30, 2000, was 2.04%, calculated based on the Fund's total operating expense ratio (0.62%) plus a weighted average of the expense ratios of its underlying Funds (1.17%) plus a 12b-1 fee of (0.25%). Montgomery has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.55% (including the expenses of the underlying Funds). This contract has a rolling 10-year term.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $160          $488          $843            $1,839


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                         Portfolio managers from
                                                            each underlying Fund
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

International Growth Fund | MNIGX


     Objective

      o   Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in medium- and large-cap companies in developed markets outside the U.S.

Under normal conditions, the Fund invests at least 65% of its total assets in the common stocks of companies outside the U.S. whose shares have a stock market value (market capitalization) of more than $1 billion. The Fund currently concentrates its investments in the stock markets of western Europe, particularly France, Germany, Italy, the Netherlands and the United Kingdom, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the U.S., with no more than 40% of its assets in any one country.


The Fund's portfolio managers seek well-managed companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. From these prospective investments, the managers favor companies that they consider to be under- or reasonably valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.


Principal Risks  [clipart]


By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. The Fund's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.


By investing primarily in foreign stocks, the Fund may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                                                          INTERNATIONAL & GLOBAL
                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        97                 98               99
------------------- ----------------- ----------------
      9.84%              28.65%           26.02%

During the three-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+29.17%) and the worst quarter was Q3 1998 (-17.24%).

International Growth Fund                26.02%                 21.67%
MSCI EAFE Index++                        27.30%                 13.95%+
------------------------------------------------------------------------------
+ Calculated from 2/29/96                1 Year               Inception
                                                              (3/12/96)
++ See page __ for a description of this index.

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -17.77%     Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses   [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of the Fund.  Montgomery  does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.10%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               0.82%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.17%
    Fee Reduction and/or Expense Reimbursement                                                   0.12%
Net Expenses                                                                                     2.05%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $207          $641         $1,100           $2,369

                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                 John Boich, CFA
                                                               Oscar Castro, CFA
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Global 20 Portfolio | MNSFX


     Objective

      o   Long-term capital appreciation
     ---------------------------------------------------------------------------


Principal Strategy  [clipart]

Invests in a concentrated portfolio of companies in the U.S. and abroad.


The Fund normally concentrates its investments in 20 to 30 companies, but generally not fewer than 20. In identifying investment opportunities, the Fund may select companies in the United States or in any developed foreign and emerging markets. The Fund will limit its investment in any one country to no more than 40% of its assets, or no more than two times the country's percentage weighting in the benchmark MSCI World Index - whichever is greater. (The MSCI World Index is described on page __). The Fund's investments in U.S. companies, however, are not subject to these limits.

The Fund's portfolio managers seek well-managed companies of any size that they believe will be able to increase their corporate sales and earnings on a sustained basis. From these prospective investments, the managers favor companies that they consider under- or reasonably valued relative to their long-term prospects. The managers also favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. The Fund's portfolio managers and analysts frequently travel to the countries where the Fund invests or may invest to gain firsthand insight into the economic, political and social trends affecting investments in those countries.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Because the Fund is a non-diversified mutual fund, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

Because the Fund may invest up to 30% of its assets in any one developing country, it may be exposed to additional risks. Foreign and emerging markets tend to be more volatile than the U.S. due to economic and political instability and regulatory conditions. This risk is heightened in emerging markets, because of their relative economic and political immaturity and, in many instances, dependence on only a few industries. They also tend to be less liquid and more volatile and offer less regulatory protection for investors. Also, many of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

                                                          INTERNATIONAL & GLOBAL
                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]
        97                 98               99
------------------- ----------------- ----------------
      27.53%             9.16%            43.80%

During the three-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+30.40%) and the worst quarter was Q3 1998 (-17.40%).

Global 20 Portfolio                      43.80%                   26.22%
MSCI World Index++                       25.34%                   20.77%+
--------------------------------------------------------------------------------
+ Calculated from 11/30/96               1 Year                 Inception
                                                               (12/12/96)

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -13.19%     Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------
++See page __ for a description of this index.


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.25%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               1.47%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.97%
    Fee Reduction and/or Expense Reimbursement                                                   0.03%
Net Expenses                                                                                     2.94%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 2.05%. This contract has a rolling 10-year term.


Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $296          $907         $1,543           $3,243


                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                 John Boich, CFA
                                                               Oscar Castro, CFA
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

Emerging Markets Fund | MNEMX


     Objective

      o   Long-term capital appreciation
     ---------------------------------------------------------------------------

Principal Strategy  [clipart]

Invests in companies based or operating primarily in developing economies throughout the world.

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of companies of any size and based in the world's developing economies. The Fund typically maintains investments in at least six countries at all times, with no more than 35% of its assets in any single one of them. These may include:


 o Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

 o Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

 o Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

 o   The Middle East: Israel and Jordan

 o Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.


Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                                                          INTERNATIONAL & GLOBAL
                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        97                 98               99
------------------- ----------------- ----------------
      -3.83%            -38.89%           62.76%

During the three-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+35.89%) and the worst quarter was Q3 1998 (-25.15%).

Emerging Markets Fund                           62.76%                1.36%
MSCI Emerging Markets Free Index++              66.41%                2.64%+
--------------------------------------------------------------------------------
+ Calculated from 2/28/96                       1 Year              Inception
                                                                    (3/12/96)
++See page __ for a description of this index.

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: -18.50%     Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of the Fund.  Montgomery  does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.19%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               1.30%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.74%
    Fee Reduction and/or Expense Reimbursement                                                   0.16%
Net Expenses                                                                                     2.58%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 2.15%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $260          $800         $1,366           $2,900


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                          Josephine Jimenez, CFA
                                                                    Frank Chiang
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

Short Duration Government Bond Fund | MNSGX


     Objective

      o   Current income consistent with capital preservation
     ---------------------------------------------------------------------------

Principal Strategy  [clipart]

Invests in short-term U.S. government securities.


Under normal conditions, the Fund invests at least 65% of its total assets in short-term U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae").


The Fund may purchase bonds of any maturity, but generally the portfolio's overall effective duration is less than that of a three-year U.S. Treasury note. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low duration means that its value is less sensitive to changes in interest rates, and a bond with a high duration means that its value is more sensitive to changes in interest rates. The Fund invests in bonds that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.



Principal Risks  [clipart]


By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery Short Duration Government Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds will behave largely the same way. The Fund's investments in mortgage-related debt securities may expose it to prepayment risks when interest rates fall because the portfolio managers may have to reinvest the prepayment proceeds at lower interest rates than those of its previous investments. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Montgomery Short Duration Government Bond Fund is not a money market fund.

                                                       U.S. FIXED-INCOME & MONEY
                                                                    MARKET FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        97                 98               99
------------------- ----------------- ----------------
      6.18%              7.48%             2.31%

During the three-year period described above in the bar chart, the Fund's best quarter was Q3 1998 (+3.14%) and the worst quarter was Q2 1999 (+0.29%).

Short Duration Gov't Bond Fund                       2.31%               5.53%
Lehman Brothers Gov't.
Bond 1-3 Year Index                                  2.97%               5.52%+
--------------------------------------------------------------------------------
+ Calculated from 2/29/96                           1 Year             Inception
                                                                       (3/12/96)

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 5.04%       Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge  shareholders  for  exchanging  shares or reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               0.50%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               1.11%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.86%
    Fee Reduction and/or Expense Reimbursement                                                   0.50%
Net Expenses                                                                                     1.36%**

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.85%. This contract has a rolling 10-year term. Net expenses (including interest and taxes) actually paid by shareholders because of additional voluntary reductions by the manager were 1.36%.

** Montgomery Asset Management enters into certain transactions that are expected to increase the net income yield of the Fund (such as reverse repurchase agreement transactions). These transactions also generate interest charges, however, which are reflected in the expense ratio above. The interest charges generated for the period presented were 0.48%. The operating expense ratio excluding these interest charges is 0.88%.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $138          $430          $743            $1,629


                                                             [clipart] [sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                                  Marie Chandoha
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

Government Money Market Fund | MNGXX


     Objective

      o   Current income consistent with liquidity and capital preservation
     ---------------------------------------------------------------------------


Principal Strategy   [clipart]

Invests in money market eligible U.S. government securities.


Under normal conditions, the Fund invests at least 65% of its total assets in short-term U.S. government securities, which may include bills, notes and bonds issued by government agencies such as the Federal Home Loan Bank, Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"), in repurchase agreements for U.S. government securities and in similar money market funds.

The Fund invests in short-term U.S. government securities that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.


Principal Risks   [clipart]

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in The Montgomery Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency.

                                                       U.S. FIXED-INCOME & MONEY
                                                                    MARKET FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        97                 98               99
------------------- ----------------- ----------------
      4.89%              4.87%             4.58%

During the three-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+1.25%) and the worst quarter was Q3 1998 (+0.86%).

Gov't Money Market Fund                        4.58%                 4.79%
Lipper U.S. Gov't Money
Market Fund Average                            4.46%                 4.79%+
--------------------------------------------------------------------------------
+ Calculated from 2/28/96                      1 Year              Inception
                                                                   (3/12/96)

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 4.27%       Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------

                      Seven-Day Yield as of 6/30/00: 6.22%
--------------------------------------------------------------------------------
            Call 800.572.FUND [3863] between 6:00 A.M. and 4:00 P.M.
                       Pacific time for the current yield.


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge  shareholders  for  exchanging  shares or reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               0.31%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               0.16%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             0.72%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $73          $230          $400             $892


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                   see pages ___

California Tax-Free Intermediate Bond Fund | MNCTX


This Fund is intended for California residents only


     Objective

      o High current income exempt from federal and California state personal income taxes
     ---------------------------------------------------------------------------


Principal Strategy   [clipart]

Invests in intermediate-maturity California municipal bonds.


Under normal conditions, the Fund invests at least 80% of its net assets in intermediate-term, investment-grade California municipal bonds, the interest from which is exempt from federal and California personal income taxes and the alternative minimum tax. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time, the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to investment-grade bonds.

The Fund may purchase bonds of any maturity, but generally the portfolio's average dollar-weighted maturity ranges from five to 10 years. The Fund's portfolio manager invests in California municipal bonds that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity. Although the Fund concentrates its assets in California municipal bonds, the portfolio manager strives to diversify the portfolio across sectors and issuers within that market. The portfolio manager has historically invested more of the Fund's assets in better-quality investment-grade securities than lower-quality investment-grade securities.


Principal Risks   [clipart]

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery California Tax-Free Intermediate Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds, will behave largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute principal stability. The Montgomery California Tax-Free Intermediate Bond Fund is not a money market fund.

The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states. The Fund's objective is to provide income exempt from federal and California state personal income taxes, but some of its income may be subject to the alternative minimum tax.

                                                       U.S. FIXED-INCOME & MONEY
                                                                    MARKET FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        94                 95               96                97               98                99
------------------- ----------------- ---------------- ----------------- ---------------- -----------------
      0.05%              11.41%            4.51%            7.50%             6.06%            -1.24%

During the six-year period described above in the bar chart, the Fund's best quarter was Q3 1998 (+3.59%) and the worst quarter was Q2 1999 (-2.02%).

CA Tax-Free Int. Bond Fund          -1.24%            5.57%            4.63%
Merrill Lynch CA Intermediate
Municipal Bond Index                 0.27%            5.77%            4.27%+
--------------------------------------------------------------------------------
+ Calculated from 6/30/93           1 Year           5 Years         Inception
                                                                      (7/1/93)++

--------------------------------------------------------------------------------
2000 Return Through 9/30/00: 6.32%       Average Annual Returns Through 12/31/99
--------------------------------------------------------------------------------

++ Represents the inception date of another class of shares of the Fund not subject to the Class P Rule 12b-1 fee.


Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge  shareholders  for  exchanging  shares or reinvesting dividends.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               0.50%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses#                                                                              0.44%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.19%
    Fee Reduction and/or Expense Reimbursement                                                   0.24%
Net Expenses                                                                                     0.95%

* $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.95%. This contract has a rolling 10-year term.

# Based on actual other expenses of another class of shares of the Fund not subject to the Class P Rule 12b-1 fee.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $97          $302          $524            $1,163


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                 William Stevens
                                                   For more details see page ___

                                                        For financial highlights
                                                                    see page ___

PORTFOLIO MANAGEMENT



The investment manager of The Montgomery Funds is Montgomery Asset Management, LLC. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 2000, Montgomery Asset Management managed approximately $5 billion on behalf of some 184,000 investors in The Montgomery Funds.


U.S. Equity Funds

[photo] PAUL LAROCCO, CFA, Portfolio Manager

o Montgomery Small Cap Fund

Mr. LaRocco joined Montgomery in 2000, co-managing the Montgomery Small Cap Fund. From 1998 to 2000, he was a senior portfolio manager at Founders Asset Management, with responsibility for several large- and mid-cap growth funds. Prior to that he was a portfolio manager for a number of small- and mid-cap funds at Oppenheimer Funds from 1993 to 1998. Mr. LaRocco holds a Master of Business Administration degree in Finance from the University of Chicago Graduate School of Business and has a Bachelor of Science degree in Physiological Psychology and a Bachelor of Arts degree in Biological Sciences from the University of California, Santa Barbara. He is a Chartered Financial Analyst.


[photo] JEROME "CAM" PHILPOTT, CFA, Portfolio Manager and Principal

o Montgomery Small Cap Fund

Mr. Philpott joined Montgomery in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Small Cap Fund since 1996. Prior to Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company, where he focused on the consumer and telecommunications industries. Prior to that he worked as a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott holds a Master of Business Administration degree from the Darden School at the University of Virginia and a Bachelor of Arts degree in Economics from Washington and Lee University. He is a Chartered Financial Analyst.

[photo] ANDREW PRATT, CFA, Portfolio Manager and Principal

o Montgomery Growth Fund

o Montgomery Balanced Fund

Mr. Pratt joined Montgomery in 1993 as part of the Growth Equity team, responsible for managing the Montgomery Growth Fund. In 2000 he became portfolio manager of the Growth Fund and co-manager of the Balanced Fund. In addition, he has been managing U.S. equity portfolios for institutional clients. Prior to joining Montgomery, Mr. Pratt was with Hewlett-Packard as an equity analyst covering a variety of industry groups. While at HP he also managed a portfolio of small-cap technology companies and researched private placement and venture capital investments. Mr. Pratt holds a Bachelor of Business Administration degree from the University of Wisconsin and a Master of Science degree in Finance from Boston College. He is a Chartered Financial Analyst.

[photo] CHARLES I. REED, CFA, Portfolio Manager

o Montgomery Small Cap Fund

Mr. Reed joined Montgomery in 1997 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Small Cap Fund since 2000. From 1995 to 1997, he was an equity analyst for Berger Associates, Inc., where he conducted research on publicly traded companies, performed fundamental analysis of data networking companies, and developed and maintained financial models on companies within the financial telecommunications and temporary staffing industries. From 1992 to 1995, Mr. Reed worked as a project manager for Lipper Analytical Services, Inc., performing mutual fund analysis on performance and expenses. He received a Bachelor of Science degree in Finance from Colorado State

University and a Master of Science degree in Finance with an emphasis in Financial Analysis from the University of Colorado. Mr. Reed is a Chartered Financial Analyst.

[photo] STUART ROBERTS, Senior Portfolio Manager and Principal

o Montgomery Small Cap Fund

Mr. Roberts has been managing the Montgomery Small Cap Fund since its inception in 1996 and has specialized in small-cap growth investing since 1983. Prior to joining Montgomery, he was vice president and portfolio manager at Founders Asset Management, where he was responsible for managing three separate growth-oriented small-cap mutual funds. Before joining Founders, Mr. Roberts managed a health-care sector mutual fund as portfolio manager at Financial Programs, Inc. He holds a Master of Business Administration degree from the University of Colorado and a Bachelor of Arts degree in Economics and History from Bowdoin College.


International and Global Equity Funds

[photo] JOHN BOICH, CFA, Senior Portfolio Manager and Principal

o Montgomery International Growth Fund

o Montgomery Global 20 Portfolio

Mr. Boich has co-managed the International Growth Fund since its launch in 1996 and the Global 20 Portfolio since 2000. Previously, Mr. Boich was vice president and portfolio manager at The Boston Company Institutional Investors, Inc., responsible for the development and subsequent management of its flagship international equity product. Prior to that he was a founder and co-manager of the Common Goal World Fund, a global equity partnership. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst.

[photo] OSCAR CASTRO, CFA, Senior Portfolio Manager and Principal

o Montgomery International Growth Fund

o Montgomery Global 20 Portfolio

Mr. Castro has co-managed the International Growth Fund since its inception in 1996 and the Global 20 Portfolio since 2000. Prior to joining Montgomery, Mr. Castro was vice president and portfolio manager at G.T. Capital Management, where he helped launch and manage mutual funds specializing in global telecommunications and Latin America. Prior to that he was a founder and co-manager of the Common Goal World Fund, a global equity partnership. Mr. Castro holds a master of Business Administration degree in Finance from Drexel University in Pennsylvania and a Bachelor of Science degree in Chemical Engineering from Simon Bolivar University in Venezuela. He is a Chartered Financial Analyst.

[photo] FRANK CHIANG, Portfolio Manager and Principal

o Montgomery Emerging Markets Fund

Mr. Chiang joined Montgomery in 1996, co-managing the Montgomery Emerging Markets Fund since its inception. From 1993 to 1996, he was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian Equity strategy. Prior to that he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. Mr. Chiang has a Bachelor of Science degree in Physics and Mathematics from McGill University in Montreal, Canada, and a Master of Business Administration and Finance degree from New York University. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese.

[photo] JOSEPHINE JIMENEZ, CFA, Senior Portfolio Manager and Principal

o Montgomery Emerging Markets Fund

Ms. Jimenez joined Montgomery in 1991 to launch the firm's emerging markets discipline and has managed the Montgomery Emerging Markets Fund since it launched in 1996. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. She received a Master of Science degree from the Massachusetts Institute of Technology and a Bachelor of Science degree from New York University. She is a Chartered Financial Analyst.


U.S. Fixed-Income and Money Market Funds

[photo] MARIE CHANDOHA, Portfolio Manager and Principal

o Montgomery Short Duration Government Bond Fund

Ms. Chandoha joined Montgomery in 1999 as portfolio manager of the Montgomery Short Duration Government Bond Fund. She began her investment career in 1983. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a Bachelor of Arts degree in Economics.

[photo] WILLIAM STEVENS, Senior Portfolio Manager and Principal

o Montgomery Fixed-Income Funds

o Montgomery Balanced Fund

Mr. Stevens began his investment career in 1984 and has directed Montgomery's U.S. Fixed-Income team since joining the firm in 1992, managing all Fixed-Income Funds since their inceptions. He has also managed the Balanced Fund since its launch in 1996. Prior to Montgomery he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he had headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a Master of Business Administration degree from the Harvard Business School and is a Phi Beta Kappa graduate of Wesleyan University.


Management Fees and Operating Expense Limits

The table below shows the management fee rate actually paid to Montgomery  Asset
Management over the past fiscal year and the contractual limits on total operating expenses for each Fund. The management fee amounts shown may vary from year to year, depending on actual expenses. Actual fee rates may be greater than contractual rates to the extent Montgomery recouped previously deferred fees during the fiscal year.



                                                                                                 LOWER OF TOTAL
                                                                          MANAGEMENT            EXPENSE LIMIT OR
                                                                             FEES             ACTUAL TOTAL EXPENSES
MONTGOMERY FUND                                                          (annual rate)            (annual rate)
-----------------------------------------------------------------------------------------------------------------
U.S. Equity Funds
     Montgomery Growth Fund                                                  1.00%                    1.66%
     Montgomery Small Cap Fund                                               0.99%                    1.61%
     Montgomery Balanced Fund                                                0.00%                    1.55%

                                                        25


                                                                                                 LOWER OF TOTAL
                                                                          MANAGEMENT            EXPENSE LIMIT OR
                                                                             FEES             ACTUAL TOTAL EXPENSES
MONTGOMERY FUND                                                          (annual rate)            (annual rate)
-----------------------------------------------------------------------------------------------------------------

International and Global Equity Funds
     Montgomery International Growth Fund                                    1.05%                    1.90%
     Montgomery Global 20 Portfolio                                          1.22%                    2.01%
     Montgomery Emerging Markets Fund                                        1.15%                    2.15%

U.S. Fixed-Income and Money Market Funds
     Montgomery Short Duration Government Bond Fund                          0.27%                    0.85%
     Montgomery Government Money Market Fund                                 0.31%                    0.72%
     Montgomery California Tax-Free Intermediate Bond Fund                   0.40%                    0.95%

Additional Investment Strategies and Related Risks

The Euro: Single European Currency

Investors in the International and Global Equity Funds should note the following: On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the 15 EU members have begun to convert their currencies to the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.


The introduction of the euro has occurred, but the following uncertainties will continue to exist for some time:


     o Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably

     o The applicable conversion rate for contracts stated in the national currency of an EU member

     o How clearing and settlement systems needed to process transactions reliably will work

     o What the effects of the euro on European financial and commercial markets will be

     o   How new legislation and regulations will affect euro-related issues


These and other factors could cause market disruptions and affect the value of your shares in a Fund that invests in companies conducting business in Europe. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.


Defensive Investments

At the discretion of its portfolio manager(s), each Montgomery Fund may invest up to 100% of its assets in cash for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such an unlikely stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.


Portfolio Turnover

The  Funds'  portfolio  managers  will sell a security  when they  believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. The following Montgomery Funds that invest in stocks will typically have annual turnover in excess of that rate because of their portfolio managers' investment styles: Growth, Small Cap, International Growth, and Balanced Funds and Global 20 Portfolio. See "Financial Highlights," beginning on page __, for each Fund's historical portfolio turnover.

Additional Benchmark Information


         o The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Yankee Bond Index (all U.S.
         dollar-denominated, SEC-registered, fixed- rate debt issued or guaranteed by foreign governments, municipalities, government agencies or international agencies). Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


         o The Morgan Stanley Capital International (MSCI) World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.

         o  The   MSCI   Emerging   Markets   Free   Index   is  an   unmanaged,
         capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

         o The MSCI Europe, Australasia and Far East (EAFE) Index, a capitalization-weighted index, is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.


         o The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

         o The Standard & Poor's (S&P) 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

                                                            FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' performance for the periods shown.

The following selected per-share data and ratios for the periods ended June 30, 2000, June 30, 1999, and June 30, 1998, were audited by PricewaterhouseCoopers LLP. Their August 18, 2000, August 18, 1999, and August 14, 1998, reports appear in the 2000, 1999 and 1998 Annual Reports of the Funds. Information for the periods ended June 30, 1991 through June 30, 1997, was audited by other independent accountants, whose report is not included here.

The financial information for periods indicated with the note "R" relates to another class of shares of the California Tax-Free Intermediate Bond Fund not subject to the Class P Rule 12b-1 fees.

The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).

[table]
                                                                 U.S. Equity Funds
                                                                                         Growth Fund
                                                                                 Fiscal Year Ended June 30,
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:            2000##       1999##       1998##       1997##       1996(a)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period                             $24.51       $23.77       $23.12       $21.94        $19.22

  Net investment income/(loss)                                     (0.07)        0.04         0.11         0.09          0.03

  Net realized and unrealized gain/(loss)
  on investments                                                   (0.07)        2.31         3.55         3.96          2.69

  Net increase/(decrease) in net assets
  resulting from investment operations                             (0.14)        2.35         3.66         4.05          2.72

  Distributions:
    Dividends from net investment income                           (0.10)       (0.04)       (0.09)       (0.10)       --
    Distribution from net realized capital gains                   (3.01)       (1.57)       (2.92)       (2.77)       --
    Distribution in excess of net realized capital gains          --           --            --           --           --

  Total distributions                                              (3.11)       (1.61)       (3.01)       (2.87)          --

  Net asset value - End of period                                 $21.26       $24.51       $23.77       $23.12        $21.94
================================================================================================================================
  Total return**                                                    0.01%       11.62%       17.09%       20.41%        14.15%


Ratios to average net assets/supplemental data

  Net assets, end of period (in 000s)                             $1,639         $219         $198         $212           $82

  Ratio of net investment income/(loss) to average
  net assets                                                       (0.32)%       0.21%        0.46%        0.44%         0.53%+

  Net investment income/(loss) before deferral
  of fees by Manager                                              $(0.07)       $0.04        $0.11        --           --

  Portfolio turnover rate                                             79%          39%          54%          61%          118%

  Expense ratio including interest and tax expense                  1.66%        1.63%        1.45%        1.52%         1.60%+

  Expense ratio before deferral of fees by
  Manager including interest and tax expenses                       1.66%        1.63%        1.45%       --           --

  Expense ratio excluding interest and tax expense                  1.63%        1.60%        1.44%       --           --


(a)  The Growth Fund's Class P shares commenced operations on January 12, 1996.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                            U.S. Equity Funds

                                                      Small Cap Fund                                  Balanced Fund
                                                Fiscal Year Ended June 30,                      Fiscal Year Ended June 30,
SELECTED PER-SHARE DATA FOR THE YEAR OR
PERIOD ENDED:                               2000    1999##     1998##    1997(b)   2000      1999##     1998++    1997##    1996(c)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value - Beginning of period    $16.35    $20.53    $19.48     $21.73    $16.74      $19.11    $19.89    $19.33     $17.86

  Net investment income/(loss)            (0.28)    (0.21)    (0.20)     (0.10)     0.58        0.44      1.62      0.43       0.09

  Net realized and unrealized
  gain/(loss)
  on investments                           5.78     (1.20)     4.22       1.13     (0.31)       1.17      1.01      2.13       1.38

  Net increase/(decrease) in net assets
  resulting from investment operations     5.50     (1.41)     4.02       1.03      0.27        1.61      2.63      2.56       1.47

  Distributions:
   Dividends from net investment income   --          --        --       --        (0.58)      (0.89)    (0.84)    (0.34)     --
   Dividends in excess of net investment
   income                                 --          --        --       --        --         --       (0.74)      --         --
   Distributions from net realized
   capital gains                          (0.00)#   (2.07)    (2.97)     (3.28)    (0.31)      (1.68)    (1.83)    (1.66)     --
   Distributions in excess of net
   realized capital gains                 --        (0.70)      --       --         (0.13)     (1.41)        --    --         --

  Total distributions                     (0.00)#   (2.77)    (2.97)     (3.28)    (1.02)      (3.98)    (3.41)    (2.00)     --

  Net asset value - End of period        $21.85    $16.35    $20.53     $19.48    $15.99      $16.74    $19.11    $19.89     $19.33
====================================================================================================================================

  Total return**                          33.95%    (4.39)%   22.44%      5.74%     1.53%      11.15%    14.53%    14.35%      8.23%


Ratios to average net
assets/supplemental data

  Net assets, end of period (in 000s)     $27,927   $20,606   $21,548    $6,656     $2,803      $56        $71       $74        $43

  Ratio of net investment income/(loss)
  to average net assets                   (1.40)%   (1.35)%   (0.95)%  (1.03)%+    0.27%        2.68%     2.85%     2.30%     1.60%+

  Net investment income/(loss) before
  deferral of fees by Manager            $(0.28)   $(0.21)    $(0.20)    --        $0.09       $0.41     $1.59     $0.42      $0.08
  Portfolio turnover rate                 93%       71%       69%        59%       35%        36%        84%       169%        226%

  Expense ratio including interest and
  tax expense                              1.61%     1.57%     1.49%   1.45%+      0.40%        0.50%     0.51%     1.68%    1.67%+

  Expense ratio before deferral of fees
  by Manager, including interest and
  tax expense                              1.61%     1.57%     1.49%     --        0.87%        0.71%     0.56%     1.74%    1.80%+

  Expense ratio excluding interest and
  tax expense                              1.61%     1.57%     1.49%     --        0.40%        0.50%     0.50%     1.56%    1.55%+


(b)  The Small Cap Fund's Class P shares commenced operations on July 1, 1996.

(c)  The Balanced Fund's Class P shares commenced operations on January 3, 1996.

**   Total return represents aggregate total for the periods indicated.

++ The Fund converted to a fund of funds structure effective July 1, 1998. Expense ratios prior to that date do not reflect expenses borne indirectly.

+    Annualized.

#    Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                      International and Global Equity Funds

                                                                         International Growth Fund
                                                                        Fiscal Year Ended June 30,
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD
ENDED:                                                2000##         1999         1998##        1997##       1996 (d)
-------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period                  $18.92        $18.64      $16.22        $15.31        $13.66

  Net investment income/(loss)                          (0.25)         0.12       (0.01)         0.05          0.00#

  Net realized and unrealized gain/(loss) on
  investments                                            2.29          0.26        3.50          2.54          1.65

  Net increase/(decrease) in net assets resulting
  from investment operations                             2.04          0.38        3.49          2.59          1.65

  Distributions:
    Dividends from net investment income                --            --            --            --            --
    Dividends in excess of net investment income        --            --           0.00#          --            --
    Distributions from net realized capital gains       (0.39)        (0.10)      (1.07)        (1.68)          --
    Distributions in excess of net realized
    capital gains                                       --            --            --            --            --

  Total distributions                                   (0.39)        (0.10)      (1.07)        (1.68)          --

  Net asset value - End of period                      $20.57        $18.92      $18.64        $16.22        $15.31
=========================================================================================================================
  Total return**                                        10.67%         2.18%      23.03%        19.13%        12.08%


Ratios to average net assets/supplemental data

  Net assets, end of period (in 000s)                  $9,352        $2,352          $5            $5            $1

  Ratio of net investment income/(loss) to
  average net assets                                    (1.15)%        0.16%      (0.03)%        0.32%         0.01%+

  Net investment income/(loss) before deferral of
  fees by Manager                                      $(0.27)        $0.12      $(0.08)       $(0.06)       $(0.05)

  Portfolio turnover rate                                 207%          150%        127%           95%          239%

  Expense ratio including interest and tax expense       2.05%         1.91%       1.91%         --             --

  Expense ratio before deferral of fees by
  Manager, including interest and tax expense            2.17%         1.99%       2.38%         2.62%         3.16%+

  Expense ratio excluding interest and tax expense       1.90%         1.90%       1.90%         1.91%         1.90%+


(d) The International Growth Fund's Class P shares commenced operations on March 11, 1996.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

#    Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                      International and Global Equity Funds

                                                                                 Emerging Markets Fund
                                                                              Fiscal Year Ended June 30,
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:        2000##         1999          1998         1997         1996(e)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period                        $10.05          $9.74       $16.77       $14.19        $12.62

  Net investment income/(loss)                                (0.20)          0.00#        0.03         0.06          0.01

  Net realized and unrealized gain/(loss)
  on investments                                               1.94           0.31        (6.61)        2.58          1.56

  Net increase/(decrease) in net assets
  resulting from investment operations                         1.74           0.31        (6.58)        2.64          1.57

  Distributions:
    Dividends from net investment income                      --             --           (0.12)       (0.06)         --
    Dividends in excess of net investment income              --             --           --            --            --
    Distributions from net realized capital gains             --             --           (0.33)        --            --
    Distributions in excess of net realized capital
    gains                                                     --             --           _             --            --

  Total distributions                                         --             --           (0.45)       (0.06)         --

  Net asset value - End of period                            $11.79         $10.05        $9.74       $16.77        $14.19
===============================================================================================================================
                                                              17.43%          3.08%      (39.75)%      18.62%        12.44%
  Total return**


Ratios to average net assets/supplemental data

  Net assets, end of period (in 000s)                        $6,531           $520         $413         $607            $2

  Ratio of net investment income/(loss) to average
  net assets                                                  (1.72)%        (0.24)%       0.30%        0.23%         0.33%+

  Net investment income/(loss) before deferral
  of fees by Manager                                         $(0.21)         $0.01        $0.03         --           --

  Portfolio turnover rate                                       113%            86%          97%          83%          110%

  Expense ratio including interest and tax expense             2.58%          2.30%        1.90%        --           --

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                 2.74%          2.40%        1.90%        --           --

  Expense ratio excluding interest and tax expense             2.19%          2.15%        1.85%        1.92%         1.97%+


(e) The Emerging Markets Fund's Class P shares commenced operations on March 12, 1996.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

#    Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                      International and Global Equity Funds

                                                                                 Global 20 Portfolio
                                                                              Fiscal Year Ended June 30,
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:          2000##          1999##           1998##          1997(f)
----------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period                           $21.83           $20.68          $19.98           $15.89

  Net investment income/(loss)                                   (0.47)           (0.14)           0.09            (0.02)

  Net realized and unrealized gain/(loss)
  on investments                                                  4.10             2.64            2.46             4.11

  Net increase/(decrease) in net assets
  resulting from investment operations                            3.63             2.50            2.55             4.09

  Distributions:
    Dividends from net investment income                          --              (0.21)           --               --
    Dividends in excess of net investment income                  --              (0.09)           --               --
    Distributions from net realized capital gains                (3.11)           (1.05)          (1.85)            --
    Distributions in excess of net realized capital gains         --               --              --               --
    Distributions from capital                                    --               --              --               --

  Total distributions                                            (3.11)           (1.35)          (1.85)            --

  Net asset value - End of period                               $22.35           $21.83          $20.68           $19.98
============================================================================================================================
  Total return**                                                 16.91%           13.46%          14.12%           25.74%


Ratios to average net assets/supplemental data

  Net assets, end of period (in 000s)                              $20              $55             $52               $9

  Ratio of net investment income/(loss) to average
  net assets                                                     (1.99)%         (0.72)%          0.34%           (0.21)%+

  Net investment income/(loss) before deferral
  of fees by Manager                                            $(0.66)          $(0.14)          $0.09           $(0.03)

  Portfolio turnover rate                                          181%             115%            151%             158%

  Expense ratio including interest and tax expense                2.94%            2.01%           2.06%              _

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                    2.97%            2.01%           2.06%            2.17%+

  Expense ratio excluding interest and tax expense                2.01%            1.98%           2.05%            2.07%+


(f) The Global 20 Portfolio's Class P shares commenced operations on December 12, 1996.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                          U.S. Fixed-Income and Money Market Funds

                                                                      Short Duration Government Bond Fund
                                                                          Fiscal Year Ended June 30,
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:     2000          1999         1998         1997##       1996(g)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period                    $10.03         $10.15       $9.99         $9.92         $9.98

  Net investment income/(loss)                             0.56           0.41        0.61          0.59          0.16

  Net realized and unrealized gain/(loss)
  on investments                                          (0.15)         (0.06)       0.12          0.06         (0.05)

  Net increase/(decrease) in net assets
  resulting from investment operations                     0.41           0.35        0.73          0.65          0.11

  Distributions:
    Dividends from net investment income                  (0.54)         (0.41)      (0.57)        (0.58)        (0.17)
    Dividends in excess of net investment income          (0.02)         (0.01)       --           (0.00)#         --
    Distributions from net realized capital gains          --             --          --           --              --
    Distributions in excess of net realized capital
    gains                                                  --            (0.05)       --           --              --
    Distributions from capital                             --             --          --           --              --

  Total distributions                                     (0.56)         (0.47)      (0.57)        (0.58)        (0.17)

  Net asset value - End of period                         $9.88         $10.03      $10.15         $9.99         $9.92
==========================================================================================================================
                                                           4.18%          4.47%       7.34%         6.69%         1.12%
  Total return**


Ratios to average net assets/supplemental data

  Net assets, end of period (in 000s)                    $4,087          $3,887         $3            $0            $1

  Ratio of net investment income/(loss) to average
  net assets                                               5.60%         4.96%        5.58%         5.62%         5.63%+

  Net investment income/(loss) before deferral
  of fees by Manager                                      $0.54         $0.37        $0.55         $0.54         $0.14

  Portfolio turnover rate                                   188%          199%         502%          451%          350%

  Expense ratio including interest and tax expense         1.36%         1.60%        1.40%         1.80%         1.80%+

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses             1.86%         2.10%        1.98%         2.30%         2.56%+

  Expense ratio excluding interest and tax expense         0.88%         0.87%        0.53%         0.85%         0.85%+


(g) The Short Duration Government Bond Fund's Class P shares commenced operations on March 11, 1996.

#    Amount represents less than $0.01 per share.

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                          U.S. Fixed-Income and Money Market Funds

                                                                         Government Money Market Fund
                                                                         Fiscal Year Ended June 30,
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:     2000         1999          1998         1997       1995(h)
------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period                      $1.00        $1.00         $1.00        $1.00        $1.00

  Net investment income/(loss)                             0.051         0.045         0.049        0.048        0.014

  Net realized and unrealized gain/(loss)
  on investments                                           0.000ss.      0.000ss.      0.000ss.     0.000ss.     0.000ss.

  Net increase/(decrease) in net assets resulting
  from investment operations                               0.051         0.045         0.049        0.048        0.014

  Distributions:
    Dividends from net investment income                  (0.051)       (0.045)       (0.049)      (0.048)      (0.014)
    Dividends in excess of net investment income           --            --           --           --           --
    Distributions from net realized capital gains          --            --           --           --           --

  Total distributions                                     (0.051)      $(0.045)       (0.049)      (0.048)  (0.014)

  Net asset value - End of period                          $1.00        $1.00         $1.00        $1.00        $1.00
========================================================================================================================
  Total return**                                            5.19%        4.54%         5.00%        4.88%        1.38%


Ratios to average net assets/supplemental data

  Net assets, end of period (in 000s)                     $8,653         $1           --           --           $1

  Ratio of net investment income/(loss) to average
  net assets                                                5.53%        4.52%         4.90%        4.68%        4.91%+

  Net investment income/(loss) before deferral of
  fees by Manager                                          $0.051       $0.045        $0.049       $0.048       $0.013

  Portfolio turnover rate                                   5.53%                                  --           --

  Expense ratio including interest and tax expense          0.72%        0.75%         0.78%       --           --

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses              0.72%        0.75%         0.73%        0.87%        0.99%+

  Expense ratio excluding interest and tax expense          0.72%        0.75%         0.78%        0.85%        0.85%+


(h) The Government Money Bond Fund's Class P shares commenced operations on March 11, 1996.

**   Total return represents aggregate total for the periods indicated.

+    Annualized.

ss.  Amount represents less than $0.001 per share.

                                                     U.S. Fixed-Income and Money Market Funds


                                                     California Tax-Free Intermediate Bond Fund
                                                             Fiscal Year Ended June 30,
SELECTED PER-SHARE DATA FOR THE YEAR OR
PERIOD ENDED:                                 2000(R)      1999(R)     1998(R)     1997(R)     1996(R)
----------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period          $12.67       $12.86     $12.53      $12.23      $12.04

  Net investment income                          0.51         0.49       0.51        0.53        0.54

  Net realized and unrealized gain/(loss)
  on investments                                (0.04)       (0.16)      0.33        0.30        0.19

  Net increase/(decrease) in net assets
  resulting from investment operations           0.47         0.33       0.84        0.83        0.73

  Distributions:
    Dividends from net investment income        (0.52)       (0.46)     (0.51)      (0.53)      (0.54)
    Dividends in excess of net investment
    income                                      --           (0.03)      --          --          --
    Distributions from net realized capital
    gains                                       --           (0.03)      --          --          --

     Dividends in excess of net realized
     capital gains                              --           (0.00)#     --          --          --

  Total distributions                           (0.52)       (0.52)     (0.51)      (0.53)      (0.54)

  Net asset value - End of period              $12.62       $12.67     $12.86      $12.53      $12.23
==========================================================================================================
  Total return**                                 3.83%        2.71%      6.85%       6.91%       6.11%


Ratios to average net assets/supplemental data

  Net assets, end of period (in 000s)         $27,405      $41,017    $35,667     $21,681     $13,948

  Ratio of net investment income to
  average net assets                             4.14%        3.93%      4.03%       4.27%       4.34%

  Net investment income/(loss) before
  deferral of fees by Manager                   $0.50        $0.48      $0.44       $0.47       $0.43

  Portfolio turnover rate                          49%         184%        42%         26%         58%

  Expense ratio including interest and tax
  expense                                        0.70%        0.69%      0.69%       0.68%       0.61%

  Expense ratio before deferral of fees by
  Manager, including interest and tax
  expenses                                       1.19%        1.19%      1.19%       1.18%       1.43%

  Expense ratio excluding interest and tax
  expense                                        0.70%        0.69%      0.68%       --          --

**   Total return represents aggregate total return for the periods indicated.

#    Amount represents less than $0.01 per share.

 [table]

Investment Options

The Funds' shares are offered only through financial intermediaries and financial professionals. To open a new account, complete and mail the New Account application included with this prospectus.
--------------------------------------------------------------------------------

Trade requests received after 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the following business day's closing price. Once a trade is placed it may not be altered or canceled.

Checks should be made payable to:
The Montgomery Funds


The minimum initial investment for each Fund is $2,500 ($1,000 for IRAs). The minimum subsequent investment is $100.


Once an account is established, you can:

 o Buy, sell or exchange shares by phone. Contact The Montgomery Funds at 800.572.FUND [3863]. Press (1) for a shareholder service representative. Press (2) for the automated Montgomery Star System.

 o Buy or sell shares by mail. Mail buy/sell order(s) with your check: By regular mail The Montgomery Funds c/o DST Systems, Inc.
     P.O. Box 219073
     Kansas City, MO 64121-9073

     By express or overnight service:
     The Montgomery Funds
     c/o DST Systems, Inc.
     210 West 10th Street, 8th Floor
     Kansas City, MO 64105-1614


 o   Buy or sell shares by wiring funds
     To: State Street Bank and Trust Company
     ABA #101003621
     For: DST Systems, Inc.
     Account #7526601
     Attention: The Montgomery Funds
     For Credit to: [shareholder(s) name]
     Shareholder account number:
     [shareholder(s) account number]
     Name of Fund: [Montgomery Fund name]

                                                             ACCOUNT INFORMATION

What You Need to Know About Your Montgomery Account


The Funds' shares are offered for sale only by Funds Distributor, Inc. (Distributor) and through selected securities brokers and dealers. You pay no sales charge to invest in The Montgomery Funds. The minimum initial investment for each Fund is $2,500 ($1,000 for IRAs). The minimum subsequent investment is $100. Under certain conditions we or the Distributor may waive these minimums. If you buy shares through a broker or investment advisor instead of directly from the Distributor, different requirements may apply. All investments must be made in U.S. dollars.


     We must receive payment from you within three business days of your purchase. In addition, the Funds and the Distributor each reserve the right to reject all or part of any purchase.

     From time to time, Montgomery may close and reopen any of its Funds to new investors at its discretion. Shareholders who maintain open accounts that meet the minimum required balance of $2,500 ($1,000 for IRAs) in a Fund when it closes may make additional investments in it. Employer-sponsored retirement plans, if they are already invested in those Funds, may be able to open additional accounts for plan participants. Montgomery may reopen and close any of its Funds to certain types of new shareholders in the future. If a Fund is closed and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If you do not own shares of a closed Fund, you may not exchange shares from other Montgomery Funds for shares of that Fund. The Montgomery Funds reserves the right to close or liquidate a Fund at their discretion.

Becoming a Montgomery Shareholder

To open a new account:

 o By Mail Send your signed, completed application, with a check payable to The Montgomery Funds, to the appropriate address (see column at right). Your check must be in U.S. dollars and drawn only on a bank located in the United States. Dividends do not accrue until your check has cleared. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

 o By Wire Call us at 800.572.FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the fund(s) in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:


State Street Bank and Trust Company
ABA #101003621
For: DST Systems, Inc.


and include the following:

Account #7526601
Attention: The Montgomery Funds
For credit to: [shareholder(s) name]
Shareholder account number:
[shareholder(s) account number]
Name of Fund: [Montgomery Fund name]

Please note that your bank may charge a wire transfer fee.

 o By Phone To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from any of your accounts if we do not receive payment within that time.

[sidebar]

Getting Started

To invest, complete the New Account application included with this prospectus. Send it with a check payable to The Montgomery Funds.

Regular Mail
The Montgomery Funds
c/o DST Systems, Inc.
P.O. Box 219073
Kansas City, MO 64121-9073

Express Mail or Overnight Courier
The Montgomery Funds
c/o DST Systems, Inc.
210 West 10th Street
8th Floor
Kansas City, MO 64105-1614

Foreign Investors: Foreign citizens and resident aliens of the United States living abroad may not invest in The Montgomery Funds

How Fund Shares Are Priced

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate a Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently.
Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen with foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.

     We calculate the NAV of each  Montgomery  Fund (other than the Money Market
Fund) after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on the days on which the NYSE is closed for trading. Certain exceptions apply as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAVs are in the Statement of Additional Information.

 o Money Market Fund. The price of the Money Market Fund is determined at 12 noon eastern time on most business days. If we receive your order by that time, your shares will be priced at the NAV calculated at noon that day. If we receive your order after 12 noon eastern time, you will pay the next price we determine after receiving your order. Also, only those orders received by 12 noon will be eligible to accrue any dividend paid for the day of investment.

 o Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

 o Bank Holidays. On bank holidays we will not calculate the price of the U.S. Fixed-Income and Money Market Funds, even if the NYSE is open that day. Shares in these Funds will be sold at the next NAV we determine after receipt of your order.

[sidebar]

TRADING TIMES

Whether buying, exchanging or selling shares, transaction requests received after 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the next business day's closing price.

Buying Additional Shares

 o By Mail Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

 o By Phone Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Fund you currently own or to invest in a new Fund, call 800.572. FUND [3863]. Shares for IRAs may not be purchased by phone. Telephone purchases can be made for up to five times your account value as of the previous day.

     We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

 o Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account)

 o Send us a check by overnight or second-day courier service

 o Instruct your bank to wire money to our affiliated bank using the information under "Becoming a Montgomery Shareholder" (page __)

 o By Wire There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information under "Becoming a Montgomery Shareholder" (page __).

Exchanging Shares

You may exchange Class P shares in one Fund for Class P shares in another in accounts with the same registration, Taxpayer Identification Number and address. There is a $100 minimum to exchange into a Fund you currently own and a $2,500 ($1,000 for IRAs) minimum for investing in a new Fund. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone at 800.572.FUND [3863].

Other Exchange Policies

 o  We will process your exchange order at the next-calculated NAV.

 o You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed Fund.

 o Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days
(accounts under common control and accounts having the same Taxpayer Identification Number will be counted together). Exchanges out of the Fixed-Income and Money Market Funds are exempt from this restriction.

 o We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

 o We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.

 o  Redemption fees may apply to exchanges or redemptions out of some Funds.

Selling Shares

You may sell some or all of your fund shares on days that the NYSE is open for trading (except bank holidays for the Fixed-Income and Money Market Funds). Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.


     Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions.
Redemption proceeds from shares purchased by check or bank transfer may be delayed 15 calendar days to allow the check or transfer to clear. Within this 15-day period, you may choose to exchange your investment into a Montgomery Money Market Fund.


     Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions: 4

o For shares sold by wire, a $10 wire transfer fee that will be deducted directly from the proceeds.

o For redemption checks requested by Federal Express, a $10 fee will be deducted directly from the redemption proceeds.

     In  accordance  with the rules of the  Securities  and Exchange  Commission
(SEC),  we  reserve  the  right  to  suspend   redemptions  under  extraordinary
circumstances.

     Shares can be sold in several ways:

 o By Mail Send us a letter including your name, Montgomery account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

     If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers (NASD) member firms.

     If you want to wire your redemption proceeds but do not have a predesignated bank account, include a preprinted voided check or deposit slip. If you do not have a preprinted check, please send a signature-guaranteed letter along with your bank instructions. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion. Call 800.572.FUND [3863] for more details.


[sidebar]

Shareholder service is available Monday through Friday from 6:00 a.m. to 4:00 P.M. Pacific time.

Shareholders can get information or perform transactions around-the-clock through the Montgomery Star System or www.montgomeryasset.com.


 o By Check If you have checkwriting privileges on your account, you may write a check to redeem some of your shares, but not to close your account in the Fixed-Income or Money Market Funds. A balance must be available in the Fund upon which the check is drafted. Proceeds may not be available until your check or bank transfer clears, which may take up to 15 days after the purchase date. Checkwriting is not available for assets in an IRA. Checks may not be written for amounts below $250. Checks require only one signature unless otherwise indicated. We will return your checks at the end of the month. Note that we may impose a charge for a stop-payment request.

 o By Phone You may accept or decline telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through one of our shareholder service representatives or through our automated Star System at 800.572.FUND [3863]. You may not buy or sell shares in an IRA by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the next business day (subject to bank cutoff times), there is a $10 fee. For more information about our telephone transaction policies, see "Other Policies" below.

 o Redemption Fee The redemption fees for the U.S. Equity Funds and the International and Global Equity Funds are intended to compensate the Funds for the increased expenses to longer-term shareholders and the disruptive effect on the portfolios caused by short-term investments. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged.

Other Policies

Minimum Account Balances

Due to the cost of maintaining small accounts, we require a minimum Fund account balance of $2,500 ($1,000 for IRAs). If your account balance falls below that amount for any reason, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

Expense Limitations

Montgomery Asset Management may reduce its management fees and absorb expenses to maintain total operating expenses (excluding interest, taxes and dividend expenses) for each Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

Share Marketing Plan ("Rule 12b-1 Plan")

The Funds have adopted a Rule 12b-1 Plan for the Class P shares. Under the Rule 12b-1 Plan, the Funds will pay distribution fees to the Distributor at an annual rate of twenty-five one-hundredths of one percent (0.25%) of each Fund's aggregate average daily net assets attributable to its Class P shares to reimburse the Distributor for its distribution costs with respect to such class. Because the Rule 12b-1 fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Uncashed Redemption Checks

If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at 800.572.FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and are not responsible for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

Transaction Confirmation

If you notice any errors on your trade confirmation, you must notify The Montgomery Funds of such errors within 30 days following mailing of that confirmation. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.

[sidebar]

BUYING  AND  SELLING  SHARES  THROUGH   SECURITIES   BROKERS  AND  BENEFIT  PLAN
ADMINISTRATORS

You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing these services.

Telephone Transactions

By buying or selling shares over the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges.

     The shares you purchase by phone will be priced at the first net asset value we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by a Fund as a result.

     Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

o Recording certain calls

o Requiring an authorization number or other personal information not likely to be known by others

o Sending a transaction confirmation to the investor

     The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

     We reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

     If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after your notification, to protect you and your account. We require all redemption requests made during this period to be in writing with a signature guarantee.

     Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

o Using the automated Star System

o Via overnight courier

o By telegram

You may discontinue telephone privileges at any time.


Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

     Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.


[sidebar]

INVESTMENT MINIMUMS

The minimum initial investment is $2,500 ($1,000 for IRAs). The minimum subsequent investment is $100.


After You Invest

Taxes

IRS rules require that the Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time a Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

     Additional information about tax issues relating to The Montgomery Funds can be found in our Statement of Additional Information available free by calling 800.572.FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Funds.

A Note on the Montgomery Tax-Free Funds

The California Tax-Free Intermediate Bond Fund intends to continue paying to shareholders what the IRS calls "exempt-interest dividends" by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in municipal bonds. If the Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal income tax, to the extent that it derives its net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the IRS. Capital gains, however, are taxable. You should also consult your advisor about state and local taxes.

Dividends and Distributions

As a shareholder in The Montgomery Funds, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to shareholders who maintain accounts with each Fund as of its "record date."

     If you would like to receive dividends and distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

Keeping You Informed

After you invest you will receive our Meet Montgomery Guide, which includes more information about buying, exchanging and selling shares in The Montgomery Funds. It also describes in more detail useful tools for investors such as the Montgomery Star System.

     During the year, we will also send you the following communications:

o Confirmation statements

o Account statements, mailed after the close of each calendar quarter

o Annual and semiannual reports, mailed approximately 60 days after June 30 and December 31

o 1099 tax form, sent by January 31

o 5498 tax form, sent by May 31

o Annual updated prospectus, mailed to existing shareholders in the fall

     To save you money, we will send only one copy of each shareholder report or other mailing to your household if you hold accounts under a common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.

[sidebar]

OUR PARTNERS

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

Funds Distributor, Inc., located in New York City and Boston, distributes The Montgomery Funds.

DST Systems, Inc., located in Kansas City, Missouri, is the Funds' Master Transfer Agent. It performs certain recordkeeping and accounting functions for the Funds.


State Street Bank and Trust Company (formerly Investors Fiduciary Trust Company), also located in Kansas City, Missouri, assists DST Systems, Inc. with certain recordkeeping and accounting functions for the Funds.


[table]

                                         INCOME DIVIDENDS                     CAPITAL GAINS

U.S., International and        Declared and paid in the last         Declared and paid in the last
Global Equity Funds            quarter of each calendar year*        quarter of each calendar year*

Balanced Fund                  Declared and paid on or about the     Declared and paid in the last
                               last business day of each quarter     quarter of each calendar year*

U.S. Fixed-Income and          Declared daily and paid monthly on    Declared and paid in the last
Money Market Funds             or about the last business day        quarter of each calendar year*

*Following their fiscal year end (June 30), the Funds may make additional distributions to avoid the imposition of a tax.


[sidebar]

HOW TO AVOID "BUYING A DIVIDEND"

If you plan to purchase shares in a Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Fund just before a distribution, you'll pay the full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Fund's appreciation.

[Outside back cover:]

You can find more information about The Montgomery Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at 800.572. FUND [3863]. You can review and copy further information about The Montgomery Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call 202.942.8090. Reports and other information about The Montgomery Funds are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009, or e-mailing the SEC at publicinfo@sec.gov.

You can also find further information about The Montgomery Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, call us at 800.572. FUND [3863], option 3.

Corporate Headquarters:
The MONTGOMERY Funds
101 California Street
San Francisco, CA 94111-9361


[Logo]
Invest wisely.(R)

---------------------------
    800.572.FUND [3863]
  www.montgomeryasset.com
---------------------------

                                    SEC File Nos.: The Montgomery Funds 811-6011

                                                The Montgomery Funds II 811-8064

                                                   Funds Distributor, Inc. 10/00

      ---------------------------------------------------------------------

                                     PART A

                    COMBINED PROSPECTUS FOR CLASS P SHARES OF

                            MONTGOMERY SMALL CAP FUND
                        MONTGOMERY EMERGING MARKETS FUND

                                       AND

                       OTHER SERIES OF ANOTHER REGISTRANT
      ---------------------------------------------------------------------

Prospectus


October 31, 2000


Montgomery Asset Management, LLC

GE INVESTMENT RETIREMENT SERVICES
     Small Cap Fund
     Balanced Fund
     Emerging Markets Fund


The Montgomery Funds has registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Sidebar]

---------------------------
     How to Contact Us
---------------------------


Montgomery Shareholder
Service Representatives
(800) 572-FUND [3863]
Available 6:00 A.M. to 4:00 P.M.
Pacific time


Montgomery Web Site
www.montgomeryfunds.com

Address General
Correspondence to:
The Montgomery Funds
101 California Street
San Francisco, CA
94111-9361

TABLE OF CONTENTS

U.S. Equity Funds
     Montgomery Small Cap Fund.................................................
     Montgomery Balanced Fund..................................................
International and Global Equity Fund
     Montgomery Emerging Markets Fund..........................................
Portfolio Management...........................................................
Management Fees................................................................
Additional Investment Strategies and Related Risks.............................
     The Euro: Single European Currency........................................
     Defensive Investments.....................................................
     Portfolio Turnover........................................................
     Additional Benchmark Information..........................................
Financial Highlights...........................................................
Account Information............................................................
     Becoming a Montgomery Shareholder.........................................
     How Fund Shares Are Priced................................................
     Buying Additional Shares..................................................
     Exchanging Shares.........................................................
     Selling Shares............................................................
     Other Policies............................................................
     Tax Withholding Information...............................................
     After You Invest..........................................................

This prospectus contains important information about the investment objectives, strategies and risks of The MONTGOMERY Funds that you should know before you invest in them. Please read it carefully and keep it on hand for future reference. Please be aware that The Montgomery Funds:

o    Are not bank deposits

o Are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC)

You should also know that you could lose money by investing in the Funds.


This prospectus describes only the Funds' Class P shares, which are sold only through financial intermediaries and financial professionals. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

Small Cap Fund | MNSCX

Objective

 o   Long-term capital appreciation
--------------------------------------------------------------------------------

Principal Strategy  [clipart]

Invests in rapidly growing U.S. small-cap companies.

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of U.S. companies whose shares have a total stock market value (market capitalization) of $2 billion or less at the time of purchase.


The Fund's portfolio managers follow a growth strategy to invest in potentially attractive small-cap companies that are at an early or transitional stage of their development. The managers look for companies that they believe can thrive even in adverse economic conditions. Specifically, they search for companies that they think have the potential to:

 o  Gain market share within their industries

 o  Deliver consistently high profits to shareholders

 o  Increase their corporate earnings each quarter

 o Provide solutions for current or impending problems in their respective industries or in society overall

Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

The Fund's focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have more-limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

                                                               U.S. EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

     97            98          99
-------------- ----------- -----------
   23.27%        -8.19%      55.69%

During the three-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+47.36%) and the worst quarter was Q3 1998 (-32.44%).

Small Cap Fund                           55.69%                  17.45%
Russell 2000 Index++                     21.26%                  12.84%+
-------------------------------------------------------------------------------
+ Calculated from 6/30/96                1 Year                Inception
                                                               (7/1/96)
++See page __ for a description of this index.

 ...................................................................................................................
2000 Return Through 9/30/00: -2.76%                                    Average Annual Returns Through 12/31/99
 ...................................................................................................................

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               1.00%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               0.36%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.61%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $163          $507          $874            $1,904


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                                  Stuart Roberts
                                                               Paul LaRocco, CFA
                                                               Cam Philpott, CFA
                                                               Charles Reed, CFA
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

Balanced Fund | MNAAX


Objective

 o   High total return consisting of capital appreciation and income
--------------------------------------------------------------------------------

Principal Strategy   [clipart]

Maintains a balanced allocation of stocks, bonds and money market securities.

The Fund's strategy is to maintain an exposure to stocks and bonds by investing in the following underlying Funds:

 o Montgomery Growth Fund - seeks long-term capital appreciation by investing in U.S. growth companies

 o Montgomery Total Return Bond Fund - seeks total return consisting of income and capital appreciation by investing in investment grade bonds

 o A Montgomery money market fund - seeks current income consistent with liquidity and capital preservation by investing in money market eligible U.S. government securities

The Fund's portfolio managers may also adjust the proportion of assets allotted to the underlying portfolios in response to changing market conditions. In doing so, the Fund's managers evaluate various market factors, including relative risk and return, to help determine what they believe is an optimal allocation among stocks, bonds and cash. The Fund's total equity exposure may range from 50 to 80% of its assets, and its bond exposure may range from 25 to 50% of its assets. It may invest up to 20% of its assets in a Montgomery money market fund, hold cash or cash equivalents and may invest directly in U.S. government securities. At times, the Fund may also invest a small portion of its assets in other Montgomery Funds to gain exposure to additional areas, such as the international markets.


Principal Risks   [clipart]

By investing a substantial portion of its assets in stock and bond mutual funds, the Fund may expose you to certain risks that could cause you to lose money. The value of the Fund's investments in the Montgomery Growth Fund, like investments in any stock fund, will fluctuate on a daily basis with movements in the stock market, as well as in response to the activities of the individual companies in which those Funds invest. The value of the Fund's investment in the Total Return Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. In addition, if the managers do not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous.

                                                               U.S. EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with commonly used indices for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        97                 98               99
------------------- ----------------- ----------------
      18.68%             6.03%            12.18%

During the three-year period described above in the bar chart, the Fund's best quarter was Q2 1997 (+11.37%) and the worst quarter was Q3 1998 (-6.38%).

Balanced Fund                            12.18%                   12.34%
S&P 500 Index                            21.04%                   26.39%+
Lehman Brothers Aggregate Bond
Index++                                  -0.82%                    5.20%+
--------------------------------------------------------------------------------
+ Calculated from 12/31/95               1 Year                 Inception
                                                                (1/3/96)
++See page __ for a description of this index.


 ..................................................................................................................
2000 Return Through 9/30/00: 3.20%                                     Average Annual Returns Through 12/31/99
 ..................................................................................................................

Fees & Expenses   [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               0.00%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses
        Top Fund Expenses                                                                        0.62%
        Underlying Fund Expenses                                                                 1.17%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.04%
    Fee Reduction and/or Expense Reimbursement                                                   0.47%
Net Expenses                                                                                     1.57%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++In addition to the 0.87% total  operating  expenses of the Fund, a shareholder also indirectly bears the Fund's pro rata share of the fees and expenses incurred by each underlying Fund. The total expense ratio before reimbursement, including indirect expenses for the fiscal year ended June 30, 2000, was 2.04%, calculated based on the Fund's total operating expense ratio (0.62%) plus a weighted average of the expense ratios of its underlying Funds (1.17%) plus a 12b-1 fee of 0.25%. Montgomery has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.55% (including the expenses of the underlying Funds). This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $159          $494          $853            $1,860


                                                              [clipart][sidebar]
                                                            Portfolio Management
                                                         Portfolio managers from
                                                            each underlying Fund
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

Emerging Markets Fund MNEMX


Objective
 o   Long-term capital appreciation
--------------------------------------------------------------------------------

Principal Strategy  [clipart]

Invests in companies based or operating primarily in developing economies throughout the world.

Under normal conditions, the Fund invests at least 65% of its total assets in the stocks of companies of any size and based in the world's developing economies. The Fund typically maintains investments in at least six countries at all times, with no more than 35% of its assets in any single one of them. These may include:


 o Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

 o Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

 o Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

 o   The Middle East: Israel and Jordan

 o Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

Principal Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                                                          INTERNATIONAL & GLOBAL
                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


[bar chart]

        97                 98               99
------------------- ----------------- ----------------
      -3.83%            -38.89%           62.76%

During the three-year period described above in the bar chart, the Fund's best quarter was Q4 1999 (+35.91%) and the worst quarter was Q3 1998 (-24.65%).

Emerging Markets Fund                           62.76%                1.36%
MSCI Emerging Markets Free Index++              66.41%                2.64%+
--------------------------------------------------------------------------------
+ Calculated from 2/28/96                       1 Year              Inception
                                                                    (3/12/96)
++See page __ for a description of this index.

 ...................................................................................................................
2000 Return Through 9/30/00: -18.50%                                   Average Annual Returns Through 12/31/99
 ...................................................................................................................

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                                              2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) ++
    Management Fee                                                                               1.19%
    Distribution/Service (12b-1) Fee                                                             0.25%
    Other Expenses                                                                               1.30%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.74%
    Fee Reduction and/or Expense Reimbursement                                                   0.16%
Net Expenses                                                                                     2.58%

* Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 2.15%. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $260          $800         $1,366           $2,900


                                                              [clipart][sidebar]

                                                            Portfolio Management
                                                          Josephine Jimenez, CFA
                                                                    Frank Chiang
                                                  For more details see pages ___

                                                        For financial highlights
                                                                    see page ___

PORTFOLIO MANAGEMENT


The investment manager of The Montgomery Funds is Montgomery Asset Management, LLC. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 2000, Montgomery Asset Management managed approximately $5 billion on behalf of some 184,000 investors in The Montgomery Funds.

U.S. Equity Funds

[photo] PAUL LAROCCO, CFA, Portfolio Manager

o Montgomery Small Cap Fund

Mr. LaRocco joined Montgomery in 2000, co-managing the Montgomery Small Cap Fund. From 1998 to 2000, he was a senior portfolio manager at Founders Asset Management, with responsibility for several large- and mid-cap growth funds. Prior to that he was a portfolio manager for a number of small- and mid-cap funds at Oppenheimer Funds from 1993 to 1998. Mr. LaRocco holds a Master of Business Administration degree in Finance from the University of Chicago Graduate School of Business and has a Bachelor of Science degree in Physiological Psychology and a Bachelor of Arts degree in Biological Sciences from the University of California, Santa Barbara. He is a Chartered Financial Analyst.

[photo] JEROME "CAM" PHILPOTT, CFA, Portfolio Manager and Principal

o Montgomery Small Cap Fund

Mr. Philpott joined Montgomery in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Small Cap Fund since 1996. Prior to Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company, where he focused on the consumer and telecommunications industries. Prior to that he worked as a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott holds a Master of Business Administration degree from the Darden School at the University of Virginia and a Bachelor of Arts degree in Economics from Washington and Lee University. He is a Chartered Financial Analyst.

[photo] ANDREW PRATT, CFA, Portfolio Manager and Principal

o Montgomery Balanced Fund

Mr. Pratt joined Montgomery in 1993 as part of the Growth Equity team, responsible for managing the Montgomery Growth Fund. In 2000 he became portfolio manager of the Growth Fund and co-manager of the Balanced Fund. In addition, he has been managing U.S. equity portfolios for institutional clients. Prior to joining Montgomery, Mr. Pratt was with Hewlett-Packard as an equity analyst covering a variety of industry groups. While at HP he also managed a portfolio of small-cap technology companies and researched private placement and venture capital investments. Mr. Pratt holds a Bachelor of Business Administration degree from the University of Wisconsin and a Master of Science degree in Finance from Boston College. He is a Chartered Financial Analyst.

[photo] CHARLES I. REED, CFA, Portfolio Manager

o Montgomery Small Cap Fund

Mr. Reed joined Montgomery in 1997 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Small Cap Fund since 2000. From 1995 to 1997, he was an equity analyst for Berger Associates, Inc., where he conducted research on publicly traded companies, performed fundamental analysis of data networking companies, and developed and maintained financial models on companies within the financial telecommunications and temporary staffing industries. From 1992 to 1995, Mr. Reed worked as a project manager for Lipper Analytical Services, Inc., performing mutual fund analysis on performance and expenses. He received a Bachelor of Science degree in Finance from Colorado State University and a Master of Science degree in Finance with an emphasis in Financial Analysis from the University of Colorado. Mr. Reed is a Chartered Financial Analyst.

[photo] STUART ROBERTS, Senior Portfolio Manager and Principal

o Montgomery Small Cap Fund

Mr. Roberts has been managing the Montgomery Small Cap Fund since its inception in 1996 and has specialized in small-cap growth investing since 1983. Prior to joining Montgomery, he was vice president and portfolio manager at Founders Asset Management, where he was responsible for managing three separate growth-oriented small-cap mutual funds. Before joining Founders, Mr. Roberts managed a health-care sector mutual fund as portfolio manager at Financial Programs, Inc. He holds a Master of Business Administration degree from the University of Colorado and a Bachelor of Arts degree in Economics and History from Bowdoin College.

International and Global Equity Funds

[photo] FRANK CHIANG, Portfolio Manager and Principal

o Montgomery Emerging Markets Fund

Mr. Chiang joined Montgomery in 1996, co-managing the Montgomery Emerging Markets Fund. From 1993 to 1996, he was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian Equity strategy. Prior to that he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. Mr. Chiang has a Bachelor of Science degree in Physics and Mathematics from McGill University in Montreal, Canada, and a Master of Business Administration and Finance degree from New York University. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese.

[photo] JOSEPHINE JIMENEZ, CFA, Senior Portfolio Manager and Principal

o Montgomery Emerging Markets Fund

Ms. Jimenez joined Montgomery in 1991 to launch the firm's emerging markets discipline and has managed the Montgomery Emerging Markets Fund since it launched in 1996. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. She received a Master of Science degree from the Massachusetts Institute of Technology and a Bachelor of Science degree from New York University. She is a Chartered Financial Analyst.

U.S. Fixed Income and Money Market Funds

[photo] WILLIAM STEVENS, Senior Portfolio Manager and Principal

o Montgomery Balanced Fund

Mr. Stevens began his investment career in 1984 and has directed Montgomery's U.S. Fixed-Income team since joining the firm in 1992, managing all Fixed-Income Funds since their inceptions. He has also managed the Balanced Fund since its launch in 1996. Prior to Montgomery he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he had headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a Master of Business Administration degree from the Harvard Business School and is a Phi Beta Kappa graduate of Wesleyan University.


Management Fees and Operating Expense Limits

The table below shows the management fee rate actually paid to Montgomery  Asset
Management over the past fiscal year and the contractual limits on total operating expenses for each Fund. The management fee amounts shown may vary from year to year, depending on actual expenses. Actual fee rates may be

                                       12


greater than contractual rates to the extent Montgomery recouped previously deferred fees during the fiscal year.

                                                                                             LOWER OF TOTAL
                                                                      MANAGEMENT            EXPENSE LIMIT OR
                                                                         FEES             ACTUAL TOTAL EXPENSES
MONTGOMERY FUND                                                      (annual rate)            (annual rate)
 .................................................................. .......................... ........................
U.S. Equity Funds
     Montgomery Small Cap Fund                                            0.99%                    1.61%
     Montgomery Balanced Fund                                             0.00%                    1.55%
International and Global Equity Funds
     Montgomery Emerging Markets Fund                                     1.15%                    2.15%

Additional Investment Strategies and Related Risks

The Euro: Single European Currency

Investors in the International and Global Equity Funds should note the following: On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the 15 EU members have begun to convert their currencies to the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.

The introduction of the euro has occurred, but the following uncertainties will continue to exist for some time:


     o Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably

     o The applicable conversion rate for contracts stated in the national currency of an EU member

     o How clearing and settlement systems needed to process transactions reliably will work

     o What the effects of the euro on European financial and commercial markets will be

     o How new legislation and regulations will affect euro-related issues


These and other factors could cause market disruptions and affect the value of your shares in a Fund that invests in companies conducting business in Europe. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.

Defensive Investments

At the discretion of its portfolio manager(s), each Montgomery Fund may invest up to 100% of its assets in cash for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such an unlikely stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The Funds' portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-exempt investor or through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. The following Montgomery Funds that invest in stocks will typically have annual turnover in excess of that rate because of their portfolio managers' investment styles: Small Cap and Balanced Funds. See "Financial Highlights," beginning on page __, for each Fund's historical portfolio turnover.

Additional Benchmark Information


     o The Lehman  Brothers  Aggregate Bond Index is composed of securities from
     the  Lehman  Brothers   Government/Corporate  Bond  Index,  Mortgage-Backed
     Securities Index and Yankee Bond Index (all

     U.S. dollar-denominated, SEC-registered, fixed- rate debt issued or guaranteed by foreign governments, municipalities, government agencies or international agencies). Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


     o The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.


     o The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

     o The Standard & Poor's (S&P) 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

                                                            FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' performance for the periods shown.

The following selected per-share data and ratios for the periods ended June 30, 2000, June 30, 1999, and June 30, 1998, were audited by PricewaterhouseCoopers LLP. Their August 18, 2000, August 18, 1999, and August 14, 1998, reports appear in the 2000, 1999 and 1998 Annual Reports of the Funds. Information for the periods ended June 30, 1991, through June 30, 1997, was audited by other independent accountants, whose report is not included here.

The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).

[table]

                                                  U.S. Equity Funds

                                                            Small Cap Fund                                 Balanced Fund

                                                      Fiscal Year Ended June 30,                    Fiscal Year Ended June 30,

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD
ENDED:                                           2000    1999##   1998##   1997(a)    2000    1999##    1998++   1997##  1996(b)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period            $16.35   $20.53   $19.48   $21.73   $16.74    $19.11   $19.89   $19.33   $17.86

  Net investment income/(loss)                    (0.28)   (0.21)   (0.20)   (0.10)    0.58      0.44     1.62     0.43     0.09

  Net realized and unrealized gain/(loss)
  on investments                                   5.78    (1.20)    4.22     1.13    (0.31)     1.17     1.01     2.13     1.38

  Net increase/(decrease) in net assets
  resulting from investment operations             5.50    (1.41)    4.02     1.03     0.27      1.61     2.63     2.56     1.47

  Distributions:

   Dividends from net investment income           --       --       --       --       (0.58)    (0.89)   (0.84)   (0.34)   --
   Dividends in excess of net investment income   --       --       --       --       --        --       (0.74)   --       --
   Distributions from net realized capital gains  (0.00)#  (2.07)   (2.97)   (3.28)   (0.31)    (1.68)   (1.83)   (1.66)   --
   Distributions in excess of net realized
   capital gains                                  --       (0.70)   --       --       (0.13)    (1.41)   --       --       --

  Total distributions                             (0.00)#  (2.77)   (2.97)   (3.28)   (1.02)    (3.98)   (3.41)   (2.00)   --

  Net asset value - End of period                $21.85   $16.35   $20.53   $19.48   $15.99    $16.74   $19.11   $19.89   $19.33
==================================================================================================================================
  Total return**                                  33.95%   (4.39)%  22.44%    5.74%    1.53%    11.15%   14.53%   14.35%    8.23%


Ratios to average net assets/supplemental data

  Net assets, end of period (in 000s)            27,927  $20,606  $21,548  $6,656    $2,803     $56      $71      $74      $43

  Ratio of net investment income/(loss) to
  average net assets                             (1.40)%  (1.35)%  (0.95)%  (1.03)%+  0.27%     2.68%    2.85%    2.30%    1.60%+

  Net investment income/(loss) before deferral
  of fees by Manager                             (0.28)  $(0.21)  $(0.20)    --      $0.09     $0.41    $1.59    $0.42    $0.08
  Portfolio turnover rate                         93%      71%      69%      59%      35%       36%      84%      169%    226%

  Expense ratio including interest and tax
  expense                                         1.61%    1.57%    1.49%    1.45+    0.40%     0.50%    0.51%    1.68%    1.67%+

  Expense ratio before deferral of fees by
  Manager, including interest and tax expense     1.61%    1.57%    1.49%    --       0.87%     0.71%    0.56%    1.74%    1.80%+

  Expense ratio excluding interest and tax
  expense                                         1.61%    1.57%    1.49%    --       0.40%     0.50%    0.50%    1.56%    1.55%+

(a) The Small Cap Fund's Class P shares commenced operations on July 1, 1996.

(b) The Balanced Fund's Class P shares commenced operations on January 3, 1996.

**  Total return represents aggregate total for the periods indicated.

++ The Fund converted to a fund-of-funds structure effective July 1, 1998. Expense ratios prior to that date do not reflect expenses borne indirectly.

+   Annualized.

#   Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                             International and Global Equity Funds

                                                                                 Emerging Markets Fund

                                                                              Fiscal Year Ended June 30,

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:        2000##         1999          1998         1997         1996(c)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period                        $10.05          $9.74       $16.77       $14.19        $12.62

  Net investment income/(loss)                                (0.20)          0.00#        0.03         0.06          0.01

  Net realized and unrealized gain/(loss)
  on investments                                               1.94           0.31        (6.61)        2.58          1.56

  Net increase/(decrease) in net assets
  resulting from investment operations                         1.74           0.31        (6.58)        2.64          1.57

  Distributions:
    Dividends from net investment income                      --             --           (0.12)       (0.06)         --
    Dividends in excess of net investment income              --             --           --            --            --
    Distributions from net realized capital gains             --             --           (0.33)        --            --
    Distributions in excess of net realized capital
    gains                                                     --             --           --            --            --

  Total distributions                                         --             --           (0.45)       (0.06)         --

  Net asset value - End of period                            $11.79         $10.05        $9.74       $16.77        $14.19
===============================================================================================================================
                                                              17.43%          3.08%      (39.75)%      18.62%        12.44%
  Total return**

Ratios to average net assets/supplemental data

  Net assets, end of period (in 000s)                       $6,531          $520          $413         $607           $2

  Ratio of net investment income/(loss) to average
  net assets                                                 (1.72)%        (0.24)%        0.30%        0.23%         0.33%+

  Net investment income/(loss) before deferral
  of fees by Manager                                        $(0.21)         $0.01         $0.03         --           --

  Portfolio turnover rate                                     113%             86%           97%          83%          110%

  Expense ratio including interest and tax expense            2.58%          2.30%         1.90%        --           --

  Expense ratio before deferral of fees by
  Manager, including interest and tax expenses                2.74%          2.40%         1.90%        --           --

  Expense ratio excluding interest and tax expense            2.19%          2.15%         1.85%        1.92%         1.97%+

(c) The Emerging Markets Fund's Class P shares commenced operations on March 12, 1996.

**  Total return represents aggregate total return for the periods indicated.

+   Annualized.

#   Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

[table]

The Funds' shares are offered only through financial intermediaries and financial professionals. To open a new account, complete and mail the New Account application included with this prospectus.
--------------------------------------------------------------------------------

Trade requests received after 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the following business day's closing price. Once a trade is placed, it may not be altered or canceled.

Checks should be made payable to:
The Montgomery Funds


The minimum initial investment for each Fund is $2,500 ($1,000 for IRAs). The minimum subsequent investment is $100.



Once an account is established, you can:

 o Buy, sell or exchange shares by phone. Contact The Montgomery Funds at 800.572.FUND [3863]. Press (1) for a shareholder service representative. Press (2) for the automated Montgomery Star System.

 o Buy or sell shares by mail. Mail buy/sell order(s) with your check: By regular mail The Montgomery Funds c/o DST Systems, Inc.
     P.O. Box 219073
     Kansas City, MO 64121-9073

     By express or overnight service:
     The Montgomery Funds
     c/o DST Systems, Inc.
     210 West 10th Street, 8th Floor
     Kansas City, MO 64105-1614


 o   Buy or sell shares by wiring funds
     To: State Street Bank and Trust Company
     ABA #101003621
     For: DST Systems, Inc.
     Account #7526601
     Attention: The Montgomery Funds
     For Credit to: [shareholder(s) name]
     Shareholder account number:
     [shareholder(s) account number]
     Name of Fund: [Montgomery Fund name]

                                                             ACCOUNT INFORMATION

What You need to Know About Your Montgomery Account


The Funds' shares are offered for sale only by Funds Distributor, Inc. (Distributor) and through selected securities brokers and dealers. You pay no sales charge to invest in The Montgomery Funds. The minimum initial investment for each Fund is $2,500 ($1,000 for IRAs). The minimum subsequent investment is $100. Under certain conditions we or the Distributor may waive these minimums. If you buy shares through a broker or investment advisor instead of directly from the Distributor, different requirements may apply. All investments must be made in U.S. dollars.


     We must receive payment from you within three business days of your purchase. In addition, the Funds and the Distributor each reserve the right to reject all or part of any purchase.

     From time to time, Montgomery may close and reopen any of its Funds to new investors at its discretion. Shareholders who maintain open accounts that meet the minimum required balance of $2,500 ($1,000 for IRAs) in a Fund when it closes may make additional investments in it. Employer-sponsored retirement plans, if they are already invested in those Funds, may be able to open additional accounts for plan participants. Montgomery may reopen and close any of its Funds to certain types of new shareholders in the future. If a Fund is closed and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If you do not own shares of a closed Fund, you may not exchange shares from other Montgomery Funds for shares of that Fund. The Montgomery Funds reserves the right to close or liquidate a Fund at their discretion.

To open a new account:

 o By Mail Send your signed, completed application, with a check payable to The Montgomery Funds, to the appropriate address (see column at right). Your check must be in U.S. dollars and drawn only on a bank located in the United States. Dividends do not accrue until your check has cleared. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

 o By Wire Call us at 800.572.FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the fund(s) in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:


State Street Bank and Trust Company
ABA #101003621
For: DST Systems, Inc.


and include the following:

Account #7526601
Attention: The Montgomery Funds
For credit to: [shareholder(s) name]
Shareholder account number:
[shareholder(s) account number]
Name of Fund: [Montgomery Fund name]

Please note that your bank may charge a wire transfer fee.

 o By Phone To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from any of your accounts if we do not receive payment within that time.

[sidebar]

Getting Started

To invest, complete the New Account application included with this prospectus. Send it with a check payable to The Montgomery Funds.

Regular Mail
The Montgomery Funds
c/o DST Systems, Inc.
P.O. Box 219073
Kansas City, MO 64121-9073

Express Mail or Overnight Courier
The Montgomery Funds
c/o DST Systems, Inc.
210 West 10th Street
8th Floor
Kansas City, MO 64105-1614

Foreign Investors:
Foreign citizens and resident
aliens of the United States living
abroad may not invest in The
Montgomery Funds.

How Fund Shares Are Priced

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate a Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently.
Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen with foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.

     We calculate the NAV of each Montgomery Fund after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on the days on which the NYSE is closed for trading. Certain exceptions apply as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAVs are in the Statement of Additional Information.

 o Foreign Funds. The Montgomery Emerging Markets Fund invests in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, the Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

[sidebar]

trading times

Whether buying, exchanging or selling shares, transaction requests received after 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the next business day's closing price.

Buying Additional Shares

 o By Mail Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

 o By Phone Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Fund you currently own or to invest in a new Fund, call 800.572.FUND [3863]. Shares for IRAs may not be purchased by phone. Telephone purchases can be made for up to five times your account value as of the previous day.

     We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

o Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account)

o Send us a check by overnight or second-day courier service

o Instruct your bank to wire money to our affiliated bank using the information under "Becoming a Montgomery Shareholder" (page __)

 o By Wire There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information under "Becoming a Montgomery Shareholder" (page __).

Exchanging Shares

You may exchange Class P shares in one Fund for Class P shares in another in accounts with the same registration, Taxpayer Identification Number and address. There is a $100 minimum to exchange into a Fund you currently own and a $2,500 ($1,000 for IRAs) minimum for investing in a new Fund. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone at 800.572.FUND [3863].

Other Exchange Policies

 o  We will process your exchange order at the next-calculated NAV.

 o You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed Fund.

 o Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days
(accounts under common control and accounts having the same Taxpayer Identification Number will be counted together).

 o We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

 o We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.

 o  Redemption fees may apply to exchanges or redemptions out of some Funds.

Selling Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.

     Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions.
Redemption proceeds from shares purchased by check or bank transfer may be delayed 15 calendar days to allow the check or transfer to clear. Within this 15-day period, you may choose to exchange your investment into a Montgomery Money Market Fund.


     Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

 o For shares sold by wire, a $10 wire transfer fee that will be deducted directly from the proceeds

 o For redemption checks requested by FedEx, a $10 fee will be deducted directly from the redemption proceeds

     In  accordance  with the rules of the  Securities  and Exchange  Commission
(SEC),  we  reserve  the  right  to  suspend   redemptions  under  extraordinary
circumstances.

     Shares can be sold in several ways:

 o By Mail Send us a letter including your name, Montgomery account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

     If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers (NASD) member firms.

     If you want to wire your redemption proceeds but do not have a predesignated bank account, include a preprinted voided check or deposit slip. If you do not have a preprinted check, please send a signature-guaranteed letter along with your bank instructions. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion. Call 800.572.FUND [3863] for more details.


[sidebar]

Shareholder service is available Monday through Friday from 6:00 a.m. to 4:00 P.M. Pacific time.


Shareholders can get information or perform transactions around-the-clock through the Montgomery Star System or www.montgomeryfunds.com.


 o By Phone You may accept or decline telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through one of our shareholder service representatives or through our automated Star System at 800.572.FUND [3863]. You may not buy or sell shares in an IRA by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the next business day (subject to bank cutoff times), there is a $10 fee. For more information about our telephone transaction policies, see "Other Policies" below.

 o Redemption Fee The redemption fees for the Funds are intended to compensate the Funds for the increased expenses to longer-term shareholders and the disruptive effect on the portfolios caused by short-term investments. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged.

Other Policies

Minimum Account Balances

Due to the cost of maintaining small accounts, we require a minimum Fund account balance of $2,500 ($1,000 for IRAs). If your account balance falls below that amount for any reason, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

Expense Limitations

Montgomery Asset Management may reduce its management fees and absorb expenses to maintain total operating expenses (excluding interest, taxes and dividend expenses) for each Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

Share Marketing Plan ("Rule 12b-1 Plan")

The Funds have adopted a Rule 12b-1 Plan for the Class P shares. Under the Rule 12b-1 Plan, the Funds will pay distribution fees to the Distributor at an annual rate of twenty-five one-hundredths of one percent (0.25%) of each Fund's aggregate average daily net assets attributable to its Class P shares to reimburse the Distributor for its distribution costs with respect to such class. Because the Rule 12b-1 fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Uncashed Redemption Checks

If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at 800.572.FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and are not responsible for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

Transaction Confirmation

If you notice any errors on your trade confirmation, you must notify The Montgomery Funds of such errors within 30 days following mailing of that confirmation. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.

[sidebar]

BUYING  AND  SELLING  SHARES  THROUGH   SECURITIES   BROKERS  AND  BENEFIT  PLAN
ADMINISTRATORS

You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing these services.

Telephone Transactions

By buying or selling shares over the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges.

     The shares you purchase by phone will be priced at the first net asset value we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by a Fund as a result.

     Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

 o Recording certain calls

 o Requiring an authorization number or other personal information not likely to be known by others

 o Sending a transaction confirmation to the investor

     The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

     We reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

     If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after your notification, to protect you and your account. We require all redemption requests made during this period to be in writing with a signature guarantee.

     Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

 o Using the automated Star System

 o Via overnight courier

 o By telegram

You may discontinue telephone privileges at any time.

Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

     Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.


[sidebar]

INVESTMENT MINIMUMS

The minimum initial investment is $2,500 ($1,000 for IRAs). The minimum subsequent investment is $100.


After You Invest

Taxes

IRS rules require that the Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time a Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

     Additional information about tax issues relating to The Montgomery Funds can be found in our Statement of Additional Information available free by calling 800.572.FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Funds.

Dividends and Distributions

As a shareholder in The Montgomery Funds, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to shareholders who maintain accounts with each Fund as of its "record date."

     If you would like to receive dividends and distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

Keeping You Informed

After you invest you will receive our Meet Montgomery Guide, which includes more information about buying, exchanging and selling shares in The Montgomery Funds. It also describes in more detail useful tools for investors such as the Montgomery Star System.


     During the year, we will also send you the following communications:

 o Confirmation statements

 o Account statements, mailed after the close of each calendar quarter

 o Annual and semiannual reports, mailed approximately 60 days after June 30 and December 31

 o 1099 tax form, sent by January 31

 o 5498 tax form, sent by May 31

 o Annual updated prospectus, mailed to existing shareholders in the fall

     To save you money, we will send only one copy of each shareholder report or other mailing to your household if you hold accounts under a common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.


[sidebar]

OUR PARTNERS

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

Funds Distributor, Inc., located in New York City and Boston, distributes The Montgomery Funds.

DST Systems, Inc., located in Kansas City, Missouri, is the Funds' Master Transfer Agent. It performs certain recordkeeping and accounting functions for the Funds.


State Street Bank and Trust Company (formerly Investors Fiduciary Trust Company), also located in Kansas City, Missouri, assists DST Systems, Inc. with certain recordkeeping and accounting functions for the Funds.

[table]

                                         INCOME DIVIDENDS                     CAPITAL GAINS

U.S., International and        Declared and paid in the last         Declared and paid in the last
Global Equity Funds            quarter of each calendar year*        quarter of each calendar year*

Balanced Fund                  Declared and paid on or about the     Declared and paid in the last
                               last business day of each quarter     quarter of each calendar year*

*Following their fiscal year end (June 30), the Funds may make additional distributions to avoid the imposition of a tax.


[sidebar]

HOW TO AVOID "BUYING A DIVIDEND"

If you plan to purchase shares in a Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Fund just before a distribution, you'll pay the full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Fund's appreciation.

[Outside back cover:]

You can find more information about The Montgomery Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at 800.572.FUND [3863]. You can review and copy further information about The Montgomery Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room, please call 202.942.8090. Reports and other information about The Montgomery Funds are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009, or e-mailing the SEC at publicinfo@sec.gov.

You can also find further information about The Montgomery Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, call us at 800.572. FUND [3863], option 3.

Corporate Headquarters:
Montgomery Asset Management, LLC
101 California Street
San Francisco, CA 94111-9361

[Logo]
Invest wisely(R)

---------------------------
    800.572.FUND [3863]
  www.montgomeryfunds.com
---------------------------

                                    SEC File Nos.: The Montgomery Funds 811-6011

                                                The Montgomery Funds II 811-8064

                                                   Funds Distributor, Inc. 10/00

      ---------------------------------------------------------------------

                                     PART A

                                 PROSPECTUS FOR

                       MONTGOMERY U.S. SELECT 20 PORTFOLIO

      ---------------------------------------------------------------------

Prospectus

October 31, 2000


Stock SolutionsSM from Montgomery

     Montgomery U.S. Select 20 Portfolio









The Montgomery Funds has registered the Portfolio offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Portfolio.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

-----------------------
   How to Contact Us
-----------------------


   [Sidebar]


Montgomery Web Site
www.montgomeryfunds.com

E-mail
feedback@montgomeryasset.com


Montgomery Shareholder
Service Representatives
800.572.FUND [3863]
Available 6:00 A.M. to 4:00 P.M.
Pacific time

Address General
Correspondence to:
The Montgomery Funds
101 California Street
San Francisco, CA
94111-9361


Table of Contents

      Montgomery U.S. Select 20 Portfolio................................
      Portfolio Management...............................................
      Additional Investment Strategies and Related Risks.................
          Defensive Investments..........................................
          Portfolio Turnover.............................................
          Internet Risks.................................................
          Interactive Fund Risks.........................................
      Financial Highlights...............................................
      Investment Options.................................................
      www.montgomeryfunds.com............................................
      What You Need to Know About Your Montgomery Account................
          Becoming a Montgomery Stock Solutions Shareholder..............
          How Portfolio Shares Are Priced................................
          Buying Additional Shares.......................................
          Exchanging Shares..............................................
          Other Exchange Policies........................................
          Selling Shares.................................................
          Other Policies.................................................
          Tax Withholding Information....................................
          After You Invest...............................................

This prospectus contains important information about the investment objective, strategy and risks of the Montgomery U.S. Select 20 Portfolio that you should know before you invest. Please read it carefully and keep it on hand for future reference. Please be aware that the Montgomery U.S. Select 20 Portfolio:

o   Is not a bank deposit

o Is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC)


You should also know that you could lose money by investing in the Portfolio.

U.S. Select 20 Portfolio

Objective

 o Seeks long-term capital appreciation through concentrated exposure to growth-oriented U.S. companies
      --------------------------------------------------------------------------

Principal Strategy [clipart]

The Portfolio normally concentrates its investments in 20 to 30 companies, but generally not fewer than 20, and will invest at least 65% of its total assets in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion. (Below $1 billion, a company is generally considered to be a small- or micro-cap company.)

The Portfolio's strategy is to identify well-managed U.S. companies that are expected to increase their sales and corporate earnings on a sustained basis. The Portfolio leverages the strength of Montgomery's Global Research Team, a centralized team of analysts and portfolio managers that supports the firm's equity investment strategies through extensive, original, fundamental analysis. When evaluating investment opportunities, we favor companies that have a visible three-year growth plan, are reasonably valued relative to their peers, and demonstrate evidence of business momentum as a catalyst for growth and share price appreciation.


Principal Risks [clipart]

By investing in stocks, the Portfolio may expose you to certain risks that could cause you to lose money, particularly if there is a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Growth-oriented companies are widely regarded as having more-volatile stock prices than companies considered to be value oriented. This is a non-diversified mutual fund that typically invests in the securities of as few as 20 companies. Consequently, the value of an investment in the Portfolio will vary more in response to developments or changes in market value affecting particular stocks than an investment in a diversified mutual fund investing in a greater number of securities.




Call toll-free 800.572.fund [3863] [on every even page from this point on]

                                                         U.S.SELECT 20 PORTFOLIO

--------------------------------------------------------------------------------
Past Portfolio Performance The Portfolio was launched on December 31, 1999. Performance results are not provided because the Portfolio has not been in existence for a full calendar year.
--------------------------------------------------------------------------------

Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of this Portfolio. Montgomery does not impose any front-end or deferred sales loads on this Portfolio and does not charge shareholders for reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee*                                                   2.00%
Annual  Portfolio  Operating  Expenses  (expenses  that are
deducted from Portfolio assets)+
    Management Fee                                                    1.00%
    Distribution/Service (12b-1) Fee                                  0.00%
    Other Expenses                                                    3.37%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                             4.37%
    Fee Reduction and/or Expense Reimbursement                        2.97%
Net Expenses                                                          1.40%

* The 2.00% redemption fee applies to those shares redeemed within three months from the date of purchase and is paid to the Portfolio. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Portfolio's total annual operating expenses (excluding interest and tax expenses) to 1.40%. This contract has a rolling 10-year term.

Example of Portfolio expenses: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Portfolio's actual expenses or returns.


 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
$142            $442          $764            $1,674



                                                            [clipart] [sidebar]
                                                           Portfolio Management
                                                              Andrew Pratt, CFA
                                                  For more details see page ___

                                                       For financial highlights
                                                                   see page ___



Visit www.montgomeryfunds.com [on every odd number page from this point on]

PORTFOLIO MANAGEMENT



The investment manager of the Stock Solutions Portfolios is Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California 94111. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 2000, Montgomery Asset Management managed approximately $5 billion on behalf of some 184,000 investors in The Montgomery Funds. Montgomery may rely on the expertise, research and resources of Commerzbank AG and its worldwide affiliates in managing the Portfolio.


Montgomery U.S. Select 20 Portfolio

[photo] ANDREW PRATT, CFA, Portfolio Manager and Principal

o   Montgomery U.S. Select 20 Portfolio

Mr. Pratt joined Montgomery in 1993 as part of the Growth Equity team, responsible for managing the Montgomery Growth and U.S. Emerging Growth Funds. In 2000 he became portfolio manager of the U.S. Select 20 Portfolio. In addition, he has been managing U.S. equity portfolios for institutional clients. Prior to joining Montgomery, Mr. Pratt was with Hewlett-Packard as an equity analyst covering a variety of industry groups. While at HP he also managed a portfolio of small-cap technology companies and researched private placement and venture capital investments. Mr. Pratt holds a Bachelor of Business Administration degree from the University of Wisconsin and a Master of Science degree in Finance from Boston College. He is a Chartered Financial Analyst.


Management Fee and Operating Expense Limits

The table below shows the management fee rate actually paid to Montgomery  Asset
Management over the past fiscal year and the contractual limits on total operating expenses for the Portfolio. The management fee amount shown may vary from year to year, depending on actual expenses. Actual fee rates may be greater than contractual rates to the extent Montgomery recouped previously deferred fees during the fiscal year.



                                                                                   LOWER OF TOTAL
                                                                                  EXPENSE LIMIT OR
                                                          MANAGEMENT FEES      ACTUAL TOTAL EXPENSES
STOCK SOLUTIONS PORTFOLIO                                  (annual rate)           (annual rate)
------------------------------------------------------------------------------ -----------------------
Montgomery U.S. Select 20 Portfolio                            0.49%                   1.40%



Additional Investment Strategies and Related Risks


Defensive Investments

At the discretion of its portfolio manager, the Portfolio may invest up to 100% of its assets in cash for temporary defensive purposes. Although the Portfolio is not required or expected to take such a defensive posture, such an unlikely stance may help the Portfolio minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Portfolio may not achieve its investment objective. For example, should the market advance during this period, the Portfolio may not participate as much as it would have if it had been more fully invested.


Portfolio Turnover

The Portfolio's manager will sell a security when he believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commission paid to brokers and other transaction costs. By selling a security, the Portfolio may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Portfolio's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Portfolio's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more, as is expected for the Portfolio, is considered high.



Internet Risks

An interruption in transmissions over the Internet generally, or a problem in the transmission of www.montgomeryfunds.com in particular, could result in a delay or interruption in your ability to access our Web site, to place purchase or sale orders with the Portfolio, to receive certain shareholder information electronically or otherwise to interact with the Portfolio.


Interactive Fund Risks

Montgomery intends to post Portfolio holdings every week, which could pose the risk of investors using such information to the detriment of the Portfolio. To mitigate this potential risk, the information will be provided only to the Portfolio's current shareholders and will be posted on a time-delayed basis of approximately two weeks.


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. Past performance of individual securities, as well as that of the Portfolio, is no guarantee of future results.

                                                            FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS


The   financial   highlights   table  is
intended to help you understand the Portfolio's performance for the period shown.

The following  selected  per-share  data
and ratios for the period ended June 30,
2000,        were       audited       by
PricewaterhouseCoopers LLP. Their August
18,  2000,  report  appears  in the 2000
Annual Report of the Portfolio.

The total return figure in the table represents the rate an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).
[table]


                                                       Montgomery U.S. Select 20 Portfolio

                                                           Fiscal Year Ended June 30,
Selected Per-Share Data for the Period Ended:                        2000(a)
----------------------------------------------------------------------------------------------

Net Asset Value - Beginning of Period                                 $10.00

  Net investment income/(loss)                                          0.00#

  Net realized and unrealized gain/(loss)
  on investments                                                        1.53

  Net increase/(decrease) in net assets
  resulting from investment operations                                  1.53

  Distributions:
    Dividends from net investment income                                --
    Dividends in excess of net investment income                        --
    Distributions from net realized capital gains                       --
    Distributions in excess of net realized
    capital gains                                                       --
    Distributions from capital                                          --

  Total distributions                                                   --


  Net Asset Value - End of Period                                     $11.53
==============================================================================================

  Total Return**
                                                                       15.30%

Ratios to Average Net Assets/Supplemental Data

  Net assets, end of period (in 000s)                                 $3,346

  Ratio of net investment income/(loss) to average
  net assets                                                           (0.08)%+

  Net investment income/(loss) before deferral
  of fees by Manager                                                   ($0.13)

  Portfolio turnover rate                                              247%

  Expense ratio including interest and tax expenses                    1.40%+

  Expense ratio before deferral of fees by
  Manager including interest and tax expenses                          4.37%+

  Expense ratio excluding interest and tax expenses                     1.40%+

(a) The Montgomery U.S. Select 20 Portfolio commenced operations on December 31, 1999.

#     Amount represents less than $0.01 per share.

**    Total return represents  aggregate  total return for the period indicated.

+     Annualized.


[table]
Investment Options

To open a new account, complete and mail the New Account application included with this prospectus ($2,500 minimum), or complete an application online by accessing www.montgomeryfunds.com ($1,000 minimum).
--------------------------------------------------------------------------------

Purchase  and  redemption  requests          o  Buy,  sell or  exchange  shares
received  after  1:00 P.M.  Pacific             online*   Go  to  the   Account
time (4:00 P.M.  eastern time) will             Access          area         of
be   executed   at  the   following             www.montgomeryfunds.com. Follow
business day's closing price.  Once             the  instructions  to  log  in,
a trade  is  placed,  it may not be             then    look   for   the   View
altered or canceled.                            Details/Transact button next to
                                                your U.S.  Select 20 account to
                                                buy, sell or exchange.
Checks should be made payable to:
The Montgomery Funds
                                             o  Buy, sell or exchange shares by
                                                phone*
The minimum  initial  investment is             Call us at 800.572.FUND [3863].
$2,500  for the  Portfolio,  unless             Press  (1)  for  a  shareholder
you use an application printed from             service  representative.  Press
www.montgomeryfunds.com,  in  which             (2)    for    our     automated
case the  minimum  is just  $1,000.             Montgomery Star System.
The minimum  subsequent  investment
is $100.
                                             o  Buy or sell shares by mail
                                                Mail  buy/sell   order(s)  with
For   assistance   e-mail   us   at             your  check:
feedback@montgomeryasset.com,    or             By regular mail:
call 800.572.FUND [3863].                       The  Montgomery  Funds
                                                c/o DST Systems, Inc.
                                                P.O. Box 219073
Currently,  an  investment  in this             Kansas City, MO 64121-9073
Portfolio  can be made only through
The Montgomery  Funds.  Please call
for   information  on  availability             By   express    or    overnight
through third parties.                          service:
                                                The  Montgomery  Funds
                                                c/o DST Systems, Inc.
Once your  account is  established,             210 West 10th Street, 8th Floor
you can:                                        Kansas City, MO 64105-1614


 o  Gain exclusive  access View all          o  Buy or sell  shares  by  wiring
    stocks in the  Montgomery  U.S.             funds
    Select 20 Portfolio  along with             To: State Street Bank and Trust
    the     portfolio     manager's             Company
    buy-and-sell    decisions   and             ABA #101003621
    more. Go to the Account  Access             For: DST Systems, Inc.
    area                         of             Account #7526601
    www.montgomeryfunds.com. Follow             Attention: The Montgomery Funds
    the  instructions  to  create a             For credit to:  [shareholder(s)
    PIN and log in,  then  look for             name]
    the Stock Solutions button next             Shareholder   account   number:
    to your U.S. Select 20 account.             [shareholder(s) account number]
                                                Name of Portfolio:  [Montgomery
                                                Portfolio name]




*To have shares automatically debited from or deposited to your bank account, you must have our Electronic Link activated. (See page __ for instructions.)

                                                             ACCOUNT INFORMATION
[Table]
www.montgomeryfunds.com


Manage your Stock Solutions account online. The Account Access area of www.montgomeryfunds.com offers free, secure around-the-clock access to your Montgomery Stock Solutions Portfolio.


At www.montgomeryfunds.com Montgomery Stock Solutions shareholders can:



o   View   Portfolio   holdings  24         o   View  the most  recent  account
    hours a day                                 activity  and up to 160 records
                                                of account  history  within the
o   Track   statistics  on  current             past two years
    holdings   including   previous
    close,   day's  high  and  low,         o   View tax summaries
    trading volume and more
                                            o   View  current  versions  of the
o   View  stock  charts  that  plot             Portfolio's prospectus,  annual
    Portfolio    holdings   against             and semiannual  reports,  proxy
    indices    as   well   as   the             statements,  quarterly  account
    competition                                 statements       and      other
                                                shareholder information
o   Read  the  portfolio  manager's
    rationale for the  buy-and-sell         o   Order duplicate  statements and
    decisions                                   tax forms


o   Check current account balances          o   Change address of record

o   Buy, exchange or sell shares


Access your Stock Solutions account online today. Simply click on the Account Access tab and follow the simple steps to create a secure personal identification number (PIN). Once you have logged in, look for the Stock Solutions button next to your U.S Select 20 account for Portfolio holdings and investment details. Click the View Details/Transact button to get your account-specific details or to transact online. Please note "Internet Risks" and "Interactive Fund Risks" (page __).


For your protection this secure area of our Web site requires the use of browsers with 128-bit encryption. If you are not sure what level of security your browser supports, click on our convenient browser check.




[clipart]

--------------------------------------------------------------------------------

What You Need to Know About Your Montgomery Account


You pay no sales charge to invest in Stock Solutions. The minimum initial investment is $2,500 unless you use an application from our Web site or exchange into the Portfolio online. In that case, the minimum is just $1,000. The minimum subsequent investment is $100. Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars.

     We must receive payment from you within three business days of your purchase. In addition, the Portfolio and the Distributor each reserve the right to reject all or part of any purchase.

     From time to time, Montgomery may close and reopen the Portfolio to new investors at its discretion. Shareholders who maintain open accounts that meet the minimum required balance of $1,000 in the Portfolio when it closes may make additional investments in it. If the Portfolio is closed and you redeem your total investment in it, your account will be closed and you will not be able to make any additional investments in the Portfolio. The Montgomery Funds reserves the right to close or liquidate the Portfolio at its discretion.

Becoming a Montgomery Stock Solutions Shareholder

To open a new account:

 o Online Go to www.montgomeryfunds.com. Complete the online Stock Solutions New Account application and then print, sign and mail it with a check payable to The Montgomery Funds to the appropriate address (see sidebar on this page). You can also open a new account online by exchanging at least $1,000 from an existing account into the Montgomery U.S. Select 20 Portfolio.

 o By Mail Send your signed, completed application (included with this prospectus or printed from www.montgomeryfunds.com), with a check payable to The Montgomery Funds, to the appropriate address. Your check must be in U.S. dollars and drawn on a bank located in the United States. Dividends do not accrue until your check has cleared. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

 o By Wire Call us at 800.572.FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name and the amount you want to invest in the Montgomery U.S. Select 20 Portfolio. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:


State Street Bank and Trust Company
ABA #101003621
For: DST Systems, Inc.


and include the following:


Account #7526601
Attention: The Montgomery Funds
For credit to: [shareholder(s) name]
Shareholder Account Number:
[shareholder(s) account number]
Name of Portfolio: [Montgomery Portfolio name]


Please note that your bank may charge a wire transfer fee.

 o By Phone To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your new purchase must meet the investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from your account if we do not receive payment within that time.


                                        [sidebar]
                                        Getting Started

                                        To  invest,  complete  and  send the New
                                        Account  application  enclosed with this
                                        prospectus  or complete,  print and sign
                                        the           application           from
                                        www.montgomeryfunds.com. Enclose a check payable to The Montgomery Funds.

                                        Regular Mail
                                        The Montgomery Funds
                                        c/o DST Systems, Inc.
                                        P.O. Box 219073
                                        Kansas City, MO 64121-9073

                                        Express Mail or Overnight Courier
                                        The Montgomery Funds
                                        c/o DST Systems, Inc.
                                        210 West 10th Street
                                        8th Floor
                                        Kansas City, MO 64105-1614

                                        Foreign Investors:

                                        Foreign citizens and resident aliens of the United States living abroad may not invest in Stock Solutions.


How Portfolio Shares Are Priced

How and when we calculate the Portfolio's price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate the Portfolio's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Portfolio's investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes.

     We calculate the Portfolio's NAV after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on days on which the NYSE is closed for trading. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. eastern time on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Portfolio's NAV are provided in the Statement of Additional Information (SAI).

[sidebar]
Trading Times
Whether buying, exchanging or selling shares, transaction requests received after 1:00 P.M. Pacific time (4:00 P.M.
eastern time) will be executed at the next business day's closing price.

Buying Additional Shares

 o Online To buy shares online, you must first set up an Electronic Link. Then visit our Web site, www.montgomeryfunds.com, where you can purchase up to $25,000 per day in additional shares of the Montgomery U.S. Select 20 Portfolio, unless they are held in a retirement account. Once in the secure Account Access area, you will be asked to confirm that you have read the appropriate prospectus. The Portfolio's current prospectus will be readily available for viewing and printing on our Web site. The cost of the shares will be automatically deducted from your bank account.

 o By Mail Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds. Or mail a check with a signed letter noting the Montgomery U.S. Select 20 Portfolio, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

 o By Phone Current shareholders are automatically eligible to buy shares by phone. To buy shares in the Portfolio or to open a new account, call 800.572.FUND [3863]. Shares for IRAs may not be purchased by phone. Telephone purchases can be made for up to five times your account value as of the previous day.

     We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

o Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account)

o   Send us a check by overnight or second-day courier service

o Instruct your bank to wire money to our affiliated bank using the information in "Becoming a Montgomery Stock Solutions Shareholder" (page __)

 o By Wire There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information under "Becoming a Montgomery Stock Solutions Shareholder" (page __)

Exchanging Shares

You may exchange shares of the Portfolio for shares in the same class of another Fund, in accounts with the same registration, Taxpayer Identification Number and address. The minimum initial investment is $1,000. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes.
You may exchange shares online at www.montgomeryfunds.com or by phone at 800.572.FUND [3863].


Other Exchange Policies

 o  We will process your exchange order at the next-calculated NAV.

 o You may exchange shares only if the Portfolio is qualified for sale in your state. Call 800.572.FUND [3863] for information on availability in your state. You may not exchange shares in the Portfolio for shares of another Montgomery Fund that is currently closed to new shareholders unless you are already a shareholder in the closed Fund.

 o Because excessive exchanges can harm the Portfolio's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of the Montgomery U.S. Select 20 Portfolio during a 12-month period. We may also refuse an exchange into the Portfolio from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same Taxpayer Identification Number will be counted together).

Our Electronic Link program allows us to automatically debit or credit your bank account for transactions made by phone or online. To take advantage of this service, simply mail us a voided check or preprinted deposit slip from your bank account along with a request to establish an Electronic Link.

 o We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of the Portfolio's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

 o We reserve the right to refuse exchanges into the Portfolio by any person or group if, in our judgment, the Portfolio would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.

 o Any redemption fees will apply to exchanges or redemptions out of the Portfolio.

Selling Shares


You may sell some or all of your U.S. Select 20 Portfolio shares on days that the New York Stock Exchange is open for trading. Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.


     Your shares will be sold at the next NAV we calculate for the Portfolio after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Shares purchased by check will be priced upon receipt of your order, but proceeds may not be paid until your check clears, which may take up to 15 days after the purchase date. Within this 15-day period, you may choose to exchange into a Montgomery Money Market Fund provided you have received and read the prospectus for that Fund.


     Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

o For shares sold by wire, a $10 wire transfer fee will be deducted directly from your proceeds.

o For redemption checks requested by Federal Express, a $10 fee will be deducted directly from the redemption proceeds.


    In  accordance  with the rules of the  Securities  and  Exchange  Commission
(SEC),  we  reserve  the  right  to  suspend   redemptions  under  extraordinary
circumstances.

    Shares can be sold in several ways:

 o Online You may accept or decline Internet redemption privileges on your New Account application. If you accept, you can sell up to $50,000 in shares in a regular account in the Account Access section of www.montgomeryfunds.com. For more information about our Internet policies, see "Internet and Telephone Transactions" (page __).

 o By Phone You may accept or decline telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through one of our shareholder service representatives or through our automated Star System at 800.572.FUND [3863]. You may not buy or sell shares in a retirement account by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee. For more information about our telephone transaction policies, see "Internet and Telephone Transactions" (page __).

 o By Mail Send us a letter including your name, Montgomery account number, the Portfolio from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter in the same way your account is registered. If you have a joint account, all account holders must sign the letter.

    If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers member firms.

    If you want to wire your redemption proceeds but do not have a predesignated bank account, include a preprinted, voided check or deposit slip. If you do not have a preprinted check, please send a signature-guaranteed letter along with your bank instructions. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion. Call 800.572.FUND [3863] for more details.


                                       [sidebar]
                                       Shareholder service is available Monday through Friday from 6:00 A.M. to 4:00 P.M. Pacific time.


                                       Shareholders   can  get  information  or
                                       perform transactions around-the-clock at www.montgomeryfunds.com or through the Montgomery Star System.


 o Redemption Fee The redemption fee is intended to compensate the Portfolio for the increased expenses to longer-term shareholders and the disruptive effect on the Portfolio caused by short-term investments. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. The Portfolio will retain the fee charged.

Other Policies

Minimum Account Balances

Due to the cost of maintaining small accounts, we require a minimum account balance of $1,000. If your account balance falls below that amount for any reason, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interest of all our shareholders.

Expense Limitations

Montgomery Asset Management may reduce its management fees and absorb expenses in order to maintain total operating expenses (excluding interest, taxes and dividend expenses) for the Portfolio below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Portfolio remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

Uncashed Redemption Checks

If you receive your Portfolio redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at 800.572.FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and not for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

Transaction Confirmation

If you notice any errors on your confirmation, you must notify Montgomery of such errors within 30 days following mailing of that confirmation. Montgomery will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.

Internet and Telephone Transactions

By buying or selling shares over the Internet or by phone, you agree to reimburse the Portfolio for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your Internet and telephone transaction privileges.

     The shares you purchase over the Internet or by phone will be priced at the first net asset value we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Portfolio as a result.

     Please note that we cannot be held liable for following instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

o   Recording certain calls

o Requiring an authorization number or other personal information not likely to be known by others

o   Sending a transaction confirmation to the investor

  The Portfolio and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent Internet or telephone transactions only if we have not followed these reasonable procedures.

     We reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language over the phone or misused the Internet or phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

     If you notify us that your address has changed, we will temporarily suspend your Internet and telephone redemption privileges until 30 days after your notification to protect you and your account. We require that all redemption requests made during this period to be in writing with a signature guarantee.

     Shareholders may experience delays in exercising Internet or telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

o   Using the automated Star System

o   By overnight courier

o   By telegram

You may discontinue Internet or phone privileges at any time.

[sidebar]

OUR PARTNERS

As a Montgomery shareholder, you may see
the names of our  partners  on a regular
basis.  We all work  together  to ensure
that  your   investments   are   handled
accurately and efficiently.

Funds Distributor,  Inc., located in New
York City and Boston, distributes the Portfolio.

DST  Systems,  Inc.,  located  in Kansas
City,   Missouri,   is  the  Portfolio's
Master   Transfer   Agent.  It  performs
certain   recordkeeping  and  accounting
functions for the Portfolio.


State  Street  Bank  and  Trust  Company
(formerly   Investors   Fiduciary  Trust
Company),  also  located in Kansas City,
Missouri,  assists  DST  Systems,  Inc.,
with    certain     recordkeeping    and
accounting functions for the Portfolio.



Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

     Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Portfolio pays to them may be subject to up to 30% withholding instead of backup withholding.

                                        [sidebar]
                                        INVESTMENT MINIMUMS

                                        The minimum initial investment is $1,000 for the Portfolio when using an online application. Otherwise it is $2,500. The minimum subsequent investment is $100.


After You Invest

Taxes

IRS rules require that the Portfolio distributes all of its net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates, depending on the length of time the Portfolio holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status. The Portfolio's distributions, whether received in cash or reinvested, may be taxable. Any redemption of the Portfolio's shares or any exchange of the Portfolio's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

     Additional information about tax issues relating to the Portfolio can be found in our Statement of Additional Information, available free by calling
800.572.FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Portfolio.

Dividends and Distributions

As a shareholder in the Montgomery U.S. Select 20 Portfolio, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to all shareholders who maintain accounts with the Portfolio as of its "record date."

     If you would like to receive dividends and distributions in cash, indicate that choice on your New Account application. Otherwise, the distribution will be reinvested in additional Portfolio shares.

Keeping You Informed

After you invest you will receive, either by regular mail or electronically, our Meet Montgomery Guide, which includes more information about buying, exchanging and selling shares in the Portfolio. It also describes in more detail useful tools for investors such as the Montgomery Star System and online transactions.


                                     INCOME Dividends                       CAPITAL GAINS
Montgomery U.S. Select 20      Declared and paid in the last         Declared and paid in the last
Portfolio                      quarter of each calendar year*        quarter of each calendar year*

*Following its fiscal year end (June 30), the Portfolio may make additional distributions to avoid the imposition of a tax.


     During the year we will also send you, either by mail or electronically, the following communications:

o   Confirmation statements

o   Account statements, sent after the close of each calendar quarter

o Annual and semiannual reports, sent approximately 60 days after June 30 and December 31

o   1099 tax form, sent by January 31

o   5498 tax form, sent by May 31

o   Annual updated prospectus, sent to existing shareholders in the fall


     To save you money, we send only one copy of each shareholder report or other mailings to your household if you hold accounts under common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies. You also have the option of receiving the shareholder report or other mailings electronically to the extent Montgomery can provide it. Your consent to receive these materials electronically is effective until further notice by Montgomery or revocation by you.

                                        [sidebar]

                                        HOW TO AVOID "BUYING A DIVIDEND"

                                        If you plan to purchase shares in the Portfolio, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of the Portfolio just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Portfolio in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Portfolio's appreciation.

The best place to get information about the Montgomery U.S. Select 20 Portfolio is online at www.montgomeryfunds.com. You can also find more information about the Portfolio's investment policies in the Statement of Additional Information
(SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at 800.572. FUND [3863]. You can review and copy further information about the Portfolio, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room, please call 202.942.8090. Reports and other information about the Portfolio are available at the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009, or e-mailing the SEC at publicinfo@sec.gov.

You can also find further information about the Portfolio in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Portfolio's performance during its most recent fiscal period. To request a copy of the most recent annual or semiannual report, please call us at 800.572.FUND [3863], option 3, or visit www.montgomeryfunds.com.


Corporate Headquarters:
The MONTGOMERY Funds
101 California Street
San Francisco, CA 94111-9361
800.572.FUND [3863]
wwwmontgomeryfunds.com


                                SEC File Nos.:  The Montgomery Funds    811-6011


                                                  Funds Distributor, Inc.  10/00






Owl logo(R)
The MONTGOMERY FundsSM
Invest wisely.(R)




--------------------------------------
     www.montgomeryfunds.com
      (800) 572.FUND [3863]
--------------------------------------

      ---------------------------------------------------------------------

                                     PART B

                COMBINED STATEMENT OF ADDITIONAL INFORMATION FOR
                                CLASS R SHARES OF

                             MONTGOMERY GROWTH FUND
                         MONTGOMERY MID CAP 20 PORTFOLIO
                      MONTGOMERY U.S. EMERGING GROWTH FUND
                            MONTGOMERY SMALL CAP FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
                         MONTGOMERY GLOBAL 20 PORTFOLIO
                      MONTGOMERY GLOBAL COMMUNICATIONS FUND
                        MONTGOMERY EMERGING MARKETS FUND
                          MONTGOMERY EMERGING ASIA FUND
                        MONTGOMERY TOTAL RETURN BOND FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                     MONTGOMERY GOVERNMENT MONEY MARKET FUND
              MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                    MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND
                     MONTGOMERY FEDERAL TAX-FREE MONEY FUND

                                       AND

                       OTHER SERIES OF ANOTHER REGISTRANT


                                       AND

                         CLASS P SHARES OF CERTAIN FUNDS

      ---------------------------------------------------------------------

--------------------------------------------------------------------------------
                              THE MONTGOMERY FUNDS

                             MONTGOMERY GROWTH FUND
                         MONTGOMERY MID CAP 20 PORTFOLIO
                      MONTGOMERY U.S. EMERGING GROWTH FUND
                            MONTGOMERY SMALL CAP FUND
                            MONTGOMERY BALANCED FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                      MONTGOMERY INTERNATIONAL 20 PORTFOLIO
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
                         MONTGOMERY GLOBAL 20 PORTFOLIO
                        MONTGOMERY GLOBAL LONG-SHORT FUND
                      MONTGOMERY GLOBAL COMMUNICATIONS FUND
                        MONTGOMERY EMERGING MARKETS FUND
                    MONTGOMERY EMERGING MARKETS 20 PORTFOLIO
                          MONTGOMERY EMERGING ASIA FUND
                        MONTGOMERY TOTAL RETURN BOND FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                     MONTGOMERY GOVERNMENT MONEY MARKET FUND
              MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                    MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND
                     MONTGOMERY FEDERAL TAX-FREE MONEY FUND


                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                October 31, 2000


         The Montgomery Funds and The Montgomery Funds II are open-end management investment companies organized, respectively, as a Massachusetts and a Delaware business trust (together, the "Trusts"), each having different series of shares of beneficial interest. Each of the above-named funds is a series of The Montgomery Funds, with the exception of the Montgomery Balanced Fund, Montgomery Global Long-Short Fund and Montgomery Emerging Markets 20 Portfolio, which are series of The Montgomery Funds II (each a "Fund" and, collectively, the "Funds"). This Statement of Additional Information contains information in addition to that set forth in the combined prospectus for the Class R shares for all Funds dated October 31, 2000, and that set forth in the combined prospectuses for the Class P shares of certain Funds dated October 31, 2000, as those prospectuses may be revised from time to time (in reference to the appropriate Fund or Funds, the "Prospectuses"). The Prospectuses may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with a Prospectus. The Annual Report to Shareholders for each Fund for the fiscal year ended June 30, 2000 is incorporated by reference to this Statement of Additional Information and also may be obtained without charge as noted above.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

STATEMENT OF ADDITIONAL INFORMATION...........................................1

THE TRUSTS....................................................................3

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS...............................4

RISK FACTORS.................................................................28

INVESTMENT RESTRICTIONS......................................................32

DISTRIBUTIONS AND TAX INFORMATION............................................39

TRUSTEES AND OFFICERS........................................................44

INVESTMENT MANAGEMENT AND OTHER SERVICES.....................................47

EXECUTION OF PORTFOLIO TRANSACTIONS..........................................57

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................60

DETERMINATION OF NET ASSET VALUE.............................................62

PRINCIPAL UNDERWRITER........................................................64

PERFORMANCE INFORMATION......................................................65

GENERAL INFORMATION..........................................................70

FINANCIAL STATEMENTS.........................................................81

Appendix.....................................................................82

                                   THE TRUSTS

         The Montgomery Funds is an open-end management investment company organized as a Massachusetts business trust on May 10, 1990, and The Montgomery Funds II is an open-end management investment company organized as a Delaware business trust on September 10, 1993. Both are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trusts currently offer shares of beneficial interest, $0.01 par value per share, in various series. Each series offers three classes of shares (Class R, Class P and Class L, except for the Global Long-Short Fund which offers Class R, Class B and Class C). This Statement of Additional Information pertains to the following series of The Montgomery Funds:

o         Montgomery Growth Fund (the "Growth Fund");

o         Montgomery Mid Cap 20 Portfolio (the "Mid Cap 20 Portfolio");

o         Montgomery U.S. Emerging Growth Fund (the "U.S. Emerging Growth Fund);

o         Montgomery Small Cap Fund (the "Small Cap Fund");


o         Montgomery   International  Growth  Fund  (the  "International  Growth
          Fund");

o         Montgomery   International   20  Portfolio  (the   "International   20
          Portfolio")

o         Montgomery  Global  Opportunities  Fund  (the  "Global   Opportunities
          Fund");


o         Montgomery Global 20 Portfolio (the "Global 20 Portfolio");

o         Montgomery  Global  Communications  Fund (the  "Global  Communications
          Fund");

o         Montgomery Emerging Markets Fund (the "Emerging Markets Fund");

o         Montgomery Emerging Asia Fund (the "Emerging Asia Fund");

o         Montgomery Total Return Bond Fund (the "Total Return Bond Fund");

o         Montgomery  Short  Duration  Government  Bond  Fund (the  "Short  Bond
          Fund");

o         Montgomery Government Money Market Fund (the "Government Money Fund");

o Montgomery California Tax-Free Intermediate Bond Fund (the "California Intermediate Bond Fund");

o         Montgomery  California  Tax-Free  Money  Fund (the  "California  Money
          Fund");

o         Montgomery Federal Tax-Free Money Fund (the "Federal Money Fund");

          as well as three series of The Montgomery Funds II:

o         Montgomery Balanced Fund (the "Balanced Fund");

o         Montgomery Global Long-Short Fund (the "Global Long-Short Fund"); and

o Montgomery Emerging Markets 20 Portfolio (the "Emerging Markets 20 Portfolio," prior to 10/00, called the "Montgomery Emerging Markets Focus Fund").

         Throughout this Statement of Additional Information, certain Funds may be referred to together using the following terms: the Growth, U.S. Emerging Growth, Small Cap and Balanced Funds and the Mid Cap 20 Portfolio as the "U.S. Equity Funds"; the International Growth, Global Opportunities, Global Long-Short, Global Communications, Emerging Markets, and Emerging Asia Funds and the International 20, Global 20 and Emerging Markets 20 Portfolios, as the "International and Global Equity Funds"; the Total Return Bond, Short Bond and California Intermediate Bond Funds as the "Fixed-Income Funds"; the California Intermediate Bond, California Money and Federal Money Funds as the "Tax-Free Funds"; the Government Money, California Money and Federal Money Funds as the "Money Market Funds"; and all of the Funds other than the Tax-Free Funds as the "Taxable Funds."

         Note that the two Trusts share responsibility for the accuracy of the Prospectuses and this Statement of Additional Information, and that each Trust may be liable for misstatements in the Prospectuses and the Statement of Additional Information that relate solely to the other Trust.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

         The Funds are managed by Montgomery Asset Management, LLC (the "Manager") and their shares are distributed by Funds Distributor, Inc. (the "Distributor"). The investment objectives and policies of the Funds are described in detail in the Prospectuses. The following discussion supplements the discussion in the Prospectuses.


         Each Fund is a diversified series, except for the Tax-Free Funds, the International 20 Portfolio, the Global 20 Portfolio and the Mid Cap 20
Portfolio, which are nondiversified series of The Montgomery Funds. The achievement of each Fund's investment objective will depend upon market conditions generally and on the Manager's analytical and portfolio management skills.


         The Balanced Fund is a fund-of-funds. Other than U.S. government securities, the Balanced Fund does not own securities of its own. Instead, the Balanced Fund invests its assets in a number of funds in The Montgomery Funds family (each, an "Underlying Fund"). Investors of the Balanced Fund should therefore review the discussion in this Statement of Additional Information that relates to each Underlying Fund of the Balanced Fund.

Alternative Structures

         Each Fund has reserved the right, if approved by the Board of Trustees, to convert to a "master/feeder" structure. In this structure the assets of mutual funds with common investment objectives and similar parameters are combined in a pool, rather than being managed separately. The individual Funds are known as "feeder" funds and the pool as the "master" fund. Although combining assets in this way allows for economies of scale and other advantages, this change will not affect the investment objectives, philosophies or disciplines currently employed by the Funds and the Manager. A Fund proposing to convert to this structure would notify its shareholders before it took any such action. As of the date of this Statement of Additional Information, no Fund has proposed instituting this alternative structure.

Special Investment Strategies and Risks

         Certain of the Funds have special investment policies, strategies and risks in addition to those discussed in the Prospectus, as described below.

         Montgomery Emerging Asia Fund. The Emerging Asia Fund invests primarily in "emerging Asian companies." This Fund considers a company to be an emerging Asian company if its securities are principally traded in the capital market of an emerging Asian country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging Asian countries or from sales made in such emerging Asian countries, regardless of where the securities of such company are primarily traded; or it is organized under the laws of, and with a principal office in, an emerging Asian country.

         Investing in Asia involves special risks. Emerging Asian countries are in various stages of economic development, with most being considered emerging markets. Each country has its unique risks. Most emerging Asian countries are heavily dependent on international trade. Some have prosperous economies but are sensitive to world commodity prices. Others are especially vulnerable to recession in other countries. Some emerging Asian countries have experienced rapid growth, although many suffer from obsolete financial systems, economic problems or archaic legal systems. The Fund may invest in certain debt securities issued by the governments of emerging Asian countries that are, or may be eligible for, conversion into investments in emerging Asian companies under debt conversion programs sponsored by such governments. The Fund deems securities that are convertible to equity investments to be equity-derivative securities.

         The Emerging Asia Fund concentrates its investments in companies that have their principal activities in emerging Asian countries. Consequently, the Fund's share value may be more volatile than that of investment companies not sharing this geographic concentration. The value of the Fund's shares may vary in response to political and economic factors affecting issuers in emerging Asian countries. Although the Fund normally does not expect to invest in Japanese companies, some emerging Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. Many of the emerging Asian countries are developing both economically and politically. Emerging Asian countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Some emerging Asian countries restrict the extent to which foreigners may invest in their securities markets. Securities of issuers located in some emerging Asian countries tend to have volatile prices and may offer significant potential for loss as well as gain. Further, certain companies in emerging Asia may not have firmly established product markets, may lack depth of management or may be more vulnerable to political or economic developments such as nationalization of their own industries.

         Montgomery Global Communications Fund. The Global Communications Fund defines a "communications company" as a company engaged in the development, manufacture or sale of communications equipment or services that derived at least 50% of either its revenues or earnings from these activities, or that devoted at least 50% of its assets to these activities, based on the company's most recent fiscal year.

         The Global Communications Fund's portfolio management believes that worldwide demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information will continue to grow in the future. It also believes that the global trend appears to be toward lower costs and higher efficiencies resulting from combining communications systems with computers, and, accordingly, the Fund may invest in companies engaged in the development of methods for using new technologies to communicate information as well as companies using established communications technologies.

         The Global Communications Fund may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. The Global Communications Fund invests in companies that, in the opinion of the Manager, have potential for above-average, long-term growth in sales and earnings on a sustained basis and that are reasonably priced. The Manager considers a number of factors in evaluating potential investments, including a company's per-share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages and disadvantages; research, product development and marketing; development of new technologies; service; pricing flexibility; quality of management; and general operating characteristics.

         The Global Communications Fund may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, the Global Communications Fund invests in at least three different countries, which may include the United States, but no country other than the United States may represent more than 40% of its assets. A significant portion of the Global Communications Fund's assets are invested in the securities of foreign issuers, because many attractive investment opportunities, including many of the world's communications companies, are outside the United States.

         Montgomery Global Long-Short Fund. This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in this Fund may be more volatile than investments in other mutual funds. This Fund may not be an appropriate investment for conservative investors.

         The Global Long-Short Fund's investment objective is to seek capital appreciation. Under normal conditions, this Fund seeks to achieve its objective by investing at least 65% of its total assets in long and short positions in equity securities of publicly traded companies of any size worldwide. This Fund measures short sale exposure by the current market value of the collateral used to secure the short sale positions. Any income derived from dividends and interest will be incidental to this Fund's investment objective. Investors should note that this Fund uses an approach different from the traditional long-term investment approach of most other mutual funds. The use of borrowing and short sales may cause the Fund to have higher expenses (especially interest expenses and dividend expenses) than those of other equity mutual funds. Like all mutual funds, there can be no assurance that the Fund's investment objective will be attained.

         This Fund may employ margin leverage and engage in short sales of securities it does not own. This Fund also may use options and financial indices for hedging purposes and/or to establish or increase its long or short positions. This Fund invests primarily in common stocks (including depositary receipts) but also may invest in other types of equity and equity-derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. This Fund may also invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. This Fund deems securities that are convertible to equity investments to be equity-derivative securities.

         Montgomery Global 20 Portfolio. The Global 20 Portfolio is a non-diversified mutual fund that typically invests in the securities of as few as 20 companies worldwide. No more than 40% of its assets, or two times its benchmark weight, whichever is greater, may be invested in any one country. Investments in companies based in the United States are not subject to this limit. No more than 30% of the assets of the Global 20 Portfolio may be invested in the stocks of companies based in the world's developing economies. Additionally, the Global 20 Portfolio may concentrate up to 35% of its total assets in the stocks of communications companies worldwide, including companies involved in telecommunications, broadcasting, publishing and the Internet, among other industries. Because the Global 20 Portfolio may invest a significant portion of its assets in a particular country or in the communications industry, its share value may be more volatile than that of mutual funds not sharing this geographic and/or industry concentration. Finally, to the extent that the Global 20 Portfolio may invest up to 30% of its assets in companies based in developing countries, shareholders may also be exposed to special risks. See "Risk Factors" below.

         Emerging Markets 20 Portfolio. The Emerging Markets 20 Portfolio does not intend to diversify its portfolio across a large number of emerging markets countries. Instead, the Fund's investment advisor's objective is to concentrate its investments in a small number of emerging markets countries (although it may invest in a number of companies in each selected country). Such a heavy concentration may make the Fund's net asset value extremely volatile and, if economic downturns or other events occur that adversely affect one or more of the countries the Fund invests in, such events' impact on the Fund will be more magnified than if the Fund did not have such a narrow concentration.

         Montgomery  Federal Money Fund,  California  Money Fund and  California
Intermediate Bond Fund. The Federal Money Fund seeks to, under normal conditions, achieve its objective by investing at least 80% of its net assets in municipal securities, the interest from which is, in the opinion of counsel to the issuer, exempt from federal income tax. The California Money Fund seeks to achieve its objective by investing at least 80% of its net assets in municipal securities and at least 65% of its net assets in debt securities, the interest from which is, in the opinion of counsel to the issuer, also exempt from California personal income taxes ("California municipal securities"). Under normal conditions, the California Intermediate Bond Fund seeks to achieve its objective by investing at least 80% of its net assets in California municipal securities. The California Money Fund and the California Intermediate Bond Fund are not suitable for investors who cannot benefit from the tax-exempt character of its dividends, such as IRAs, qualified retirement plans or tax-exempt entities.

         At least 80% of the value of the California Intermediate Bond Fund's net assets must consist of California municipal securities that, at the time of purchase, are rated investment grade, that is, within the four highest ratings of municipal securities (AAA to BBB) assigned by Standard & Poor's Corporation ("S&P"), (Aaa to Baa) assigned by Moody's Investors Service, Inc. ("Moody's"), or (AAA to BBB) assigned by Fitch Investor Services ("Fitch"); or have S&P's short-term municipal rating of SP-2 or higher, or a municipal commercial paper rating of A-2 or higher; Moody's short-term municipal securities rating of MIG-2 or higher, or VMIG-2 or higher or a municipal commercial paper rating of P-2 or higher; or have Fitch's short-term municipal securities rating of FIN-2 or higher or a municipal commercial paper rating of Fitch-2 or higher; or, if unrated by S&P, Moody's or Fitch, are deemed by the Manager to be of comparable quality, using guidelines approved by the Board of Trustees, but not to exceed 20% of the Fund's net assets. Debt securities rated in the lowest category of investment-grade debt may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher-grade bonds. There is no assurance that any municipal issuers will make full payments of principal and interest or remain solvent, however. For a description of the ratings, see the Appendix.

         The Federal Money and California Money Funds seek to maintain a stable net asset value of $1 per share in compliance with Rule 2a-7 under the Investment Company Act and, pursuant to procedures adopted under that Rule, limit their investments to those securities that the Board determines present minimal credit risks and have remaining maturities, as determined under the Rule, of 397 calendar days or less. These Funds also maintain a dollar-weighted average maturity of their portfolio securities of 90 days or less.

Portfolio Securities

         Depositary Receipts, Convertible Securities and Securities Warrants. The International and Global Equity Funds and the U.S. Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depository Receipts

("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Each such Fund may also invest in convertible securities and securities warrants.

         Other Investment Companies. Each Fund may invest in securities issued by other investment companies. Those investment companies must invest in securities in which the Fund can invest in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act require that a Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% (or 35% for the Money Market Funds) of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and
(b) either (i) a Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase.

         Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the International and Global Equity Funds to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The International and Global Equity Funds also may incur tax liability to the extent that they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.

         The U.S. Equity Funds, the International and Global Equity Funds and the Fixed-Income and Money Market Funds do not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, these Funds bear their ratable share of that investment company's expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

         Debt Securities. Each Fund may purchase debt securities that complement its objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 35% of the U.S. Equity Funds' and the International and Global Equity Funds' total assets. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy, which may be changed by the Board, each Fund may invest up to 5% of their total assets in debt securities rated lower than investment grade. Subject to this limitation, each of these Funds may invest in any debt security, including securities in default. After its purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund.

         Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of each Fund and will be limited to 5% of a Fund's total assets.

         In addition to traditional corporate, government and supranational debt securities, each of the International and Global Equity Funds may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, government entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

         U.S. Government Securities. Each Fund may invest a substantial portion, if not all, of its net assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including repurchase agreements backed by such securities ("U.S. government securities"). These Funds generally will have a lower yield than if they purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. government securities.

         Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Funds' shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest. The securities issued by these agencies are discussed in more detail later.

         Mortgage-Related Securities and Derivative Securities. The Fixed-Income and Money Market Funds may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

         Agency Mortgage-Related Securities. Investors in the Fixed-Income and Money Market Funds should note that the dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and the FHLMC. GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal

Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. government securities with comparable "lives" largely due to the risks associated with prepayment.

         Adjustable rate mortgage securities ("ARMS") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMS tends to lessen their interest rate sensitivity.

         The  Fixed-Income  and  Money  Market  Funds  consider  GNMA,  FNMA and
FHLMC-issued pass-through certificates, Collateralized Mortgage Obligations ("CMOs") and other mortgage-related securities to be U.S. government securities for purposes of their investment policies.

         Mortgage-Related Securities: Government National Mortgage Association. GNMA is a wholly owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

         Mortgage-Related Securities: Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

         Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

         Mortgage-Related Securities: Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

         The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

         Privately Issued Mortgage-Related Securities. Each Fixed-Income Fund may invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

         Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

         Each Fixed-Income Fund may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

         Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. The Short Bond Fund and Total Return Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may be very volatile.

         Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying adjustable-rate mortgage-related securities ("ARMS") reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments. For further discussion of the risks associated with mortgage-related securities generally.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         The Money Market Funds do not invest in SMBS, however, and the Total Return and Short Bond Funds limit their SMBS investments to 10% of total assets. The Total Return Bond and Short Bond Funds may invest in derivative securities known as "floaters" and "inverse floaters," the values of which vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

         Asset-Backed Securities. Each Fixed-Income Fund may invest up to 25% (5% for the other Funds) of its total assets in asset-backed securities. These are secured by and payable from pools of assets, such as motor vehicle installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Like mortgage-related securities, these securities are subject to the risk of prepayment.

         Variable Rate Demand Notes. Variable rate demand notes ("VRDNs") are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

         The   Tax-Free   Funds  also  may  invest  in  VRDNs  in  the  form  of
participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

         Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the Tax-Free Funds may invest in such VRDNs, the issuers or underlying institutions of which the Manager believes are creditworthy and satisfy the quality requirements of the Funds. The Manager periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

         During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. The Tax-Free Funds may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

         Structured Notes and Indexed Securities. The Funds may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         Municipal Securities. Because the Tax-Free Funds invest at least 80% of their total assets in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. government, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"), or exempt from federal and California personal income tax ("California Municipal Securities"), and the California Money Fund invests at least 65% of its total assets in California Municipal Securities, and may invest in Municipal Securities, these Funds generally will have a lower yield than if they primarily purchased higher yielding taxable securities, commercial paper or other securities with correspondingly greater risk. Generally, the value of the Municipal Securities and California Municipal Securities held by these Funds will fluctuate inversely with interest rates.

         General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

         Industrial Development Bonds. Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

         Participation Interests. The Tax-Free Funds may purchase from financial institutions participation interests in Municipal Securities, such as industrial development bonds and municipal lease/purchase agreements. A participation interest gives a Fund an undivided interest in a Municipal Security in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has approved as meeting the Board's standards, or, alternatively, the payment obligation will be collateralized by U.S. Government securities

         For certain participation interests, these Funds will have the right to demand payment, on not more than seven days' notice, for all or any part of their participation interest in a Municipal Security, plus accrued interest. As to these instruments, these Funds intend to exercise their right to demand payment only upon a default under the terms of the Municipal Securities, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of their investment portfolios. The California Intermediate Bond Fund will not invest more than 15% of its total assets and the California Money Fund will not invest more than 10% of its total assets in participation interests that do not have this demand feature, and in other illiquid securities.

         Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying Municipal Security may, without penalty, terminate its obligation to make payment. In such event, the holder of such security must look to the underlying collateral, which is often a municipal facility used by the issuer.

         Custodial Receipts. The Tax-Free Funds may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Securities that underlie the custodial receipts. A number of different arrangements are possible. In the most common custodial receipt arrangement, an issuer or a third party owning the Municipal Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts with different characteristics. In each case, however, payments on the two classes are based on payments received on the underlying Municipal
Securities. One class has the characteristics of a typical auction-rate security, having its interest rate adjusted at specified intervals, and its ownership changes based on an auction mechanism. The interest rate of this class generally is expected to be below the coupon rate of the underlying Municipal
Securities and generally is at a level comparable to that of a Municipal Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, although inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Security of comparable quality and maturity and their purchase by one of these Funds should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements and are subject to these Funds' limitation with respect to illiquid investments. The Tax-Free Funds also may purchase directly from issuers, and not in a private placement, Municipal Securities having the same characteristics as the custodial receipts.

         Tender Option Bonds. The Tax-Free Funds may purchase tender option bonds and similar securities. A tender option bond is a Municipal Security, generally held pursuant to a custodial arrangement, having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, coupled with an agreement of a third party, such as a bank, broker-dealer or other financial institution, granting the security holders the option, at periodic intervals, to tender their securities to the institution and receive their face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager, on behalf of a Tax-Free Fund, considers on a periodic basis the creditworthiness of the issuer of the underlying Municipal Security, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The California Intermediate Bond Fund will not invest more than 15% of its total assets and the California Money Fund more than 10% of its total assets in securities that are illiquid (including tender option bonds with a tender feature that cannot be exercised on not more than seven days' notice if there is no secondary market available for these obligations).

         Obligations with Puts Attached. The Tax-Free Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the securities' maturity date. Although an obligation with a put attached is not a put option in the usual sense, it is commonly known as a "put" and is also referred to as a "stand-by commitment." These Funds will use such puts in accordance with regulations issued by the Securities and Exchange Commission ("SEC"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. The Tax-Free Funds intend to take the position that they are the owners of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that stand-by commitments will be available to these Funds nor have they assumed that such commitments would continue to be available under all market conditions. There may be other types of municipal securities that become available and are similar to the foregoing described Municipal Securities in which these Funds may invest.

         Zero Coupon Bonds. The Fixed-Income and Money Market Funds may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The original issue discount on the zero coupon bonds must be included ratably in the income of the Fixed-Income and Money Market Funds as the income accrues even though payment has not been received.

These Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

         Privatizations. The International and Global Equity Funds may invest in privatizations. Foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation and these Funds may invest in privatizations. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

         Special Situations. The International and Global Equity Funds may invest in special situations. The Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance their capital appreciation potential. These Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board. These Funds do not invest more than 15% of their net assets in illiquid investments, including special situations.

Risk Factors/Special Considerations Relating to Debt Securities

         The International and Global Equity Funds may invest in debt securities that are rated below BBB by S&P, Baa by Moody's or BBB by Fitch, or, if unrated, are deemed to be of equivalent investment quality by the Manager. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, a Fund will invest no more than 5% of its assets in debt securities rated below Baa by Moody's or BBB by S&P, or, if unrated, of equivalent investment quality as determined by the Manager. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The net asset value of a Fund will reflect these changes in market value.

         Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

         Although such bonds may offer higher yields than higher-rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher-rated securities. The existence of limited markets for particular securities may diminish the ability of a Fund to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of that Fund.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objectives may, to the extent it invests in low-rated debt securities, be more dependent upon such credit analysis than would be the case if that Fund invested in higher-rated debt securities.

         Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated debt securities but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

Hedging and Risk Management Practices

         The International and Global Equity Funds and Total Return Fund typically will not hedge against the foreign currency exchange risks associated with their investments in foreign securities. Consequently, these Funds will be very sensitive to any changes in exchange rates for the currencies in which their foreign investments are denominated or linked. These Funds may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below, in connection with making an investment or, on rare occasions, to hedge against expected adverse currency exchange rate changes. Despite their very limited use, the Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Funds might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Funds.

         The Funds also may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Funds (except the Money Market Funds) also may purchase other types of options and futures and may write covered options.

         Forward Contracts. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

         A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

         In connection with a Fund's forward contract transactions, an amount of the Fund's assets equal to the amount of its commitments will be held aside or segregated to be used to pay for the commitments. Accordingly, a Fund always will have cash, cash equivalents or liquid equity or debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future regulate them, and the ability of a Fund to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by a Fund than if it had not entered into such contracts. A Fund generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

         Futures Contracts and Options on Futures Contracts. Except to the extent used by the Global Long-Short Fund, the Funds typically will not hedge against movements in interest rates, securities prices or currency exchange rates. The Funds (except the Money Market Funds) may still occasionally purchase and sell various kinds of futures contracts and options on futures contracts. These Funds also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.

         The Trusts have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that these Funds will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of that Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

         The Funds (other than the Money Market Funds) will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by these Funds or which they expect to purchase. When used, these Funds' futures transactions (except for the Global Long-Short Fund's transactions) generally will be entered into only for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect a Fund against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by these Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While these Funds' futures contracts on securities or currencies will usually be liquidated in this manner, a Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         By using futures contracts to hedge their positions, these Funds seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that these Funds propose to acquire. For example, when interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Fund can purchase futures contracts on a foreign currency to fix the price in U.S.
dollars of a security denominated in such currency that Fund has acquired or expects to acquire.

         As part of its hedging strategy, a Fund also may enter into other types of financial futures contracts if, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for that Fund's portfolio securities and such futures contracts. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having that Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting that Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of a Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

         The acquisition of put and call options on futures contracts gives a Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives a Fund the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

         A Fund may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. A Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

         Loss from investing in futures transactions by a Fund is potentially unlimited.

         A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Options on Securities, Securities Indices and Currencies. Each Fund (other than the Money Market Funds) may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which that

Fund may invest. A Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

         A Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

         A Fund may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

         Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi)
discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Although the Funds do not (with the exception of the Global  Long-Short
Fund) currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

         Each Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

         The Global Long-Short Fund may write options that are not covered by portfolio securities. This is regarded as a speculative investment technique that could expose the Fund to substantial losses. The Global Long-Short Fund will designate liquid securities in the amount of its potential obligation under uncovered options, and increase or decrease the amount of designated assets daily based on the amount of the then-current obligation under the option. This designation of liquid assets will not eliminate the risk of loss from writing the option but it will ensure that the Global Long-Short Fund can satisfy its obligations under the option.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' orders.

         Leaps and Bounds. Subject to the limitation that no more than 25% of its assets be invested in options, each of the Global Long-Short Fund and the Emerging Markets 20 Portfolio may invest in long-term, exchange-traded equity options called Long-term Equity Anticipation Securities ("LEAPS") and Buy-Write Options Unitary Derivatives ("BOUNDS"). LEAPS provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDS provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount.

         Equity-Linked Derivatives--SPDRs, WEBS, DIAMONDS and OPALS. Each Fund may invest in Standard & Poor's ("S&P") Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs"), World Equity Benchmark Series ("WEBS"), Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALS"). Each of these instruments are derivative securities whose value follows a well-known securities index or baskets of securities.

         SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. WEBS are currently available in 17 varieties, each designed to follow the performance of a different Morgan Stanley Capital International country index. DIAMONDS are designed to follow the performance of the Dow Jones Industrial Average which tracks the composite stock performance of 30 major U.S. companies in a diverse range of industries.

         OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. Opals, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default.

         Because the prices of SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. In addition to the risks disclosed in "Foreign Securities" below, because WEBS mirror the performance of a single country index, a economic downturn in a single country could significantly adversely affect the price of the WEBS for that country.

Other Investment Practices

         Repurchase Agreements. Each Fund may enter into repurchase agreements. A Fund's repurchase agreements will generally involve a short-term investment in a U.S. Government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to that Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund is unrelated to the interest rate on the underlying security.

         Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Boards, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Funds enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Boards.

         The Funds generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Funds regard repurchase agreements with maturities in excess of seven days as illiquid. A Fund may not invest more than 15% (10% in the case of the Money Market Funds) of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

         For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

         Apart from the risk of bankruptcy or insolvency proceedings, a Fund also runs the risk that the seller may fail to repurchase the security. However, each Fund always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and each Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

         The Funds may participate in one or more joint accounts with each other and other series of the Trusts that invest in repurchase agreements collateralized, subject to their investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event have a duration of more than seven days.

         Reverse Repurchase Agreements. The U.S. Equity, International and Global Equity, Short, Government Money and Tax- Free Funds may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage, and a Fund will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. A Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund's securities is disadvantageous.

         The Funds cause their custodian to segregate liquid assets, such as cash, U.S. Government securities or other liquid equity or debt securities equal in value to their obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.

         Dollar Roll Transactions. The Total Return Bond Fund and the Government Money Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by that Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of that Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for that Fund exceeding the yield on the securities sold.

         At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

         Lending  of  Portfolio  Securities.  A  Fund  may  lend  its  portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

         For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk.

         Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower failed financially.

         Leverage. Each of the Global Long-Short Fund and the Emerging Markets 20 Portfolio may leverage its portfolio in an effort to increase the total return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. For example, leveraging may magnify changes in the net asset value of a Fund's shares and in the yield on its portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value whole the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

         When-Issued and Forward Commitment Securities. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Funds do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Funds cause their custodian to segregate cash, U.S. government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund will earn no income on these assets.

         The Funds may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, the Fund must obtain the security which it has made a commitment to deliver. If the Fund does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, the Fund may incur a loss as a result of this type of forward commitment if the price of the security increases between the date the Fund enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. The Fund will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses the Fund may be required to pay in connection with this type of forward commitment. Whenever this Fund engages in this type of transaction, it will segregate assets as discussed above.

         Illiquid Securities. A Fund may invest up to 15% (10% for the Money Market Funds) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by a Fund in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Illiquid securities acquired by a Fund may include those that are subject to restrictions on transferability contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices.

         The Boards have delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Boards. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security, (ii) the number of dealers that quote prices for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Funds' portfolios and reports periodically on such decisions to the Boards.

         Defensive Investments and Portfolio Turnover. Notwithstanding its investment objective, each Fund may adopt up to 100% cash or cash equivalent position for temporary defensive purposes to protect against the erosion of its capital base. Depending on the Manager's analysis of the various markets and other considerations, all or part of the assets of the Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances, and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment of the Fund.

         Portfolio securities are sold whenever the Manager believes it appropriate, regardless of how long the securities have been held. The Manager therefore changes the Fund's investments whenever it believes doing so will further the Fund's investment objectives or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions, dealer markups, and other transaction costs and may result in the recognition of gains that may be distributed to shareholders. Portfolio turnover in excess of 100% is considered high and increases such costs. Even when portfolio turnover exceeds 100%, however, the Fund does not regard portfolio turnover as a limiting factor.

                                  RISK FACTORS

         The following describes certain risks involved with investing in the Funds in addition to those described in the prospectus or elsewhere in this Statement of Additional Information. Investors in the U.S. Asset Allocation Fund should note the risks involved with each Underlying Fund, because the U.S. Asset Allocation Fund is a "fund-of-funds."

Foreign Securities

         The U.S. Equity Funds and International and Global Equity Funds may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

         Brokerage commissions, fees for custodial services and other costs relating to investments by the Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Because certain securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

         Some countries in which one of these Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Funds. The Funds may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Emerging Market Countries

         The International and Global Equity Funds, particularly the Emerging Markets Fund, the Emerging Markets 20 Portfolio and the Emerging Asia Fund, may invest in securities of companies domiciled in, and in markets of, so-called "emerging market countries." These investments may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict these Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain emerging market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain emerging market countries may be slowed or reversed by unanticipated political or social events in such countries.


Exchange Rates and Policies

         The Total Return Bond Fund and the International and Global Equity Funds endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when these Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent these Funds from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to these Funds' investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

         These Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

         The Manager considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Manager also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services").

Concentration in Communications Industry

         The Global Communications Fund concentrates its investments in the global communications industry. Consequently, the Fund's share value may be more volatile than that of mutual funds not sharing this concentration. The value of the Fund's shares may vary in response to factors affecting the global communications industry, which may be subject to greater changes in governmental policies and regulation than many other industries, and regulatory approval requirements may materially affect the products and services. Because the Global Communications Fund must satisfy certain diversification requirements in order to maintain its qualification as a regulated investment company within the meaning of the Internal Revenue Code, the Fund may not always be able to take full advantage of opportunities to invest in certain communications companies.

Interest Rates

         The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

         Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fixed-Income Fund and a Money Market Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fixed-Income and Money Market Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium. Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Manager's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Equity Swaps

         The U.S. Equity and International and Global Equity Funds may invest in equity swaps. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps are derivatives, and their values can be very volatile. To the extent that the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Short Sales


         Each  of the  Global  Long-Short  Fund  and  the  Emerging  Markets  20
Portfolio may effect short sales of securities. The International 20 Portfolio and the Mid Cap 20 Portfolio do not expect to make significant use of short sales, but the portfolio managers may, from time to time, engage in short sales when believed to be appropriate. Short sales are transactions in which a Fund sells a security or other asset which it does not own, in anticipation of a decline in the market value of the security or other asset. A Fund will realize a profit or incur a loss depending upon whether the price of the security sold short decreases or increases in value between the date of the short sale and the date on which that Fund must replace the borrowed security. Short sales are speculative investments and involve special risks, including greater reliance on the Manager's accurately anticipating the future value of a security. Short sales also may result in a Fund's recognition of gain for certain portfolio securities.

         Until a Fund replaces a borrowed security, it will instruct its custodian to identify as unavailable for investment cash, U.S. government securities, or other liquid debt or equity securities such that the amount so identified plus any amount deposited with a broker or other custodian as collateral will equal the current value of the security sold short and will not be less than the value of the security at the time it was sold short. Depending on arrangements made with the broker or custodian, a Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Emerging Markets 20 Portfolio will not make a short sale if, after giving effect to the short sale, the market value of all securities sold exceeds 25% of the value of the Fund's total assets.

Non-Diversified Portfolio


         The California Intermediate Bond Fund, the International 20 Portfolio, the Global 20 Portfolio and the Mid Cap 20 Portfolio are "non-diversified" investment companies under the Investment Company Act. This means that, with respect to 50% of each Fund's total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government). The balance of its assets may be invested in as few as two issuers. Thus, up to 25% of each Fund's total assets may be invested in the securities of any one issuer. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, each Fund's policy of acquiring large positions in the shares or obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.


         For  purposes  of  this  limitation  with  respect  to  the  California
Intermediate Bond Fund, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Intermediate Bond Fund enjoys greater diversification than an investor holding a single municipal security.


California Municipal Securities

         The information set forth below is a general summary intended to give a recent historical description. It is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California. Such information is derived from official statements utilized in connection with securities offerings of the State of California that have come to the attention of the Trusts and were available prior to the date of this Statement of Additional Information. Such information has not been independently verified by the California Intermediate Bond and California Money Funds.

         Because the California  Intermediate  Bond and  California  Money Funds
expect to invest substantially all of their assets in California Municipal Securities, they will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental and regulatory policies and conditions. These Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by these Funds to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible these Funds will invest in obligations of particular issuers as to which such specific factors are applicable.

         The California economy and general financial condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 33.4 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. After experiencing strong growth throughout much of the 1980s, from 1990-1993 the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries, military base closures and a major drop in real estate construction. California's economy has been performing strongly since the start of 1994.

         Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

         In  addition,  it is  impossible  to  predict  the time,  magnitude  or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.

         The recession severely affected State revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. The large budget deficits depleted the State's available cash resources and it had to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition improved, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was eliminated. No deficit borrowing has occurred at the end of the last several fiscal years. The State has also increased aid to local governments and reduced certain mandates for local services.

         The combination of resurging exports, a strong stock market, and a rapidly growing economy in 1999 and early 2000 resulted in unprecedented growth in the State's General Fund revenues during fiscal year 1999-2000. Revenues are estimated to have been about $71.2 billion, which is $8.2 billion higher than projected for the 1999 Budget Act. The State's Special Fund for Economic
Uncertainties ("SFEU") had a record balance of over $7.2 billion on June 30, 2000. On that date, the Governor signed the 2000 Budget Act enacting the State's fiscal year 2000-01 budget. The spending plan assumes General Fund revenues and transfers of $73.9 billion, an increase of 3.8 percent above the estimates for 1999-2000. The Budget Act appropriates $78.8 billion from the General Fund, an increase of 17.3 percent over 1999-2000, and reflects the use of $5.5 billion from the SFEU. The Budget Act also includes Special Fund expenditures of $15.6 billion, from revenues estimated at $16.5 billion, and Bond Fund expenditure of $5.0 billion.

         In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 will be for one-time expenditures and investments. The State estimates the SFEU will have a balance of $1.781 billion at June 30, 2001. In addition, the Governor held back $500 million as a set aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the 2000 Budget Act in order to achieve the budget reserve. The State will not undertake a revenue anticipation note borrowing in 2000-01.

         After the State's budget and cash situation deteriorated as a result of the recession, all three major nationally recognized statistical rating organizations lowered their ratings for the State's general obligation bonds. The State's improved economy and budget, however, have resulted in several upgrades in its general obligation bond ratings. As of October 6, 2000, the State's general obligation bonds were rated Aa2 by Moody's, AA by Standard & Poor's, and AA by Fitch. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter approved Proposition 13 in 1978) limits the taxing powers of California public agencies. With certain exceptions, the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property; Article XIII A also effectively prohibits the levying of any other ad valorem property tax for general purposes. One exception to Article XIII A permits an increase in ad valorem taxes on real property in excess of one percent for certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (not to exceed two percent) or decreases, in the consumer price index or comparable local data, or to reflect reductions in property value caused by substantial damage, destruction or other factors, or when there is a "change in ownership" or "new construction".

         Constitutional   challenges  to  Article  XIII  A  to  date  have  been
unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Proposition 13 might place on otherwise comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution.

         In response to the significant reduction in local property tax revenue caused by the passage of Proposition 13, the State enacted legislation to provide local governments with increased expenditures from the General Fund. This fiscal relief has ended, however.

         Article XIII B of the California Constitution generally limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for such prior year, adjusted for changes in the cost of living, population and the services that the government entity has financial responsibility for providing. To the extent the "proceeds of taxes" of the State and/or local government exceed its appropriations limit, the excess revenues must be rebated. Certain expenditures, including debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

         In 1986, California voters approved an initiative statute known as Proposition 62. This initiative further restricts the ability of local governments to raise taxes and allocate approved tax receipts. While some decisions of the California Courts of Appeal have held that portions of Proposition 62 are unconstitutional, the California Supreme Court recently upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

         In 1988 and 1990, California voters approved initiatives known as Proposition 98 and Proposition 111, respectively. These initiatives changed the State's appropriations limit under Article XIII B to (i) require that the State set aside a prudent reserve fund for public education, and (ii) guarantee a minimum level of State funding for public elementary and secondary schools and community colleges.

         In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

         The effect of constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). It is not possible to predict the future impact of the voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

         Certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

         The Tax-Free Funds' (other than the Federal Money Fund) concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.


INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by each Fund (unless otherwise noted) and are fundamental and cannot be changed without the affirmative vote of a majority of a Fund's outstanding voting securities as defined in the Investment Company Act (unless otherwise noted). Each Fund may not:

         1. In the case of each Fixed Income Fund, purchase any common stocks or other equity securities, except that a Fund may invest in securities of other investment companies as described above and consistent with restriction number 9 below.


         2. With respect to 75% (100% for the Federal Money Fund) of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable (not applicable to the Federal Money Fund). This investment restriction does not apply to the International 20 Portfolio, the Global 20 Portfolio, the Mid Cap 20 Portfolio, the Balanced Fund and the California Intermediate Bond Fund.


         3. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

         4.       (a)      Borrow  money,  except  for  temporary  or  emergency
                           purposes   from  a  bank,   or  pursuant  to  reverse
                           repurchase agreements or dollar roll transactions for
                           that Fund that uses such  investment  techniques  and
                           then not in excess of  one-third  of the value of its
                           total   assets   (including   the  proceeds  of  such
                           borrowings, at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the Investment Company
                           Act shall not be regarded as borrowings for the purposes of this restriction.

                  (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

         5.       Except as  required in  connection  with  permissible  hedging activities, purchase securities on margin or underwrite securities. (This does not preclude each Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a senior security within the meaning of Section 18(f) of the Investment Company Act.)

         6. Buy or sell real estate or commodities or commodity contracts; however, each Fund, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in this Statement of Additional Information.

         7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

         8. Invest, in the aggregate, more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by that Fund. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act and changes in relevant SEC interpretations).

         9. Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act.)

         10. Except with respect to communications companies for the Global Communications Fund, as described in the Prospectus and this Statement of Additional Information, invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities or California Municipal Obligations or Municipal Obligations for the Tax-Free Funds.) For purposes of this restriction, each Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

         11. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit that Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

         12. Except as described in this Statement of Additional Information, acquire or dispose of put, call, straddle or spread options (for other than the Total Return Bond, Short Bond, California Intermediate Bond, Global Long-Short Funds and the Emerging Markets 20 Portfolio) unless:

                  (a) such options are written by other persons or are put options written with respect to securities representing 25% or less of the Fund's total assets, and

                  (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of that Fund's total assets.

                  (This is an operating policy that may be changed without shareholder approval.)

         13. Except as described in the relevant Prospectus and this Statement of Additional Information, engage in short sales of securities. (This is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)

         14. Purchase more than 10% of the outstanding voting securities of any one issuer. This investment restriction does not relate to the Fixed-Income Funds. (This is an operating policy that may be changed without shareholder approval.)

         15. Invest in commodities, except for futures contracts or options on futures contracts if the investments are either (a) for bona fide hedging purposes within the meaning of CFTC regulations or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. The Money Market Funds may not enter into a futures contract or option on a futures contract regardless of the amount of the initial deposit or premium.

         To the extent these restrictions reflect matters of operating policy that may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

         The Board of Trustees of The Montgomery Funds has elected to value the assets of the Money Market Funds in accordance with Rule 2a-7 under the Investment Company Act. This Rule also imposes various restrictions on these Funds' portfolios which are, in some cases, more restrictive than these Funds' stated fundamental policies and investment restrictions.

                        DISTRIBUTIONS AND TAX INFORMATION

         Distributions. The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

         The amount of ordinary income dividend payments by the Funds is dependent upon the amount of net investment income received by the Funds from their portfolio holdings, is not guaranteed and is subject to the discretion of the Funds' Board. These Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

         The Funds also may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

         The maximum long-term federal capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

         Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes (except for distributions from the Tax-Free Funds to the extent not subject to income taxes).

         Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

         Tax Information. Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Each Fund that has filed a tax return has so qualified and elected in prior tax years. Each Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Boards of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of a Fund.

         In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of that Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If a Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

         Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

         The Funds or any securities dealer effecting a redemption of the Funds' shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, the Funds will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

         The Funds intend to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, each Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

         A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

         If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, that Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by that Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by that Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by that Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by that Fund) to be included in their income tax returns. If 50% or less in value of that Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, that Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by that Fund. In this case, these taxes will be taken as a deduction by that Fund.

         A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

         The Tax-Free Funds. Provided that, as anticipated, each Tax-Free Fund qualifies as a regulated investment company under the Code, and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each of the California Intermediate Bond and California Money Funds consist of obligations (including California Municipal Securities) the interest on which is exempt from California personal income taxation under the laws of California, such Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by the Fund on such obligations, are exempt from California personal income tax. If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Federal Money Fund consists of obligations (including Municipal
Securities) the interest on which is exempt from federal personal income taxation under the Constitution or laws of the United States, the Federal Money Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by the Fund on such obligations, are exempt from federal personal income tax. The total amount of exempt-interest dividends paid by these Funds to their shareholders with respect to any taxable year cannot exceed the amount of interest received by these Funds during such year on tax-exempt obligations less any expenses attributable to such interest. Income from other transactions engaged in by these Funds, such as income from options, repurchase agreements and market discount on tax-exempt securities purchased by these Funds, will be taxable distributions to its shareholders.

         The Code may also subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income.

         Exempt-interest dividends paid to shareholders that are corporations subject to California franchise tax will be taxed as ordinary income to such shareholders. Moreover, no exempt-interest dividends paid by these Funds will qualify for the corporate dividends-received deduction for federal income tax purposes.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these Funds is not deductible for federal income tax purposes. Under regulations used by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of these Funds. California personal income tax law restricts the deductibility of interest on indebtedness incurred by a shareholder to purchase or carry shares of a fund paying dividends exempt from California personal income tax, as well as the allowance of losses realized upon a sale or redemption of shares, in substantially the same manner as federal tax law. Further, these Funds may not be appropriate investments for persons who are "substantial users" of facilities financed by industrial revenue bonds or are "related persons" to such users. Such persons should consult their own tax advisors before investing in these Funds.

         Up to 85% of social security or railroad retirement benefits may be included in federal (but not California) taxable income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and these Funds) plus 50% of their benefits exceeding certain base amounts. Income from these Funds, and other funds like them, is included in the calculation of whether a recipient's income exceeds these base amounts, but is not taxable directly.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. Proposals by members of state legislatures may also be introduced which could affect the state tax treatment of these Funds' distributions. If such proposals were enacted, the availability of Municipal Securities for investment by these Funds and the value of these Funds' portfolios would be affected. In such event, these Funds would reevaluate their investment objectives and policies.

         Hedging. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when a Fund purchases an option, the premium paid by that Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by that Fund generally will be capital gain or loss.

         Any security, option, or other position entered into or held by a Fund that substantially diminishes that Fund's risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

         Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. Any loss realized upon the redemption or exchange of shares of a Tax-Free Fund within six months from their date of purchase will be disallowed to the extent of distributions of exempt-interest dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of a Fund may be disallowed to the extent shares of that Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Funds.

                              TRUSTEES AND OFFICERS

         The Trustees of the Trusts (the two Trusts have the same members on their Boards), are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers (the two Trusts, as well as an affiliated Trust, The Montgomery Funds III, have the same officers), who administer the Funds' daily operations, are appointed by the Boards of Trustees. The current Trustees and officers of the Trusts performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

George A. Rio, President and Treasurer (born 1955)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Rio is Executive Vice President and Client Service Director of Funds Distributor, Inc. ("FDI") and an officer of certain investment companies distributed by FDI or its affiliates (since April 1998). From June 1995 to March 1998, he was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of business development for First Data Corporation. From September 1993 to May 1994, he was Senior Vice President and Manager of Client Services; and Director of Internal Audit at the Boston Company.

Karen Jacoppo-Wood, Vice President and Assistant Secretary (born 1966)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Jacoppo-Wood is the Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed by FDI or its affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc.

Margaret W. Chambers, Secretary (born 1959)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Chambers is Senior Vice President and General Counsel of FDI and an officer of certain investment companies distributed by FDI or its affiliates (since April 1998). From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray.

Christopher J. Kelley, Vice President and Assistant Secretary (born 1964)

60 State Street, Suite 300, Boston, Massachusetts 02109. Mr. Kelley is the Vice President and Senior Associate General Counsel of FDI and Premier Mutual, and an officer of certain investment companies distributed by FDI or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group.

Mary A. Nelson, Vice President and Assistant Treasurer (born 1964)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Nelson is the Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, and an officer of certain investment companies distributed by FDI or its affiliates. From 1989 to 1994 Ms. Nelson was Assistant Vice President and Client Manager for The Boston Company, Inc.

Kathleen K. Morrisey, Vice President and Assistant Treasurer (born 1972)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Morrisey is the Assistant Vice President and Manager of Financial Administration of FDI and an officer of certain investment companies distributed by FDI or its affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company.

Marie E. Connolly, Vice President and Assistant Treasurer (born 1957)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Connolly is the President, Chief Executive Officer, Chief Compliance Officer and Director of FDI and Premier Mutual, and an officer of certain investment companies distributed by FDI or its affiliates. From December 1991 to July 1994, Ms. Connolly was President and Chief Compliance Officer of FDI. Prior to December 1991, Ms. Connolly served as Vice President and Controller, and later Senior Vice President of TBCA.

Douglas C. Conroy, Vice President and Assistant Treasurer (born 1969)

60 State Street, Suite 130, Boston, Massachusetts 02109. Mr. Conroy is a Vice President and Senior Client Service Manager of FDI, and an officer of certain investment companies distributed by FDI or its affiliates. From January 1995 to June 1998, Mr. Conroy was the Assistant Vice President and Manager of Treasury Services and Administration. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant at Investors Bank & Trust Company.

Joseph F. Tower, III, Vice President and Assistant Treasurer (born 1962)

60 State  Street,  Suite 1300,  Boston,  Massachusetts  02109.  Mr. Tower is the
Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI; Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Dreyfus and Waterhouse or their respective affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc.

John A. Farnsworth, Trustee (born 1941)

One California Street, Suite 1950, San Francisco, California 94111. Mr. Farnsworth is a partner of Pearson, Caldwell & Farnsworth, Inc., an executive search consulting firm. From May 1988 to September 1991, Mr. Farnsworth was the Managing Partner of the San Francisco office of Ward Howell International, Inc., an executive recruiting firm. From May 1987 until May 1988, Mr. Farnsworth was Managing Director of Jeffrey Casdin & Company, an investment management firm specializing in biotechnology companies. From May 1984 until May 1987, Mr. Farnsworth served as a Senior Vice President of Bank of America and head of the U.S. Private Banking Division.

Andrew Cox, Trustee (born 1944)

750 Vine Street, Denver, Colorado 80206. Since June 1988, Mr. Cox has been engaged as an independent investment consultant. From September 1976 until June 1988, Mr. Cox was a Vice President of the Founders Group of Mutual Funds, Denver, Colorado, and Portfolio Manager or Co-Portfolio Manager of several of the mutual funds in the Founders Group.

Cecilia H. Herbert, Trustee (born 1949)

2636 Vallejo Street, San Francisco, California 94123. Ms. Herbert was Managing Director of Morgan Guaranty Trust Company. From 1983 to 1991 she was General Manager of the bank's San Francisco office, with responsibility for lending, corporate finance and investment banking. Ms. Herbert is a member of the Boards of Groton School and Catholic Charities of San Francisco. Ms. Herbert is also a member of the Archdiocese of San Francisco Finance Council, where she chairs the Investment Committee.

R. Stephen Doyle, Chairman of the Board of Trustees (born 1939).+

101 California Street, San Francisco, California 94111. R. Stephen Doyle, the founder of Montgomery Asset Management, began his career in the financial services industry in 1974. Before starting Montgomery Asset Management in 1990, Mr. Doyle was a General Partner and member of the Management Committee at Montgomery Securities with specific responsibility for private placements and venture capital. Prior to joining Montgomery Securities, Mr. Doyle was at E. F. Hutton & Co. as a Vice President with responsibility for both retail and institutional accounts. Mr. Doyle was also with Connecticut General Insurance, where he served as a Consultant to New York Stock Exchange Member Firms in the area of financial planning.


         The officers of the Trusts, and the Trustees who are considered "interested persons" of the Trusts, receive no compensation directly from the Trusts for performing the duties of their offices. However, those officers and Trustees who are officers or partners of the Manager or the Distributor may receive remuneration indirectly because the Manager will receive a management fee from the Funds and Funds Distributor, Inc., will receive commissions for executing portfolio transactions for the Funds. The Trustees who are not affiliated with the Manager or the Distributor receive an annual retainer and fees and expenses for each regular Board meeting attended. The aggregate compensation paid by each Trust to each of the Trustees during the fiscal year ended June 30, 2000, and to be paid during the fiscal year ending June 30, 2001, and the aggregate compensation paid to each of the Trustees during the fiscal year ended June 30, 2000, and to be paid during the fiscal year ending June 30, 2001, by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below.


----------

+ Trustee deemed an "interested person" of the Funds as defined in the Investment Company Act.



  ----------------------------------------------------------------------------------------------------------------------------------

                                                                            Fiscal Year
                                                                        Ended June 30, 2000
  ----------------------------------------------------------------------------------------------------------------------------------
                                      Aggregate                Aggregate               Pension or              Total Compensation
                                   Compensation from        Compensation from      Retirement Benefits        From the Trusts and
                                   The Montgomery            The Montgomery         Accrued as Part of           Fund Complex
  Name of Trustee                        Funds                  Funds II              Fund Expenses*          (1 additional Trust)
  ---------------------------- -----------------------------------------------------------------------------------------------------
  R. Stephen Doyle                       None                      None                      --                      None
  ---------------------------- -----------------------------------------------------------------------------------------------------
  John A. Farnsworth                    $35,000                  $15,000                     --                     $55,000
  ---------------------------- -----------------------------------------------------------------------------------------------------
  Andrew Cox                            $35,000                  $15,000                     --                     $55,000
  ---------------------------- -----------------------------------------------------------------------------------------------------
  Cecilia H. Herbert                    $35,000                  $15,000                     --                     $55,000
  ---------------------------- -----------------------------------------------------------------------------------------------------

                                                                            Fiscal Year
                                                                       Ending June 30, 2001
  ----------------------------------------------------------------------------------------------------------------------------------
                                      Aggregate                Aggregate               Pension or              Total Compensation
                                   Compensation from        Compensation from      Retirement Benefits        From the Trusts and
                                   The Montgomery            The Montgomery         Accrued as Part of           Fund Complex
  Name of Trustee                        Funds                  Funds II              Fund Expenses*          (1 additional Trust)
  ---------------------------- -----------------------------------------------------------------------------------------------------
  R. Stephen Doyle                       None                      None                      --                      None
  ---------------------------- -----------------------------------------------------------------------------------------------------
  John A. Farnsworth                    $41,500                  $17,500                     --                     $65,000
  ---------------------------- -----------------------------------------------------------------------------------------------------
  Andrew Cox                            $41,500                  $17,500                     --                     $65,000
  ---------------------------- -----------------------------------------------------------------------------------------------------
  Cecilia H. Herbert                    $41,500                  $17,500                     --                     $65,000
  ---------------------------- -----------------------------------------------------------------------------------------------------

* The Trusts do not maintain pension or retirement plans.

         The Class R, Class P and Class L shares of the Funds are all sold without a sales load. Therefore, there is no existing arrangement to reduce or eliminate any sales loads for Trustees and other affiliated persons of the Trust.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

         Investment Management Services. As stated in each Prospectus, investment management services are provided to the Funds (except the Global Long-Short Fund, the Emerging Markets 20 Portfolio and the Balanced Fund) by
Montgomery Asset Management LLC (the "Manager"), pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds dated July 31, 1997; and to the Global Long-Short Fund, the Emerging Markets 20 Portfolio and the Balanced Fund by the Manager pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds II dated July 31, 1997 (together, the "Agreements").

         The Agreements are in effect with respect to each Fund for two years after the Fund's inclusion in its Trust's Agreement (on or around its beginning of public operations) and then continue for each Fund for periods not exceeding one year so long as such continuation is approved at least annually by (1) the Board of the appropriate Trust or the vote of a majority of the outstanding shares of that Fund, and (2) a majority of the Trustees who are not interested persons of any party to the relevant Agreement, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time, without penalty, by a Fund or the Manager upon 60 days' written notice, and are automatically terminated in the event of its assignment as defined in the Investment Company Act.

         For services performed under the Agreements, each Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the average daily net assets of the Fund at the following annual rates:

FUND                                                             AVERAGE DAILY NET ASSETS                     ANNUAL RATE

U.S. Equity Funds

Montgomery Growth Fund                                              First $500 million                            1.00%
                                                                    Next $500 million                             0.90%
                                                                    Over $1 billion                               0.85%

Montgomery Mid Cap 20 Portfolio                                     First $500 million                            1.00%
                                                                    Next $500 million                             0.90%
                                                                    Over $1 billion                               0.80%

                                                                    First $200 million                            1.40%
Montgomery U.S. Emerging Growth Fund                                Over $200 million                             1.25%

                                                                    First $250 million                            1.00%
Montgomery Small Cap Fund                                           Over $250 million                             0.80%

Montgomery Balanced Fund                                            All Amounts                                   NONE*


International and Global Equity Funds

                                                                    First $500 million                            1.10%
Montgomery International Growth Fund                                Next $500 million                             1.00%
                                                                    Over  $1 billion                              0.90%


                                                                    First $500 million                            1.10%
Montgomery International 20 Portfolio                               Next $500 million                             1.00%
                                                                    Over $1 billion                               0.90%


                                                                    First $500 million                            1.25%
Montgomery Global Opportunities Fund                                Next $500 million                             1.10%
                                                                    Over $1 billion                               1.00%

                                      B-48



FUND                                                             AVERAGE DAILY NET ASSETS                     ANNUAL RATE

                                                                    First $250 million                            1.25%
Montgomery Global 20 Portfolio                                      Next $250 million                             1.00%
                                                                    Over $500 million                             0.90%

                                                                    First $250 million                            1.50%
Montgomery Global Long-Short Fund                                   Over $250 million                             1.25%

                                                                    First $250 million                            1.25%
Montgomery Global Communications Fund                               Over $250 million                             1.00%

                                                                    First $250 million                            1.25%
Montgomery Emerging Markets Fund                                    Over $250 million                             1.00%

Montgomery Emerging Markets 20 Portfolio                            First $250 million                            1.10%
(formerly Montgomery Emerging Markets Focus Fund)                   Next $250 million                             1.00%
                                                                    Over $500 million                             0.90%

                                                                    First $500 million                            1.25%
Montgomery Emerging Asia Fund                                       Next $500 million                             1.10%
                                                                    Over $1 billion                               1.00%


Fixed-Income and Money Market Funds

Montgomery Total Return Bond Fund                                   First $500 million                            0.50%
                                                                    Over $500 million                             0.40%

                                                                    First $500 million                            0.50%
Montgomery Short Duration Government Bond Fund                      Over $500 million                             0.40%

                                                                    First $250 million                            0.40%
Montgomery Government Money Market Fund                             Next $250 million                             0.30%
                                                                    Over $500 million                             0.20%

                                      B-49

                                                                    First $500 million                            0.50%
Montgomery California Tax-Free Intermediate Bond Fund               Over $500 million                             0.40%

                                                                    First $500 million                            0.40%
Montgomery California Tax-Free Money Fund                           Over $500 million                             0.30%

Montgomery Federal Tax-Free Money Fund                              First $500 million                            0.40%
                                                                    Over $500 million                             0.30%

* This amount represents only the management fee of the Balanced Fund.

         As noted in the  Prospectus,  the  Manager  has agreed in an  Operating
Expense  Agreement  with each Trust to reduce some or all of its  management fee
(and to reimburse  other Fund  expenses)  if  necessary to keep total  operating
expenses,   expressed  on  an  annualized  basis,  at  or  below  the  following percentages  of each  Fund's  average  net assets  (excluding  interest,  taxes, dividend expenses and Rule 12b-1 Plan fees):

                                                                                                 TOTAL EXPENSE LIMITATION
FUND                                                                                                   (ANNUAL RATE)

U.S. Equity Funds
Montgomery Growth Fund                                                                                     1.50%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Mid Cap 20 Portfolio                                                                            1.40%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery U.S. Emerging Growth Fund                                                                       1.50%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Small Cap Fund                                                                                  1.40%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Balanced Fund                                                              1.30%, including expenses of underlying Funds
----------------------------------------------------------------------------------- ------------------------------------------------
International and Global Equity Funds
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery International Growth Fund                                                                       1.65%
----------------------------------------------------------------------------------- ------------------------------------------------

Montgomery International 20 Portfolio                                                                      1.65%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Global Opportunities Fund
                                                                                                           1.90%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Global 20 Portfolio                                                                             1.80%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Global Long-Short Fund                                                                          2.35%

                                      B-50


----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Global Communications Fund                                                                      1.90%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Emerging Markets Fund                                                                           1.90%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Emerging Markets 20 Portfolio (formerly Montgomery Emerging Markets                             1.60%
Focus Fund)
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Emerging Asia Fund                                                                              1.90%
----------------------------------------------------------------------------------- ------------------------------------------------
Fixed-Income and Money Market Funds
----------------------------------------------------------------------------------- ------------------------------------------------

Montgomery Total Return Bond Fund                                                                          0.70%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Short Duration Government Bond Fund                                                             0.60%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Government Money Market Fund                                                                    0.60%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery California Tax-Free Intermediate Bond Fund                                                      0.70%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery California Tax-Free Money Fund                                                                  0.60%
----------------------------------------------------------------------------------- ------------------------------------------------
Montgomery Federal Tax-Free Money Fund                                                                     0.60%
----------------------------------------------------------------------------------- ------------------------------------------------


         The Operating Expense Agreements have a 10-year rolling term. The Manager also may voluntarily reduce additional amounts to increase the return to a Fund's investors. Any reductions made by the Manager in its fees are subject to reimbursement by that Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Funds for fees and expenses for the current year.

         Operating expenses for purposes of the Agreements include the Manager's management fee but do not include any taxes, interest, brokerage commissions, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

         The Agreements were approved with respect to each Fund by the Boards at duly called meetings. In considering the Agreements, the Trustees specifically considered and approved the provision that permits the Manager to seek reimbursement of any reduction made to its management fee within the three-year period. The Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Manager must specifically request the reimbursement from the relevant Board. Third, the relevant Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable; but the full amount of the potential liability will appear in a footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Manager intends to seek such reimbursement and that the Board of Trustees has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

         As compensation  for its investment  management  services,  each of the following  Funds  paid  the  Manager  investment  advisory  fees in the  amounts
specified  below.   Additional   investment  advisory  fees  payable  under  the
Agreements  may have instead  been waived by the Manager,  but may be subject to reimbursement by the respective Funds as discussed previously.


FUND                                                                                     YEAR OR PERIOD ENDED JUNE 30,
                                                                                  2000               1999                1998
U.S. Equity Funds
Montgomery Growth Fund                                                     $   5,221,816       $   8,698,673      $   12,414,444
Montgomery U.S. Emerging Growth Fund                                       $   3,596,622       $   4,867,019      $    4,997,558
Montgomery Small Cap Fund                                                  $   1,394,554       $   1,529,933      $    2,244,080
Montgomery Balanced Fund                                                   $           0+      $           0+     $           0+

International & Global Equity Funds
International and Global Equity Funds
Montgomery International Growth Fund                                       $   2,547,997       $   2,215,164      $      626,903
Montgomery International 20 Portfolio                                      $      11,254             N/A                 N/A
Montgomery Global Opportunities Fund                                       $   1,217,984       $     923,286      $      833,421
Montgomery Global 20 Portfolio                                             $   1,588,633       $   2,118,848      $    3,130,440
Montgomery Global Long-Short Fund                                          $   5,942,624       $     885,497++    $       63,717*
Montgomery Global Communications Fund                                      $   5,631,091       $   3,513,626      $    2,423,093
Montgomery Emerging Markets Fund                                           $   4,307,233       $   4,630,828      $   11,315,548
Montgomery Emerging Markets 20 Portfolio
(formerly Montgomery Emerging Markets Focus Fund)                          $      33,286       $       7,190++    $       98,117
Montgomery Emerging Asia Fund                                              $     719,944       $     562,967      $      643,231

U.S. Fixed Income & Money Market Funds
Fixed Income and Money Market Funds
Montgomery Total Return Bond Fund                                          $     208,255       $     340,724      $      386,758
Montgomery Short Duration Government Bond Fund                             $   1,308,664       $   1,019,539      $      296,242
Montgomery Government Money Market Fund                                    $   2,082,066       $   2,230,429      $    2,147,103
Montgomery California Tax-Free Intermediate Bond Fund                      $     305,188       $     357,085      $      235,081
Montgomery California Tax-Free Money Fund                                  $   1,377,534       $   1,135,573      $      640,819
Montgomery Federal Tax-Free Money Fund                                     $     856,614       $     763,874      $      783,661

*  For the fiscal year ended March 31, 1999.

++ For the period of April 1, 1999 through June 30, 1999. The Global  Long-Short
   Fund changed its fiscal year from March 31 to June 30.

+  Does not include investment advisory fees paid to the underlying Funds.

++ For the period of April 1, 1999 through June 30, 1999,  the Emerging  Markets
   20 Portfolio changed its fiscal year from March 31 to June 30.


         The Manager also may act as an investment advisor or administrator to other persons, entities, and corporations, including other investment companies. Please refer to the table above, which indicates officers and trustees who are affiliated persons of the Trusts and who are also affiliated persons of the Manager.

         The Trusts and the Manager  have  adopted a Code of Ethics  pursuant to
Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. The Code of Ethics conforms to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. Currently, the Code of Ethics permits personnel subject to the Code of Ethics to buy and sell securities for their individual accounts, unless such securities at the time of such purchase or sale: (i) are being considered for purchase or sale by a client account of the Manager in the next seven (7) business days; (ii) are being purchased or sold by a client account of the Manager; or (iii) were purchased or sold by a client account of the Manager within the most recent seven (7) business days. These restrictions are not required to be met where the trade in question meets certain de minimis requirements and is not being purchased or sold by a client account of the Manager.

         The use of the name "Montgomery" by the Trusts and by the Funds is pursuant to the consent of the Manager, which may be withdrawn if the Manager ceases to be the Manager of the Funds.

         Share Marketing Plan. The Trusts have adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12b-1 Plan") with respect to the Funds pursuant to Rule 12b-1 under the Investment Company Act. The Distributor serves as the distribution coordinator under the 12b-1 Plan and, as such, receives any fees paid by the Funds pursuant to the 12b-1 Plan.

         On August 24, 1995, the Board of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the 12b-1 Plan for the newly designated Class P and Class L shares of each Fund. Class R shares are not covered by the 12b-1 Plan. The 12b-1 Plan applies to the Class B and Class C shares of the Global Long-Short Fund.

         Under the 12b-1 Plan, each Fund pays distribution fees to the Distributor at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares and at an annual rate of 0.75% of the Fund's aggregate average daily net assets attributable to its Class L shares (or Class B and Class C shares), respectively, to reimburse the Distributor for its expenses in connection with the promotion and distribution of those Classes.

         The 12b-1 Plan provides that the Distributor may use the distribution fees received from the Class of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. The 12b-1 Plan reimburses the Distributor only for expenses incurred.

         For the fiscal year ended June 30, 2000, the 12b-1 Plan incurred the following expenses:


FUND                                              COMPENSATION TO BROKER-DEALERS

Montgomery Growth Fund                                            $918
Montgomery Small Cap Fund                                      $63,656
Montgomery Balanced Fund                                        $1,767
Montgomery International Growth Fund                            $1,806
Montgomery Global 20 Portfolio                                 $188.21
Montgomery Global Long-Short Fund                             $247,647
Montgomery Emerging Markets Fund                                $4,436
Montgomery Short Duration Government Bond Fund                 $160.53
Montgomery Government Money Market Fund                         $8,747

         All 12b-1 Plan expenses were used to compensate broker-dealers who sold the Funds. Except as described in this Statement of Additional Information, none of the 12b-1 Plan expenses were used towards advertising, printing/mailing of prospectuses to other than current shareholders of the Funds, compensation to underwriters, compensation to sales personnel, interest, carrying or other financing charges.

         Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. To the extent that 12b-1 Plan fees are incurred in connection with distribution of the shares of more than one Fund, the fees paid by each such participating Fund may be used to finance the distribution of another Fund. In such instances, the distribution fees incurred will be allocated among the participating Funds according to relative net asset size of the participating Funds.


         Shares are not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class to the Distributor. As of June 30, 2000, the total 12b-1 Plan expenses accrued but not paid for The Montgomery Funds and The Montgomery Funds II were $467.73, which amounted to 0.00% of the Funds' net assets at that time.


         The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The Board determined that there are various anticipated benefits to the Funds from such continuation, including the likelihood that the Plan will stimulate sales of shares of the Trusts and assist in increasing the asset base of the Trusts in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trusts of prompt and significant growth of the asset base of the Trusts, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The 12b-1 Plan (and any distribution agreement between the Fund, the Distributor or the Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Manager, or by the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the Investment Company Act) of the Class to which the 12b-1 Plan applies. Neither any "interested person" of the Trusts (as that term is used under the 1940 Act) nor any trustee of the Trusts who is not any interested person of the Trusts has any direct or indirect financial interests in the operation of the 12b-1 Plan.

         All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Boards of Trustees will review at least quarterly a written report of the distribution expenses incurred by the Manager on behalf of the shares of each Fund. In addition, as long as the 12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust shall be made by the Trustees then in office who are not interested persons of the Trust.

         Shareholder Services Plan. The Trusts have adopted a Shareholder Services Plan (the "Services Plan") with respect to the Funds. The Manager (or its affiliate) serves as the service provider under the Services Plan and, as such, receives any fees paid by the Funds pursuant to the Services Plan. The Trusts have not yet implemented the Services Plan for any Fund other than the Class R shares of the Global Long-Short Fund.

         On August 24, 1995, the Board of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the Services Plan for the Class P and Class L shares of each Fund. The Plan was later amended to cover Class R shares of the Global Long-Short Fund.

         Under the Services Plan, the covered shares of each Fund will pay a continuing service fee to the Manager, the Distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the covered shares of each Fund. Such amounts are compensation for providing certain services to clients owning those shares of the Funds, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.

         The Distributor. Funds Distributor, Inc. (the "Distributor") may provide certain administrative services to the Funds on behalf of the Manager. The Distributor will also perform investment banking, investment advisory and brokerage services for persons other than the Funds, including issuers of securities in which the Funds may invest. These activities from time to time may result in a conflict of interests of the Distributor with those of the Funds, and may restrict the ability of the Distributor to provide services to the Funds.

         Referral Arrangements. The Distributor from time to time compensates other parties for the solicitation of additional investments by existing shareholders or new shareholder accounts. No Fund will pay this compensation out of its assets unless it has adopted a Rule 12b-1 plan. The Distributor pays compensation only to those who have a written agreement with the Distributor or the Manager. The only agreement currently in place is with Round Hill Securities, Inc. ("Round Hill") and relates to a very limited number of its registered representatives. The Distributor currently pays Round Hill at the annual rate of 0.25% of average daily assets introduced and maintained in customer accounts of these representatives. The Distributor also may reimburse certain solicitation expenses.

         The Custodian. The Chase Manhattan Bank (the "Custodian") serves as principal custodian of the Funds' assets, which are maintained at the Custodian's office at 4 Chase MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world. The Board has delegated various foreign custody responsibilities to the Custodian, as the "Foreign Custody Manager" for the Funds to the extent permitted by Rule 17f-5. The Custodian has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board pursuant to Rule 17f-5 under the Investment Company Act. The Custodian, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

         Administrative and Other Services. Montgomery Asset Management, LLC ("MAM") serves as the Administrator to the Funds pursuant to an Administrative Services Agreement among the Trusts and MAM (the "Agreement"). In approving the Agreement, the Board of each Trust, including a majority of the independent Trustees, recognizes that the Agreement involves an affiliate of the Trusts; however, it has made separate determinations that, among other things, the nature and quality of the services rendered under the Agreement are at least equal to the nature and quality of the service that would be provided by an unaffiliated entity.

Subject to the control of the Trusts and the supervision of the Board of each Trust, the Administrator performs the following types of services for the Funds:
(i) furnish performance, statistical and research data; (ii) prepare and file various reports required by federal, state and other applicable laws and regulations; (iii) prepare and print of all documents, prospectuses and reports to shareholders; (iv) prepare financial statements; (v) prepare agendas, notices and minutes for each meeting of the Boards; (vi) develop and monitor compliance procedures; (vii) monitor Blue Sky filings and (viii) manage legal services. For its services performed under the Agreement, each Fund, with the exception of the Balanced Fund, pays the Administrator an administrative fee based upon a percentage of the average daily net assets of each Fund. The fee per Fund varies from an annual rate of 0.07% to 0.04% depending on the Fund and level of assets.

         Chase Global Funds Services Company ("Chase"), 73 Tremont Street, Boston, Massachusetts 02108, serves as the sub-administrator to the Funds pursuant to a Mutual Funds Service Agreement (the "Sub-Agreement") between Chase and MAM. Subject to the control, direction and supervision of MAM and the Trusts, Chase assists MAM in providing administrative services to the Funds. As compensation for the services rendered pursuant to the Sub-Agreement, MAM pays Chase an annual sub-administrative fee based upon a percentage of the average net assets in the aggregate of the Trusts and The Montgomery Funds III. The sub-administrative fee is paid monthly for the month or portion of the month Chase assists MAM in providing administrative services to the Funds. This fee is based on all assets of the Trusts and related trusts or funds and is equal to an annual rate of 0.01625% of the first $3 billion, plus 0.0125% of the next $2 billion and 0.0075% of amounts over $5 billion. The sub-administrative fee paid to Chase is paid from the administrative fees paid to MAM by the Funds. Chase succeeded First Data Corporation as sub-administrator.

         Chase also serves as Fund Accountant to the Trusts pursuant to Mutual Funds Service Agreements ("Fund Accounting Agreement") entered into between each Trust and Chase on May 3, 1999. By entering into the Fund Accounting Agreement, Chase also succeeds First Data Corporation as Fund Accountant to the Trusts. As Fund Accountant, Chase provides the Trusts with various services, including, but are not limited to: (i) maintaining the books and records for the Funds' assets,
(ii) calculating net asset values of the Funds, (iii) accounting for dividends and distributions made by the Funds, and (iv) assisting the Funds' independent auditors with respect to the annual audit. This fee is based on all assets of the Trusts and related trusts or funds and is equal to an annual rate of 0.04875% of the first $3 billion, plus 0.0375% of the next $2 billion and 0.0225% of amounts over $5 billion.


         The  table  below  provides   information  on  the  administrative  and
accounting  fees paid over the past three  fiscal  years (or  shorter  period of operations).

                                                             Administrative Fees Paid              Fund Accounting Fees Paid
                                                             for year ended June 30,               for period ended June 30,
FUND                                                     2000         1999          1998        2000        1999         1998

U.S. Equity Funds

Montgomery Growth Fund                                  $365,554      $596,578      $868,583   $307,401     $343,900     $375,344

Montgomery U.S. Emerging Growth Fund                    $184,611      $244,217      $250,482   $162,692     $123,298     $112,317

Montgomery Small Cap Fund                                $97,619      $107,095      $157,086    $82,044      $56,198      $67,348

Montgomery Balanced Fund #                                    --            --            --    $33,173      $14,323      $10,235

                                      B-56



International and Global Equity Funds

Montgomery International Growth Fund                    $151,955      $128,893       $29,195   $117,301     $110,827      $26,492

Montgomery International 20 Portfolio**                     $716           N/A           N/A       $492          N/A          N/A

Montgomery Global Opportunities Fund                     $55,473       $40,303       $34,872    $25,421      $34,332      $34,601

Montgomery Global 20 Portfolio                           $88,963      $118,656      $169,530    $82,718      $98,812     $161,222

Montgomery Global Long-Short Fund                       $268,678      $31,290+    $38,828***   $254,081     $27,883+           --

Montgomery Global Communications Fund                   $325,425      $198,318      $127,310   $246,157     $169,391     $118,147

Montgomery Emerging Markets Fund                        $222,101      $265,350      $666,433   $167,006     $269,638     $640,146

Montgomery Emerging Markets 20 Portfolio++                $2,120        $6,229          $238    $37,091         $281          N/A

Montgomery Emerging Asia Fund**                          $27,497       $22,722       $30,353    $24,371      $21,080      $26,355

Fixed Income and Money Market Funds

Montgomery Total Return Bond Fund**                      $15,780       $30,298       $38,676    $20,497      $27,733      $21,399

Montgomery Short Duration Government Bond Fund           $84,664       $64,534       $26,924    $88,599      $47,513      $17,363

Montgomery Government Money Market Fund                 $291,413      $321,086      $283,260   $301,006     $341,653     $209,006

Montgomery California Tax-Free Intermediate Bond Fund    $17,055       $20,231       $14,557    $22,417      $17,029       $8,698

Montgomery California Tax-Free Money Fund               $163,417      $122,096       $88,361   $178,002      $89,625      $52,914

Montgomery Federal Tax-Free Money Fund***                $74,889       $62,270       $62,064    $72,709      $44,264      $37,807

** Montgomery International 20 Portfolio commenced operations on December 31, 1999, Montgomery Emerging Asia Fund commenced operations on September 30, 1996, Montgomery Total Return Bond Fund commenced operations on June 30, 1997 and Montgomery Federal Tax-Free Money Fund commenced operations on July 15, 1996.

*** Montgomery Global Long-Short Fund commenced operations on December 31, 1997. The fees noted in the table are as of fiscal year end March 31, 1999. The Montgomery Global Long-Short Fund changed its fiscal year end from March 31 to June 30.

+      For the period April 1, 1999 to June 30, 1999.

++ The administrative fee noted in the table is as of fiscal year end March 31, 1998. The Montgomery Emerging Markets 20 Portfolio changed its fiscal year end from March 31 to June 30.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. The Manager determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds' portfolio transactions, subject to the instructions of, and review by, the Funds and their Boards. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager or a Fund, a better price and execution can otherwise be obtained by using a broker for the transaction.

         The International and Global Equity Funds contemplate purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. A Fund purchasing ADRs and EDRs may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Fund may invest may be traded in the over-the-counter markets.

         Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by a Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

         Provided the Trusts' officers are satisfied that the Funds are receiving the most favorable price and execution available, the Manager may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute their portfolio transactions. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by NASD Regulation, Inc.

         While the Funds' general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Funds or to the Manager, even if the specific services were not imputed just to the Funds and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by that Fund and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Manager in carrying out its responsibilities to that Fund. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Funds. The Boards review all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Funds.

         Investment decisions for a Fund are made independently from those of other client accounts of the Manager or its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Funds and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Funds and the Manager's various other accounts. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The Manager's trade allocation procedures also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

         To the extent any of the Manager's client accounts and a Fund seek to acquire the same security at the same general time (especially if that security is thinly traded or is a small-cap stock), that Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security generally will be allocated between that Fund and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Manager. In many cases, a Funds' transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as that Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for that Fund.

         Other than for the Global Long-Short Fund and the Fixed-Income and Money Market Funds, the Manager's sell discipline for investments in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Manager in determining the appropriate investment horizon.

         For each Fund, sell decisions at the country level are dependent on the results of the Manager's asset allocation model. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Manager's assumed time horizon in those countries. In addition, the rapid pace of privatization and initial public offerings creates a flood of new opportunities which must continually be assessed against current holdings.

         At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.


         For the year ended June 30, 2000, the Funds' total securities transactions generated commissions of $29,866,601, of which $367,535 was paid to Banc of America Securities (formerly Nationsbanc Montgomery Securities). For the year ended June 30, 1999, the Funds total securities transactions generated commissions of $21,104,996, none of which $138,717 was paid to Banc of America
Securities. For the year ended June 30, 1998, the Funds' total securities transactions generated commissions of $21,476,442, of which $27,015 was paid to Banc of America Securities. For the three fiscal years ended June 30, 2000, the Funds' securities transactions generated commissions of:

                                      B-59

Fund                                                                                   Commissions for fiscal year ended:
                                                                            June 30, 1998       June 30, 1999        June 30, 2000

Montgomery Growth Fund                                                        $2,798,653          $3,466,343        $1,822,235
Montgomery U.S. Emerging Growth Fund                                          $1,209,313          $1,488,439        $1,422,070
Montgomery Small Cap Fund                                                     $1,416,883          $1,204,127        $1,030,319
Montgomery Balanced Fund                                                      $        0+         $        0+       $        0+
Montgomery International Growth Fund                                          $  332,532          $2,028,321        $3,060,175++
Montgomery International 20 Portfolio                                            N/A                 N/A            $   19,715
Montgomery Global Opportunities Fund                                          $  532,520          $  822,932        $  918,988
Montgomery Global 20 Portfolio                                                $2,040,486          $1,878,608        $1,557,214
Montgomery Global Long-Short Fund                                                N/A*             $2,145,574        $9,027,765
Montgomery Global Communications Fund                                         $1,370,035          $2,343,249        $5,404,128
Montgomery Emerging Markets Fund                                              $9,442,852          $4,321,947        $3,871,486
Montgomery Emerging Markets 20 Portfolio (formerly Montgomery Emerging        $    8,616          $    7,190++      $   83,104
Markets Focus Fund)
Montgomery Emerging Asia Fund                                                 $  675,563          $  931,870        $  505,517

*  For the period ended March 31, 1998.

+ Does not include commissions paid to the Underlying Funds as well as $43,885 of brokerage commissions attributable to the Montgomery Equity Income Fund which was reorganized as an underlying Fund of the Balanced Fund on April 5, 2000.

++ For the  15-month  period  ended  June 30,  1999.  The  Emerging  Markets  20
   Portfolio changed its fiscal year end from March 31 to June 30.

++ Includes  $222,860 of brokerage  commissions  attributable  to the Montgomery
   International Small Cap Fund, which was reorganized into the Montgomery International Growth Fund on April 5, 2000.


         The Funds do not direct brokerage or effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Funds. However, brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Funds for their customers.

         Depending on the Manager's view of market conditions, a Fund may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. A Funds may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each Trust reserves the right in its sole discretion to (i) suspend the continued offering of its Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

         When in the judgment of the Manager it is in the best interests of a Fund, an investor may purchase shares of that Fund by tendering payment in-kind in the form of securities, provided that any such tendered securities are readily marketable (e.g., the Funds will not acquire restricted securities), their acquisition is consistent with that Fund's investment objective and policies, and the tendered securities are otherwise acceptable to that Fund's Manager. Such securities are acquired by that Fund only for the purpose of investment and not for resale. For the purposes of sales of shares of that Fund for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of that Fund are valued for the purpose of calculating the net asset value of that Fund's shares. A shareholder who purchases shares of a Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Fund and the purchase price of the Fund's shares acquired by the shareholder.

         As noted in the Prospectus, the deadline for receipt of purchase orders for the Money Market Funds is 12 noon Eastern time on days the Money Market Funds calculate their net asset value. Orders received by that deadline will be eligible to accrue any dividend paid for the day of investment. The Money Market Funds reserve the right to extend that daily purchase order deadline (such as to 4:00 P.M. Eastern time like the other Funds). A later deadline would mean that it could not be possible for purchase orders to accrue any dividend for the day on which an investment is made.

         Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

         The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Funds may make payment partly in their portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Funds do not anticipate that they will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trusts have elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Funds pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Fund's portfolio securities at the time of redemption or repurchase.

         Retirement Plans. Shares of the Taxable Funds are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and individual retirement accounts ("IRAs").

         For individuals who wish to purchase shares of the Taxable Funds through an IRA, there is available through these Funds a prototype individual retirement account and custody agreement. The custody agreement provides that DST Systems, Inc. will act as custodian under the plan, and will furnish custodial services for an annual maintenance fee per participating account of $10. (These fees are in addition to the normal custodian charges paid by these Funds and will be deducted automatically from each Participant's account.) For further details, including the right to appoint a successor custodian, see the plan and custody agreements and the IRA Disclosure Statement as provided by these Funds. An IRA that invests in shares of these Funds may also be used by employers who have adopted a Simplified Employee Pension Plan. Individuals or employers who wish to invest in shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution. Information about Roth IRAs is also available from those materials.

         It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant with respect to the requirements of such plans and the tax aspects thereof.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of a Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         As noted in the Prospectus, the net asset value of shares of the Funds generally will be determined at least once daily as of 4:00 P.M. (12:00 noon for the Money Market Funds), Eastern time (or earlier when trading closes earlier), on each day the NYSE is open for trading (except national bank holidays for the Fixed-Income Funds). It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The national bank holidays also include: Columbus Day and Veterans' Day. The Funds may, but do not expect to, determine the net asset values of their shares on any day when the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days to affect materially per-share net asset value.

         Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Funds' net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of that Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

         Generally, the Funds' investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Boards.

         The Funds' equity securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Equity securities that are traded on more than one exchange are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not
readily  available  (including   restricted  securities  which  are
subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Boards.

         Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

         Corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed fixed-income securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, or at fair value as determined in good faith by procedures approved by the Boards. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield-to-maturity information.

         An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the mean between the last bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Boards.

         If any securities held by a Fund are restricted as to resale or do not have readily available market quotations, the Manager and the Trusts' Pricing Committees determine their fair value, following procedures approved by the Boards. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Boards in good faith will establish a conversion rate for such currency.

         All other assets of the Funds are valued in such manner as the Boards in good faith deem appropriate to reflect their fair value.

         The Money Market Funds value their portfolio instruments at amortized cost, which means that securities are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made at least weekly to compare the value of these Funds' investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per-share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of shareholders' interest. If a deviation of 0.50% or more were to occur between the net asset value per share calculated by reference to market values and these Fund's $1.00 per-share net asset value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If these Funds' per-share net asset values (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments or take other action in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if these Funds' per-share net asset values (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                              PRINCIPAL UNDERWRITER

         The Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, also acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is currently registered as a broker-dealer with the SEC and in all 50 states, is a member of most of the principal securities exchanges in the U.S., and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement between each Fund and the Distributor is in effect for each Fund for the same periods as the Agreements, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the appropriate Board or the vote of a majority of the outstanding securities of that Fund (as defined in the Investment Company Act), and (ii) a majority of the Trustees who are not interested persons of any such party, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement with respect to each Fund may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Funds' shares. The Principal Underwriter has not been paid any underwriting commissions for underwriting securities of the Funds during each of the Funds' last three fiscal years.

                             PERFORMANCE INFORMATION

         As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

         The Money Market Funds. Current yield reflects the interest income per share earned by these Funds' investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

         Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

                          Effective Yield = [(Base Period Return + 1)365/7] - 1

         The Total Return Bond Fund, the Short Bond Fund and the California Intermediate Bond Fund. These Funds' 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                          YIELD = 2[(1+[a-b]/cd)6 - 1]

         Where:            a        =       dividends and interest earned during
                                            the period.

                           b        =       expenses accrued for the period (net
                                            of reimbursement).

                           c        =       the average daily number of shares
                                            outstanding during the period that
                                            were entitled to receive dividends.

                           d        =       the maximum offering price per share
                                            on the last day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Investors should recognize that, in periods of declining interest rates, these Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by these Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of these Funds. In periods of rising interest rates, the opposite result can be expected to occur.

         The Tax-Free Funds. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for one of the Tax-Free Funds is computed by dividing that portion of the current yield (or effective yield) of the Tax-Free Fund (computed for the Fund as indicated above) that is tax exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax exempt. In calculating tax equivalent yields for the California Intermediate Bond and California Money Funds, these Funds assume an effective tax rate (combining federal and California tax rates) of 45.22%, based on a California tax rate of 9.3% combined with a 39.6% federal tax rate. The Federal Money Fund assumes a federal tax rate of 39.6% The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.


         Yields. The yields for the indicated periods ended June 30, 2000, were as follows:

                                                                             TAX-EQUIV.     TAX-EQUIV.
                                                               EFFECTIVE       CURRENT      EFFECTIVE       CURRENT      TAX-EQUIV.
FUND                                              YIELD          YIELD         YIELD*         YIELD*         YIELD         YIELD*
                                                 (7-DAY)        (7-DAY)        (7-DAY)       (7-DAY)        (30-DAY)      (30-DAY)

Montgomery Total Return Bond Fund                N/A            N/A            N/A            N/A           6.50%         N/A

Montgomery Short Duration Government
Bond Fund                                        N/A            N/A            N/A            N/A           6.20%         N/A

Montgomery Government Money Market Fund         6.22           6.42%           N/A            N/A            N/A          N/A

Montgomery California Tax-Free Intermediate
Bond Fund                                        N/A            N/A            N/A            N/A           4.25%        4.33%

Montgomery California Tax-Free Money Fund       3.55%          3.61%          6.48%          6.59%           N/A          N/A

Montgomery Federal Tax-Free Money Fund          3.97%          4.05%          7.25%          7.39%           N/A          N/A


o Calculated using a combined federal and California income tax rate of 45.22% for the California Funds and a federal rate of 39.6% for the Federal Money Fund.

         Average Annual Total Return. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                            P(1 + T)n = ERV
         Where:            P        =       a  hypothetical  initial  payment of
                                            $1,000.
                           T        =       average annual total return.
                           n        =       number of years.
                           ERV      =       Ending   Redeemable   Value   of   a
                                            hypothetical  $1,000 investment made
                                            at  the  beginning  of a  1-,  5- or
                                            10-year  period  at the  end of each
                                            respective   period  (or  fractional
                                            portion      thereof),      assuming
                                            reinvestment  of all
                                            dividends  and   distributions   and
                                            complete     redemption    of    the
                                            hypothetical  investment  at the end
                                            of the measuring period.

         Aggregate Total Return. A Fund's "aggregate total return" figures represent the cumulative change in the value of an investment in that Fund for the specified period and are computed by the following formula:

                                            ERV - P
                                            -------
                                               P
         Where:            P        =       a  hypothetical  initial  payment of
                                            $1,000.
                           ERV      =       Ending    Redeemable   Value   of  a
                                            hypothetical  $1,000 investment made
                                            at  the  beginning  of a  l-,  5- or
                                            10-year  period  at the end of a l-,
                                            5- or 10-year  period (or fractional
                                            portion      thereof),      assuming
                                            reinvestment  of all  dividends  and
                                            distributions      and      complete
                                            redemption   of   the   hypothetical
                                            investment   at   the   end  of  the
                                            measuring period.

         Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.


         The average annual total return for each Fund for the periods indicated was as follows:

                                                                                  YEAR              5-YEARS           INCEPTION*
FUND                                                                             ENDED               ENDED             THROUGH
                                                                             JUNE 30, 2000       JUNE 30, 2000      JUNE 30, 2000
Montgomery Growth Fund                                                            0.47%              14.57%             18.78%
Montgomery U.S. Emerging Growth Fund                                             42.46%              20.12%             21.08%
Montgomery Small Cap Fund                                                        34.12%              18.70%             19.27%
Montgomery Balanced Fund                                                          1.62%              13.13%             16.29%
Montgomery International Growth Fund                                             10.16%               N/A               16.15%
Montgomery International 20 Portfolio                                             0.10%               N/A                0.10%
Montgomery Global Opportunities Fund                                             21.46%              22.22%             18.38%
Montgomery Global 20 Portfolio                                                   17.14%               N/A               23.08%
Montgomery Global Long-Short Fund                                                67.54%               N/A               66.32%
Montgomery Global Communications Fund                                            51.53%              31.20%             25.52%
Montgomery Emerging Markets Fund                                                 17.58%              (0.93)%             3.69%
Montgomery Emerging Markets 20 Portfolio (formerly Montgomery Emerging           27.91%               N/A               24.17%
Markets Focus Fund)
Montgomery Emerging Asia Fund                                                   (12.56)%              N/A               (0.11)%
Montgomery Total Return Bond Fund                                                 4.96%               N/A                6.30%
Montgomery Short Duration Government Bond Fund                                    4.86%               5.74%              5.49%

                                      B-67



                                                                                  YEAR              5-YEARS           INCEPTION*
FUND                                                                             ENDED               ENDED             THROUGH
                                                                             JUNE 30, 2000       JUNE 30, 2000      JUNE 30, 2000

Montgomery California Tax-Free Intermediate Bond Fund                             3.71%               5.02%              4.53%

----------------
* Total return for periods of less than one year are aggregate, not annualized, return figures. The dates of inception for the Funds were:

         Growth Fund, September 30, 1993; U.S. Emerging Growth Fund, December 30, 1994; Small Cap Fund, July 13, 1990; Balanced Fund, March 31, 1994; International Growth Fund, June 30, 1995; International 20 Portfolio, December 31, 1999; Global Opportunities Fund, September 30, 1993; Global 20 Portfolio, October 27, 1995; Global Long-Short Fund, December 31, 1997; Global Communications Fund, June 1, 1993; Emerging Markets Fund, March 1, 1992; Emerging Markets 20 Portfolio (formerly Emerging Markets Focus Fund, December 31, 1997; Emerging Asia Fund, September 30, 1996; Total Return Bond Fund, June 30, 1997; Short Duration Government Bond Fund, December 18, 1992; Government Money Fund, September 14, 1992; California Intermediate Bond Fund, July 1, 1993; California Tax-Free Money Fund, September 30, 1994; and Federal Tax-Free Money Fund, June 30, 1996.


         Comparisons. To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements and other materials regarding the Funds may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Publications, indices and averages, including but not limited to, the following may be used in discussion of a Fund's performance or the investment opportunities it may offer:

         a) Standard & Poor's 500 Composite Stock Index, one or more of the Morgan Stanley Capital International Indices, and one or more of the International Finance Corporation Indices.

         b) Bank Rate Monitor--A weekly publication which reports various bank investments, such as certificate of deposit rates, average savings account rates and average loan rates.

         c) Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis--A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

         d) Donoghue's Money Fund Report--Industry averages for 7-day annualized and compounded yields of taxable, tax-free, and government money funds.

         e) Salomon Brothers Bond Market Roundup--A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. This publication also summarizes changes in banking statistics and reserve aggregates.

         f) Lehman Brothers indices--Lehman Brothers fixed-income indices may be used for appropriate comparisons.

         g) other indices--including Consumer Price Index, Ibbotson, Micropal, CNBC/Financial News Composite Index, MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australasia, Far East Index--a capitalization-weighted index that includes all developed world markets except for those in North America), Datastream, Worldscope, NASDAQ, Russell 2000 and IFC Emerging Markets Database.

         In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Funds.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Funds to calculate their figures.

         The Funds may also publish their relative rankings as determined by independent mutual fund ranking services like Lipper Analytical Services, Inc. and Morningstar, Inc.

         Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         Reasons to Invest in the Funds. From time to time, the Funds may publish or distribute information and reasons supporting the Manager's belief that a particular Fund may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to, Bloomberg, Morningstar, Barings, WEFA, consensus estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope and Reuters as well as both local and international brokerage firms. For example, the Funds may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports and/or economic growth. The Funds may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product (GDP) for selected economies. In using this information, the Montgomery Emerging Asia Fund also may claim that certain Asian countries are regarded as having high rates of growth for their economies (GDP), international trade and corporate earnings; thus producing what the Manager believes to be a favorable investment climate.

         Research. The Manager has developed its own tradition of intensive research and has made intensive research one of the important characteristics of the Montgomery Funds style.

         The portfolio managers for the International and Global Equity Funds work extensively on developing an in-depth understanding of particular foreign markets and particular companies. And they very often discover that they are the first analysts from the United States to meet with representatives of foreign companies, especially those in emerging markets nations.

         Extensive research into companies that are not well known--discovering new opportunities for investment--is a theme that crosses a number of the Funds and is reflected in the number of Funds oriented towards smaller capitalization businesses

         In-depth research, however, goes beyond gaining an understanding of unknown opportunities. The portfolio analysts have also developed new ways of gaining information about well-known parts of the domestic market. The growth equity team, for example, has developed its own strategy and proprietary database for analyzing the growth potential of U.S. companies, often large, well-known companies.

         From time to time, advertising and sales materials for the Montgomery Funds may include biographical information about portfolio managers as well as commentary by portfolio managers regarding investment strategy, asset growth, current or past economic, political or financial conditions that may be of interest to investors.


         Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management (as of September 30, 2000 approximately $5 billion for retail and institutional investors in The Montgomery Funds) and total shareholders invested in the Funds (as of September 30, 2000, around 184,000).


                               GENERAL INFORMATION

         Investors in the Funds will be informed of the Funds' progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the organization of The Montgomery Funds and the registration of shares of the Small Cap Fund as the initial series of the Trust have been assumed by the Small Cap Fund; all expenses incurred in connection with the organization of The Montgomery Funds II have been assumed by Montgomery Institutional Series: Emerging Markets Portfolio and the Manager. Expenses incurred in connection with the establishment and registration of shares of each of the other funds constituting separate series of the Trusts have been assumed by each respective Fund. The expenses incurred in connection with the establishment and registration of shares of the Funds as separate series of the Trusts have been assumed by the respective Funds and are being amortized over a period of five years commencing with their respective dates of inception. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by certain Funds and will be reimbursed for such expenses after commencement of those Funds' operations. Investors purchasing shares of a Fund bear such expenses only as they are amortized daily against that Fund's investment income.

         As noted above, The Chase Manhattan Bank (the "Custodian") acts as custodian of the securities and other assets of the Funds. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

         DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, is the Funds' Master Transfer Agent and Paying Agent.

         PricewaterhouseCoopers   LLP,  333  Market   Street,   San   Francisco,
California 94105, is the independent auditor for the Funds.

         The  validity  of shares  offered  hereby  has been  passed on by Paul,
Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San  Francisco,
California 94104.

         The  shareholders of The Montgomery Funds (but not The Montgomery Funds
II) as shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust ("Declaration of Trust") contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets for any shareholder held personally liable for obligations of the Funds or Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company as distinguished from an operating company would not likely give rise to liabilities in excess of the Funds' total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is extremely remote because it is limited to the unlikely circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

         Among the Boards' powers enumerated in the Agreements and Declaration of Trust is the authority to terminate the Trusts or any of their series, or to merge or consolidate the Trusts or one or more of their series with another trust or company without the need to seek shareholder approval of any such action.


         As of September 30, 2000, to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the outstanding Class R Shares of the respective Funds indicated:

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
Growth Fund - Class R

Charles Schwab & Co., Inc.                                                                      4,900,657               27.34%
101 Montgomery Street
San Francisco CA 94104-4122

Asset Allocation Fund                                                                           1,420,374               7.92%
Attn. Mike Dominguez
101 California Street
San Francisco, CA 94111-5802

National Financial Services LLC                                                                 1,278,436               7.13%
For the Exclusive Benefit of Our Customers - Attn. Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

                                      B-71



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
U.S. Emerging Growth Fund - Class R
Charles Schwab & Co., Inc.                                                                      2,288,752               27.63%
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services LLC                                                                  585,771                7.07%
For the Exclusive Benefit of Our Customers - Attn. Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

Small Cap Fund - Class R
Charles Schwab & Co., Inc.                                                                       574,051                12.70%
101 Montgomery Street
San Francisco CA 94104-4122

Northern Trust Company Cust.                                                                     334,752                7.41%
FBO Dallas Symphony Fund for Excellence
A/C # 26-00196
P.O. Box 92956
Chicago, IL 60675-2956

International Growth Fund - Class R
Charles Schwab & Co., Inc.                                                                      2,567,035               42.82%
101 Montgomery Street
San Francisco CA 94104-4122

International Growth Fund - Class R
Charles Schwab & Co., Inc.                                                                       54,672                 45.64%
101 Montgomery Street
San Francisco CA 94104-4122

Lieber Family Limited Partnership                                                                25,202                 21.04%
510 Little John Lane
Houston, TX 77024-5719

Mark Geist                                                                                       10,000                 8.35%
456 Oakshire Place
Alamo, CA 94507-2332

                                      B-72



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
Global Opportunities Fund - Class R
Charles Schwab & Co., Inc.                                                                      1,449,775               39.14%
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services LLC                                                                  280,994                7.59%
For the Exclusive Benefit of Our Customers - Attn. Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

Global Communications Fund - Class R
Charles Schwab & Co., Inc.                                                                      4,782,283               35.84%
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services LLC                                                                  883,134                6.62%
For the Exclusive Benefit of Our Customers - Attn. Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

Global Long-Short Fund - Class R
Charles Schwab & Co., Inc.                                                                      4,196,085               40.70%
101 Montgomery Street
San Francisco CA 94104-4122

Merrill, Lynch, Pierce, Fenner & Smith, Inc.                                                     753,069                7.31%
FBO Its Customers
Attn. Fund Administration 97TN7
4800 Deer Lake Dr. E. Fl. 2
Jacksonville, FL 32246-6484

Emerging Markets Fund - Class R
Charles Schwab & Co., Inc.                                                                      8,363,547               37.71%
101 Montgomery Street
San Francisco CA 94104-4122

                                      B-73



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
National Financial Services LLC                                                                 2,621,303               11.82%
For the Exclusive Benefit of Our Customers - Attn. Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

Emerging Markets 20 Portfolio (formerly Emerging Markets Focus Fund) - Class R
Charles Schwab & Co., Inc.                                                                       242,043                67.79%
101 Montgomery Street
San Francisco CA 94104-4122

Merrill, Lynch, Pierce, Fenner & Smith, Inc.                                                     42,017                 11.77%
FBO Its Customers
Attn. Fund Administration 97TP0
4800 Deer Lake Dr. E. Fl. 2
Jacksonville, FL 32246-6484

Emerging Asia Fund - Class R
Charles Schwab & Co., Inc.                                                                       800,436                37.21%
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services LLC                                                                  146,727                6.82%
For the Exclusive Benefit of Our Customers - Attn. Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

Global 20 Portfolio - Class R
Charles Schwab & Co., Inc.                                                                      1,239,629               26.38%
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services LLC                                                                  364,626                7.76%
For the Exclusive Benefit of Our Customers - Attn. Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

                                      B-74



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
Balanced Fund - Class R
Charles Schwab & Co., Inc.                                                                      1,033,291               29.62%
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services LLC                                                                  308,721                8.85%
For the Exclusive Benefit of Our Customers - Attn. Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

Equity Income Fund - Class R
Asset Allocation Fund                                                                            344,278               100.00%
Attn. Mike Dominguez
101 California Street
San Francisco, CA 94111-5802

Total Return Bond Fund - Class R
Asset Allocation Fund                                                                           1,901,655               74.46%
Attn. Mike Dominguez
101 California Street
San Francisco, CA 94111-5802

Charles Schwab & Co., Inc.                                                                       431,602                16.90%
101 Montgomery Street
San Francisco CA 94104-4122

Short Duration Government Bond Fund - Class R
Charles Schwab & Co., Inc.                                                                     10,083,444               54.95%
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services LLC                                                                 1,011,336               5.51%
For the Exclusive Benefit of Our Customers - Attn. Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

                                      B-75



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
Prudential Securities, Inc.                                                                     1,474,216               8.03%
Special Custody Account for the Exclusive
Benefit of Customers - PC
1 New York Plaza
Attn. Mutual Funds
New York, NY 10004-1901

Government Money Market Fund - Class R
Banc of America Securities                                                                     998,482,421              89.65%
Sweep Account FBO Clients
Attn. Mutual Funds
600 Montgomery Street
San Francisco, CA 94111-2702

Federal Tax-Free Money Fund - Class R
Banc of America Securities                                                                     138,476,888              96.56%
Sweep Account FBO Clients
Attn. Mutual Funds
600 Montgomery Street
San Francisco, CA 94111-2702

California Tax-Free Intermediate Bond Fund - Class R
Charles Schwab & Co., Inc.                                                                      1,564,455               69.75%
101 Montgomery Street
San Francisco CA 94104-4122

National Financial Services LLC                                                                  112,888                5.03%
For the Exclusive Benefit of Our Customers - Attn. Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

California Tax-Free Money Market - Class R
Banc of America Securities                                                                     327,503,053              70.89%
Sweep Account FBO Clients
Attn. Mutual Funds
600 Montgomery Street
San Francisco, CA 94111-2702

                                      B-76



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
Republic Bank of California NA                                                                 129,725,623              28.08%
Investment Dept.
445 N. Bedford Drive
Beverly Hills, CA 90210-4302

         As of September 30, 2000, to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the outstanding Class P Shares of the respective Funds indicated:

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
Growth Fund - Class P
Inv. Fiduciary Trust Co.                                                                          2,671                 38.74%
IRA Carl N. Grant
2008 Cutwater Ct.
Reston, VA 20191-3604

Dreyfus Investment Services Corp.                                                                 1,441                 20.89%
FBO 649772181
2 Mellon Bank Center, Room 177
Pittsburgh, PA 15259-0001

Walter J. Klein Company Ltd.                                                                       581                  8.42%
Profit Sharing Trust
5033 Carillon Way
Charlotte, NC 28270

Inv. Fiduciary Trust Co. Cust.                                                                     494                  7.16%
IRA A/C Carol A. Grant
2008 Cutwater Ct.
Reston, VA 20191-3604

Equity Income Fund - Class P
Asset Allocation Fund                                                                            191,006               100.00%
Attn. Mike Dominguez
101 California Street
San Francisco, 94111-5802

                                      B-77



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
Small Cap Fund - Class P
Saxon & Co.                                                                                      559,357                47.00%
FBO T/A Leaseway Transport
A/C #20-35-002-1037303
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

State Street Bank & Trust Co. Tr.                                                                340,192                28.59%
U/A December 1, 1993
Ameridata Tech Employee Savings Plan
Attn. Steven Shipman Master Tr. W6C
One Enterprise Dr.
No. Quincy, MA 02171-2126

State Street Bank & Trust Co.                                                                    107,886                9.07%
U/A January 2, 1996
Wavetek US, Inc. Employee Savings & Investments Plan
P.O. Box 1992
Boston, MA 02105-1992

MRA Systems, Inc.                                                                                69,271                 5.82%
1 Neuman Way J-103
Evandale, OH 45215-1915

State Street                                                                                     67,775                 5.69%
Retirement Savings Plan
P.O. Box 1992
Boston, MA 02105-1992

International Growth Fund - Class P
Merrill, Lynch, Pierce, Fenner & Smith, Inc.                                                     410,152                98.58%
For the Sole Benefit of Its Clients
4800 Deer Lake Dr.
E. Bldg. One
Jacksonville, FL 32246-6484

                                      B-78



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
Emerging Markets Fund - Class P
State Street Bank & Trust Co.                                                                    42,878                 60.52%
U/A/ January 2, 1996
Wavetek US Inc. Employee Savings & Investment Plan
P.O. Box 1992
Boston, MA 02105-1992

Canada Life Insurance Company of America                                                          6,871                 9.70%
Attn. Mukesh Sharma
330 University Avenue SP12
Toronto, Ontario MSG 1R*
Canada

MSDW Online, Inc.                                                                                 6,066                 8.56%
780-16649-18
333 Market Street
San Francisco, CA 94105-2102

Dreyfus Investment Services Corp.                                                                 3,736                 5.27%
FBO 636931621
2 Mellon Bank Center Room 177
Pittsburgh, PA 15259-0001

Global 20 Portfolio - Class P
E*TRADE Securities, Inc.                                                                           277                  30.16%
A/C 1090-6929
Peter R. Daboll
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94303-3306

Inv. Fiduciary Trust Co.                                                                           200                  21.73%
IRA Carl N. Grant
2008 Cutwater Ct.
Reston, VA 20191-3604

BA Investment Services, Inc.                                                                       179                  19.49%
FBO 211129251
185 Berry St., 3rd Floor #2640
San Francisco, CA 94107-1729

                                      B-79



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
E*TRADE Securities, Inc.                                                                           122                  13.22%
A/C 1961-0863
Mary Campbell
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94303-3306

Balanced Fund - Class P
State Street Bank & Trust Co. Tr.                                                                171,201                97.79%
U/A December 1, 1993
Ameridata Tech Employee Savings Plan
Attn. Steven Shipman Master Tr. W6C
One Enterprise Dr.
No. Quincy, MA 02171-2126

Short Government Bond Fund - Class P
Merrill, Lynch, Pierce, Fenner & Smith, Inc.                                                     383,857                98.82%
For the Sole Benefit of Its Clients
4800 Deer Lake Dr.
E. Bldg. One
Jacksonville, FL 32246-6484

Government Money Market Fund - Class P
Aswan Investments LP                                                                               473                  99.62%
P.O. Box 620922
Woodside, CA 94062-0922

         As of September 30, 2000, the Trustees and the officers of TMF owned, as a group, more than 1% of the outstanding Class R shares of each of the Montgomery International 20 Portfolio and the Montgomery Emerging Markets 20 Portfolio.

         The Trusts are registered with the Securities and Exchange Commission as non-diversified management investment companies, although each Fund, except for the Global 20 Portfolio, the Mid Cap 20 Portfolio, the International 20 Portfolio and the Tax-Free Funds, is a diversified series of The Montgomery Funds. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statements filed with the SEC. Copies of the Registration Statements may be obtained from the SEC upon payment of the prescribed fee.

                              FINANCIAL STATEMENTS

         Audited financial statements for the relevant periods ending June 30, 2000 for each Fund as contained in the Annual Report to Shareholders of those Funds for the fiscal year ended June 30, 2000, are incorporated herein by reference.

                                    Appendix

         Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps").

Standard & Poor's Rating Group

Bond Ratings

         AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

         BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

         D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                  S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

         C This designation is assigned to short-term obligations with doubtful capacity for payment.

         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc.

Bond Ratings

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Investors Service, L.P.

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

         AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Bonds rated C are in imminent default in payment of interest or principal.

         DDD, DD and D Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+     Exceptionally  strong  credit  quality.  Issues  assigned this
                  rating  are  regarded  as  having  the  strongest   degree  of
                  assurance for timely payment.


         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating are in actual or imminent payment default.

Duff & Phelps Credit Rating Co.

Bond Ratings

         AAA Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         BBB Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

         BB Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

         B Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

         CCC Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

         DD       Defaulted  debt   obligations.   Issuer  has  failed  to  meet
                  scheduled principal and/or interest payments.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Ratings

         Duff-1 The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

         Duff-2 Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

         Duff-3 Paper rated Duff-3 is regarded as having satisfactory liquidity and other protection factors. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Duff-4 Paper rated Duff-4 is regarded as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         Duff-5 Paper rated Duff-5 is in default. The issuer has failed to meet scheduled principal and/or interest payments.

      ---------------------------------------------------------------------

                                     PART B

                     STATEMENT OF ADDITIONAL INFORMATION FOR

                       MONTGOMERY U.S. SELECT 20 PORTFOLIO

      ---------------------------------------------------------------------

                              THE MONTGOMERY FUNDS

                       MONTGOMERY U.S. SELECT 20 PORTFOLIO


                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 31, 2000


         The Montgomery Funds is an open-end management investment company organized as a Massachusetts business trust (the "Trust"), having different series of shares of beneficial interest. The Montgomery U.S. Select 20 Portfolio (the "U.S. Select 20 Portfolio" or the "Portfolio") is a series of the Trust. This Statement of Additional Information contains information in addition to that set forth in the prospectus for the Portfolio, dated October 31, 2000, as that prospectus may be revised from time to time (the "Prospectus"). The Prospectus may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus.

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
STATEMENT OF ADDITIONAL INFORMATION...........................................1
THE TRUST.....................................................................3
INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIO............................3
RISK FACTORS.................................................................14
INVESTMENT RESTRICTIONS......................................................15
DISTRIBUTIONS AND TAX INFORMATION............................................18
TRUSTEES AND OFFICERS........................................................22
INVESTMENT MANAGEMENT AND OTHER SERVICES.....................................26
EXECUTION OF PORTFOLIO TRANSACTIONS..........................................29
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................32
DETERMINATION OF NET ASSET VALUE.............................................33
PRINCIPAL UNDERWRITER........................................................35
PERFORMANCE INFORMATION......................................................36
GENERAL INFORMATION..........................................................39
FINANCIAL STATEMENTS.........................................................40
APPENDIX.....................................................................41

                                    THE TRUST

         The Montgomery Funds is an open-end management investment company organized as a Massachusetts business trust on May 10, 1990, and is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. This Statement of Additional Information pertains to the U.S. Select 20 Portfolio


               INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIO

         The Portfolio is managed by Montgomery Asset Management, LLC (the "Manager") and its shares are distributed by Funds Distributor, Inc. (the "Distributor"). The investment objective and policies of the Portfolio are described in detail in the Prospectus. The following discussion supplements the discussion in the Prospectus.

         The Portfolio is a non-diversified series of The Montgomery Funds. The achievement of the Portfolio's investment objective will depend upon market conditions generally and on the Manager's analytical and portfolio management skills.

Alternative Structures

         The Portfolio has reserved the right, if approved by the Board of Trustees, to convert to a "master/feeder" structure. In this structure the assets of mutual funds with common investment objectives and similar parameters are combined in a pool, rather than being managed separately. The individual funds are known as "feeder" funds and the pool as the "master" fund. Although combining assets in this way allows for economies of scale and other advantages, this change will not affect the investment objectives, philosophies or disciplines currently employed by the Portfolio and the Manager. The Portfolio would notify its shareholders before it took any action to convert to this structure. As of the date of this Statement of Additional Information, the Portfolio has not proposed instituting this alternative structure.

Portfolio Securities

         Depositary Receipts, Convertible Securities and Securities Warrants. The Portfolio may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of the Portfolio's investment policies, the Portfolio's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. The Portfolio may also invest in convertible securities and securities warrants.

         Other Investment Companies. The Portfolio may invest in securities issued by other investment companies. Those investment companies must invest in securities in which the Portfolio can invest in a manner consistent with the Portfolio's investment objective and policies. Applicable provisions of the Investment Company Act require that the Portfolio limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of the Portfolio's total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) the Portfolio and affiliated persons of the Portfolio not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by the Portfolio in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) the Portfolio not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase.

         The Portfolio does not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, the Portfolio bears its ratable share of that investment company's expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

         Debt Securities. The Portfolio may purchase debt securities that complement its objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 35% of the Portfolio's total assets. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy, which may be changed by the Board, the Portfolio may invest up to 5% of its total assets in debt securities rated lower than investment grade. Subject to this limitation, the Portfolio may invest in any debt security, including securities in default. After its purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Portfolio. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Portfolio.

         Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of the Portfolio and will be limited to 5% of the Portfolio's total assets.

         U.S. Government Securities. The Portfolio may invest a substantial portion, if not all, of its net assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including repurchase agreements backed by such securities ("U.S. government securities"). The Portfolio generally will have a lower yield than if it purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. Government securities.

         Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Portfolio's shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee
that  the  U.S.   government   will
provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest. The securities issued by these agencies are discussed in more detail later.

         Asset-Backed Securities. The Portfolio may invest up to 5% of its total assets in asset-backed securities. These are secured by and payable from pools of assets, such as motor vehicle installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Like mortgage-related securities, these securities are subject to the risk of prepayment.

         Structured Notes and Indexed Securities. The Portfolio may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Portfolio invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

Risk Factors/Special Considerations Relating to Debt Securities

         The Portfolio may invest in debt securities that are rated below BBB by S&P, Baa by Moody's or BBB by Fitch, or, if unrated, are deemed to be of equivalent investment quality by the Manager. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, the Portfolio will invest no more than 5% of its assets in debt securities rated below Baa by Moody's or BBB by S&P, or, if unrated, of equivalent investment quality as determined by the Manager. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The net asset value of the Portfolio will reflect these changes in market value.

         Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

         Although such bonds may offer higher yields than higher-rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher-rated securities. The existence of limited markets for particular securities may diminish the ability of the Portfolio to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of the Portfolio.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Portfolio to achieve its investment objectives may, to the extent it invests in low-rated debt securities, be more dependent upon such credit analysis than would be the case if the Portfolio invested in higher-rated debt securities.

         Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated debt securities but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, the Portfolio may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

Hedging and Risk Management Practices

         The Portfolio may purchase options and futures and may write covered options.

         Futures Contracts and Options on Futures Contracts. The Portfolio typically will not hedge against movements in interest rates, securities prices or currency exchange rates. The Portfolio may still occasionally purchase and sell various kinds of futures contracts and options on futures contracts. The Portfolio also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.

         The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that the Portfolio will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Portfolio may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Portfolio's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

         The Portfolio will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio for which it expects to purchase. When used, the Portfolio's futures transactions generally will be entered into only for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by the Portfolio are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While the Portfolio's futures contracts on securities or currencies will usually be liquidated in this manner, the Portfolio may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         By using futures contracts to hedge their positions, the Portfolio seeks to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Portfolio proposes to acquire. For example, when interest rates are rising or securities prices are falling, the Portfolio can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, the Portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. The Portfolio can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency the Portfolio has acquired or expects to acquire.

         As part of its hedging strategy, the Portfolio also may enter into other types of financial futures contracts if, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for the Portfolio's portfolio securities and such futures contracts. Although under some circumstances prices of securities in the Portfolio's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Portfolio's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of the Portfolio's portfolio securities could be offset substantially by a decline in the value of the futures position.

         The acquisition of put and call options on futures contracts gives the Portfolio the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives the Portfolio the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

         The Portfolio may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. The Portfolio's ability to establish and close out positions on such options is dependent upon a liquid market.

         Loss from investing in futures transactions by the Portfolio is potentially unlimited.

         The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Options on Securities, Securities Indices and Currencies. The Portfolio may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which the Portfolio may invest. The Portfolio also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

         The Portfolio normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

         The Portfolio may purchase and sell options traded on U.S. and foreign exchanges. Although the Portfolio will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

         Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi)
discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Although the Portfolio does not currently intend to do so, it may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves the Portfolio's giving another party, in return for a premium, the right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Portfolio gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Portfolio's ability to sell the underlying security is limited while the option is in effect unless the Portfolio effects a closing purchase transaction.

         The Portfolio also may write covered put options that give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. The Portfolio will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, the Portfolio will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. The Portfolio will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Portfolio's total assets.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Portfolio's orders.

         Equity-Linked Derivatives--SPDRs, WEBS, DIAMONDS and OPALS. The Portfolio may invest in Standard & Poor's ("S&P") Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs"), World Equity Benchmark Series ("WEBS"), Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALS"). Each of these instruments is a derivative security whose value follows a well-known securities index or baskets of securities.

         SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. WEBS are currently available in 17 varieties, each designed to follow the performance of a different Morgan Stanley Capital International country index. DIAMONDS are designed to follow the performance of the Dow Jones Industrial Average which tracks the composite stock performance of 30 major U.S. companies in a diverse range of industries.

         OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. Opals, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default.

         Because the prices of SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. In addition to the risks disclosed in "Foreign Securities" below, because WEBS mirror the performance of a single country index, a economic downturn in a single country could significantly adversely affect the price of the WEBS for that country.

Other Investment Practices

         Repurchase Agreements. The Portfolio may enter into repurchase agreements. The Portfolio's repurchase agreements will generally involve a short-term investment in a U.S. Government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to the Portfolio. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the underlying security.

         Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Board, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Portfolio enters into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Board.

         The Portfolio generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Portfolio regards repurchase agreements with maturities in excess of seven days as illiquid. The Portfolio may not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

         For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from the Portfolio to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, the Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and the Portfolio has not perfected a security interest in the security, the Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolio, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

         Apart from the risk of bankruptcy or insolvency proceedings, the Portfolio also runs the risk that the seller may fail to repurchase the security. However, the Portfolio always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Portfolio plus accrued interest, and the Portfolio makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

         The Portfolio may participate in one or more joint accounts with each other and other series of the Trust and the Montgomery Funds II that invest in repurchase agreements collateralized, subject to their investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event have a duration of more than seven days.

         Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. The Portfolio typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage, and the Portfolio will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. The Portfolio also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Portfolio's securities is disadvantageous.

         The Portfolio causes its custodian to segregate liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities equal in value to their obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.

         Lending of Portfolio Securities. Although the Portfolio currently does not intend to do so, the Portfolio may lend its portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Portfolio or the borrower at any time. Upon such termination, the Portfolio is entitled to obtain the return of the securities loaned within five business days.

         For the duration of the loan, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk.

         When-Issued and Forward Commitment Securities. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Portfolio to the issuer. While the Portfolio reserves the right to sell when-issued or delayed delivery securities prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Portfolio makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Portfolio does not believe that its net asset values will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Portfolio causes its custodian to segregate cash, U.S. government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of the Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio will earn no income on these assets.

         The Portfolio may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, the Portfolio must obtain the security which it has made a commitment to deliver. If the Portfolio does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, the Portfolio may incur a loss as a result of this type of forward commitment if the price of the security increases between the date the Portfolio enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. The Portfolio will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses the Portfolio may be required to pay in connection with this type of forward commitment. Whenever the Portfolio engages in this type of transaction, it will segregate assets as discussed above.

         Illiquid Securities. The Portfolio may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by the Portfolio in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Illiquid securities acquired by the Portfolio may include those that are subject to restrictions on transferability contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

         In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Portfolio's inability to dispose of such securities promptly or at favorable prices.

         The Board has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security, (ii) the number of dealers that quote prices for the security,
(iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Portfolio's portfolios and reports periodically on such decisions to the Board.

         Defensive Investments and Portfolio Turnover. Notwithstanding its investment objective, the Portfolio may adopt up to 100% cash or cash equivalent position for temporary defensive purposes to protect against the erosion of its capital base. Depending on the Manager's analysis of the various markets and other considerations, all or part of the assets of the Portfolio may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances, and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment of the Portfolio.

         Portfolio securities are sold whenever the Manager believes it appropriate, regardless of how long the securities have been held. The Manager therefore changes the Portfolio's investments whenever it believes doing so will further the Portfolio's investment objectives or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expenses to the Portfolio, including brokerage commissions, dealer markups, and other transaction costs and may result in the recognition of gains that may be distributed to shareholders. Portfolio turnover in excess of 100% is considered high and increases such costs. Even when portfolio turnover exceeds 100%, however, the Portfolio does not regard portfolio turnover as a limiting factor.


                                  RISK FACTORS

         The following describes certain risks involved with investing in the Portfolio in addition to those described in the prospectus or elsewhere in this Statement of Additional Information.

Foreign Securities

         The Portfolio may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Portfolio may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

         Brokerage commissions, fees for custodial services and other costs relating to investments by the Portfolio in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions which resulted in settlement difficulty. The inability of the Portfolio to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Portfolio if the value of the portfolio security declined, or result in claims against the Portfolio if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Because certain securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of the Portfolio's securities denominated in the currency. Such changes also affect the Portfolio's income and distributions to shareholders. The Portfolio may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Portfolio may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

         Some countries in which the Portfolio may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Portfolio. Many countries in which the Portfolio may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Portfolio. The Portfolio may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Interest Rates

         The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

Equity Swaps

         The Portfolio may invest in equity swaps. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps are derivatives, and their values can be very volatile. To the extent that the
Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Portfolio may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Portfolio may suffer a loss if the counterparty defaults.

Short Sales

         The Portfolio does not expect to make significant use of short sales, but the portfolio managers may, from time to time, engage in short sales when believed to be appropriate. Short sales are transactions in which the Portfolio sells a security or other asset which it does not own, in anticipation of a decline in the market value of the security or other asset. The Portfolio will realize a profit or incur a loss depending upon whether the price of the security sold short decreases or increases in value between the date of the short sale and the date on which the Portfolio must replace the borrowed security. Short sales are speculative investments and involve special risks, including greater reliance on the Manager's accurately anticipating the future value of a security. Short sales also may result in the Portfolio's recognition of gain for certain portfolio securities.

         Until the Portfolio replaces a borrowed security, it will instruct its custodian to identify as unavailable for investment cash, U.S. government securities, or other liquid debt or equity securities such that the amount so identified plus any amount deposited with a broker or other custodian as collateral will equal the current value of the security sold short and will not be less than the value of the security at the time it was sold short. Depending on arrangements made with the broker or custodian, the Portfolio may not receive any payments (including interest) on collateral deposited with the broker or custodian.

Non-Diversified Portfolio

         The Portfolio is a "non-diversified" investment company under the Investment Company Act. This means that, with respect to 50% of the Portfolio's total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government). The balance of its assets may be invested in as few as two issuers. Thus, up to 25% of the Portfolio's total assets may be invested in the securities of any one issuer. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, the Portfolio's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by the Portfolio and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Portfolio's outstanding voting securities as defined in the Investment Company Act. The Portfolio may not:

         1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

         2.       (a)  Borrow money,  except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions and then not in excess of one-third of the value of its total assets (including the proceeds of such borrowings, at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of this restriction.

                  (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

         3.       Except as  required in  connection  with  permissible  hedging activities, purchase securities on margin or underwrite securities. (This does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a senior security within the meaning of Section 18(f) of the Investment Company Act.)

         4. Buy or sell real estate or commodities or commodity contracts; however, the Portfolio, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in this Statement of Additional Information.

         5. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

         6. Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by the Portfolio. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act and changes in relevant SEC interpretations).

         7. Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act.)

         8. Invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.) For purposes of this restriction, the Portfolio generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

         9. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit the Portfolio from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

         10.      Except  as   described  in  this   Statement   of   Additional
                  Information, acquire or dispose of put, call, straddle or spread options unless:

                  (a) such options are written by other persons or are put options written with respect to securities representing 25% or less of the Portfolio's total assets, and

                  (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Portfolio's total assets.

                  (This is an operating policy that may be changed without shareholder approval.)

         11. Except as described in the Prospectus and this Statement of Additional Information, engage in short sales of securities. (This is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)

         12. Purchase more than 10% of the outstanding voting securities of any one issuer. (This is an operating policy that may be changed without shareholder approval.)

         13. Invest in commodities, except for futures contracts or options on futures contracts if the investments are either (a) for bona fide hedging purposes within the meaning of CFTC regulations or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of the Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

         To the extent these restrictions reflect matters of operating policy that may be changed without shareholder vote, these restrictions may be amended upon approval by the Board and notice to shareholders.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


                        DISTRIBUTIONS AND TAX INFORMATION

         Distributions. The Portfolio receives income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in their operations, is the Portfolio's net investment income, substantially all of which will be declared as dividends to the Portfolio's shareholders.

         The amount of ordinary income dividend payments by the Portfolio is dependent upon the amount of net investment income received by the Portfolio from its portfolio holdings, is not guaranteed and is subject to the discretion of the Portfolio's Board. The Portfolio does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

         The Portfolio also may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain the Portfolio may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Portfolio realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Portfolio will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Portfolio's shares may have been held by the shareholders.

         The maximum long-term federal capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

         Any dividend or distribution per share paid by the Portfolio reduces its net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

          Dividends and other distributions will be reinvested in additional shares of the Portfolio unless the shareholder has otherwise indicated.
Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

         Tax Information. The Portfolio has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Portfolio has so qualified and elected in prior tax years. The Portfolio's policy is to distribute to their shareholders all of their investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so the Portfolio will not be subject to any federal income tax or excise taxes based on net income. However, the Board of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Portfolio.

         In order to qualify as a regulated investment company, the Portfolio must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Portfolio's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S.

Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Portfolio will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If the Portfolio is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

         Distributions of net investment income and net realized capital gains by the Portfolio will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Portfolio on the reinvestment date. Portfolio distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

         The Portfolio or any securities dealer effecting a redemption of the Portfolio's shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, the Portfolio will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which the Portfolio or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

         The Portfolio intends to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, the Portfolio must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

         The Portfolio may receive dividend distributions from U.S. corporations. To the extent that the Portfolio receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Portfolio may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

         If more than 50% in value of the total assets of the Portfolio at the end of its fiscal year is invested in stock or other securities of foreign corporations, the Portfolio may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by the Portfolio, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Portfolio at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Portfolio) to be included in their income tax returns. If

50% or less in value of the Portfolio's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, the Portfolio will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by the Portfolio. In this case, these taxes will be taken as a deduction by the Portfolio.

         The Portfolio may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. The Portfolio may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Portfolio derives from PFIC stock may be subject to a non-deductible federal income tax at the Portfolio level. In some cases, the Portfolio may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Portfolio will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Portfolio may incur the PFIC tax in some instances.

         Hedging. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when the Portfolio purchases an option, the premium paid by the Portfolio is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Portfolio upon the expiration or sale of such options held by the Portfolio generally will be capital gain or loss.

         Any security, option, or other position entered into or held by the Portfolio that substantially diminishes the Portfolio's risk of loss from any other position held by the Portfolio may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Portfolio that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Portfolio at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Portfolio. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Portfolio's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

         Redemptions and exchanges of shares of the Portfolio will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Portfolio may be disallowed to the extent shares of the Portfolio are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Portfolio. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Portfolio. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Portfolio.


                              TRUSTEES AND OFFICERS

         The Trustees of the Trust are responsible for the overall management of the Portfolio, including establishing the Portfolio's policies, general supervision and review of their investment activities. The officers (the Trust, as well as two affiliated Trusts, The Montgomery Funds II and The Montgomery Funds III, have the same officers), who administer the Portfolio's daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

George A. Rio, President and Treasurer (born 1955)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Rio is Executive Vice President and Client Service Director of Funds Distributor, Inc. ("FDI") and an officer of certain investment companies distributed by FDI or its affiliates (since April 1998). From June 1995 to March 1998, he was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of business development for First Data Corporation. From September 1993 to May 1994, he was Senior Vice President and Manager of Client Services; and Director of Internal Audit at the Boston Company.

Karen Jacoppo-Wood, Vice President and Assistant Secretary (born 1966)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Jacoppo-Wood is the Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed by FDI or its affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc.

Margaret W. Chambers, Secretary (born 1959)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Chambers is Senior Vice President and General Counsel of FDI and an officer of certain investment companies distributed by FDI or its affiliates (since April 1998). From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray.

Christopher J. Kelley, Vice President and Assistant Secretary (born 1964)
60 State Street, Suite 300, Boston, Massachusetts 02109. Mr. Kelley is the Vice President and Senior Associate General Counsel of FDI and Premier Mutual, and an officer of certain investment companies distributed by FDI or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group.

Mary A. Nelson, Vice President and Assistant Treasurer (born 1964)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Nelson is the Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, and an officer of certain investment companies distributed by FDI or its affiliates. From 1989 to 1994 Ms. Nelson was Assistant Vice President and Client Manager for The Boston Company, Inc.

Kathleen K. Morrisey, Vice President and Assistant Treasurer (born 1972)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Morrisey is the Assistant Vice President and Manager of Financial Administration of FDI and an officer of certain investment companies distributed by FDI or its affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company.

Marie E. Connolly, Vice President and Assistant Treasurer (born 1957)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Connolly is the President, Chief Executive Officer, Chief Compliance Officer and Director of FDI and Premier Mutual, and an officer of certain investment companies distributed by FDI or its affiliates. From December 1991 to July 1994, Ms. Connolly was President and Chief Compliance Officer of FDI. Prior to December 1991, Ms. Connolly served as Vice President and Controller, and later Senior Vice President of TBCA.

Douglas C. Conroy, Vice President and Assistant Treasurer (born 1969)
60 State Street, Suite 130, Boston, Massachusetts 02109. Mr. Conroy is a Vice President and Senior Client Service Manager of FDI, and an officer of certain investment companies distributed by FDI or its affiliates. From January 1995 to June 1998, Mr. Conroy was the Assistant Vice President and Manager of Treasury Services and Administration. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant at Investors Bank & Trust Company.

Joseph F. Tower, III, Vice President and Assistant Treasurer (born 1962)
60 State  Street,  Suite 1300,  Boston,  Massachusetts  02109.  Mr. Tower is the
Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI; Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Dreyfus and Waterhouse or their respective affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc.

John A. Farnsworth, Trustee (born 1941)
One California Street, Suite 1950, San Francisco, California 94111. Mr. Farnsworth is a partner of Pearson, Caldwell & Farnsworth, Inc., an executive search consulting firm. From May 1988 to September 1991, Mr. Farnsworth was the Managing Partner of the San Francisco office of Ward Howell International, Inc., an executive recruiting firm. From May 1987 until May 1988, Mr. Farnsworth was Managing Director of Jeffrey Casdin & Company, an investment management firm specializing in biotechnology companies. From May 1984 until May 1987, Mr. Farnsworth served as a Senior Vice President of Bank of America and head of the U.S. Private Banking Division.

Andrew Cox, Trustee (born 1944)
750 Vine Street, Denver, Colorado 80206. Since June 1988, Mr. Cox has been engaged as an independent investment consultant. From September 1976 until June 1988, Mr. Cox was a Vice President of the Founders Group of Mutual Funds, Denver, Colorado, and Portfolio Manager or Co-Portfolio Manager of several of the mutual funds in the Founders Group.

Cecilia H. Herbert, Trustee (born 1949)
2636 Vallejo Street, San Francisco, California 94123. Ms. Herbert was Managing Director of Morgan Guaranty Trust Company. From 1983 to 1991 she was General Manager of the bank's San Francisco office, with responsibility for lending, corporate finance and investment banking. Ms. Herbert is a member of the Board of Schools of the Sacred Heart, and is a member of the Archdiocese of San Francisco Finance Council, where she chairs the Investment Committee.

R. Stephen Doyle, Chairman of the Board of Trustees (born 1939)+
101 California Street, San Francisco, California 94111. R. Stephen Doyle, the founder of Montgomery Asset Management, began his career in the financial services industry in 1974. Before starting Montgomery Asset Management in 1990, Mr. Doyle was a General Partner and member of the Management Committee at Montgomery Securities with specific responsibility for private placements and venture capital. Prior to joining Montgomery Securities, Mr. Doyle was at E. F. Hutton & Co. as a Vice President with responsibility for both retail and institutional accounts. Mr. Doyle was also with Connecticut General Insurance, where he served as a Consultant to New York Stock Exchange Member Firms in the area of financial planning.


         The  officers  of the  Trust,  and  the  Trustees  who  are  considered
"interested persons" of the Trust, receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers or partners of the Manager or the Distributor may receive remuneration indirectly because the Manager will receive a management fee from the Funds and Funds Distributor, Inc., will receive commissions for executing portfolio transactions for the Funds. The Trustees who are not affiliated with the Manager or the Distributor receive an annual retainer and fees and expenses for each regular Board meeting attended. The aggregate compensation paid by the Trust to each of the Trustees during the fiscal year ended June 30, 2000, and to be paid during the fiscal year ending June 30, 2001, and the aggregate compensation paid to each of the Trustees during the fiscal year ended June 30, 2000, and to be paid during the fiscal year ending June 30, 2001, by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below.


                               -----------------------------------------------------------------------------
                                                     Fiscal Year Ended June 30, 2000
  ----------------------------------------------------------------------------------------------------------
                                        Aggregate               Pension or               Total Compensation
                                   Compensation from        Retirement Benefits         From the Trust and
                                    The Montgomery           Accrued as Part of            Fund Complex
  Name of Trustee                        Funds                  Fund Expenses*         (2 additional Trusts)
  ---------------------------- -----------------------------------------------------------------------------
  R. Stephen Doyle                       None                      --                       None
  ---------------------------- -----------------------------------------------------------------------------
  John A. Farnsworth                    $35,000                    --                      $55,000
  ---------------------------- -----------------------------------------------------------------------------
  Andrew Cox                            $35,000                    --                      $55,000
  ---------------------------- -----------------------------------------------------------------------------
  Cecilia H. Herbert                    $35,000                    --                      $55,000
  ---------------------------- -----------------------------------------------------------------------------

                                                     Fiscal Year Ending June 30, 2001

  ----------------------------------------------------------------------------------------------------------
                                       Aggregate              Pension or               Total Compensation
                                   Compensation from       Retirement Benefits       From the Trust and
                                     The Montgomery        Accrued as Part of            Fund Complex
 Name of Trustee                        Funds                Fund Expenses*         (2 additional Trusts)
   ---------------------------- -----------------------------------------------------------------------------
  R. Stephen Doyle                       None                      --                       None
  ---------------------------- -----------------------------------------------------------------------------
  John A. Farnsworth                    $41,500                    --                      $65,000
  ---------------------------- -----------------------------------------------------------------------------
  Andrew Cox                            $41,500                    --                      $65,000
  ---------------------------- -----------------------------------------------------------------------------
  Cecilia H. Herbert                    $41,500                    --                      $65,000
  ---------------------------- -----------------------------------------------------------------------------

* The Trusts do not maintain pension or retirement plans.


_______________________________

+ Trustee deemed an "interested person" of the Funds as defined in the Investment Company Act.

         Shares of the Portfolio are all sold without a sales load. Therefore, there is no existing arrangement to reduce or eliminate any sales loads for Trustees and other affiliated persons of the Trust.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

         Investment Management Services. As stated in the Prospectus, investment management services are provided to the Portfolio by Montgomery Asset Management LLC (the "Manager"), pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds dated July 31, 1997 (the "Agreement").

         The Agreement is in effect with respect to the Portfolio for two years after the Portfolio's inclusion in its Trust's Agreement (on or around its beginning of public operations) and then continue for periods not exceeding one year so long as such continuation is approved at least annually by (1) the Board of the Trust or the vote of a majority of the outstanding shares of the Portfolio, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by the Portfolio or the Manager upon 60 days' written notice, and are automatically terminated in the event of its assignment as defined in the Investment Company Act.

         For services performed under the Agreement, the Portfolio pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the average daily net assets of the Portfolio at the following annual rates:

PORTFOLIO                                AVERAGE DAILY NET ASSETS    ANNUAL RATE
--------------------------------------------------------------------------------
                                         First $500 million             1.00%
Montgomery U.S. Select 20 Portfolio      Next $500 million              0.90%
                                         Over $1 billion                0.80%


         As noted in the Prospectus, the Manager has agreed in an Operating Expense Agreement with the Trust to reduce some or all of its management fee (and to reimburse other Portfolio expenses) if necessary to keep total operating expenses (excluding interest, taxes, dividend expenses and Rule 12b-1 Plan fees), expressed on an annualized basis, at or below 1.40% of the Portfolio's average net assets.

         The Operating Expense Agreement has a 10-year rolling term. The Manager also may voluntarily reduce additional amounts to increase the return to the Portfolio's investors. Any reductions made by the Manager in its fees are subject to reimbursement by the Portfolio within the following three years provided the Portfolio are able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Portfolio for fees and expenses for the current year.

         Operating expenses for purposes of the Agreement include the Manager's management fee but do not include any taxes, interest, brokerage commissions, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

         The Agreement was approved with respect to the Portfolio by the Board at duly called meetings. In considering the Agreement, the Trustees specifically considered and approved the provision that permits the Manager to seek reimbursement of any reduction made to its management fee within the three-year period. The Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to the Portfolio's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Portfolio and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Portfolio until collection is probable; but the full amount of the potential liability will appear in a footnote to the Portfolio's financial statements. At such time as it appears probable that the Portfolio is able to effect such reimbursement, that the Manager intends to seek such reimbursement and that the Board of Trustees has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.


         As compensation for its investment management services, the Portfolio paid the Manager investment advisory fees in the amounts specified below. Additional investment advisory fees payable under the Agreement may have instead been waived by the Manager, but may be subject to reimbursement by the Portfolio as discussed previously.


FUND                                            YEAR OR PERIOD ENDED JUNE 30,

                                               2000       1999          1998
--------------------------------------------------------------------------------
Montgomery U.S. Select 20 Portfolio+         $11,946      N/A           N/A

+ The Montgomery U.S. Select 20 Portfolio commenced operations on December 31, 1999.

         The Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies. Please refer to the table above, which indicates officers and trustees who are affiliated persons of the Trust and who are also affiliated persons of the Manager.

         The Trust and the  Manager  have  adopted a Code of Ethics  pursuant to
Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. The Code of Ethics conforms to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. Currently, the Code of Ethics permits personnel subject to the Code of Ethics to buy and sell securities for their individual accounts, unless such securities at the time of such purchase or sale: (i) are being considered for purchase or sale by a client account of the Manager in the next seven (7) business days; (ii) are being purchased or sold by a client account of the Manager; or (iii) were purchased or sold by a client account of the Manager within the most recent seven (7) business days. These restrictions are not required to be met where the trade in question meets certain de minimis requirements and is not being purchased or sold by a client account of the Manager.

         The use of the name "Montgomery" by the Trust and by the Portfolio is pursuant to the consent of the Manager, which may be withdrawn if the Manager ceases to be the Manager of the Portfolio.

         The Distributor. Funds Distributor, Inc., the Distributor, may provide certain administrative services to the Portfolio on behalf of the Manager. The Distributor will also perform investment banking, investment advisory and brokerage services for persons other than the Portfolio, including issuers of securities in which the Portfolio may invest. These activities from time to time may result in a conflict of interests of the Distributor with those of the Portfolio, and may restrict the ability of the Distributor to provide services to the Portfolio.

         Referral Arrangements. The Distributor from time to time compensates other parties for the solicitation of additional investments by existing shareholders or new shareholder accounts. The Portfolio will not pay this compensation out of its assets unless it has adopted a Rule 12b-1 plan. The Distributor pays compensation only to those who have a written agreement with the Distributor or the Manager. The only agreement currently in place is with Round Hill Securities, Inc. ("Round Hill") and relates to a very limited number of its registered representatives. The Distributor currently pays Round Hill at the annual rate of 0.25% of average daily assets introduced and maintained in customer accounts of these representatives. The Distributor also may reimburse certain solicitation expenses.

         The Custodian. The Chase Manhattan Bank serves as principal Custodian of the Portfolio's assets, which are maintained at the Custodian's office at 4 Chase MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world. The Board has delegated various foreign custody responsibilities to the Custodian, as the "Foreign Custody Manager" for the Portfolio to the extent permitted by Rule 17f-5. The Custodian has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board pursuant to Rule 17f-5 under the Investment Company Act. The Custodian, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

         Administrative and Other Services. Montgomery Asset Management, LLC ("MAM") serves as the Administrator to the Portfolio a pursuant to an Administrative Services Agreement among the Trusts and MAM (the "Agreement"). In approving the Agreement, the Board of the Trust, including a majority of the independent Trustees, recognizes that the Agreement involves an affiliate of the Trust; however, it has made separate determinations that, among other things, the nature and quality of the services rendered under the Agreement are at least equal to the nature and quality of the service that would be provided by an unaffiliated entity. Subject to the control of the Trust and the supervision of the Board of the Trust, the Administrator performs the following types of services for the Portfolio: (i) furnish performance, statistical and research data; (ii) prepare and file various reports required by federal, state and other applicable laws and regulations; (iii) prepare and print of all documents, prospectuses and reports to shareholders; (iv) prepare financial statements; (v) prepare agendas, notices and minutes for each meeting of the Board; (vi) develop and monitor compliance procedures; (vii) monitor Blue Sky filings and (viii) manage legal services. For its services performed under the Agreement, the Portfolio pays the Administrator an administrative fee based upon a percentage of the average daily net assets of the Portfolio. The fee may vary from an annual rate of 0.07% to 0.04% depending on the Portfolio and the level of assets.

         Chase Global Funds Services Company ("Chase"), 73 Tremont Street, Boston, Massachusetts 02108, serves as the Sub-Administrator to the Portfolio pursuant to a Mutual Funds Service Agreement (the "Sub-Agreement") between Chase and MAM. Subject to the control, direction and supervision of MAM and the Trusts, Chase assists MAM in providing administrative services to the Portfolio. As compensation for the services rendered pursuant to the Sub-Agreement, MAM pays Chase an annual sub-administrative fee based upon a percentage of the average net assets in the aggregate of the Trust, The Montgomery Funds II and The Montgomery Funds III. The sub-administrative fee is paid monthly for the month or portion of the month Chase assists MAM in providing administrative services to the Portfolio. This fee is based on all assets of the Trust and related trusts or funds and is equal to an annual rate of 0.01625% of the first $3 billion, plus 0.0125% of the next $2 billion and 0.0075% of amounts over $5 billion. The sub-administrative fee paid to Chase is paid from the administrative fees paid to MAM by the Portfolio. Chase succeeded First Data Corporation as sub-administrator.

         Chase also serves as Fund Accountant to the Trusts pursuant to a Mutual Funds Service Agreement ("Fund Accounting Agreement") entered into between the Trust and Chase on May 3, 1999. By entering into the Fund Accounting Agreement, Chase also succeeds First Data Corporation as Fund Accountant to the Trust. As Fund Accountant, Chase provides the Trust with various services, including, but are not limited to: (i) maintaining the books and records for the Portfolio's assets, (ii) calculating net asset values of the Portfolio, (iii) accounting for dividends and distributions made by the Portfolio, and (iv) assisting the Portfolio's independent auditors with respect to the annual audit. This fee is based on all assets of the Trust and related trusts or funds and is equal to an annual rate of 0.04875% of the first $3 billion, plus 0.0375% of the next $2 billion and 0.0225% of amounts over $5 billion.


         The  table  below  provides   information  on  the  administrative  and
accounting  fees paid over the past three  fiscal  years (or  shorter  period of operations).


                                                      Administrative Fees Paid              Fund Accounting Fees Paid
                                                      for year ended June 30,               for period ended June 30,
----------------------------------------------------------------------------------------------------------------------
FUND                                              2000         1999          1998        2000        1999         1998
Montgomery U.S. Select 20 Portfolio+              $836         N/A           N/A         $492         N/A          N/A

+ The Montgomery U.S. Select 20 Portfolio  commenced  operations on December 31, 1999.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         In all purchases and sales of securities for the Portfolio, the primary consideration is to obtain the most favorable price and execution available. The Manager determines which securities are to be purchased and sold by the Portfolio and which broker-dealers are eligible to execute the Portfolio's portfolio transactions, subject to the instructions of, and review by, the Portfolio and its Board. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager or the Portfolio, a better price and execution can otherwise be obtained by using a broker for the transaction.

         Purchases of portfolio securities for the Portfolio also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Portfolio will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by the Portfolio, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

         Provided the Trust's officers are satisfied that the Portfolio is receiving the most favorable price and execution available, the Manager may also consider the sale of the Portfolio's shares as a factor in the selection of broker-dealers to execute their portfolio transactions. The placement of portfolio transactions with broker-dealers who sell shares of the Portfolio is subject to rules adopted by NASD Regulation, Inc.

         While the Portfolio's general policy is to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Portfolio or to the Manager, even if the specific services were not imputed just to the Portfolio and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the Portfolio may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Portfolio and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Portfolio or assist the Manager in carrying out its responsibilities to the Portfolio. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Portfolio. The Board reviews all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Portfolio.

         Investment decisions for the Portfolio are made independently from those of other client accounts of the Manager or its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Portfolios and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Portfolio and the Manager's various other accounts. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The Manager's trade allocation procedures also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

         To the extent any of the Manager's client accounts and the Portfolio seek to acquire the same security at the same general time (especially if that security is thinly traded or is a small-cap stock), the Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Portfolio may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Portfolio is purchasing or selling, each day's transactions in such security generally will be allocated between the Portfolio and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Manager. In many cases, the Portfolio's transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned. In other cases, however, it is believed that the ability of the Portfolio to participate in volume transactions may produce better executions for the Portfolio.

         The Manager's sell discipline for investments in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Manager in determining the appropriate investment horizon.

         For the Portfolio, sell decisions at the country level are dependent on the results of the Manager's asset allocation model. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Manager's assumed time horizon in those countries. In addition, the rapid pace of privatization and initial public offerings creates a flood of new opportunities which must continually be assessed against current holdings.

         At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.


         For the year ended June 30, 2000, the Portfolio's total securities transactions generated commissions of $16,384.68, of which $561.90 was paid to Banc of America Securities (formerly Nationsbanc Montgomery Securities). For the three fiscal years ended June 30, 2000, Portfolio's securities transactions generated commissions of:


                                      B-31


Fund                                                       Commissions for fiscal year ended:
                                                  June 30, 1998       June 30, 1999        June 30, 2000
--------------------------------------------------------------------------------------------------------
Montgomery U.S. Select 20 Portfolio+                 N/A                 N/A               $16,384.68

+ The Montgomery U.S. Select 20 Portfolio  commenced  operations on December 31, 1999.


         The Portfolio does not direct brokerage or effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Portfolio. However, brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Portfolio for their customers.

         Depending on the Manager's view of market conditions, the Portfolio may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. The Portfolio may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Portfolio's shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such suspension or rejection is in the best interest of the Portfolio.

         When in the judgment of the Manager it is in the best interests of the Portfolio, an investor may purchase shares of the Portfolio by tendering payment in-kind in the form of securities, provided that any such tendered securities are readily marketable (e.g., the Portfolio will not acquire restricted securities), their acquisition is consistent with the Portfolio's investment objective and policies, and the tendered securities are otherwise acceptable to the Manager. Such securities are acquired by the Portfolio only for the purpose of investment and not for resale. For the purposes of sales of shares of the Portfolio for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of the Portfolio are valued for the purpose of calculating the net asset value of the Portfolio's shares. A shareholder who purchases shares of the Portfolio by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Portfolio and the purchase price of the Portfolio's shares acquired by the shareholder.

         Payments to shareholders for shares of the Portfolio redeemed directly from the Portfolio will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Portfolio may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by the Portfolio pursuant to Section 22(e) of the Investment Company
Act) making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Portfolio's shareholders.

         The Portfolio intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Portfolio may make payment partly in its portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Portfolio does not anticipate that they will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Portfolio pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Portfolio's portfolio securities at the time of redemption or repurchase.

         Retirement Plans. Shares of the Portfolio are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and individual retirement accounts ("IRAs").

         For individuals who wish to purchase shares of the Portfolio through an IRA, there is available through the Portfolio a prototype individual retirement account and custody agreement. The custody agreement provides that DST Systems, Inc. will act as custodian under the plan, and will furnish custodial services for an annual maintenance fee per participating account of $10. (These fees are in addition to the normal custodian charges paid by the Portfolio and will be deducted automatically from each Participant's account.) For further details, including the right to appoint a successor custodian, see the plan and custody agreements and the IRA Disclosure Statement as provided by the Portfolio. An IRA that invests in shares of the Portfolio may also be used by employers who have adopted a Simplified Employee Pension Plan. Individuals or employers who wish to invest in shares of the Portfolio under a custodianship with another bank or trust company must make individual arrangements with such institution. Information about Roth IRAs is also available from those materials.

         It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant with respect to the requirements of such plans and the tax aspects thereof.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of the Portfolio is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Portfolio outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         As noted in the Prospectus, the net asset value of shares of the Portfolio generally will be determined at least once daily as of 4:00 P.M. eastern time (or earlier when trading closes earlier), on each day the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Portfolio may, but do not expect to, determine the net asset values of its shares on any day when the NYSE is not open for trading if there is sufficient trading in its portfolio securities on such days to affect materially per-share net asset value.

         Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Portfolio's net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Portfolio calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of the Portfolio's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

         Generally, the Portfolio's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Board.

         The Portfolio's equity securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Equity securities that are traded on more than one exchange are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

         Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, based on the value determined on the 61st day.

         Corporate debt securities and U.S. government securities held by the Portfolio are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield-to-maturity information.

         An option that is written by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board.

         If any securities held by the Portfolio are restricted as to resale or do not have readily available market quotations, the Manager and the Trust's Pricing Committees determine their fair value, following procedures approved by the Board. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

         All other assets of the Portfolio are valued in such manner as the Board in good faith deem appropriate to reflect their fair value.


                              PRINCIPAL UNDERWRITER

         The Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, also acts as the Portfolio's principal underwriter in a continuous public offering of the Portfolio's shares. The Distributor is currently registered as a broker-dealer with the SEC and in all 50 states, is a member of most of the principal securities exchanges in the U.S., and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement between the Portfolio and the Distributor is in effect for the Portfolio for the same periods as the Agreement, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by
(i) the appropriate Board or the vote of a majority of the outstanding securities of the Portfolio (as defined in the Investment Company Act), and (ii) a majority of the Trustees who are not interested persons of any such party, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement with respect to the Portfolio may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Portfolio's shares. The Principal Underwriter has not been paid any underwriting commissions for underwriting securities of the Portfolio during the Portfolio's last three fiscal years.

                             PERFORMANCE INFORMATION

         As noted in the Prospectus, the Portfolio may, from time to time, quote various performance figures in advertisements and other communications to illustrate its past performance. Performance figures will be calculated separately for different classes of shares.

         Average Annual Total Return. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for the Portfolio will be accompanied by information on the Portfolio's average annual compounded rate of return over the most recent four calendar quarters and the period from the Portfolio's inception of operations. The Portfolio may also advertise aggregate and average total return information over different periods of time. The Portfolio's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                 P(1 + T)n = ERV

    Where:      P        =       a hypothetical initial payment of $1,000.

                T        =       average annual total return.

                n        =       number of years.

                ERV      =       Ending   Redeemable  Value  of  a  hypothetical
                                 $1,000  investment  made at the  beginning of a
                                 1-,  5- or  10-year  period  at the end of each
                                 respective   period  (or   fractional   portion
                                 thereof),    assuming   reinvestment   of   all
                                 dividends   and   distributions   and  complete
                                 redemption of the hypothetical investment at the end of the measuring period.

         Aggregate Total Return. The Portfolio's "aggregate total return" figures represent the cumulative change in the value of an investment in the Portfolio for the specified period and are computed by the following formula:

                                  ERV - P
                                  -------
                                     P
    Where:      P        =       a hypothetical initial payment of $1,000.

                ERV      =       Ending   Redeemable  Value  of  a  hypothetical
                                 $1,000  investment  made at the  beginning of a
                                 l-, 5- or 10-year period at the end of a l-, 5-
                                 or  10-year  period  (or   fractional   portion
                                 thereof),    assuming   reinvestment   of   all
                                 dividends   and   distributions   and  complete
                                 redemption of the hypothetical investment at the end of the measuring period.

         The Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Portfolio's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         The average annual total return for the Portfolio for the periods indicated was as follows:

                                          YEAR         5-YEARS      INCEPTION+
FUND                                     ENDED          ENDED        THROUGH
                                        JUNE 30,       JUNE 30,       JUNE 30,
                                         2000           2000           2000
--------------------------------------------------------------------------------
Montgomery U.S. Select 20 Portfolio      15.30%          N/A          15.30%

+ The Montgomery U.S. Select 20 Portfolio commenced operations on December 31, 1999.


         Comparisons. To help investors better evaluate how an investment in the Portfolio might satisfy its investment objectives, advertisements and other materials regarding the Portfolio may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Publications, indices and averages, including but not limited to, the following may be used in discussion of the Portfolio's performance or the investment opportunities it may offer:

         a) Standard & Poor's 500 Composite Stock Index, one or more of the Morgan Stanley Capital International Indices, and one or more of the International Finance Corporation Indices.

         b) Bank Rate Monitor--A weekly publication which reports various bank investments, such as certificate of deposit rates, average savings account rates and average loan rates.

         c) Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis--A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

         d)   Donoghue's   Money  Fund   Report--Industry   averages  for  7-day
              annualized  and  compounded  yields  of  taxable,   tax-free,  and
              government money funds.

         e) Salomon Brothers Bond Market Roundup--A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. This publication also summarizes changes in banking statistics and reserve aggregates.

         f) Lehman Brothers indices--Lehman Brothers fixed-income indices may be used for appropriate comparisons.

         g) other indices--including Consumer Price Index, Ibbotson, Micropal, CNBC/Financial News Composite Index, MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australasia, Far East Index--a capitalization-weighted index that includes all developed world markets except for those in North America), Datastream,
              Worldscope,   NASDAQ,   Russell  2000  and  IFC  Emerging  Markets
              Database.

         In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Portfolio.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Portfolio's portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Portfolio to calculate its figures.

         The Portfolio may also publish its relative rankings as determined by independent mutual fund ranking services like Lipper Analytical Services, Inc. and Morningstar, Inc.

         Investors should note that the investment results of the Portfolio will fluctuate over time, and any presentation of the Portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         Reasons to Invest in the Portfolio. From time to time, the Portfolio may publish or distribute information and reasons supporting the Manager's belief that the Portfolio may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to, Bloomberg, Morningstar, Barings, WEFA, consensus estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope and Reuters as well as both local and international brokerage firms. For example, the Portfolio may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports and/or economic growth. The Portfolio may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product
(GDP) for selected economies.

         Research. The Manager has developed its own tradition of intensive research and has made intensive research one of the important characteristics of the Montgomery Funds style.

         Extensive research into companies that are not well known--discovering new opportunities for investment--is a theme that crosses a number of the Montgomery Funds and is reflected in the number of Montgomery Funds oriented towards smaller capitalization businesses.

         In-depth research, however, goes beyond gaining an understanding of unknown opportunities. The portfolio analysts have also developed new ways of gaining information about well-known parts of the domestic market. The growth equity team, for example, has developed its own strategy and proprietary database for analyzing the growth potential of U.S. companies, often large, well-known companies.

         From time to time, advertising and sales materials for the Montgomery Funds may include biographical information about portfolio managers as well as commentary by portfolio managers regarding investment strategy, asset growth, current or past economic, political or financial conditions that may be of interest to investors.

         Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management (as of September 30, 2000 approximately $5 billion for retail and institutional investors in The
Montgomery Funds) and total shareholders invested in the Portfolio (as of September 30, 2000, around 184,000).

                               GENERAL INFORMATION

         Investors in the Portfolio will be informed of the Portfolio's progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the organization of The Montgomery Funds and the registration of shares of the Small Cap Fund as the initial series of the Trust have been assumed by the Small Cap Fund. Expenses incurred in connection with the establishment and registration of shares of the Portfolio constituting separate series of the Trust have been assumed by the Portfolio. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by the Portfolio and will be reimbursed for such expenses during the first fiscal year after commencement of the Portfolio's operations, subject to the Portfolio's expense limitation.

         As noted above, The Chase Manhattan Bank (the "Custodian") acts as custodian of the securities and other assets of the Portfolio. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Portfolio.

         DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, the Portfolio's Master Transfer Agent and Paying Agent.

         PricewaterhouseCoopoers   LLP,  333  Market   Street,   San  Francisco,
California 94105, is the independent auditor for the Portfolio.

         The  validity  of shares  offered  hereby  has been  passed on by Paul,
Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San  Francisco,
California 94104.

         The shareholders of The Montgomery Funds as shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust ("Declaration of Trust") contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Portfolio's assets for any shareholder held personally liable for obligations of the Portfolio or Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Portfolio. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company as distinguished from an operating company would not likely give rise to liabilities in excess of the Portfolio's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is extremely remote because it is limited to the unlikely circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations.

         Among the Board's powers enumerated in the Agreement and Declaration of Trust is the authority to terminate the Trust or any of its series, or to merge or consolidate the Trust or one or more of its series with another trust or company without the need to seek shareholder approval of any such action.


         As of September 30, 2000, to the knowledge of the Portfolio, the following shareholders owned of record 5% or more of the outstanding shares of the Portfolio:


NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER            NUMBER OF SHARES OWNED      PERCENT OF SHARES
------------------------------------------------------- ------------------------- -------------------------
Charles Schwab & Co., Inc.                                       99,270                    29.64%
101 Montgomery Street
San Francisco, CA 94104-4122
Lieber Family Limited Partnership                                65,363                    19.51%
510 Little John Lane
Houston, TX 77024-5719

         As of September 30, 2000, the Trustees and officers of the Trust, as a group, owned more than 1% of the outstanding shares of the Portfolio.

         The Trust is registered with the SEC as a non-diversified management investment company. Such a registration does not involve supervision of the management or policies of the Portfolio. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement may be obtained from the SEC upon payment of the prescribed fee.


                              FINANCIAL STATEMENTS


         The audited financial statement for the period ended June 30, 2000 for the Portfolio as contained in the Annual Report to Shareholders of the Portfolio for the fiscal year ended June 30, 2000 is incorporated herein by reference.

Appendix

         Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps").


Standard & Poor's Rating Group

Bond Ratings


      AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


      AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.


      A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.


      BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


      BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


      B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.


      CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.


      CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.


      C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.


      D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

            S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.


Commercial Paper Ratings


      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


      A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.


      A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


      A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


      B Issues carrying this designation are regarded as having only speculative capacity for timely payment.


      C This designation is assigned to short-term obligations with doubtful capacity for payment.


      D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.


Moody's Investors Service, Inc.

Bond Ratings


      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


      Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


      Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.


      B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


      Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


      Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


      C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


      Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


Fitch Investors Service, L.P.


Bond Ratings


      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.


      AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

      CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

      C Bonds rated C are in imminent default in payment of interest or principal.

      DDD, DD and D

            Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

      Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

      F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      D Default. Issues assigned this rating are in actual or imminent payment default.

Duff & Phelps Credit Rating Co.

Bond Ratings

      AAA Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      BBB Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

      BB Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

      B Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

      CCC Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

      DD Defaulted debt obligations. Issuer has failed to meet scheduled principal and/or interest payments.

      Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Ratings

      Duff-1 The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

      Duff-2 Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

      Duff-3 Paper rated Duff-3 is regarded as having satisfactory liquidity and other protection factors. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      Duff-4 Paper rated Duff-4 is regarded as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      Duff-5 Paper rated Duff-5 is in default. The issuer has failed to meet scheduled principal and/or interest payments.

              ----------------------------------------------------

                                     PART C

                                OTHER INFORMATION

               ---------------------------------------------------

                              THE MONTGOMERY FUNDS
                                 --------------

                                    FORM N-1A
                                 --------------

                                     PART C
                                 --------------



Item 23.   Exhibits

           (a) Amended and Restated Agreement and Declaration of Trust as incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement as filed with the Commission on October 29, 1998 ("Post-Effective Amendment No. 61").

           (b) Amended and Restated By-Laws is incorporated by reference to Post-Effective Amendment No. 61.

           (c)   Instruments   Defining   Rights  of   Security   Holder  -  Not
                 applicable.

           (d) Investment Advisory Contracts - Form of Investment Management Agreement is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement as filed with the Commission on July 31, 1997 ("Post-Effective Amendment No. 52").

           (e) Form of Underwriting Agreement is incorporated by reference to Post-Effective Amendment No. 52.

           (f)   Bonus or Profit Sharing Contracts - Not applicable.

           (g) Form of Custody Agreement is incorporated by reference to Post-Effective Amendment No. 61.

           (h)   Other Material Contracts:

                 (1) Form of Administrative  Services  Agreement is incorporated by reference to Post-Effective Amendment No. 52.

                 (2) Form  of  Shareholder  Services  Plan  is  incorporated  by reference to Post-Effective Amendment No. 61.

           (i)   Opinion of Counsel as to legality of shares - Filed herewith.

           (j)   Other Opinions: Independent Auditors' Consent - Filed herewith.

           (k)   Omitted Financial Statements - Not applicable.

           (l) Initial Capital Agreements: Letter of Understanding re: Initial Shares is incorporated by reference to Post-Effective Amendment No. 61.

           (m) Rule 12b-1 Plan: Form of Share Marketing Plan (Rule 12b-1 Plan) is incorporated by reference to Post-Effective Amendment No. 52.

           (n)   Financial Data Schedule - Not applicable.

           (o) 18f-3 Plan-Form of Amended and Restated Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 61.

           (p) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 76.

Item 24.   Persons Controlled by or Under Common Control with the Fund

           Montgomery Asset Management, LLC, a Delaware limited liability company, is the manager of each series of the Registrant, of The Montgomery Funds II, a Delaware business trust, and of The Montgomery Funds III, a Delaware business trust. Montgomery Asset Management, LLC is a subsidiary of Commerzbank AG based in Frankfurt, Germany. The Registrant, The Montgomery Funds II and The Montgomery Funds III are deemed to be under the common control of each of those two entities.

Item 25.   Indemnification

           Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

           Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment Adviser

           Effective July 31, 1997, Montgomery Asset Management, L.P. completed the sale of substantially all of its assets to the current investment manager, Montgomery Asset Management, LLC ("MAM, LLC"), a subsidiary of Commerzbank A.G. Information about the officers and directors of MAM, LLC is provided below. The address for the following persons is 101 California Street, San Francisco, California 94111.

           R. Stephen Doyle                 Chairman of the Board of Directors
           Mark B. Geist                    Chief Executive Officer of MAM, LLC
           F. Scott Tuck                    President of MAM, LLC


           The following directors of MAM, LLC also are officers of Commerzbank AG. The address for the following persons is Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany.

           Heinz Josef Hockmann             Director of MAM, LLC
           Dr. Friedrich Schmitz            Director of MAM, LLC
           Andreas Kleffel                  Director of MAM, LLC

Item 27.   Principal Underwriter

           (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

                 American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
                 American Century Government Income Trust
                 American Century International Bond Funds
                 American Century Investment Trust
                 American Century Municipal Trust
                 American Century Mutual Funds, Inc.
                 American Century Premium Reserves, Inc.
                 American Century Quantitative Equity Funds
                 American Century Strategic Asset Allocations, Inc.
                 American Century Target Maturities Trust
                 American Century Variable Portfolios, Inc.
                 American Century World Mutual Funds, Inc.
                 BJB Investment Funds
                 The Brinson Funds
                 Dresdner RCM Capital Funds, Inc.
                 Dresdner RCM Equity Funds, Inc.
                 Founders Funds, Inc.
                 Harris Insight Funds Trust
                 HT Insight Funds, Inc. d/b/a Harris Insight Funds
                 J.P. Morgan Institutional Funds
                 J.P. Morgan Funds
                 JPM Series Trust
                 JPM   Series   Trust   II   LaSalle   Partners   Funds,   Inc.
                 Kobrick-Cendant Investment Trust Merrimac Series Monetta Fund, Inc. Monetta Trust The Montgomery Funds The Montgomery Funds II The Munder Framlington Funds Trust The Munder Funds Trust The Munder Funds, Inc.
                 National Investors Cash Management Fund, Inc.
                 Orbitex Group of Funds
                 SG Cowen Funds, Inc.
                 SG Cowen Income + Growth Fund, Inc.
                 SG Cowen Standby Reserve Fund, Inc.
                 SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
                 SG Cowen Series Funds, Inc.
                 St. Clair Funds, Inc.
                 The Skyline Funds
                 Waterhouse Investors Family of Funds, Inc.
                 WEBS Index Fund, Inc.

                 The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

           (b)   The  following is a list of the executive  officers,  directors and partners of Funds Distributor, Inc.
                 Director, President and Chief Executive Officer  Marie E. Connolly
                 Executive Vice President                         George A. Rio
                 Executive Vice President                         Donald R. Roberson
                 Executive Vice President                         William S. Nichols
                 Senior Vice President, General Counsel, Chief    Margaret W. Chambers
                     Compliance Officer, Secretary and Clerk
                 Senior Vice President                            Michael S. Petrucelli
                 Director, Senior Vice President, Treasurer and   Joseph F. Tower, III
                     Chief Financial Officer
                 Senior Vice President                            Paula R. David
                 Senior Vice President                            Allen B. Closser
                 Senior Vice President                            Bernard A. Whalen
                 Chairman and Director                            William J. Nutt

           (c)   Not Applicable.

Item 28.   Location of Accounts and Records.

           The accounts,  books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") will be kept by the Registrant's Transfer Agent, DST Systems, Inc., P.O. Box 1004 Baltimore, Kansas City, Missouri 64105, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9),
(10) and (11) of Rule 31a-1(b)), which will be kept by the Registrant at 101 California Street, San Francisco, California 94111.

Item 29.   Management Services.

           There are no management-related service contracts not discussed in Parts A and B.

Item 30.   Undertakings.

           (a)   Not applicable.

           (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's last annual report to shareholders, upon request and without charge.

           (c) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on this 30th day of October, 2000.


                                THE MONTGOMERY FUNDS


                                By:  George A. Rio*
                                     --------------
                                     George A. Rio
                                     President and Principal Executive Officer;
                                     Treasurer and Principal Financial and
                                     Accounting Officer



         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


George A. Rio*                 President and                   October 30, 2000
--------------
George A. Rio                  Principal Executive Officer,
                               Treasurer and Principal
                               Financial and Accounting
                               Officer


R. Stephen Doyle *             Chairman of the                 October 30, 2000
------------------             Board of Trustees
R. Stephen Doyle


Andrew Cox *                   Trustee                         October 30, 2000
------------
Andrew Cox


Cecilia H. Herbert *           Trustee                         October 30, 2000
--------------------
Cecilia H. Herbert


John A. Farnsworth *           Trustee                         October 30, 2000
--------------------
John A. Farnsworth



* By:    /s/ Julie Allecta
         -----------------
         Julie Allecta, Attorney-in-Fact
         pursuant to Power of Attorney previously filed.

--------------------------------------------------------------------------------

                                 Exhibit 23 (i)

             Consent and Opinion of Counsel as to Legality of Shares

--------------------------------------------------------------------------------

                                October 27, 2000



Montgomery Asset Management, LLC
101 California Street
San Francisco, California 94111

         Re:  The Montgomery Funds

Ladies and Gentlemen:

              We have acted as counsel to The Montgomery Funds, a Massachusetts business trust (the "Trust"), in connection with various Post-Effective Amendments to the Trust's Registration Statement filed on Form N-1A with the Securities and Exchange Commission (the "Post-Effective Amendments") and relating to the issuance by the Trust of an indefinite number of $0.01 par value shares of beneficial interest (the "Shares") for the following series of the
Trust: Montgomery Growth Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery International Growth Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Global 20 Portfolio, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery Government Money Market Fund, Montgomery Federal Tax-Free Money Fund, Montgomery California Tax- Free Intermediate Bond Fund, Montgomery California Tax-Free Money Fund, Montgomery Growth 20 Portfolio, Montgomery International 20 Portfolio and Montgomery Mid Cap 20 Portfolio (each a "Fund" and collectively the "Funds").

              In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons, and the conformity to the originals of all records, documents, and instruments submitted to us as copies. We have based our opinion on the following:

              (a) the Trust's Agreement and the Declaration of Trust dated May 10, 1990, as amended on November 11, 1993 (the "Declaration of Trust"). The Declaration of Trust as amended has been in full force and effect from May 10, 1990, through the date hereof;

The Montgomery Funds
October 27, 2000
Page 2


              (b) the Trust's Certificate of Trust as originally filed with the Secretary of State of Massachusetts on May 16, 1990, and as amended on November 11, 1993 and amended on May 23, 1995; and the Amended and Restated Certificate of Trust, as filed with the Secretary of State of Massachusetts on May 26, 1995 (the "Certificate of Trust"). The Certificate of Trust, as amended, has been in full effect from May 16, 1990 (or from the date of the relevant amendment), through the date hereof;

              (c) the Trust's By-laws, as amended and restated on November 11, 1993, August 16, 1994 and February 29, 2000. The By-laws, as amended, have been in full force and effect from the original date of its adoption through the date hereof;

              (d) resolutions of the Trustees of the Trust authorizing the establishment of the Funds and the issuance of their respective Shares, as adopted at meetings on July 9, 1990; November 11, 1991; January 30, 1992; April 27, 1992; July 30, 1992; November 12, 1992; February 4, 1993; May 13, 1993;
September 8, 1993; November 11, 1993; February 11, 1994; May 23, 1994; August 16, 1994; November 17, 1994; March 2, 1995; May 23, 1995; November 16, 1995;
February 15, 1996; May 2, 1996; May 29, 1996;  November 20, 1996;  September 30,
1997, November 16, 1999 and September 22, 2000, certified by an officer of the Trust as being in full force and effect through the date hereof;

              (e) the respective Post-Effective Amendment for each series; and

              (f) a certificate of an officer of the Trust as to certain factual matters relevant to this opinion.

              Our opinion below is limited to the federal law of the United States of America and the business trust law of the Commonwealth of Massachusetts. We are not licensed to practice law in the Commonwealth of Massachusetts, and we have based our opinion below solely on our review of Chapter 182 of the General Laws of the Commonwealth of Massachusetts and the case law interpreting such Chapter as reported in Massachusetts Corporation Law & Practice (Aspen Law & Business 1997 & Supp. 1999). We have not undertaken a review of other Massachusetts law or of any administrative or court decisions in connection with rendering this opinion. We disclaim any opinion as to any law other than that of the United States of America and the business trust law of the Commonwealth of Massachusetts as described above, and we disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental authority.

              We note that pursuant to certain decisions of the Supreme Judicial Court of the Commonwealth of Massachusetts, shareholders of a Massachusetts business trust may, in certain circumstances, be held personally liable as partners for the obligations or liabilities of the trust.

The Montgomery Funds
October 27, 2000
Page 3


However, we also note that Article VIII, Section 1 of the Declaration of Trust provides that all persons extending credit to, contracting with or having any claim against the Trust or the Funds shall look only to the assets of the Trust or the Funds for payment thereof and that the shareholders shall not be personally liable therefor, and further provides that every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust may include a notice that such instrument was executed on behalf of the Trust and that the obligations of such instruments are not binding upon any of the shareholders of the Trust individually, but are binding only on the assets and property of the Trust.

              Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Trust's Prospectus included in the Post-Effective Amendment and in accordance with the Trust Instrument, (ii) all consideration for the Shares will be actually received by the Trust, and (iii) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Trust, the Shares will be legally issued, fully paid and nonassessable.

              This opinion is rendered to you in connection with the Post-Effective Amendments and is solely for your benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise you of any developments in areas covered by this opinion that occur after the date of this opinion.

              We hereby consent to (i) the reference to our firm as Legal Counsel in the Prospectus included in the applicable Post-Effective Amendments, and (ii) the filing of this opinion as an exhibit to those Post-Effective Amendments.


                                   Very truly yours,

                                   /s/  Paul, Hastings, Janofsky & Walker LLP
                                   ------------------------------------------

--------------------------------------------------------------------------------

                                 Exhibit 23 (j)

                          Independent Auditors Consent

--------------------------------------------------------------------------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post Effective Amendment #81 to the Registration Statement on Form N-1A of our report dated August 18, 2000, relating to the financial statements and financial highlights appearing in the June 30, 2000 Annual Report to Shareholders of the Montgomery Growth Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery International Growth Fund, Montgomery International 20 Portfolio, Montgomery Global Opportunities Fund, Montgomery Global 20 Portfolio, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Federal Tax-Free Money Fund, Montgomery California Tax-Free Money Fund and Montgomery U.S. Select 20 Portfolio (seventeen of the portfolios constituting The Montgomery Funds) and Montgomery Balanced Fund, Montgomery Global Long-Short Fund, Montgomery Emerging Markets 20 Portfolio, Montgomery Institutional Series: International Growth Portfolio and Montgomery Institutional Series: Emerging Markets Portfolio (five of the portfolios constituting The Montgomery Funds II), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "General Information" in such Registration Statement.


PricewaterhouseCoopers LLP
San Francisco, CA
October 31, 2000